Exhibit 10.1
EXECUTION VERSION
FOURTH AMENDMENT
TO CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 12, 2011 and is entered into by and among SITEL, LLC, a Delaware limited liability company (the “U.S. Borrower”), CLIENTLOGIC HOLDING LIMITED, a company incorporated in England and Wales under company number 3530981 (the “UK Borrower”), SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), an Ontario corporation (the “Canadian Borrower” and collectively with the U.S. Borrower and the UK Borrower, the “Borrowers”), SITEL WORLDWIDE CORPORATION (f/k/a ClientLogic Corporation), a Delaware corporation (“Holdings”), GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”), acting with the consent of the Requisite Lenders, the L/C ISSUERS listed on the signature pages hereto, the SWING LINE LENDERS listed on the signature pages hereto, and, for purposes of Section VI hereof, the GUARANTORS listed on the signature papers hereto, and is made with reference to that certain CREDIT AGREEMENT dated as of January 30, 2007 (as amended through the date hereof, the “Credit Agreement”) by and among the Borrowers, Holdings, the subsidiaries of the Borrowers named therein, the Lenders, the Administrative Agent, the Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
     WHEREAS, the Credit Parties have requested that Requisite Lenders, L/C Issuers and Swing Line Lenders agree to amend certain provisions of the Credit Agreement as provided for herein;
     WHEREAS, subject to certain conditions, each Lender that executes and delivers a signature page to this Amendment specifically in the capacity of a “Consenting Lender” or is deemed to be a "Consenting Lender” pursuant to Section II will have agreed, upon the Fourth Amendment Effective Date, to the terms of this Amendment but not to have agreed to convert any of its Original Revolving Loans, Original Revolving Commitments and Original Term Loans, as applicable, into Extended Revolving Loans, Extended Revolving Commitments and Extended Term Loans, as applicable, on the Fourth Amendment Effective Date;
     WHEREAS, subject to certain conditions, each Lender that executes and delivers a signature page to this Amendment specifically in the capacity of an “Extending Lender” will have agreed, upon the Fourth Amendment Effective Date, to the terms of this Amendment and will have agreed to convert any or all of its Original Revolving Loans, Original Revolving Commitments and Original Term Loans, as applicable, into Extended Revolving Loans, Extended Revolving Commitments and Extended Term Loans, as applicable, on the Fourth Amendment Effective Date, in each case, as more fully set forth on such Lender’s signature page hereto;

     WHEREAS, subject to the terms and conditions set forth herein and in the Credit Agreement as amended hereby, each Swing Line Lender, by its execution and delivery of a signature page to this Amendment, will have agreed, upon the Fourth Amendment Effective Date, to continue its commitment to make Swing Line Loans in accordance with the Credit Agreement as amended hereby; and
     WHEREAS, subject to the terms and conditions set forth herein and in the Credit Agreement as amended hereby, each L/C Issuer, by its execution and delivery of a signature page to this Amendment, will have agreed, upon the Fourth Amendment Effective Date, to continue its commitment to issue Letters of Credit in accordance with the Credit Agreement as amended hereby.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO CREDIT AGREEMENT
     A. The Credit Agreement is hereby amended and modified in its entirety from and after the Fourth Amendment Effective Date as reflected in the Amended Agreement (as defined below) attached hereto as Annex I. Any provision of the Credit Agreement that is different from that set forth in the Amended Agreement from and after the Fourth Amendment Effective Date shall be superseded in all respects by the provisions of the Amended Agreement.
     B. Exhibit 9.1(a) is hereby amended and restated in its entirety to read as set forth in Annex II to this Amendment.
     C. The Credit Agreement is hereby amended by adding new Exhibits B, C, D, E and F thereto in the form of Annexes III, IV, V, VI and VII, respectively, to this Amendment.
SECTION II. AMENDMENT FEES
     A. Each Lender that shall execute a counterpart hereof and return such counterpart to the Administrative Agent prior to 5:00 p.m., New York City time, on May 10, 2011, shall be entitled to an amendment fee (collectively, the “Amendment Fees") payable upon the Fourth Amendment Effective Date as provided in Section III below equal to 0.25% of the sum of (a) the outstanding Term Loans of such Lender and (b) the Revolving Commitment (whether used or unused) of such Lender, in each case, as calculated on the Fourth Amendment Effective Date. The Amendment Fees payable under this Section II to a Lender shall be paid to the Administrative Agent for the account of such Lender, shall be paid in immediately available funds and, once paid, shall not be refundable under any circumstances. For the avoidance of doubt, the parties hereto agree that no Amendment Fee shall be payable unless the Fourth Amendment Effective Date shall occur. In the event that a Lender executes a counterpart hereof, but such counterpart fails to specify whether such Lender is a Consenting Lender or an Extending Lender, such Lender shall be deemed to be a Consenting Lender unless, prior to the Fourth Amendment Effective Date, such Lender notifies the Administrative Agent and the Borrowers in writing that it is an Extending Lender.

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SECTION III. CONDITIONS TO EFFECTIVENESS
     This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Fourth Amendment Effective Date”) and the modifications to the terms of the Credit Agreement set forth in Section I hereof shall thereafter be effective and accordingly the Borrowers will not have any obligation to comply with the terms of Section 6.9 of the Credit Agreement as such provisions existed prior to giving effect to this Amendment but instead will be obligated to comply with the terms of Section 6.9 of the Credit Agreement as amended by this Amendment:
     A. Execution. Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Credit Parties and (ii) (x) consent and authorization from Requisite Lenders to execute this Amendment on their behalf or (y) a counterpart signature of this Amendment duly executed by Requisite Lenders.
     B. Fees. Administrative Agent shall have received (i) the Amendment Fees and all other fees and other amounts due and payable by Borrowers to the Administrative Agent or any of its Affiliates on or prior to the Fourth Amendment Effective Date and (ii) to the extent invoiced to the Borrowers, reimbursement or other payment of all out-of-pocket expenses (including the reasonable fees and expenses of Latham & Watkins LLP) required to be reimbursed or paid by Holdings or any of the Borrowers hereunder, any other Loan Document or any separate agreements entered into between Holdings, the Borrowers and Administrative Agent.
     C. Necessary Consents. Each Credit Party shall have obtained all material consents, including the approvals of its board of directors or similar governing body, necessary or advisable in connection with the transactions contemplated by this Amendment.
     D. Legal Opinion. Borrowers shall have delivered an opinion of U.S. counsel reasonably acceptable to the Administrative Agent as to any matters reasonably requested by the Administrative Agent.
SECTION IV. CONDITIONS SUBSEQUENT
     The Credit Parties shall deliver, or cause to be delivered, to Administrative Agent no later than the date occurring sixty (60) days after the Fourth Amendment Effective Date (or such later date as may be acceptable to the Administrative Agent in its sole and absolute discretion):
     A. Legal Opinions. Opinions of UK counsel and Canadian Counsel to the Credit Parties, in each case, reasonably acceptable to the Administrative Agent as to any matters reasonably requested by the Administrative Agent.
     B. Mortgage Modifications. To the extent reasonably determined to be necessary by the Administrative Agent, each of the following items:

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     (i) fully executed and notarized mortgage modifications (each, a “Mortgage Modification”), in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each Mortgaged Property;
     (ii) an opinion of counsel (which counsel shall be reasonably satisfactory to Collateral Agent) in each state in which a Mortgaged Property is located with respect to the enforceability of the form(s) of Mortgage Modifications to be recorded in such state with respect to such Mortgaged Properties and such other matters as Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to Collateral Agent; and
     (iii) with respect to the lender’s title insurance policy insuring each Mortgaged Property, a mortgage modification endorsement, executed by a title company that is reasonably satisfactory to Collateral Agent with respect to each Mortgaged Property that is in form and substance reasonably satisfactory to Collateral Agent, insuring that the validity, enforceability and priority of the applicable mortgage and that the effectiveness of such title policy shall remain unchanged following recordation of the related Mortgage Modification.
SECTION V. REPRESENTATIONS AND WARRANTIES
     In order to induce Lenders, Swing Line Lenders and L/C Issuers to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender, Swing Line Lender and L/C Issuer that the following statements are true and correct in all material respects:
     A. Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Loan Documents to which it is a party.
     B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of each Credit Party.
     C. No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Loan Documents to which it is a party: (a) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreement, memorandum or articles of association (or equivalent) as applicable; (b) do not violate any applicable law or regulation, or any order or decree of any court or Governmental Authority except where such violation would not reasonably be expected to have a Material Adverse Effect; (c) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound except where such conflict, breach or default would not reasonably be expected to have a Material Adverse Effect; (d) do not result in the creation or imposition of any Lien upon any

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material property of such Person other than those in favor of Collateral Agent, on behalf of itself and Secured Parties, pursuant to the Loan Documents other than Liens permitted under the Credit Agreement; and (e) do not require the consent or approval of any Governmental Authority, other than those that have been (or will be within any applicable statutory time limits) duly obtained, made or complied with prior to the Fourth Amendment Effective Date.
     D. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section III of the Amended Agreement are and will be true and correct in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
     E. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
SECTION VI. ACKNOWLEDGMENT AND CONSENT
     Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).
     Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
     Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

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SECTION VII. MISCELLANEOUS
     A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
     (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
     (ii) This Amendment shall be deemed a “Loan Document” for all purposes under the Credit Agreement.
     (iii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (iv) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
     B. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws affecting creditors’ rights generally and (b) the application of the general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in equity or at law).
     C. Disclosure. Holdings, the Borrowers and the Administrative Agent hereby each advises the Lenders that J. Aron & Company, an affiliate of GSCP, is party to an Interest Rate Protection Agreement with one or more of the Borrowers. In such transaction, J. Aron & Company is acting solely as a principal (including with respect to any rights and remedies thereunder) and is not in any way acting as an agent or fiduciary for the Borrowers, Holdings or the Lenders, the Administrative Agent or any other person in connection therewith.
     D. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     E. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO

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CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.
     F. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
     G. Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

U.S. BORROWER:	SITEL, LLC
	By:	/s/ Patrick Tolbert
		Name:	Patrick Tolbert
		Title:	Chief Financial Officer

Fourth Amendment Signature Page

UK BORROWER:	CLIENTLOGIC HOLDING LIMITED
	By:	/s/ John Hayward
		Name:	John Hayward
		Title:	Secretary

CANADIAN BORROWER	SITEL CANADA CORPORATION
	By:	/s/ Patrick Tolbert
		Name:	Patrick Tolbert
		Title:	Chief Financial Officer

Fourth Amendment Signature Page

HOLDINGS:	SITEL WORLDWIDE CORPORATION
	By:	/s/ Patrick Tolbert
		Name:	Patrick Tolbert
		Title:	Global Chief Financial Officer

GUARANTORS:	SITEL OPERATING CORPORATION
	By:	/s/ Patrick Tolbert
		Name:	Patrick Tolbert
		Title:	Chief Financial Officer

SERVICE ZONE HOLDINGS, LLC
	By:	/s/ Patrick Tolbert
		Name:	Patrick Tolbert
		Title:	Chief Financial Officer

CATALOG RESOURCES, INC.
	By:	/s/ Patrick Tolbert
		Name:	Patrick Tolbert
		Title:	Chief Financial Officer

SITEL INTERNATIONAL HOLDINGS, INC.
	By:	/s/ Patrick Tolbert
		Name:	Patrick Tolbert
		Title:	Chief Financial Officer

Fourth Amendment Signature Page

1293219 ONTARIO INC.
By:	/s/ Patrick Tolbert
	Name:	Patrick Tolbert
	Title:	Chief Financial Officer

1293220 ONTARIO INC.
By:	/s/ Patrick Tolbert
	Name:	Patrick Tolbert
	Title:	Chief Financial Officer

SITEL MEXICO S.A. DE C.V.
By:	/s/ David Beckman
	Name:	David Beckman
	Title:	Secretary

CLIENTLOGIC (UK) HOLDING LIMITED
By:	/s/ Tim Schuh
	Name:	Tim Schuh
	Title:	Director

CLIENTLOGIC LIMITED
By:	/s/ Tim Schuh
	Name:	Tim Schuh
	Title:	Director

Fourth Amendment Signature Page

CLIENTLOGIC (UK) LIMITED
By:	/s/ Tim Schuh
	Name:	Tim Schuh
	Title:	Chairman

SITEL INTERNATIONAL, LLC
By:	/s/ Patrick Tolbert
	Name:	Patrick Tolbert
	Title:	Chief Financial Officer

NATIONAL ACTION FINANCIAL SERVICES, INC.
By:	/s/ Patrick Tolbert
	Name:	Patrick Tolbert
	Title:	Chief Financial Officer

SITEL CUSTOMER CARE, INC.
By:	/s/ Patrick Tolbert
	Name:	Patrick Tolbert
	Title:	Chief Financial Officer

SITEL TELESERVICES CANADA, INC.
By:	/s/ Patrick Tolbert
	Name:	Patrick Tolbert
	Title:	Chief Financial Officer

Fourth Amendment Signature Page

SITEL (BVI) INTERNATIONAL, INC.
By:	/s/ Patrick Tolbert
	Name:	Patrick Tolbert
	Title:	Chief Financial Officer

SITEL EUROPE LIMITED
By:	/s/ Tim Schuh
	Name:	Tim Schuh
	Title:	Chairman

SITEL UK LIMITED
By:	/s/ Tim Schuh
	Name:	Tim Schuh
	Title:	Chairman

SITEL NEW ZEALAND LIMITED
By:	/s/ Steven Barker
	Name:	Steven Barker
	Title:	Director

CLIENTLOGIC B.V.
By:	/s/ Tim Schuh
	Name:	Tim Schuh
	Title:	Chairman

Fourth Amendment Signature Page

SYSTEMS INTEGRATED TELEMARKETING NETHERLANDS B.V.
By:	/s/ Tim Schuh
	Name:	Tim Schuh
	Title:	Chairman of Board

SITEL GMBH
By:	/s/ Tim Schuh
	Name:	Tim Schuh
	Title:	Chairman of Board

SRM INKASSO GMBH
By:	/s/ Tim Schuh
	Name:	Tim Schuh
	Title:	Chairman of Board

SITEL IBERICA TELESERVICES, S.A.U.
By:	/s/ Pedro Lozano
	Name:	Pedro Lozano
	Title:	Director

SITEL BELGIUM NV
By:	/s/ Tim Schuh
	Name:	Tim Schuh
	Title:	Chairman of Board

Fourth Amendment Signature Page

SITEL FINANCE CORP.
By:	/s/ Patrick Tolbert
	Name:	Patrick Tolbert
	Title:	Chief Financial Officer

SITEL PANAMA, S.A.
By:	/s/ Patrick Tolbert
	Name:	Patrick Tolbert
	Title:	Chief Financial Officer

SITEL PHILIPPINES CORPORATION
By:	/s/ Steven Barker
	Name:	Steven Barker
	Title:	Director

SITEL INDIA LIMITED
By:	/s/ David Beckman
	Name:	David Beckman
	Title:	Director

Fourth Amendment Signature Page

GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent
By:	/s/ Gabe Jacobson
	Name:	Gabe Jacobson
	Title:	Authorized Signatory

Fourth Amendment Signature Page

CREDIT AGREEMENT
Dated as of January 30, 2007,
as amended as of December 9, 2008,
as amended as of April 21, 2009,
as amended as of February 18, 2010, and
as amended as of May 12, 2011
among
SITEL, LLC,
as U.S. Borrower,
CLIENTLOGIC HOLDING LIMITED,
as UK Borrower,
SITEL CANADA CORPORATION,
as Canadian Borrower,
THE OTHER CREDIT PARTIES SIGNATORY HERETO
FROM TIME TO TIME,
as Credit Parties,
THE LENDERS SIGNATORY HERETO
FROM TIME TO TIME,
as Lenders,
GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Joint Lead Arranger, Joint Bookrunner, Collateral Agent and Administrative Agent,
GE CAPITAL MARKETS, INC.,
as Joint Lead Arranger and Joint Bookrunner,
and
GENERAL ELECTRIC CAPITAL CORPORATION,
Syndication Agent

TABLE OF CONTENTS

1. AMOUNT AND TERMS OF CREDIT	3

1.1 Credit Facilities	3
1.2 Letters of Credit	22
1.3 Prepayments	24
1.4 Use of Proceeds	28
1.5 Interest and Applicable Margins	29
1.6 Fees	34
1.7 Receipt of Payments	36
1.8 Application and Allocation of Payments	36
1.9 Loan Accounts and Accounting	37
1.10 Indemnity	39
1.11 Taxes	43
1.12 Capital Adequacy; Increased Costs; Illegality	47
1.13 Currency Conversion	49
1.14 Judgment Currency; Contractual Currency	49
1.15 Single Loan	50
1.16 Mitigation	50
1.17 Extensions of Loans and Commitments	51
1.18 Refinancing Facilities	64

2. CONDITIONS PRECEDENT	69

2.1 Conditions to the Initial Loans	69
2.2 Further Conditions to Each Loan Made After the Closing Date	71

3. REPRESENTATIONS AND WARRANTIES	72

3.1 Corporate Existence; Compliance with Law	72
3.2 Corporate Power, Authorization, Enforceable Obligations	73
3.3 Material Adverse Effect	73
3.4 Ownership of Property; Liens	73
3.5 Government Regulation	74
3.6 Margin Regulations	74
3.7 Taxes	74
3.8 Employee Benefit Plans	74
3.9 No Litigation	75
3.10 Full Disclosure	76
3.11 Environmental Matters	76
3.12 Solvency	77
3.13 PATRIOT Act	77
3.14 Financial Administration Act (Canada)	77
3.15 No Financial Assistance	77

4. FINANCIAL STATEMENTS AND INFORMATION	77

4.1 Financial Statements and Information	77

5. AFFIRMATIVE COVENANTS	78

5.1 Maintenance of Existence and Conduct of Business	78
5.2 Payment of Charges	78
5.3 Books and Records	78
5.4 Insurance	79
5.5 Compliance with Laws	79
5.6 Supplemental Disclosure	79
5.7 Environmental Matters	80
5.8 Real Estate	80
5.9 Further Assurances and Collateral	80
5.10 Future Credit Parties	81
5.11 Post-Closing Requirements	82
5.12 Interest Rate Protection	83
5.13 Maintenance of Ratings	83
5.14 Lender Meetings	83
5.15 Financial assistance	83
5.16 Credit Parties	83
5.17 Deposit Accounts	83

6. NEGATIVE COVENANTS	84

6.1 Mergers, Subsidiaries, Etc.	84
6.2 Investments; Loans and Advances	86
6.3 Indebtedness	88
6.4 Affiliate Transactions	91
6.5 Capital Structure and Business	91
6.6 Guaranteed Indebtedness	92
6.7 Liens; Restrictive Agreements	92
6.8 Sale of Equity Interests and Assets	92
6.9 Financial Covenants	94
6.10 Sale-Leasebacks	94
6.11 Restricted Payments	95
6.12 Change of Fiscal Year	96
6.13 Restrictions on Activities of Holdings Company and Senior Notes Co-Issuer(s).	96
6.14 Amendments or Waivers with respect to Senior Notes.	96

7. TERMINATION	97

7.1 Termination	97
7.2 Survival of Obligations Upon Termination of Financing Arrangements	97

8. EVENTS OF DEFAULT; RIGHTS AND REMEDIES	97

8.1 Events of Default	97
8.2 Remedies	99
8.3 Waivers by Credit Parties	100

9. ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT	100

9.1 Assignment and Participations	100
9.2 Appointment of Agents	107
9.3 General Immunity	107
9.4 Agents Entitled to Act as Lender	109
9.5 Lenders’ Representations, Warranties and Acknowledgement	109
9.6 Indemnification	110
9.7 Successor Agent	110
9.8 Setoff and Sharing of Payments	112
9.9 Advances; Payments; Non-Funding Lenders; Information; Actions in Concert	112
9.10 Authorization to Execute Loan Documents	115
9.11 Collateral Documents and Guaranty; Rights Under Hedging Agreements	116
9.12 Fondé de Pouvoir	117

10. SUCCESSORS AND ASSIGNS	118

10.1 Successors and Assigns	118

11. MISCELLANEOUS	118

11.1 Complete Agreement; Modification of Agreement	118
11.2 Amendments and Waivers	118
11.3 Fees and Expenses	120
11.4 No Waiver	121
11.5 Remedies	121
11.6 Severability	121
11.7 Conflict of Terms	121
11.8 Confidentiality	121
11.9 GOVERNING LAW	122
11.10 Notices	123
11.11 Section Titles	124
11.12 Counterparts	124
11.13 WAIVER OF JURY TRIAL	124
11.14 Press Releases and Related Matters	125
11.15 Reinstatement	125
11.16 Advice of Counsel	125
11.17 No Strict Construction	125
11.18 PATRIOT Act Notice	126
11.19 Mandatory Costs	126

11.20 Joint and Several Liability	127
11.21 Evidence of Debt for Purposes of Executive Proceedings in Spain	127
11.22 Spanish Formalities	128
11.23 Limitations Act, 2002 (Ontario)	128
11.24 Release of Credit Parties	128

12. DEBT ALLOCATION MECHANISM	128

12.1 Implementation of DAM	128
12.2 Letters of Credit	129
12.3 Net Payments Upon Implementation of DAM Exchange	131

INDEX OF APPENDICES

Annex A (Recitals)	—	Definitions
Annex B (Section 1.2)	—	Letters of Credit under the U.S. Revolving Credit Facility
Annex C (Section 1.2)	—	Letters of Credit under the Canadian Revolving Credit Facility
Annex D (Section 1.2)	—	Letters of Credit under the UK Revolving Credit Facility
Annex E (Section 4.1(a))	—	Financial Statements and Projections — Reporting
Annex F (Section 6.9)	—	Financial Covenants
Annex G	—	Reserved
Annex H (Section 11.10)	—	Notice Addresses
Annex I (from Annex A-Commitments definition)	—	Commitments as of Closing Date

Exhibit 1.1(a)-1(i)	—	Form of Notice of U.S. Revolving Credit Advance
Exhibit 1.1(a)-1(ii)	—	Form of U.S. Revolving Note
Exhibit 1.1(a)-2(i)	—	Form of Notice of Canadian Revolving Credit Advance
Exhibit 1.1(a)-2(ii)	—	Form of Canadian Revolving Note
Exhibit 1.1(a)-3(i)	—	Form of Notice of UK Revolving Credit Advance
Exhibit 1.1(a)-3(ii)	—	Form of UK Revolving Note
Exhibit 1.1(b)-1(i)	—	Form of U.S. Term Note
Exhibit 1.1(b)-2(i)	—	Form of Euro Term Note
Exhibit 1.1(b)-3(i)	—	Form of Sterling Term Note
Exhibit 1.1(c)(ii)	—	Form of U.S. Dollars Swing Line Note
Exhibit 1.1(d)(ii)	—	Form of Canadian Dollars Swing Line Note
Exhibit 1.1(e)(ii)	—	Form of Euro Swing Line Note
Exhibit 1.1(f)(ii)	—	Form of Sterling Swing Line Note
Exhibit 1.5(e)	—	Form of Notice of Conversion/Continuation
Exhibit 2.1(a)	—	Form of Specified Representations Certificate
Exhibit 2.1(l)	—	Form of Initial Notice of Advance
Exhibit 9.1(a)	—	Form of Assignment Agreement
Exhibit A	—	Form of Affiliate Subordination Agreement
Exhibit B	—	Form of Term Loan Extension Request
Exhibit C	—	Form of Revolving Loan Extension Request
Exhibit D	—	Form of Extension Election
Exhibit E	—	Form of Extension Agreement
Exhibit F	—	Form of Joinder Agreement
Schedule 1.1	—	Agents’ and Swing Line Lenders’ Representatives
Disclosure Schedule 3.11	—	Environmental Matters
Disclosure Schedule 5.11	—	Post-Closing Requirements
Disclosure Schedule 6.2(b)	—	Existing Investments
Disclosure Schedule 6.3	—	Existing Indebtedness
Disclosure Schedule 6.7	—	Existing Liens

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          This CREDIT AGREEMENT, dated as of January 30, 2007, as amended by the First Amendment, dated as of December 9, 2008, the Second Amendment, dated as of April 21, 2009, the Third Amendment, dated as of February 18, 2010, and the Fourth Amendment, dated as of May 12, 2011, among SITEL, LLC, a Delaware limited liability company (“U.S. Borrower”); CLIENTLOGIC HOLDING LIMITED, a company incorporated in England and Wales under company number 3530981 (“UK Borrower”); SITEL CANADA CORPORATION, an Ontario corporation (“Canadian Borrower”; and Canadian Borrower, collectively with U.S. Borrower and UK Borrower, the “Borrowers”); the other Credit Parties (such capitalized term and all other capitalized terms used in this preamble, the recitals set forth below and elsewhere in this Agreement shall have the meanings ascribed to them in Annex A) signatory hereto; the Lenders signatory hereto; GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner, Administrative Agent (together with its permitted successor(s) in such capacity, “Administrative Agent”) and Collateral Agent (together with its permitted successor(s) in such capacity, “Collateral Agent”); and GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent (in such capacity, “Syndication Agent”).
RECITALS
          WHEREAS, Lenders have agreed to extend certain credit facilities consisting of (i) a $550,000,000 U.S. Term Loan to U.S. Borrower, (ii) a €51,447,419.48 Euro Term Loan and a £30,000,000 Sterling Term Loan to UK Borrower, (iii) a $50,000,000 revolving credit facility to be made available to U.S. Borrower, (iv) a $7,000,000 revolving credit facility to be made available to Canadian Borrower in Canadian Dollars and (v) a $28,000,000 revolving credit facility made available to UK Borrower in Euro and Sterling;
          WHEREAS, the proceeds of the above described facilities will be used (i) to finance the Related Transactions, (ii) to pay related transaction costs, fees and expenses and (iii) to provide financing for working capital and general corporate purposes of Borrowers and their respective Subsidiaries;
          WHEREAS, Holdings has agreed (i) to guarantee the Obligations of U.S. Borrower, the UK Borrower and Canadian Borrower and (ii) to secure its guarantee of such Obligations by granting to Collateral Agent, for the benefit of the Secured Parties, a Lien on substantially all of its assets;
          WHEREAS, U.S. Borrower has agreed (i) to guarantee the Obligations of UK Borrower and Canadian Borrower and (ii) to secure all of its Obligations as U.S. Borrower, the Obligations of UK Borrower and Canadian Borrower and its guarantee of the Obligations of UK Borrower and Canadian Borrower by granting to Collateral Agent, for the benefit of the Secured Parties, a Lien on substantially all of its assets (to the extent set forth herein and in each other Loan Document), including a pledge of substantially all of the Equity Interests of each of its directly-owned Domestic Subsidiaries and 65% of its directly held voting Equity Interests and 100% of the directly held non-voting Equity Interests in Foreign Subsidiaries in the case of pledges to secure its Obligations as U.S. Borrower (or 100% of such voting and non-voting Equity Interests in the case of pledges to secure Obligations of UK Borrower and Canadian Borrower and pledges to secure its guarantor Obligations of UK and Canadian Borrower );

          WHEREAS, UK Borrower has agreed (i) to guarantee the Obligations of Canadian Borrower pursuant to the terms and subject to the conditions set forth herein and (ii) to secure its Obligations as UK Borrower and its guarantee of the Obligations of Canadian Borrower by granting to Collateral Agent, for the benefit of the Secured Parties, a Lien on substantially all of its assets (to the extent set forth herein and in each other Loan Document), including a pledge of substantially all of the Equity Interests of each of its directly-owned Subsidiaries;
          WHEREAS, Canadian Borrower has agreed (i) to guarantee the Obligations of UK Borrower pursuant to the terms and subject to the conditions set forth herein and (ii) to secure its Obligations as Canadian Borrower and its guarantee of the Obligations of UK Borrower by granting to Collateral Agent, for the benefit of the Secured Parties, a Lien on substantially all of its assets (to the extent set forth herein and in each other Loan Document), including a pledge of substantially all of the Equity Interests of each of its directly-owned Subsidiaries;
          WHEREAS, each of the Domestic Guarantors (other than Holdings) has agreed (i) to guarantee the Obligations of Borrowers and (ii) to secure its guarantee of such Obligations by granting to Collateral Agent, for the benefit of the Secured Parties, a Lien on substantially all of their respective assets (to the extent set forth herein and in each other Loan Document), including a pledge of all of the Equity Interests of each of their respective directly-owned Domestic Subsidiaries and 65% of its voting Equity Interests in directly held Foreign Subsidiaries (and 100% of non-voting Equity Interests in directly held Foreign Subsidiaries) in the case of pledges to secure Obligations in respect of its guarantor Obligations of U.S. Borrower (or 100% of such voting and non-voting Equity Interests in the case of pledges to secure Obligations in respect of its guarantor Obligations of UK Borrower and Canadian Borrower) (except as otherwise provided herein);
          WHEREAS, each of the Foreign Guarantors (other than UK Borrower and Canadian Borrower) has agreed (i) to guarantee the Obligations of UK Borrower and Canadian Borrower pursuant to the terms and subject to the conditions set forth herein and (ii) to secure its guarantee of such Obligations by granting to Collateral Agent, for the benefit of the Secured Parties, a Lien on substantially all of their respective assets (to the extent set forth herein and in each other Loan Document), including a pledge of all of the Equity Interests of each of their respective directly-owned Subsidiaries (except as otherwise provided herein);
          WHEREAS, Lenders have agreed among themselves that the exchange of interests in each Loan pursuant to the DAM Exchange will occur solely between such Lenders participating in the DAM Exchange; and
          WHEREAS, for purposes of this Agreement and the other Loan Documents, the rules of construction set forth in Annex A shall govern. All Annexes, Disclosure Schedules, Exhibits and other attachments (collectively, “Appendices”) hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together with this Agreement, shall constitute but a single agreement. These Recitals shall be construed as part of the Agreement.

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          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:
1. AMOUNT AND TERMS OF CREDIT
          1.1 Credit Facilities
          (a)-1. U.S. Revolving Credit Facility.
          (i) Subject to the terms and conditions hereof, (A) each Existing U.S. Revolving Lender agrees to make available to U.S. Borrower from time to time until the Original Commitment Termination Date (the “Original U.S. Revolving Commitment Period”) its U.S. Pro Rata Share of revolving credit advances requested to be made under such Commitment (an “Original U.S. Revolving Commitment”) denominated in U.S. Dollars (an “Original U.S. Revolving Credit Advance”), (B) each Extended U.S. Revolving Lender agrees to make available to U.S. Borrower during the period from the date any Extended U.S. Revolving Commitments are established until the Commitment Termination Date with respect to such Extension Series of Extended U.S. Revolving Commitments (the “Extended U.S. Revolving Commitment Period” of such Extension Series) its U.S. Pro Rata Share of revolving credit advances requested to be made under such Extension Series denominated in U.S. Dollars (an “Extended U.S. Revolving Credit Advance” under such Extension Series) and (C) each Refinancing U.S. Revolving Lender agrees to make available to U.S. Borrower during the period from the date any Refinancing U.S. Revolving Commitments are established until the Commitment Termination Date with respect to such Refinancing U.S. Revolving Commitments (the “Refinancing U.S. Revolving Commitment Period” with respect thereto) its U.S. Pro Rata Share of revolving credit advances requested to be made under such Commitment denominated in U.S. Dollars (a “Refinancing U.S. Revolving Credit Advance”). The U.S. Pro Rata Share of the Original U.S. Revolving Loan of any Existing U.S. Revolving Lender shall not at any time exceed the Original U.S. Revolving Commitment of such Lender. The U.S. Pro Rata Share of the Extended U.S. Revolving Loan of any Extended U.S. Revolving Lender shall not at any time exceed the Extended U.S. Revolving Commitment of such Lender. The U.S. Pro Rata Share of the Refinancing U.S. Revolving Loan of any Refinancing U.S. Revolving Lender shall not at any time exceed the Refinancing U.S. Revolving Commitment of such Lender. The U.S. Pro Rata Share of the U.S. Revolving Loan of any U.S. Revolving Lender shall not at any time exceed the U.S. Revolving Commitment of such Lender. The obligations of each U.S. Revolving Lender hereunder shall be several and not joint. Subject to the terms and conditions hereof, U.S. Borrower may from time to time borrow, repay and reborrow under this Section 1.1(a)-1 during the Original U.S. Revolving Commitment Period, Extended U.S. Revolving Commitment Period and the Refinancing U.S. Revolving Commitment Period, as applicable; provided that any U.S. Revolving Credit Advance to be made at any time shall not exceed U.S. Borrowing Availability at such time. Each U.S. Revolving Credit Advance shall be made on notice by U.S. Borrower to one of the representatives of Administrative Agent identified in Schedule 1.1 at the address specified therein. Any such notice must be given no later than (1) 1:00 p.m. (New York

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time) (2:00 p.m. (New York time) in the case of any proposed U.S. Dollars Swing Line Loan pursuant to Section 1.1(c)(i)) on the Business Day of any proposed U.S. Revolving Credit Advance to be made as an Index Rate Loan and (2) 1:00 p.m. (New York time) on the date which is three (3) Business Days prior to any proposed U.S. Revolving Credit Advance to be made as a LIBOR Loan. Each such notice (a “Notice of U.S. Revolving Credit Advance” and each such notice in respect of U.S. Dollars Swing Line Advances, a “Notice of U.S. Dollars Swing Line Advance”) must be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit 1.1(a)-1(i), and shall include the information required in such Exhibit. If U.S. Borrower desires to have the U.S. Revolving Credit Advances bear interest by reference to a LIBOR Rate, it must comply with Section 1.5(e).
          (ii) Except as provided in Section 1.9, if so requested by any Existing U.S. Revolving Lender by written notice to the U.S. Borrower (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter by any U.S. Revolving Lender, U.S. Borrower shall execute and deliver to the applicable U.S. Revolving Lender a note to evidence the U.S. Revolving Commitment of that U.S. Revolving Lender. Each note shall be in the principal amount of the U.S. Revolving Commitment of the applicable U.S. Revolving Lender denominated in U.S. Dollars, dated the Closing Date (or later date, as applicable) and substantially in the form of Exhibit 1.1(a)-1(ii) (each a “U.S. Revolving Note” and, collectively, the “U.S. Revolving Notes”). Each U.S. Revolving Note shall represent the obligation of U.S. Borrower to pay the amount of the applicable U.S. Revolving Lender’s U.S. Revolving Commitment or, if less, such U.S. Revolving Lender’s U.S. Pro Rata Share of the aggregate unpaid principal amount of all U.S. Revolving Credit Advances to U.S. Borrower together with interest thereon as prescribed in Section 1.5. The entire unpaid balance of (x) the Original U.S. Revolving Loan and all other non-contingent Obligations related thereto shall be immediately due and payable in full in immediately available funds on the Original Commitment Termination Date, (y) the Extended U.S. Revolving Loan and all other non-contingent Obligations related thereto shall be immediately due and payable in full in immediately available funds on the applicable Commitment Termination Date and (z) the Refinancing U.S. Revolving Loan and all other non-contingent Obligations related thereto shall be immediately due and payable in full in immediately available funds on the respective applicable Commitment Termination Date, as the case may be.
          (iii) Other than to the extent otherwise permitted pursuant to a Specified U.S Loan Reduction as contemplated by Section 1.17(f)(i)(2), each payment of principal with respect to the U.S. Revolving Loan shall be paid to Administrative Agent for the ratable benefit of each U.S. Revolving Lender making a U.S. Revolving Loan, ratably in proportion to each such U.S. Revolving Lender’s respective U.S. Revolving Commitment.
          (a)-2. Canadian Revolving Credit Facility.
          (i) Subject to the terms and conditions hereof, (A) each Existing Canadian Revolving Lender agrees to make available to Canadian Borrower from time to

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time until the Original Commitment Termination Date (the “Original Canadian Revolving Commitment Period”) its Canadian Pro Rata Share of revolving credit advances requested to be made under such Commitment (an “Original Canadian Revolving Commitment”) denominated in Canadian Dollars (an “Original Canadian Revolving Credit Advance”), (B) each Extended Canadian Revolving Lender agrees to make available to Canadian Borrower during the period from the date any Extended Canadian Revolving Commitments are established until the Commitment Termination Date with respect to such Extension Series of Extended Canadian Revolving Commitments (the “Extended Canadian Revolving Commitment Period” of such Extension Series) its Canadian Pro Rata Share of revolving credit advances requested to be made under such Extension Series denominated in Canadian Dollars (an “Extended Canadian Revolving Credit Advance” under such Extension Series) and (C) each Refinancing Canadian Revolving Lender agrees to make available to Canadian Borrower during the period from the date any Refinancing Canadian Revolving Commitments are established until the Commitment Termination Date with respect to such Refinancing Canadian Revolving Commitments (the “Refinancing Canadian Revolving Commitment Period” with respect thereto) its Canadian Pro Rata Share of revolving credit advances requested to be made under such Commitment denominated in Canadian Dollars (a “Refinancing Canadian Revolving Credit Advance”). The Canadian Pro Rata Share of the Dollar Equivalent of the Original Canadian Revolving Loan of any Existing Canadian Revolving Lender shall not at any time exceed the Original Canadian Revolving Commitment of such Lender. The Canadian Pro Rata Share of the Dollar Equivalent of the Extended Canadian Revolving Loan of any Extended Canadian Revolving Lender shall not at any time exceed the Extended Canadian Revolving Commitment of such Lender. The Canadian Pro Rata Share of the Dollar Equivalent of the Refinancing Canadian Revolving Loan of any Refinancing Canadian Revolving Lender shall not at any time exceed the Refinancing Canadian Revolving Commitment of such Lender. The Canadian Pro Rata Share of the Canadian Revolving Loan of any Canadian Revolving Lender shall not at any time exceed the Canadian Revolving Commitment of such Lender. The obligations of each Canadian Revolving Lender hereunder shall be several and not joint. Subject to the terms and conditions hereof, Canadian Borrower may from time to time borrow, repay and reborrow under this Section 1.1(a)-2 during the Original Canadian Revolving Commitment Period, Extended Canadian Revolving Commitment Period and the Refinancing Canadian Revolving Commitment Period, as applicable; provided that the Dollar Equivalent of any Canadian Revolving Credit Advance to be made at any time shall not exceed Canadian Borrowing Availability at such time. Each Canadian Revolving Credit Advance shall be made on notice by Canadian Borrower to one of the representatives of Administrative Agent identified in Schedule 1.1 at the address specified therein. Any such notice must be given no later than (1) 1:00 p.m. (New York time) on the Business Day of any proposed Canadian Revolving Credit Advance (and in the case of any proposed Canadian Dollars Swing Line Advance pursuant to Section 1.1(d)(i)) to be made as an Index Rate Loan denominated in Canadian Dollars and (2) 1:00 p.m. (New York time) on the date which is three (3) Business Days prior to any proposed Canadian Revolving Credit Advance to be made as a BA Rate Loan. Each such notice (a “Notice of Canadian Revolving Credit Advance” and each such notice in respect of Canadian Dollars Swing Line Advances, a “Notice of Canadian

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Dollars Swing Line Advance”) must be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit 1.1(a)-2(i), and shall include the information required in such Exhibit. If Canadian Borrower desires to have the Canadian Revolving Credit Advances bear interest by reference to a BA Rate, it must comply with Section 1.5(e).
          (ii) Except as provided in Section 1.9, if so requested by any Existing Canadian Revolving Lender by written notice to the Canadian Borrower (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter by any Canadian Revolving Lender, Canadian Borrower shall execute and deliver to the applicable Canadian Revolving Lender a note to evidence the Canadian Revolving Commitment of that Canadian Revolving Lender. Each note shall be in the principal amount of the Canadian Revolving Commitment of the applicable Canadian Revolving Lender denominated in Canadian Dollars, dated the Closing Date (or later date, as applicable) and substantially in the form of Exhibit 1.1(a)-2(ii) (each a “Canadian Revolving Note” and, collectively, the “Canadian Revolving Notes”). Each Canadian Revolving Note shall represent the obligation of Canadian Borrower to pay the amount of the applicable Canadian Revolving Lender’s Canadian Revolving Commitment or, if less, such Canadian Revolving Lender’s Canadian Pro Rata Share of the aggregate unpaid principal amount of all Canadian Revolving Credit Advances to Canadian Borrower together with interest thereon as prescribed in Section 1.5. The entire unpaid balance of (x) the Original Canadian Revolving Loan and all other non-contingent Obligations related thereto shall be immediately due and payable in full in immediately available funds on the Original Commitment Termination Date, (y) the Extended Canadian Revolving Loan and all other non-contingent Obligations related thereto shall be immediately due and payable in full in immediately available funds on the applicable Commitment Termination Date and (z) the Refinancing Canadian Revolving Loan and all other non-contingent Obligations related thereto shall be immediately due and payable in full in immediately available funds on the respective applicable Commitment Termination Date, as the case may be.
          (iii) For the purposes of determining whether any requested Canadian Revolving Credit Advance or Canadian Letter of Credit can be made or issued, the Dollar Equivalent of then outstanding Canadian Revolving Credit Advances and Canadian Letter of Credit Obligations shall be calculated at the time that such Canadian Revolving Credit Advance or Canadian Letter of Credit is to be made.
          (iv) Administrative Agent shall from time to time (and in any event, on the last Business Day of each calendar quarter, commencing on March 31, 2007, and in the case of any BA Rate Loan, on the Business Day which is three (3) Business Days prior to the last day of any BA Rate Period for such BA Rate Loan) calculate the Dollar Equivalent of any outstanding Canadian Revolving Credit Advances and Canadian Letter of Credit Obligations denominated in Canadian Dollars at that time at Administrative Agent’s Spot Rate of Exchange on that date for the purpose of ensuring that the outstanding Canadian Revolving Loan does not exceed the Canadian Revolving Commitment at that time.

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          (v) Other than to the extent otherwise permitted pursuant to a Specified Canadian Loan Reduction as contemplated by Section 1.17(f)(ii)(2), each payment of principal with respect to the Canadian Revolving Loan shall be paid to Administrative Agent for the ratable benefit of each Canadian Revolving Lender making a Canadian Revolving Loan, ratably in proportion to each such Canadian Revolving Lender’s respective Canadian Revolving Commitment.
          (a)-3. UK Revolving Credit Facility.
          (i) Subject to the terms and conditions hereof, (A) each Existing UK Revolving Lender agrees to make available to UK Borrower from time to time until the Original Commitment Termination Date (the “Original UK Revolving Commitment Period”) its UK Pro Rata Share of revolving credit advances requested to be made under such Commitment (an “Original UK Revolving Commitment”) denominated in Sterling or Euros as selected by UK Borrower (each, an “Original UK Revolving Credit Advance”), (B) each Extended UK Revolving Lender agrees to make available to UK Borrower during the period from the date any Extended UK Revolving Commitments are established until the Commitment Termination Date with respect to such Extension Series of Extended UK Revolving Commitments (the “Extended UK Revolving Commitment Period” of such Extension Series) its UK Pro Rata Share of revolving credit advances requested to be made under such Extension Series denominated in Sterling or Euros as selected by UK Borrower (an “Extended UK Revolving Credit Advance” under such Extension Series) and (C) each Refinancing UK Revolving Lender agrees to make available to UK Borrower during the period from the date any Refinancing UK Revolving Commitments are established until the Commitment Termination Date with respect to such Refinancing UK Revolving Commitments (the “Refinancing UK Revolving Commitment Period” with respect thereto) its UK Pro Rata Share of revolving credit advances requested to be made under such Commitment denominated in Sterling or Euros as selected by UK Borrower (a “Refinancing UK Revolving Credit Advance”). The UK Pro Rata Share of the Dollar Equivalent of the Original UK Revolving Loan of any Existing UK Revolving Lender shall not at any time exceed the Original UK Revolving Commitment of such Lender. The UK Pro Rata Share of the Dollar Equivalent of the Extended UK Revolving Loan of any Extended UK Revolving Lender shall not at any time exceed the Extended UK Revolving Commitment of such Lender. The UK Pro Rata Share of the Dollar Equivalent of the Refinancing UK Revolving Loan of any Refinancing UK Revolving Lender shall not at any time exceed the Refinancing UK Revolving Commitment of such Lender. The UK Pro Rata Share of the UK Revolving Loan of any UK Revolving Lender shall not at any time exceed the UK Revolving Commitment of such Lender. The obligations of each UK Revolving Lender hereunder shall be several and not joint. Subject to the terms and conditions hereof, UK Borrower may from time to time borrow, repay and reborrow under this Section 1.1(a)-3 during the Original UK Revolving Commitment Period, Extended UK Revolving Commitment Period and the Refinancing UK Revolving Commitment Period, as applicable; provided, that the Dollar Equivalent of any UK Revolving Credit Advance to be made at any time shall not exceed UK Borrowing Availability at such time. Each UK Revolving Credit Advance shall be made on notice by UK Borrower to one of the representatives of Administrative Agent identified on Schedule 1.1 at the address

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specified therein. Any such notice must be given no later than 1:00 p.m. (New York time) (2:00 p.m. (New York time) in the case of any proposed Euro Swing Line Advance or Sterling Swing Line Advance pursuant to Sections 1.1(e)(i) and 1.1(f)(i), respectively) on the date which is three (3) Business Days prior to any proposed UK Revolving Credit Advance to be made as a LIBOR Loan or EURIBOR Loan, as the case may be. Each such notice (a “Notice of UK Revolving Credit Advance” and each such notice in respect of Euro Swing Line Advances or Sterling Swing Line Advances, a “Notice of UK Swing Line Advance”) must be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit 1.1(a)-3(i), and shall include the information required in such Exhibit. If UK Borrower desires to have the UK Revolving Credit Advances bear interest by reference to a LIBOR Rate, it must comply with Section 1.5(e).
          (ii) Except as provided in Section 1.9, if so requested by any Existing UK Revolving Lender by written notice to the UK Borrower (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter by any UK Revolving Lender, UK Borrower shall execute and deliver to the applicable UK Revolving Lender a note to evidence the UK Revolving Commitment of that UK Revolving Lender. Each note shall be in the principal amount of the UK Revolving Commitment of the applicable UK Revolving Lender denominated in Sterling or Euro, as the case may be, dated the Closing Date (or later date, as applicable) and substantially in the form of Exhibit 1.1(a)-3(ii) (each a “UK Revolving Note” and, collectively, the “UK Revolving Notes”). Each UK Revolving Note shall represent the obligation of UK Borrower to pay the amount of the applicable UK Revolving Lender’s UK Revolving Commitment or, if less, such UK Revolving Lender’s UK Pro Rata Share of the aggregate unpaid principal amount of all UK Revolving Credit Advances to UK Borrower together with interest thereon as prescribed in Section 1.5. The entire unpaid balance of (x) the Original UK Revolving Loan and all other non-contingent Obligations related thereto shall be immediately due and payable in full in immediately available funds on the Original Commitment Termination Date, (y) the Extended UK Revolving Loan and all other non-contingent Obligations related thereto shall be immediately due and payable in full in immediately available funds on the applicable Commitment Termination Date and (z) the Refinancing UK Revolving Loan and all other non-contingent Obligations related thereto shall be immediately due and payable in full in immediately available funds on the respective applicable Commitment Termination Date, as the case may be.
          (iii) For the purposes of determining whether any requested UK Revolving Credit Advance or UK Letter of Credit can be made or issued, the Dollar Equivalent of then outstanding UK Revolving Credit Advances and UK Letter of Credit Obligations shall be calculated at the time that such UK Revolving Credit Advance or UK Letter of Credit is to be made.
          (iv) Administrative Agent shall from time to time (and in any event, on the last Business Day of each calendar quarter, commencing on March 31, 2007, and in the case of any LIBOR Loan or EURIBOR Loan denominated in Sterling or Euro, on the Business Day which is three (3) Business Days prior to the last day of any applicable LIBOR Period or EURIBOR Period for such LIBOR Loan or EURIBOR Loan) calculate

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the Dollar Equivalent of any outstanding UK Revolving Credit Advances and UK Letter of Credit Obligations denominated in Euro or Sterling at that time at Administrative Agent’s Spot Rate of Exchange on that date for the purpose of ensuring that the outstanding UK Revolving Loan does not exceed the UK Revolving Commitment at that time.
          (v) Other than to the extent otherwise permitted pursuant to a Specified UK Loan Reduction as contemplated by Section 1.17(f)(iii)(2), each payment of principal with respect to the UK Revolving Loan shall be paid to Administrative Agent for the ratable benefit of each UK Revolving Lender making a UK Revolving Loan, ratably in proportion to each such UK Revolving Lender’s respective Revolving Commitment.
          (b)-1. U.S. Term Loan.
          (i) Subject to the terms and conditions hereof, each Existing U.S. Term Lender agrees to make a term loan denominated in U.S. Dollars (collectively, the “Original U.S. Term Loan”) on the Closing Date to U.S. Borrower in the original principal amount of its Original U.S. Term Loan Commitment. The obligations of each U.S. Term Lender hereunder shall be several and not joint. The U.S. Term Loan may be evidenced by promissory notes substantially in the form of Exhibit 1.1(b)-1(i) (each a “U.S. Term Note” and collectively the “U.S. Term Notes”), and, except as provided in Section 1.9, if so requested by any Existing U.S. Term Lender by written notice to the U.S. Borrower (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter by any U.S. Term Lender, U.S. Borrower shall execute and deliver each U.S. Term Note to the applicable U.S. Term Lender. Each U.S. Term Note shall represent the obligation of U.S. Borrower to pay the amount of the applicable U.S. Term Lender’s applicable U.S. Term Loan Commitment, together with interest thereon as prescribed in Section 1.5.
          (ii) U.S. Borrower shall repay the principal amount of the Original U.S. Term Loan in equal quarterly installments, each in an amount equal to 0.25% of the original principal amount of the Original U.S. Term Loan, on the first Business Day of January, April, July and October of each year, commencing April 2, 2007. The final installment due on the Original Term Loan Maturity Date shall be in the amount of the remaining principal balance of the Original U.S. Term Loan.
          (iii) In addition, (x) the aggregate outstanding principal balance of the Original U.S. Term Loan shall be due and payable in full in immediately available funds on the Original Term Loan Maturity Date, if not sooner paid in full, (y) the aggregate outstanding principal balance of the Tranche A Extended U.S. Term Loan shall be due and payable in full in immediately available funds on the Tranche A Extended Term Loan Maturity Date, if not sooner paid in full and (z) the aggregate outstanding principal balance of all other U.S. Term Loans, if any, shall be due and payable in full in immediately available funds on the applicable Extended Term Loan Maturity Date set forth in the applicable Joinder Agreement or Extension Agreement, as applicable, if not sooner paid in full. No payment with respect to the U.S. Term Loan may be reborrowed.

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          (iv) Each payment of principal with respect to the Original U.S. Term Loan shall be paid to Administrative Agent for the ratable benefit of each Existing U.S. Term Lender, ratably in proportion to each such Existing U.S. Term Lender’s respective Original U.S. Term Loan Commitment. Each payment of principal with respect to the Tranche A Extended U.S. Term Loan shall be paid to Administrative Agent for the ratable benefit of each Tranche A Extended U.S. Term Lender, ratably in proportion to each such Tranche A Extended U.S. Term Lender’s respective pro rata share (based on the aggregate amount of Tranche A Extended U.S. Term Loans outstanding to U.S. Borrower). Each payment of principal with respect to the U.S. Term Loan (other than the Original U.S. Term Loan and the Tranche A Extended U.S. Term Loan) shall be paid to Administrative Agent for the ratable benefit of each U.S. Term Lender of the relevant Extension Series of U.S. Term Loans or Series of Refinancing U.S. Term Loans, as the case may be, ratably in proportion to each such U.S. Term Lender’s respective U.S. Term Loan Commitment with respect to such Extension Series of U.S. Term Loans or Series of Refinancing U.S. Term Loans, as the case may be.
          (b)-2. Euro Term Loan.
          (i) Subject to the terms and conditions hereof, each Existing Euro Term Lender agrees to make a term loan denominated in Euro (collectively, the “Original Euro Term Loan”) on the Closing Date to UK Borrower in the original principal amount of its Original Euro Term Loan Commitment. The obligations of each Euro Term Lender hereunder shall be several and not joint. The Euro Term Loan may be evidenced by promissory notes substantially in the form of Exhibit 1.1(b)-2(i) (each a “Euro Term Note” and collectively the “Euro Term Notes”), and, except as provided in Section 1.9, if so requested by any Existing Euro Term Lender by written notice to the UK Borrower (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter by any Euro Term Lender, UK Borrower shall execute and deliver each Euro Term Note to the applicable Euro Term Lender. Each Euro Term Note shall represent the obligation of UK Borrower to pay the amount of the applicable Euro Term Lender’s applicable Euro Term Loan Commitment, together with interest thereon as prescribed in Section 1.5.
          (ii) UK Borrower shall repay the principal amount of the Original Euro Term Loan in equal quarterly installments, each in an amount equal to 0.25% of the original principal amount of the Original Euro Term Loan, on the first Business Day of January, April, July and October of each year, commencing April 2, 2007. The final installment due on the Original Term Loan Maturity Date shall be in the amount of the remaining principal balance of the Original Euro Term Loan.
          (iii) In addition, (x) the aggregate outstanding principal balance of the Original Euro Term Loan shall be due and payable in full in immediately available funds on the Original Term Loan Maturity Date, if not sooner paid in full, (y) the aggregate outstanding principal balance of the Tranche A Extended Euro Term Loan shall be due and payable in full in immediately available funds on the Tranche A Extended Term Loan Maturity Date, if not sooner paid in full and (z) the aggregate outstanding principal balance of all other Euro Term Loans, if any, shall be due and payable in full in

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immediately available funds on the applicable Extended Term Loan Maturity Date set forth in the applicable Joinder Agreement or Extension Agreement, as applicable, if not sooner paid in full. No payment with respect to the Original Euro Term Loan may be reborrowed.
          (iv) Each payment of principal with respect to the Original Euro Term Loan shall be paid to Administrative Agent for the ratable benefit of each Existing Euro Term Lender, ratably in proportion to each such Existing Euro Term Lender’s respective Original Euro Term Loan Commitment. Each payment of principal with respect to the Tranche A Extended Euro Term Loan shall be paid to Administrative Agent for the ratable benefit of each Tranche A Extended Euro Term Lender, ratably in proportion to each such Tranche A Extended Euro Term Lender’s respective pro rata share (based on the aggregate amount of Tranche A Extended Euro Term Loans outstanding to UK Borrower). Each payment of principal with respect to the Euro Term Loan (other than the Original Euro Term Loan and the Tranche A Extended Euro Term Loan) shall be paid to Administrative Agent for the ratable benefit of each Euro Term Lender of the relevant Extension Series of Euro Term Loans or Series of Refinancing Euro Term Loans, as the case may be, ratably in proportion to each such Euro Term Lender’s respective Euro Term Loan Commitment with respect to such Extension Series of Euro Term Loans or Series of Refinancing Euro Term Loans, as the case may be.
          (b)-3. Sterling Term Loan.
          (i) Subject to the terms and conditions hereof, each Existing Sterling Term Lender agrees to make a term loan denominated in Sterling (collectively, the “Original Sterling Term Loan”) on the Closing Date to UK Borrower in the original principal amount of its Original Sterling Term Loan Commitment. The obligations of each Sterling Term Lender hereunder shall be several and not joint. The Sterling Term Loan may be evidenced by promissory notes substantially in the form of Exhibit 1.1(b)-3(i) (each a “Sterling Term Note” and collectively the “Sterling Term Notes”), and, except as provided in Section 1.9, if so requested by any Existing Sterling Term Lender by written notice to the UK Borrower (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter by any Sterling Term Lender, UK Borrower shall execute and deliver each Sterling Term Note to the applicable Sterling Term Lender. Each Sterling Term Note shall represent the obligation of UK Borrower to pay the amount of the applicable Sterling Term Lender’s applicable Sterling Term Loan Commitment, together with interest thereon as prescribed in Section 1.5.
          (ii) UK Borrower shall repay the principal amount of the Original Sterling Term Loan in equal quarterly installments, each in an amount equal to 0.25% of the original principal amount of the Original Sterling Term Loan, on the first Business Day of January, April, July and October of each year, commencing April 2, 2007. The final installment due on the Original Term Loan Maturity Date shall be in the amount of the remaining principal balance of the Original Sterling Term Loan.
          (iii) In addition, (x) the aggregate outstanding principal balance of the Original Sterling Term Loan shall be due and payable in full in immediately available

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funds on the Original Term Loan Maturity Date, if not sooner paid in full, (y) the aggregate outstanding principal balance of the Tranche A Extended Sterling Term Loan shall be due and payable in full in immediately available funds on the Tranche A Extended Term Loan Maturity Date, if not sooner paid in full and (z) the aggregate outstanding principal balance of all other Sterling Term Loans, if any, shall be due and payable in full in immediately available funds on the applicable Extended Term Loan Maturity Date set forth in the applicable Joinder Agreement or Extension Agreement, as applicable, if not sooner paid in full. No payment with respect to the Sterling Term Loan may be reborrowed.
          (iv) Each payment of principal with respect to the Original Sterling Term Loan shall be paid to Administrative Agent for the ratable benefit of each Existing Sterling Term Lender, ratably in proportion to each such Existing Sterling Term Lender’s respective Original Sterling Term Loan Commitment. Each payment of principal with respect to the Tranche A Extended Sterling Term Loan shall be paid to Administrative Agent for the ratable benefit of each Tranche A Extended Sterling Term Lender, ratably in proportion to each such Tranche A Extended Sterling Term Lender’s respective pro rata share (based on the aggregate amount of Tranche A Extended Sterling Term Loans outstanding to UK Borrower). Each payment of principal with respect to the Sterling Term Loan (other than the Original Sterling Term Loan and the Tranche A Extended Sterling Term Loan) shall be paid to Administrative Agent for the ratable benefit of each Sterling Term Lender of the relevant Extension Series of Sterling Term Loans or Series of Refinancing Sterling Term Loans, as the case may be, ratably in proportion to each such Sterling Term Lender’s respective Sterling Term Loan Commitment with respect to such Extension Series of Sterling Term Loans or Series of Refinancing Sterling Term Loans, as the case may be.
          (c) U.S. Dollars Swing Line Facility.
          (i) By telephonic notice to the U.S. Dollars Swing Line Lender on or before 2:00 p.m. (New York time) on a Business Day (followed by the delivery of a confirmation in the form of a Notice of U.S. Dollars Swing Line Advance), and subject to the terms and conditions hereof, the U.S. Borrower may from time to time until the Original Commitment Termination Date (or to such later date the U.S. Dollars Swing Line Lender agrees in writing to extend its commitment to make U.S. Dollars Swing Line Advances) request that advances denominated in U.S. Dollars be made available by the U.S. Dollars Swing Line Lender (each, a “U.S. Dollars Swing Line Advance”) in accordance with any such notice. The aggregate amount of U.S. Dollars Swing Line Advances outstanding shall not exceed at any time the principal amount of the U.S. Dollars Swing Line Commitment. Until the Original Commitment Termination Date (or to such later date the U.S. Dollars Swing Line Lender agrees in writing to extend its commitment to make U.S. Dollars Swing Line Advances), U.S. Borrower may from time to time borrow, repay and reborrow under this Section 1.1(c); provided that the amount of any U.S. Dollars Swing Line Advance to be made at any time shall not exceed the U.S. Dollars Swing Line Availability. Each U.S. Dollars Swing Line Advance shall be made pursuant to the telephonic notice required pursuant to this Section 1.1(c) or a Notice of U.S. Dollars Swing Line Advance delivered by U.S. Borrower to the U.S.

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Dollars Swing Line Lender in accordance with Section 1.1(a)-1. Unless the U.S. Dollars Swing Line Lender has received at least one Business Day’s prior written notice from U.S. Requisite Revolving Lenders instructing it not to make a U.S. Dollars Swing Line Advance, the U.S. Dollars Swing Line Lender shall, notwithstanding the failure of any condition precedent set forth in Section 2.2, be entitled to fund that U.S. Dollars Swing Line Advance, and to have the U.S. Revolving Lenders make U.S. Revolving Credit Advances in accordance with Section 1.1(c)(iii) or purchase participating interests in accordance with Section 1.1(c)(iv). Notwithstanding any other provision of this Agreement or the other Loan Documents, the U.S. Dollars Swing Line Loan shall constitute an Index Rate Loan. U.S. Borrower shall repay the aggregate outstanding principal amount of the U.S. Dollars Swing Line Loan on the Original Commitment Termination Date (or to such later date the U.S. Dollars Swing Line Lender agrees in writing to extend its commitment to make U.S. Dollars Swing Line Advances).
          (ii) If so requested by the U.S. Dollars Swing Line Lender by written notice to the U.S. Borrower (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter, U.S. Borrower shall execute and deliver to the U.S. Dollars Swing Line Lender a promissory note to evidence the U.S. Dollars Swing Line Commitment. Such note shall be in the principal amount of the U.S. Dollars Swing Line Commitment of the U.S. Dollars Swing Line Lender, dated the Closing Date (or later date, as applicable) and substantially in the form of Exhibit 1.1(c)(ii) (the “U.S. Dollars Swing Line Note”). The U.S. Dollars Swing Line Note shall represent the obligation of U.S. Borrower to pay the amount of the U.S. Dollars Swing Line Commitment or, if less, the aggregate unpaid principal amount of all U.S. Dollars Swing Line Advances made to U.S. Borrower together with interest thereon as prescribed in Section 1.5. The entire unpaid balance of the U.S. Dollars Swing Line Loan and all other noncontingent Obligations related thereto shall be immediately due and payable in full in immediately available funds on the Original Commitment Termination Date (or to such later date the U.S. Dollars Swing Line Lender agrees in writing to extend its commitment to make U.S. Dollars Swing Line Advances) if not sooner paid in full.
          (iii) The U.S. Dollars Swing Line Lender, at any time and from time to time no less frequently than once weekly, shall on behalf of U.S. Borrower (and U.S. Borrower hereby irrevocably authorizes the U.S. Dollars Swing Line Lender to so act on its behalf) request each U.S. Revolving Lender (including the U.S. Dollars Swing Line Lender) to make a U.S. Revolving Credit Advance to U.S. Borrower (which shall be an Index Rate Loan) in an amount equal to that U.S. Revolving Lender’s U.S. Pro Rata Share of the principal amount of the U.S. Dollars Swing Line Loan (the “Refunded U.S. Dollars Swing Line Loan”) outstanding on the date such notice is given. Unless any of the events described in Sections 8.1(g) or 8.1(h) has occurred (in which event the procedures of Section 1.1(c)(iv) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a U.S. Revolving Credit Advance are then satisfied, each U.S. Revolving Lender shall disburse directly to Administrative Agent, its U.S. Pro Rata Share of a U.S. Revolving Credit Advance on behalf of the U.S. Dollars Swing Line Lender, prior to 3:00 p.m. (New York time), in immediately available funds on the Business Day next succeeding the date that notice is given. The proceeds of

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those U.S. Revolving Credit Advances shall be immediately paid to the U.S. Dollars Swing Line Lender and applied to repay the Refunded U.S. Dollars Swing Line Loan.
          (iv) If, prior to refunding a U.S. Dollars Swing Line Loan with a U.S. Revolving Credit Advance pursuant to Section 1.1(c)(iii), one of the events described in Sections 8.1(g) or 8.1(h) has occurred, then, subject to the provisions of Section 1.1(c)(v) below, each U.S. Revolving Lender shall, on the date such U.S. Revolving Credit Advance was to have been made for the benefit of U.S. Borrower, purchase from the U.S. Dollars Swing Line Lender an undivided participation interest in the U.S. Dollars Swing Line Loan in an amount equal to its U.S. Pro Rata Share of such U.S. Dollars Swing Line Loan. Upon request, each U.S. Revolving Lender shall promptly transfer to the U.S. Dollars Swing Line Lender, in immediately available funds, the amount of its participation interest.
          (v) Each U.S. Revolving Lender’s obligation to make U.S. Revolving Credit Advances in accordance with Section 1.1(c)(iii) and to purchase participation interests in accordance with Section 1.1(c)(iv) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such U.S. Revolving Lender may have against the U.S. Dollars Swing Line Lender, U.S. Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Default or Event of Default; (C) any inability of U.S. Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement at any time or (D) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any U.S. Revolving Lender does not make available to Administrative Agent or the U.S. Dollars Swing Line Lender, as applicable, the amount required pursuant to Sections 1.1(c)(iii) or 1.1(c)(iv), as the case may be, the U.S. Dollars Swing Line Lender shall be entitled to recover such amount on demand from such U.S. Revolving Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Rate for the first two Business Days and at the applicable Index Rate thereafter.
          (vi) If the Commitment Termination Date shall have occurred in respect of any U.S. Revolving Commitments at a time when one or more Extension Series of Extended U.S. Revolving Commitments is or are in effect with a later Commitment Termination Date, then on the earliest occurring Commitment Termination Date all then outstanding U.S. Dollars Swing Line Advances shall be repaid in full on such date (and there shall be no adjustment to the participations of the Lenders with U.S. Revolving Commitments therein as a result of the occurrence of such Commitment Termination Date); provided, however, that if on the occurrence of such earliest Commitment Termination Date (after giving effect to any repayments of U.S. Revolving Loans and any reallocation of U.S. Letter of Credit participations as contemplated in clause (h) of Annex B), there shall exist sufficient unutilized Extended U.S. Revolving Commitments such that the respective outstanding U.S. Dollars Swing Line Advances could be incurred pursuant to the Extended U.S. Revolving Commitments that will remain in effect after the occurrence of such Commitment Termination Date, then there shall be an automatic adjustment on such date of the participations in such U.S. Dollars Swing Line Advances and the same shall be deemed to have been incurred solely

14

pursuant to the relevant Extended U.S. Revolving Commitments, and such U.S. Dollars Swing Line Advances shall not be so required to be repaid in full on such earliest Commitment Termination Date.
          (d) Canadian Dollars Swing Line Facility.
          (i) By telephonic notice to the Canadian Dollars Swing Line Lender on or before 1:00 p.m. (New York time) on a Business Day (followed by the delivery of a confirmation in the form of a Notice of Canadian Dollars Swing Line Advance), and subject to the terms and conditions hereof, the Canadian Borrower may from time to time until the Original Commitment Termination Date (or to such later date the Canadian Dollars Swing Line Lender agrees in writing to extend its commitment to make Canadian Dollars Swing Line Advances) request that advances denominated in Canadian Dollars be made available by the Canadian Dollars Swing Line Lender (each, a “Canadian Dollars Swing Line Advance”) in accordance with any such notice. The aggregate Dollar Equivalent amount of Canadian Dollars Swing Line Advances outstanding shall not exceed at any time the principal amount of the Canadian Dollars Swing Line Commitment. Until the Original Commitment Termination Date (or such later date the Canadian Dollars Swing Line Lender agrees in writing to extend its commitment to make Canadian Dollars Swing Line Advances), Canadian Borrower may from time to time borrow, repay and reborrow under this Section 1.1(d); provided, that the Dollar Equivalent amount of any Canadian Dollars Swing Line Advance to be made at any time shall not exceed the Canadian Dollars Swing Line Availability. Each Canadian Dollars Swing Line Advance shall be made pursuant to the telephonic notice required pursuant to this Section 1.1(d) or a Notice of Canadian Dollars Swing Line Advance delivered by Canadian Borrower to the Canadian Dollars Swing Line Lender in accordance with Section 1.1(a)-2. Unless the Canadian Dollars Swing Line Lender has received at least one Business Day’s prior written notice from Canadian Requisite Revolving Lenders instructing it not to make any Canadian Dollars Swing Line Advances, the Canadian Dollars Swing Line Lender shall, notwithstanding the failure of any condition precedent set forth in Section 2.2, be entitled to fund that Canadian Dollars Swing Line Advance, and to have the Canadian Revolving Lenders make Canadian Revolving Credit Advances in accordance with Section 1.1(d)(iii) or purchase participating interests in accordance with Section 1.1(d)(iv). Notwithstanding any other provision of this Agreement or the other Loan Documents, each Canadian Dollars Swing Line Advance shall constitute an Index Rate Loan. Canadian Borrower shall repay the aggregate outstanding principal amount of the Canadian Dollars Swing Line Loan on the Original Commitment Termination Date (or such later date the Canadian Dollars Swing Line Lender agrees in writing to extend its commitment to make Canadian Dollars Swing Line Advances).
          (ii) If so requested by the Canadian Dollars Swing Line Lender by written notice to the Canadian Borrower (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter, Canadian Borrower shall execute and deliver to the Canadian Dollars Swing Line Lender a promissory note to evidence the Canadian Dollars Swing Line Commitment. Such note shall be in the principal amount of the Canadian Dollars Swing Line Commitment of the Canadian Dollars Swing Line Lender, dated the Closing Date (or later date, as applicable)

15

and substantially in the form of Exhibit 1.1(d)(ii) (the “Canadian Dollars Swing Line Note”). The Canadian Dollars Swing Line Note shall represent the obligation of Canadian Borrower to pay the amount of the Canadian Dollars Swing Line Commitment or, if less, the aggregate unpaid principal amount of all Canadian Dollars Swing Line Advances made to Canadian Borrower together with interest thereon as prescribed in Section 1.5. The entire unpaid balance of the Canadian Dollars Swing Line Loan and all other noncontingent Obligations related thereto shall become immediately due and payable in full on the Original Commitment Termination Date (or such later date the Canadian Dollars Swing Line Lender agrees in writing to extend its commitment to make Canadian Dollars Swing Line Advances) if not sooner paid in full.
          (iii) The Canadian Dollars Swing Line Lender, at any time and from time to time, no less frequently than once weekly, shall on behalf of Canadian Borrower (and Canadian Borrower hereby irrevocably authorizes the Canadian Dollars Swing Line Lender to so act on its behalf) request each Canadian Revolving Lender (including the Canadian Dollars Swing Line Lender) to make a Canadian Revolving Credit Advance to Canadian Borrower denominated in Canadian Dollars (which shall be an Index Rate Loan) in an amount equal to that Canadian Revolving Lender’s Canadian Pro Rata Share of the principal amount of the Canadian Dollars Swing Line Loan (the “Refunded Canadian Dollars Swing Line Loan”) outstanding on the date such notice is given. Unless any of the events described in Sections 8.1(g) or 8.1(h) has occurred (in which event the procedures of Section 1.1(d)(iv) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Canadian Revolving Credit Advance are then satisfied, each Canadian Revolving Lender shall disburse directly to Administrative Agent, in the Canadian Dollars Collection Account, its Canadian Pro Rata Share of a Canadian Revolving Credit Advance on behalf of the Canadian Dollars Swing Line Lender, prior to 3:00 p.m. (New York time), in immediately available funds on the Business Day next succeeding the date that notice is given. The proceeds of those Canadian Revolving Credit Advances shall be immediately paid to the Canadian Dollars Swing Line Lender and applied to repay the Refunded Canadian Dollars Swing Line Loan.
          (iv) If, prior to refunding a Canadian Dollars Swing Line Loan with a Canadian Revolving Credit Advance pursuant to Section 1.1(d)(iii), one of the events described in Section 8.1(g) or 8.1(h) has occurred, then, subject to the provisions of Section 1.1(d)(v) below, each Canadian Revolving Lender shall, on the date such Canadian Revolving Credit Advance was to have been made for the benefit of Canadian Borrower, purchase from the Canadian Dollars Swing Line Lender an undivided participation interest in the Canadian Dollars Swing Line Loan in an amount equal to its Canadian Pro Rata Share of such Canadian Dollars Swing Line Loan. Upon request, each Canadian Revolving Lender shall promptly transfer to the Canadian Dollars Swing Line Lender, in immediately available funds, the amount of its participation interest.
          (v) Each Canadian Revolving Lender’s obligation to make Canadian Revolving Credit Advances in accordance with Section 1.1(d)(iii) or to purchase participation interests in accordance with Section 1.1(d)(iv) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff,

16

counterclaim, recoupment, defense or other right that such Canadian Revolving Lender may have against the Canadian Dollars Swing Line Lender, Canadian Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Default or Event of Default; (C) any inability of Canadian Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement at any time or (D) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Canadian Revolving Lender does not make available to Administrative Agent or the Canadian Dollars Swing Line Lender, as applicable, the amount required pursuant to Sections 1.1(d)(iii) or 1.1(d)(iv), as the case may be, the Canadian Dollars Swing Line Lender shall be entitled to recover such amount on demand from such Canadian Revolving Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the BOC Overnight Rate for the first two Business Days and at the one month BA Rate thereafter.
          (vi) If the Commitment Termination Date shall have occurred in respect of any Canadian Revolving Commitments at a time when one or more Extension Series of Extended Canadian Revolving Commitments if any, is or are in effect with a later Commitment Termination Date, then on the earliest occurring Commitment Termination Date all then outstanding Canadian Dollars Swing Line Advances shall be repaid in full on such date (and there shall be no adjustment to the participations of the Lenders with Canadian Revolving Commitments therein as a result of the occurrence of such Commitment Termination Date); provided, however, that if on the occurrence of such earliest Commitment Termination Date (after giving effect to any repayments of Canadian Revolving Loans and any reallocation of Canadian Letter of Credit participations as contemplated in clause (h) of Annex C), there shall exist sufficient unutilized Extended Canadian Revolving Commitments such that the respective outstanding Canadian Dollars Swing Line Advances could be incurred pursuant to the Extended Canadian Revolving Commitments that will remain in effect after the occurrence of such Commitment Termination Date, then there shall be an automatic adjustment on such date of the participations in such Canadian Dollars Swing Line Advances and the same shall be deemed to have been incurred solely pursuant to the relevant Extended Canadian Revolving Commitments, and such Canadian Dollars Swing Line Advances shall not be so required to be repaid in full on such earliest Commitment Termination Date.
          (e) Euro Swing Line Facility.
          (i) By telephonic notice to the Euro Swing Line Lender on or before 2:00 p.m. (New York time) on a Business Day (followed by the delivery of a confirmation in the form of a Notice of Euro Swing Line Advance), and subject to the terms and conditions hereof, the UK Borrower may from time to time until the Original Commitment Termination Date (or to such later date the Euro Swing Line Lender agrees in writing to extend its commitment to make Euro Swing Line Advances) request that advances denominated in Euro be made available by the Euro Swing Line Lender (each, a “Euro Swing Line Advance”) in accordance with any such notice. The aggregate Dollar Equivalent amount of Euro Swing Line Advances shall not exceed at any time the principal amount of the Euro Swing Line Commitment. Until the Original Commitment

17

Termination Date (or to such later date the Euro Swing Line Lender agrees in writing to extend its commitment to make Euro Swing Line Advances), UK Borrower may from time to time borrow, repay and reborrow under this Section 1.1(e); provided that the Dollar Equivalent amount of any Euro Swing Line Advance to be made at any time shall not exceed the Euro Swing Line Availability. Each Euro Swing Line Advance shall be made pursuant to the telephonic notice required pursuant to this Section 1.1(e) or a Notice of UK Revolving Credit Advance delivered by UK Borrower to Euro Swing Line Lender in accordance with Section 1.1(a)-3. Unless the Euro Swing Line Lender has received at least three Business Days’ prior written notice from UK Requisite Revolving Lenders instructing it not to make a Euro Swing Line Advance, the Euro Swing Line Lender shall, notwithstanding the failure of any condition precedent set forth in Section 2.2, be entitled to fund that Euro Swing Line Advance, and to have the UK Revolving Lenders make UK Revolving Credit Advances in accordance with Section 1.1(e)(iii) or purchase participating interests in accordance with Section 1.1(e)(iv). Notwithstanding any other provision of this Agreement or the other Loan Documents, each Euro Swing Line Advance shall constitute a EURIBOR Loan. UK Borrower shall repay the aggregate outstanding principal amount of the Euro Swing Line Loan on the Original Commitment Termination Date (or to such later date the Euro Swing Line Lender agrees in writing to extend its commitment to make Euro Swing Line Advances).
          (ii) If so requested by the Euro Swing Line Lender by written notice to the UK Borrower (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter, UK Borrower shall execute and deliver to the Euro Swing Line Lender a promissory note to evidence the Euro Swing Line Commitment. Such note shall be in the principal amount of the Euro Swing Line Commitment of the Euro Swing Line Lender, dated the Closing Date (or later date, as applicable) and substantially in the form of Exhibit 1.1(e)(ii) (the “Euro Swing Line Note”). The Euro Swing Line Note shall represent the obligation of UK Borrower to pay the amount of the Euro Swing Line Commitment or, if less, the aggregate unpaid principal amount of all Euro Swing Line Advances made to UK Borrower together with interest thereon as prescribed in Section 1.5. The entire unpaid balance of the Euro Swing Line Loan and all other noncontingent Obligations related thereto shall become immediately due and payable in full on the Original Commitment Termination Date (or to such later date the Euro Swing Line Lender agrees in writing to extend its commitment to make Euro Swing Line Advances) if not sooner paid in full.
          (iii) The Euro Swing Line Lender, at any time and from time to time no less frequently than once weekly, shall on behalf of UK Borrower (and UK Borrower hereby irrevocably authorizes the Euro Swing Line Lender to so act on its behalf) request each UK Revolving Lender (including the Euro Swing Line Lender) to make a UK Revolving Credit Advance to UK Borrower denominated in Euro (which shall be a EURIBOR Loan) in an amount equal to that UK Revolving Lender’s UK Pro Rata Share of the principal amount of the Euro Swing Line Loan (the “Refunded Euro Swing Line Loan”) outstanding on the date such notice is given. Unless any of the events described in Sections 8.1(g) or 8.1(h) has occurred (in which event the procedures of Section 1.1(e)(iv) shall apply) and regardless of whether the conditions precedent set

18

forth in this Agreement to the making of a UK Revolving Credit Advance are then satisfied, each UK Revolving Lender shall disburse directly to Administrative Agent, in the Euro Collection Account, its UK Pro Rata Share of a UK Revolving Credit Advance on behalf of the Euro Swing Line Lender, prior to 3:00 p.m. (New York time), in immediately available funds on the Business Day next succeeding the date that notice is given. The proceeds of those UK Revolving Credit Advances shall be immediately paid to the Euro Swing Line Lender and applied to repay the Refunded Euro Swing Line Loan.
          (iv) If, prior to refunding a Euro Swing Line Loan with a UK Revolving Credit Advance pursuant to Section 1.1(e)(iii), one of the events described in Sections 8.1(g) or 8.1(h) has occurred, then, subject to the provisions of Section 1.1(e)(v) below, each UK Revolving Lender shall, on the date such UK Revolving Credit Advance was to have been made for the benefit of UK Borrower, purchase from the Euro Swing Line Lender an undivided participation interest in the Euro Swing Line Loan in an amount equal to its UK Pro Rata Share of such Euro Swing Line Loan. Upon request, each UK Revolving Lender shall promptly transfer to the Euro Swing Line Lender, in immediately available funds, the amount of its participation interest.
          (v) Each UK Revolving Lender’s obligation to make UK Revolving Credit Advances in accordance with Section 1.1(e)(iii) and to purchase participation interests in accordance with Section 1.1(e)(iv) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such UK Revolving Lender may have against the Euro Swing Line Lender, UK Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Default or Event of Default; (C) any inability of UK Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement at any time or (D) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any UK Revolving Lender does not make available to Administrative Agent or the Euro Swing Line Lender, as applicable, the amount required pursuant to Sections 1.1(e)(iii) or 1.1(e)(iv), as the case may be, the Euro Swing Line Lender shall be entitled to recover such amount on demand from such UK Revolving Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Rate for the first two Business Days and at the EURIBOR Rate thereafter.
          (vi) If the Commitment Termination Date shall have occurred in respect of any UK Revolving Commitments at a time when one or more Extension Series of Extended UK Revolving Commitments, if any, is or are in effect with a later Commitment Termination Date, then on the earliest occurring Commitment Termination Date all then outstanding Euro Swing Line Advances shall be repaid in full on such date (and there shall be no adjustment to the participations of the Lenders with UK Revolving Commitments therein as a result of the occurrence of such Commitment Termination Date); provided, however, that if on the occurrence of such earliest Commitment Termination Date (after giving effect to any repayments of UK Revolving Loans and any reallocation of UK Letter of Credit participations as contemplated in clause (h) of Annex D), there shall exist sufficient unutilized Extended UK Revolving Commitments such that

19

the respective outstanding Euro Swing Line Advances could be incurred pursuant to the Extended UK Revolving Commitments that will remain in effect after the occurrence of such Commitment Termination Date, then there shall be an automatic adjustment on such date of the participations in such Euro Swing Line Advances and the same shall be deemed to have been incurred solely pursuant to the relevant Extended UK Revolving Commitments, and such Euro Swing Line Advances shall not be so required to be repaid in full on such earliest Commitment Termination Date.
          (f) Sterling Swing Line Facility.
          (i) By telephonic notice to the Sterling Swing Line Lender on or before 2:00 p.m. (New York time) on the Business Day prior to the date of the proposed advance (or such shorter period agreed to by the Sterling Swing Line Lender) (followed by the delivery of a confirmation in the form of a Notice of Sterling Swing Line Advance), and subject to the terms and conditions hereof, the UK Borrower may from time to time until the Original Commitment Termination Date (or to such later date the Sterling Swing Line Lender agrees in writing to extend its commitment to make Sterling Swing Line Advances) request that advances denominated in Sterling be made available by the Sterling Swing Line Lender (each, a “Sterling Swing Line Advance”) in accordance with any such notice. The aggregate Dollar Equivalent amount of Sterling Swing Line Advances outstanding shall not exceed at any time the principal amount of the Sterling Swing Line Commitment. Until the Original Commitment Termination Date (or to such later date the Sterling Swing Line Lender agrees in writing to extend its commitment to make Sterling Swing Line Advances), UK Borrower may from time to time borrow, repay and reborrow under this Section 1.1(f); provided, that the Dollar Equivalent amount of any Sterling Swing Line Advance to be made at any time shall not exceed the Sterling Swing Line Availability. Each Sterling Swing Line Advance shall be made pursuant to the telephonic notice required pursuant to this Section 1.1(f) or a Notice of UK Revolving Credit Advance delivered by UK Borrower to Sterling Swing Line Lender in accordance with Section 1.1(a)-3. Unless the Sterling Swing Line Lender has received at least three Business Days’ prior written notice from UK Requisite Revolving Lenders instructing it not to make a Sterling Swing Line Advance, the Sterling Swing Line Lender shall, notwithstanding the failure of any condition precedent set forth in Section 2.2, be entitled to fund that Sterling Swing Line Advance, and to have the UK Revolving Lenders make UK Revolving Credit Advances in accordance with Section 1.1(f)(iii) or purchase participating interests in accordance with Section 1.1(f)(iv). Notwithstanding any other provision of this Agreement or the other Loan Documents, each Sterling Swing Line Advance shall constitute a LIBOR Loan. UK Borrower shall repay the aggregate outstanding principal amount of the Sterling Swing Line Loan on the Original Commitment Termination Date (or to such later date the Sterling Swing Line Lender agrees in writing to extend its commitment to make Sterling Swing Line Advances).
          (ii) If so requested by the Sterling Swing Line Lender by written notice to the UK Borrower (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter, UK Borrower shall execute and deliver to the Sterling Swing Line Lender a promissory note to evidence the Sterling

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Swing Line Commitment. Such note shall be in the principal amount of the Sterling Swing Line Commitment of the Sterling Swing Line Lender, dated the Closing Date (or later date, as applicable) and substantially in the form of Exhibit 1.1(f)(ii) (the “Sterling Swing Line Note”). The Sterling Swing Line Note shall represent the obligation of UK Borrower to pay the amount of the Sterling Swing Line Commitment or, if less, the aggregate unpaid principal amount of all Sterling Swing Line Advances made to UK Borrower together with interest thereon as prescribed in Section 1.5. The entire unpaid balance of the Sterling Swing Line Loan and all other noncontingent Obligations related thereto shall become immediately due and payable in full on the Original Commitment Termination Date (or to such later date the Sterling Swing Line Lender agrees in writing to extend its commitment to make Sterling Swing Line Advances) if not sooner paid in full.
          (iii) The Sterling Swing Line Lender, at any time and from time to time no less frequently than once weekly, shall on behalf of UK Borrower (and UK Borrower hereby irrevocably authorizes the Sterling Swing Line Lender to so act on its behalf) request each UK Revolving Lender (including the Sterling Swing Line Lender) to make a UK Revolving Credit Advance to UK Borrower denominated in Sterling (which shall be a LIBOR Loan) in an amount equal to that UK Revolving Lender’s UK Pro Rata Share of the principal amount of the Sterling Swing Line Loan (the “Refunded Sterling Swing Line Loan”) outstanding on the date such notice is given. Unless any of the events described in Sections 8.1(g) or 8.1(h) has occurred (in which event the procedures of Section 1.1(f)(iv) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a UK Revolving Credit Advance are then satisfied, each UK Revolving Lender shall disburse directly to Administrative Agent, in the Sterling Collection Account, its UK Pro Rata Share of a UK Revolving Credit Advance on behalf of the Sterling Swing Line Lender, prior to 3:00 p.m. (New York time), in immediately available funds on the Business Day next succeeding the date that notice is given. The proceeds of those UK Revolving Credit Advances shall be immediately paid to the Sterling Swing Line Lender and applied to repay the Refunded Sterling Swing Line Loan.
          (iv) If, prior to refunding a Sterling Swing Line Loan with a UK Revolving Credit Advance pursuant to Section 1.1(f)(iii), one of the events described in Sections 8.1(g) or 8.1(h) has occurred, then, subject to the provisions of Section 1.1(f)(v) below, each UK Revolving Lender shall, on the date such UK Revolving Credit Advance was to have been made for the benefit of UK Borrower, purchase from the Sterling Swing Line Lender an undivided participation interest in the Sterling Swing Line Loan in an amount equal to its UK Pro Rata Share of such Sterling Swing Line Loan. Upon request, each UK Revolving Lender shall promptly transfer to the Sterling Swing Line Lender, in immediately available funds, the amount of its participation interest.
          (v) Each UK Revolving Lender’s obligation to make UK Revolving Credit Advances in accordance with Section 1.1(f)(iii) and to purchase participation interests in accordance with Section 1.1(f)(iv) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such UK Revolving Lender may have against the

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Sterling Swing Line Lender, UK Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Default or Event of Default; (C) any inability of UK Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement at any time or (D) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any UK Revolving Lender does not make available to Administrative Agent or the Sterling Swing Line Lender, as applicable, the amount required pursuant to Sections 1.1(f)(iii) or 1.1(f)(iv), as the case may be, the Sterling Swing Line Lender shall be entitled to recover such amount on demand from such UK Revolving Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Rate for the first two Business Days and at the LIBOR Rate thereafter.
          (vi) If the Commitment Termination Date shall have occurred in respect of any UK Revolving Commitments at a time when one or more Extension Series of Extended UK Revolving Commitments, if any, is or are in effect with a later Commitment Termination Date, then on the earliest occurring Commitment Termination Date all then outstanding Sterling Swing Line Advances shall be repaid in full on such date (and there shall be no adjustment to the participations of the Lenders with UK Revolving Commitments therein as a result of the occurrence of such Commitment Termination Date); provided, however, that if on the occurrence of such earliest Commitment Termination Date (after giving effect to any repayments of UK Revolving Loans and any reallocation of UK Letter of Credit participations as contemplated in clause (h) of Annex D), there shall exist sufficient unutilized Extended UK Revolving Commitments such that the respective outstanding Sterling Swing Line Advances could be incurred pursuant to the Extended UK Revolving Commitments that will remain in effect after the occurrence of such Commitment Termination Date, then there shall be an automatic adjustment on such date of the participations in such Sterling Swing Line Advances and the same shall be deemed to have been incurred solely pursuant to the relevant Extended UK Revolving Commitments, and such Sterling Swing Line Advances shall not be so required to be repaid in full on such earliest Commitment Termination Date.
          (g) Reliance on Notices. Administrative Agent and each Swing Line Lender shall be entitled to rely upon, and shall be fully protected in relying upon, any Notices of Revolving Credit Advance, Notices of Swing Line Advances, Notice of Conversion/Continuation or similar notice believed by Administrative Agent and each Swing Line Lender to be genuine. Administrative Agent and each Swing Line Lender may assume that each Person executing and delivering any notice in accordance herewith was duly authorized, unless the responsible individual acting thereon for Administrative Agent has actual knowledge to the contrary.
          1.2 Letters of Credit. Subject to and in accordance with the terms and conditions contained herein and in Annex B, Annex C and Annex D each Borrower shall have the right to request, and Revolving Lenders agree to incur, or purchase participations in, Letter of Credit Obligations in respect of such Borrower.
          1.2A Swap Related Reimbursement Obligations.

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          (a) U.S. Borrower agrees to reimburse GE Capital in immediately available funds in the amount of any payment made by GE Capital under a Swap Related L/C (such reimbursement obligation, whether contingent upon payment by GE Capital under the Swap Related L/C or otherwise, being herein called a “Swap Related Reimbursement Obligation”). No Swap Related Reimbursement Obligation for any Swap Related L/C may exceed the amount of the payment obligations owed by U.S. Borrower under the interest rate protection or hedging agreement or transaction supported by the Swap Related L/C.
          (b) A Swap Related Reimbursement Obligation shall be due and payable by U.S. Borrower within one (1) Business Day after the date on which the related payment is made by GE Capital under the Swap Related L/C.
          (c) Any Swap Related Reimbursement Obligation shall, during the period in which it is unpaid, bear interest at the rate per annum equal to the LIBOR Rate plus one percent (1%), as if the unpaid amount of the Swap Related Reimbursement Obligation were a LIBOR Loan, and not at any otherwise applicable Default Rate. Such interest shall be payable upon demand. The following additional provisions apply to the calculation and charging of interest on Swap Related Reimbursement Obligations by reference to the LIBOR Rate:
          (i) The LIBOR Rate shall be determined for each successive one-month LIBOR Period during which the Swap Related Reimbursement Obligation is unpaid, notwithstanding the occurrence of any Event of Default and even if the LIBOR Period were to extend beyond the Commitment Termination Date.
          (ii) If a Swap Related Reimbursement Obligation is paid during a monthly period for which the LIBOR Rate is determined, interest shall be pro-rated and charged for the portion of the monthly period during which the Swap Related Reimbursement Obligation was unpaid. Section 1.10(b) shall not apply to any payment of a Swap Related Reimbursement Obligation during the monthly period.
          (iii) Notwithstanding the last paragraph of the definition of “LIBOR Rate”, if the LIBOR Rate is no longer available from Telerate News Service, the LIBOR Rate with respect to Swap Related Reimbursement Obligations shall be determined from such financial reporting service or other information as shall be mutually acceptable to GE Capital and the U.S. Borrower.
          (d) Except as provided in the foregoing provisions of this Section 1.2A and in Section 11.3, U.S. Borrower shall not be obligated to pay to GE Capital or any of its Affiliates any Letter of Credit Fee, or any other fees, charges or expenses, in respect of a Swap Related L/C or arranging for any interest rate protection or hedging agreement or transaction supported by the Swap Related L/C. GE Capital and its Affiliates shall look to the beneficiary of a Swap Related L/C for payment of any such letter of credit fees or other fees, charges or expenses and such beneficiary may factor such fees, charges, or expenses into the pricing of any interest rate protection or hedging arrangement or transaction supported by the Swap Related L/C.

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          (e) If any Swap Related L/C is revocable prior to its scheduled expiry date, GE Capital agrees not to revoke the Swap Related L/C unless the Commitment Termination Date or an Event of Default has occurred and is continuing.
          (f) GE Capital or any of its Affiliates shall be permitted to (i) provide confidential or other information furnished to it by any of the Credit Parties (including, without limitation, copies of any documents and information in or referred to in the Closing Checklist, Financial Statements and Compliance Certificates) to a beneficiary or potential beneficiary of a Swap Related L/C and (ii) receive confidential or other information from the beneficiary or potential beneficiary relating to any agreement or transaction supported or to be supported by the Swap Related L/C. However, no confidential information shall be provided to any Person under this paragraph unless the Person has agreed to comply with the covenant substantially as contained in Section 11.8 of this Agreement.
          1.3 Prepayments. Subject, in each case, to Section 1.17 hereof:
          (a) Voluntary Prepayments; Reduction in Revolving Commitments.
          (i) U.S. Term Loan. U.S. Borrower may at any time on at least one (1) Business Day’s prior written notice to Administrative Agent voluntarily prepay all or part of the U.S. Term Loan without premium or penalty (other than as set forth in Section 1.3(a)(viii)); provided that any such prepayment shall be in a minimum amount of $1,000,000 and integral multiples of $500,000 in excess of such amount.
          (ii) Euro Term Loan. UK Borrower may at any time on at least one (1) Business Day’s prior written notice to Administrative Agent voluntarily prepay all or part of the Euro Term Loan without premium or penalty (other than as set forth in Section 1.3(a)(viii)); provided that any such prepayment shall be in a minimum amount of €500,000 and integral multiples of €250,000 in excess of such amount.
          (iii) Sterling Term Loan. UK Borrower may at any time on at least one (1) Business Day’s prior written notice to Administrative Agent voluntarily prepay all or part of the Sterling Term Loan without premium or penalty (other than as set forth in Section 1.3(a)(viii)); provided that any such prepayment shall be in a minimum amount of £500,000 and integral multiples of £250,000 in excess of such amount.
          (iv) Reductions in U.S. Revolving Commitments. U.S. Borrower may at any time on at least one (1) Business Day’s prior written notice to Administrative Agent, permanently reduce or terminate the U.S. Revolving Commitment without premium or penalty; provided that (A) any such reduction shall be in a minimum amount of $1,000,000 and integral multiples of $500,000 in excess of such amount, (B) the U.S. Revolving Commitment shall not be reduced to an amount less than the U.S. Revolving Loan outstanding and (C) after giving effect to such reductions, U.S. Borrower shall comply with Section 1.3(b)(i).
          (v) Reductions in Canadian Revolving Commitments. Canadian Borrower may at any time on at least one (1) Business Day’s prior written notice to Administrative Agent, permanently reduce or terminate the Canadian Revolving

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Commitment without premium or penalty; provided that (A) any such reduction shall be in a minimum amount of C$250,000 and integral multiples of C$100,000 in excess of such amount, (B) the Canadian Revolving Commitment shall not be reduced to an amount less than the Canadian Revolving Loan outstanding, and (C) after giving effect to such reductions, Canadian Borrower shall comply with Section 1.3(b)(i).
          (vi) Reductions in UK Revolving Commitments. UK Borrower may at any time on at least one (1) Business Day’s prior written notice to Administrative Agent, permanently reduce or terminate the UK Revolving Commitment without premium or penalty; provided that (A) any such reduction shall be in a minimum amount of €500,000 and integral multiples of €250,000 in excess of such amount, (B) the UK Revolving Commitment shall not be reduced to an amount less than the Euro Equivalent of the UK Revolving Loan outstanding, and (C) after giving effect to such reductions, UK Borrower shall comply with Section 1.3(b)(i).
          (vii) General. Any voluntary prepayment and any reduction or termination of any Revolving Commitment must be accompanied by payment of any LIBOR funding breakage costs in accordance with Section 1.10(b), EURIBOR funding breakage costs in accordance with Section 1.10(c), or BA Rate financing breakage costs in accordance with Section 1.10(d), as the case may be. Upon any such reduction or termination of a Revolving Commitment, the applicable Borrower’s right to request a Revolving Credit Advance, or request that a Letter of Credit Obligation be incurred on its behalf, or request a Swing Line Advance, shall simultaneously be permanently reduced or terminated, as the case may be; provided that a permanent reduction of a Revolving Commitment shall not require a reduction in the corresponding L/C Sublimit, except to the extent that the Revolving Commitment is reduced below the corresponding L/C Sublimit. Each notice of partial prepayment shall designate the Loan or other Obligations to which such prepayment is to be applied; provided that any partial prepayments of a Term Loan shall be applied to prepay the scheduled principal installments of such Term Loan in direct order of maturity.
          (viii) Extended Term Loans Call Protection. In the event that, prior to the first anniversary of the Fourth Amendment Effective Date, any Extending Lender receives an Extending Lender Repricing Prepayment (as defined below) other than in connection with a Change of Control, then, at the time thereof, Borrowers shall pay to such Extending Lender a prepayment premium equal to 1.0% of the amount of such Extending Lender Repricing Prepayment. As used herein, with respect to any Extending Lender, an “Extending Lender Repricing Prepayment” is the amount of principal of the Extended Term Loans of such Extending Lender that is either (a) prepaid by Borrowers substantially concurrently with, and from proceeds of, the incurrence by any Borrower or any of its Subsidiaries of new replacement term loans that have interest rate margins lower than the interest rate margins then in effect for the Extended Term Loans so prepaid or (b) assigned to a Replacement Lender as a result of the mandatory assignment of such Extended Term Loans in the circumstances described in Section 1.12 if such Extending Lender is a Non-Consenting Lender with respect to an amendment of this Agreement (other than the Fourth Amendment) that would have the effect of reducing the interest rate margins with respect to such Extended Term Loans.

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          (b) Mandatory Prepayments.
          (i) Overdraw. If at any time the outstanding balances of the U.S. Revolving Loan and the U.S. Dollars Swing Line Loan exceed the U.S. Maximum Amount, U.S. Borrower shall immediately repay first, the U.S. Dollars Swing Line Loan until paid in full, and thereafter the aggregate outstanding U.S. Revolving Credit Advances to the extent required to eliminate such excess. If any such excess remains after repayment in full of the aggregate outstanding U.S. Dollars Swing Line Loan and U.S. Revolving Credit Advances, U.S. Borrower shall provide cash collateral for the U.S. Letter of Credit Obligations in the manner set forth in Annex B to the extent required to eliminate such excess.
          If at any time the Dollar Equivalent of the outstanding balances of the Canadian Revolving Loan and the Canadian Dollars Swing Line Loan exceed the Canadian Maximum Amount, Canadian Borrower shall immediately repay first, the Canadian Dollars Swing Line Loan until paid in full or such excess is eliminated, and thereafter the aggregate outstanding Canadian Revolving Credit Advances to the extent required to eliminate such excess. If any such excess remains after repayment in full of the aggregate outstanding Canadian Dollars Swing Line Loan and Canadian Revolving Credit Advances, Canadian Borrower shall provide cash collateral for the Canadian Letter of Credit Obligations in the manner set forth in Annex C to the extent required to eliminate such excess.
          If at any time the Dollar Equivalent of the outstanding balances of the UK Revolving Loan, Sterling Swing Line Loan and the Euro Swing Line Loan exceed the UK Maximum Amount, UK Borrower shall immediately repay first, the Sterling Swing Line Loan and/or Euro Swing Line Loan in a manner determined by the UK Borrower until paid in full or such excess is eliminated, and thereafter the aggregate outstanding UK Revolving Credit Advances to the extent required to eliminate such excess. If any such excess remains after repayment in full of the aggregate outstanding Sterling Swing Line Loan, Euro Swing Line Loan and UK Revolving Credit Advances, UK Borrower shall provide cash collateral for the UK Letter of Credit Obligations in the manner set forth in Annex D to the extent required to eliminate such excess.
          (ii) Asset Sales and Insurance Proceeds. Without limiting the obligation of Borrowers to obtain the consent of the Requisite Lenders for any Disposition not otherwise permitted under Section 6.8, within three Business Days upon receipt by Holdings or any of its Subsidiaries of Net Cash Payments, Borrowers shall prepay the Loans in an amount equal to all such Net Cash Payments; provided that the Credit Parties shall be permitted to retain Net Cash Payments and apply them to the acquisition of other assets or properties consistent with the businesses permitted to be conducted pursuant to Section 6.5 (including by way of merger or Investment), so long as within 180 days following the receipt of such Net Cash Payments, such Net Cash Payments are applied or committed to be applied to such acquisition; provided, further, that such cash proceeds are used to prepay the outstanding principal balances of the Revolving Loans on a pro rata basis during such reinvestment period. The following shall not be subject to mandatory prepayment under this clause (ii):

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          (1) up to $10,000,000 of proceeds from Dispositions permitted under Section 6.8(e)(vii); and
          (2) proceeds from Dispositions of less than $1,000,000 in the aggregate during the term of this Agreement.
          (iii) Issuance of Equity Interests. If Holdings or any of its Subsidiaries issues Equity Interests (other than to a Group Member), no later than three Business Days following the date of receipt of the cash proceeds thereof, the Borrowers shall prepay the Loans (and cash collateralize Letter of Credit Obligations) in an amount equal to 50% of all such proceeds, net of (x) underwriting discounts and commissions and other reasonable costs paid to non-Affiliates in connection therewith; and (y) all Taxes paid or estimated by Holdings or such Subsidiary to be payable in connection with any such issuance; provided, that if the Total Leverage Ratio on the last day of the applicable Fiscal Quarter is equal to or less than 2.0:1.00, then such prepayment percentage shall be reduced to 0%. Any such prepayment shall be applied in accordance with Section 1.3(b)(vi). The following shall not be subject to prepayment under this clause (iii):
          (1) proceeds of Equity Interests issued to directors or employees of Holdings, a Borrower or its Subsidiaries;
          (2) proceeds of Equity Interests issued in an Initial Public Offering so long as, and to the extent that, such proceeds are instead applied to prepay unsecured Indebtedness or the Revolving Loans, to consummate a Permitted Acquisition or to make an Investment or Capital Expenditure not otherwise prohibited hereunder;
          (3) proceeds of any Excluded Equity Proceeds; and
          (4) proceeds of any Equity Interests issued to cure the failure to meet a financial covenant Default or Event of Default as permitted hereunder.
          (iv) Issuance of Debt. No later than the Business Day following receipt by Holdings or any of its Subsidiaries of any cash proceeds from the incurrence of any Indebtedness of Holdings or any of its Subsidiaries not otherwise permitted to be incurred hereunder, Borrowers shall prepay the Loans as set forth in Section 1.3(b)(vi) in an aggregate amount equal to 100% of such proceeds, net of underwriting discounts, debt issuance and commitment fees and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.
          (v) Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with the Fiscal Year ending 2007), Borrowers shall, no later than one hundred twenty days after the end of such Fiscal Year, prepay the Loans as set forth in Section 1.3(b)(vi) in an aggregate amount equal to (i) 50% of such Consolidated Excess Cash Flow minus (ii) voluntary repayments of the Loans made (a) in that Fiscal Year and (b) after the last day of such Fiscal Year but prior to the date the Borrowers make a prepayment pursuant to this

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Section 1.3(b)(v) with respect to such Fiscal Year (excluding, in each case, (x) repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Commitments are permanently reduced in connection with such repayments and (y) any repayments funded with the proceeds of the Senior Notes on the Third Amendment Effective Date); provided, that if the Senior Secured Leverage Ratio on the last day of the applicable Fiscal Year is greater than 3.0:1.00 then such prepayment percentage shall be increased to 75%;
          (vi) Application of Certain Mandatory Prepayments.
Any prepayments made by a Borrower pursuant to Sections 1.3(b)(ii), (b)(iii), (b)(iv) and/or (b)(v) above shall be applied as follows:
first, to prepay the scheduled principal installments of the Term Loans on a pro rata basis in direct order of maturity, until such Term Loans shall have been prepaid in full; and
second, to the outstanding principal balance of Revolving Credit Advances on a pro rata basis until the same has been paid in full (with no reduction in any Revolving Commitment or Swing Line Commitment),
provided that mandatory prepayments required in respect of any Foreign Subsidiary shall not be required to be used to prepay the U.S. Loans and shall only be required to prepay the Euro Term Loans, Sterling Term Loans, UK Revolving Loans or the Canadian Revolving Loans, as the case may be, provided however that if the Euro Term Loans, Sterling Term Loans, UK Revolving Loans and the Canadian Revolving Loans have been paid in full and the prepayment obligation under Sections 1.3(b)(ii), (b)(iii), (b)(iv) and/or (b)(v) imposed on any Foreign Subsidiary is not completely satisfied, the U.S. Borrower shall be required to prepay the U.S. Loans in an amount equal to the mandatory prepayment amount that remains with respect to such Foreign Subsidiary.
          (c) No Implied Consent. Nothing in this Section 1.3 shall be construed to constitute Administrative Agent or any Lender’s consent to any transaction that is not permitted by other provisions of this Agreement or the other Loan Documents.
          1.4 Use of Proceeds. Borrowers shall utilize (I) the proceeds of the Loans (other than Refinancing Term Loans) (a) on the Closing Date to finance the Related Transactions (and to pay any related transaction fees, commissions and expenses, including currency fluctuation costs associated with the payoff of Prior Lender Obligations), and (b) thereafter for the financing of the ordinary working capital, permitted capital expenditures, acquisitions, investments and general corporate purposes of Borrowers and their respective Subsidiaries and (II) the proceeds of the Refinancing Term Loans to refinance any or all of that portion of the Original Term Loans that are not converted into Extended Term Loans pursuant to the terms hereof; provided that, in each case, the U.S. Revolving Loans shall be used solely for the financing of U.S. Borrower’s and its Domestic Subsidiaries’ ordinary working capital, permitted

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capital expenditures, acquisitions, investments and general corporate purposes, the Canadian Revolving Loans shall be used solely for the financing of Canadian Credit Parties’ and their respective Subsidiaries’ ordinary working capital, permitted capital expenditures, acquisitions, investments and general corporate purposes and the UK Revolving Loans shall be used solely for the financing of UK Borrower’s and Foreign Subsidiaries’ ordinary working capital, permitted capital expenditures, acquisitions, investments and general corporate purposes.
          1.5 Interest and Applicable Margins.
          (a) Each Borrower shall pay interest to Administrative Agent on the aggregate outstanding principal amount of the Loans made to such Borrower, for the ratable benefit of the applicable Lenders in accordance with the various Loans being made by such Lenders, in arrears on each applicable Interest Payment Date, at the following rates:
(i) with respect to the Revolving Credit Advances designated as Index Rate Loans, the applicable Index Rate plus the Applicable Index Margin per annum;
(ii) with respect to the Revolving Credit Advances designated as LIBOR Loans, the applicable LIBOR Rate plus the Applicable LIBOR Margin per annum;
(iii) with respect to the Revolving Credit Advances designated as EURIBOR Loans, the applicable EURIBOR Rate plus the Applicable EURIBOR Margin per annum;
(iv) with respect to the Revolving Credit Advances designated as BA Rate Loans, the applicable BA Rate plus the Applicable BA Rate Margin per annum;
(v) with respect to the U.S. Term Loan designated as Index Rate Loans, the applicable Index Rate plus the Applicable U.S. Term Loan Index Margin per annum;
(vi) with respect to the U.S. Term Loan designated as LIBOR Loans, the applicable LIBOR Rate plus the Applicable U.S. Term Loan LIBOR Margin per annum;
(vii) with respect to the Euro Term Loan, the applicable EURIBOR Rate plus the Applicable Euro Term Loan EURIBOR Margin per annum;
(viii) with respect to the Sterling Term Loan, the applicable LIBOR Rate plus the Applicable LIBOR Margin per annum;
(ix) with respect to the U.S. Dollars Swing Line Loan, the applicable Index Rate plus the Applicable Index Margin per annum;
(x) with respect to the Canadian Dollars Swing Line Loan, the applicable Index Rate plus the Applicable Index Margin per annum;

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(xi) with respect to the Euro Swing Line Loan, the EURIBOR Rate plus the Applicable EURIBOR Margin per annum; and
(xii) with respect to the Sterling Swing Line Loan, the applicable LIBOR Rate plus the Applicable LIBOR Margin per annum.
          plus, in each case where applicable, Mandatory Costs as defined and described in Section 11.19.
As of and from and after the First Amendment Effective Date, the Applicable Unused Line Fee Margin with respect to the Revolving Commitments (other than Refinancing Revolving Loans and Extended Revolving Commitments (other than Tranche A Extended Revolving Commitments)) is 0.50%. The Applicable Unused Line Fee Margin with respect to Refinancing Revolving Loans and Extended Revolving Commitments (other than Tranche A Extended Revolving Commitments) shall be as set forth in the relevant Joinder Agreement or Extension Agreement, respectively.
As of and from and after the First Amendment Effective Date, the Applicable Margins with respect to the Original Term Loans, the Original Revolving Credit Advances, Swing Line Loans and Letters of Credit are as follows:

Applicable Index Margin	4.50%
Applicable LIBOR Margin	5.50%
Applicable EURIBOR Margin	5.50%
Applicable U.S. Term Loan Index Margin	4.50%
Applicable U.S. Term Loan LIBOR Margin	5.50%
Applicable Euro Term Loan EURIBOR Margin	5.50%
Applicable BA Rate Margin	5.50%
Applicable L/C Margin	5.50%
As of and from and after the Fourth Amendment Effective Date, the Applicable Margins with respect to the Tranche A Extended Term Loans and the Tranche A Extended Revolving Credit Advances are as follows:

Applicable Index Margin	5.75%
Applicable LIBOR Margin	6.75%
Applicable EURIBOR Margin	6.75%

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Applicable U.S. Term Loan Index Margin	5.75%
Applicable U.S. Term Loan LIBOR Margin	6.75%
Applicable Euro Term Loan EURIBOR Margin	6.75%
Applicable BA Rate Margin	6.75%
Applicable L/C Margin	6.75%
The Applicable Margins with respect to any Extended Revolving Credit Advances (other than Tranche A Extended Revolving Credit Advances), Refinancing Revolving Loans, Extended Term Loans (other than Tranche A Extended Term Loans) and Refinancing Term Loans shall be as set forth in the relevant Extension Agreement or Joinder Agreement, as the case may be.
     Immediately upon the occurrence of a Rating Event, each of the Applicable Margins shall thereupon immediately and permanently be increased by 1/2 of 1%. On the Business Day following such increase the Administrative Agent shall give each affected Lender telefacsimile or telephonic notice (confirmed in writing) of such change in the Applicable Margin.
          (b) If any payment on any Loan becomes due and payable on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day (except as set forth in the definition of LIBOR Period) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.
          (c) All computations of Fees calculated on a per annum basis and interest shall be made by Administrative Agent on the basis of a 360-day year (365-366 days in the case of interest on an Index Rate Loan), in each case for the actual number of days occurring in the period for which such interest and Fees are payable. Each determination by Administrative Agent of interest rates and Fees hereunder shall be presumptive evidence of the correctness of such rates and Fees.
          (d) After the date any principal amount of any Loan is due and payable (whether on the maturity date therefor, upon acceleration or otherwise), or after any other monetary Obligation of Borrowers shall have become due and payable and Borrowers shall have failed to make such payment when due, Borrowers shall pay, but only to the extent permitted by law, interest (after as well as before judgment) at a rate per annum equal to (i) in the case of principal amounts outstanding hereunder, the rate of interest that otherwise would be applicable to such Loan plus 2% per annum; and (ii) in the case of overdue interest, fees and other monetary Obligations, the Index Rate plus 2% per annum until such payment has been made (the “Default Rate”). Such amounts shall be payable on demand.
          (e) Borrowers shall have the option to

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(i) request that any U.S. Revolving Credit Advance be made as a LIBOR Loan or Index Rate Loan, and request that any Canadian Revolving Credit Advance be made as a BA Rate Loan or Index Rate Loan;
(ii) convert at any time all or any part of outstanding Loans (other than the U.S. Dollars Swing Line Loan) denominated in U.S. Dollars from Index Rate Loans to LIBOR Loans;
(iii) convert at any time all or any part of outstanding Loans (other than the Canadian Dollars Swing Line Loan) denominated in Canadian Dollars from Index Rate Loans to BA Loans;
(iv) convert at any time all or any part of outstanding Loans denominated in U.S. Dollars from LIBOR Loans to Index Rate Loans subject to payment of LIBOR breakage costs (if any) in accordance with Section 1.10(b) if such conversion is made prior to the expiration of the LIBOR Period applicable thereto;
(v) convert at any time all or any part of outstanding Loans denominated in Canadian Dollars from BA Rate Loans to Index Rate Loans subject to payment of BA Rate breakage costs (if any) in accordance with Section 1.10(d) if such conversion is made prior to the expiration of the BA Rate Period applicable thereto;
(vi) continue all or any portion of any LIBOR Loan as a LIBOR Loan in the same currency upon the expiration of the applicable LIBOR Period, and the succeeding LIBOR Period of that continued Loan shall commence on the first day after the last day of the LIBOR Period of the Loan to be continued,
(vii) continue all or any portion of any EURIBOR Loan as a EURIBOR Loan upon the expiration of the applicable EURIBOR Period, and the succeeding EURIBOR Period of that continued Loan shall commence on the first day after the last day of the EURIBOR Period of the Loan to be continued, or
(viii) continue all or any portion of any BA Rate Loan as a BA Rate Loan upon the expiration of the applicable BA Rate Period, and the succeeding BA Rate Period of that continued Loan shall commence on the first day after the last day of the BA Rate Period of the Loan to be continued.
Any Loan or group of Loans in the same currency that are Loans having the same proposed LIBOR Period, BA Rate Period or EURIBOR Period, as the case may be, to be made or continued as, or converted into, a LIBOR Loan, BA Rate Loan or EURIBOR Loan, as the case may be, must be in a minimum amount of $1,000,000 and integral multiples of $500,000 in excess thereof in the case of Loans made in U.S. Dollars, C$250,000 and integral multiples of C$100,000 in excess of such amount in the case of Loans made in Canadian Dollars, €500,000 and integral multiples of €250,000 in excess of such amount in the case of Loans made in Euro, and £500,000 and integral multiples of £250,000 in excess of such amount in the case of Loans made in Sterling.

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Any such election must be made by 2:00 p.m. (New York time) on the third Business Day prior to (1) the date of any proposed Advance which is to bear interest at the LIBOR Rate, BA Rate or EURIBOR Rate, as the case may be, (2) the end of each LIBOR Period, BA Rate Period or EURIBOR Period, as the case may be with respect to any LIBOR Loans, BA Rate Loans or EURIBOR Loans, as the case may be to be continued as such, or (3) the date on which the applicable Borrower wishes to convert any Index Rate Loan to a LIBOR Loan or BA Rate Loan. If no election is received with respect to a LIBOR Loan, BA Rate Loan or EURIBOR Loan by 2:00 p.m. (New York time) on the third Business Day prior to the end of the LIBOR Period, BA Rate Period or EURIBOR Period, as the case may be with respect thereto (or if an Event of Default has occurred and is continuing), then (w) if such LIBOR Loan is denominated in U.S. Dollars, that LIBOR Loan shall be continued for a LIBOR Period of one month, provided however that if an Event of Default has occurred and is continuing, that LIBOR Loan shall be converted to an Index Rate Loan denominated in U.S. Dollars at the end of its LIBOR Period, (x) if such LIBOR Loan is denominated in Sterling, that LIBOR Loan shall be continued for a LIBOR Period of one month, (y) if such EURIBOR Loan is denominated in Euro, that EURIBOR Loan shall be continued for a EURIBOR Period of one month, and (z) such BA Rate Loan shall be continued for a BA Rate Period of one month, provided however that if an Event of Default has occurred and is continuing, such BA Rate Loan shall be converted to an Index Rate Loan denominated in Canadian Dollars at the end of its BA Rate Period. Except as provided in Section 1.1(d)(i), the applicable Borrower must make such election by notice to Administrative Agent in writing, by telecopy or overnight courier.
In the case of any conversion or continuation, such election must be made pursuant to a written notice (a “Notice of Conversion/Continuation”) in the form of Exhibit 1.5(e).
          (f) Notwithstanding anything to the contrary set forth in this Section 1.5, if a court of competent jurisdiction determines in a final non-appealable order that the rate of interest payable hereunder by a Credit Party which is not a Canadian Credit Party exceeds the highest rate of interest permissible under law (the “Maximum Lawful Rate”), then so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, the applicable Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Administrative Agent, on behalf of Lenders, is equal to the total interest that would have been received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. In no event shall the total interest received by any Lender pursuant to the terms hereof exceed the amount that such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate.
          (g) If any provision of this Agreement or of any of the other Loan Documents would obligate any Canadian Credit Party to make any payment of interest or other amount payable to any Agent or any Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by such Agent or such Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)) then, notwithstanding such provisions, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be

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so prohibited by law or so result in a receipt by such Agent or such Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (1) firstly, by reducing the amount or rate of interest required to be paid to such Agent or such Lender under this Section 1.5, and (2) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to such Agent or such Lender which would constitute “interest” for purposes of Section 347 of the Criminal Code (Canada). Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if an Agent or Lender shall have received an amount in excess of the maximum permitted by that Section of the Criminal Code (Canada), Canadian Borrower shall be entitled, by notice in writing to such Agent or such Lender, to obtain reimbursement, on behalf of the applicable Canadian Credit Parties, from such Agent or such Lender in an amount equal to such excess and, pending such reimbursement, such amount shall be deemed to be an amount payable by such Agent or such Lender to Canadian Borrower. Any amount or rate of interest referred to in this Section 1.5(g) shall be determined in accordance with generally accepted accounting principles applicable in Canada as an effective annual rate of interest over the term that the applicable Loan remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of “interest” (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the Closing Date to the Commitment Termination Date and, in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by Administrative Agent shall be conclusive for the purposes of such determination.
          (h) For purposes of disclosure pursuant to the Interest Act (Canada) and in respect of any Canadian Credit Party, the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Loan Documents (and stated herein or therein, as applicable, to be computed on the basis of a 360 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 360 or such other period of time, respectively.
          (i) If any Credit Party incorporated under the laws of the Kingdom of Spain fails to pay any amount payable by it under this Agreement or any other Loan Document, it shall pay penalty interest in respect of the sums due and unpaid in accordance with Article 316 of the Spanish Commercial Code (Codigó de Comercio) accrued at the applicable rate calculated in accordance with this Section 1.5. This penalty interest due and not paid shall capitalize on a monthly basis for the purposes of Articles 316 et. seq. of the Spanish Commercial Code.
          1.6 Fees.
          (a) Holdings shall pay to GSCP and GE Capital, individually, the Fees specified in the Fee Letter.
          (b)
          (i) As additional compensation for the U.S. Revolving Lenders, U.S. Borrower shall pay to Administrative Agent, for the ratable benefit of each Lender with a U.S. Revolving Commitment, in arrears, on the first Business Day of each January, April,

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July and October occurring prior to the latest Commitment Termination Date of such Lender’s U.S. Revolving Commitments and on the latest Commitment Termination Date of such Lender’s U.S. Revolving Commitments, a Fee for U.S. Borrower’s non-use of available funds under the U.S. Revolving Commitments in an amount equal to the Applicable Unused Line Fee Margin per annum (calculated on the basis of a 360 day year for actual days elapsed) applicable to such Lender’s U.S. Revolving Commitments multiplied by such Lender’s Pro Rata Share (based on its U.S. Revolving Commitments) of the difference between (x) the U.S. Maximum Amount (as it may be reduced from time to time) and (y) the average for such period of the daily closing balances of the U.S. Revolving Loan and outstanding Letters of Credit of the U.S. Borrower during the period for which such Fee is due.
          (ii) As additional compensation for the Canadian Revolving Lenders, Canadian Borrower shall pay to Administrative Agent, for the ratable benefit of each Lender with a Canadian Revolving Commitment, in arrears, on the first Business Day of each January, April, July and October occurring prior to the latest Commitment Termination Date of such Lender’s Canadian Revolving Commitment and on the latest Commitment Termination Date of such Lender’s Canadian Revolving Commitment, a Fee for Canadian Borrower’s non-use of available funds under the Canadian Revolving Commitments in an amount equal to the Applicable Unused Line Fee Margin per annum (calculated on the basis of a 360 day year for actual days elapsed) applicable to such Lender’s Canadian Revolving Commitments multiplied by such Lender’s Pro Rata Share (based on its Canadian Revolving Commitments) of the difference between (x) the Canadian Maximum Amount (as it may be reduced from time to time) and (y) the Dollar Equivalent of the average for such period of the daily closing balances of the Canadian Revolving Loan and outstanding Letters of Credit of the Canadian Borrower during the period for which such Fee is due.
          (iii) As additional compensation for the UK Revolving Lenders, UK Borrower shall pay to Administrative Agent, for the ratable benefit of each Lender with a UK Revolving Commitment, in arrears, on the first Business Day of each January, April, July and October occurring prior to the latest Commitment Termination Date of such Lender’s UK Revolving Commitment and on the latest Commitment Termination Date of such Lender’s UK Revolving Commitment, a Fee for UK Borrower’s non-use of available funds under the UK Revolving Commitments in an amount equal to the Applicable Unused Line Fee Margin per annum (calculated on the basis of a 360 day year for actual days elapsed) applicable to such Lender’s UK Revolving Commitments multiplied by such Lender’s Pro Rata Share (based on its UK Revolving Commitments) of the difference between (x) the UK Maximum Amount (as it may be reduced from time to time) and (y) the Dollar Equivalent of the average for such period of the daily closing balances of the UK Revolving Loan and outstanding Letters of Credit of the UK Borrower during the period for which such Fee is due.
          (c) Borrowers shall pay to Administrative Agent, for the ratable benefit of the applicable Revolving Lenders, the Letter of Credit Fee as provided in Annex B, Annex C and Annex D.

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          1.7 Receipt of Payments.
          (a) Borrowers shall make each payment under this Agreement not later than 4:00 p.m. (New York time) on the day when due in immediately available funds to the U.S. Dollars Collection Account, except as provided in clause (b) below. For purposes of computing interest and Fees and determining applicable Borrowing Availability as of any date, all payments shall be deemed received on the Business Day on which immediately available funds therefor are received in the applicable Collection Account prior to 4:00 p.m. New York time. Payments received after 4:00 p.m. New York time on any Business Day or on a day that is not a Business Day shall be deemed to have been received on the following Business Day.
          (b) Except to the extent otherwise provided herein,
          (i) all payments of principal, interest, U.S. Letter of Credit Obligations and other amounts to be made by U.S. Borrower under this Agreement and the Notes and all payments to be made by the Credit Parties under any other Loan Document, in each case, in respect of the U.S. Term Loan, U.S. Revolving Credit Advances denominated in U.S. Dollars or U.S. Dollars Swing Line Loans, shall be made in U.S. Dollars and paid to the U.S. Dollars Collection Account,
          (ii) all payments of principal, interest, UK Letter of Credit Obligations and other amounts to be made by UK Borrower under this Agreement and the Notes and all payments to be made by the Credit Parties under any other Loan Document, in each case, in respect of UK Revolving Credit Advances denominated in Sterling or Sterling Swing Line Loans, shall be made in Sterling and paid to the Sterling Collection Account,
          (iii) all payments of principal, interest, UK Letter of Credit Obligations and other amounts to be made by UK Borrower under this Agreement and the Notes and all payments to be made by the Credit Parties under any other Loan Document, in each case, in respect of UK Revolving Credit Advances denominated in Euro or Euro Swing Line Loans, shall be made in Euro and paid to the Euro Collection Account, and
          (iv) all payments of principal, interest, Canadian Letter of Credit Obligations and other amounts to be made by Canadian Borrower under this Agreement and the Notes and all payments to be made by the Credit Parties under any other Loan Document, in each case, in respect of Canadian Revolving Credit Advances denominated in Canadian Dollars or Canadian Dollars Swing Line Loans, shall be made in Canadian Dollars and paid to the Canadian Dollars Collection Account.
          1.8 Application and Allocation of Payments.
          (a) So long as no Event of Default has occurred and is continuing, (i) payments matching specific scheduled payments then due shall be applied to those scheduled payments; (ii) voluntary prepayments shall be applied in accordance with the provisions of Section 1.3(a); and (iii) mandatory prepayments shall be applied as set forth in Section 1.3(b)(vi). All payments and prepayments applied to a particular Loan shall be applied ratably to the portion thereof held by each Lender as determined by its applicable Pro Rata Share. Amounts received as a result of the exercise of remedies under the Loan Documents

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when a Event of Default has occurred and is continuing or following the Termination Date shall be applied to amounts then due and payable in the following order:
(1)	to reimburse the L/C Issuer for all unreimbursed draws or payments made by it under Letters of Credit;
(2)	to Fees and Agents’ expenses reimbursable hereunder;
(3)	to interest on the Swing Line Loans;
(4)	to principal payments on the Swing Line Loans;
(5)	to interest on the other Loans;
(6)	to principal payments on the other Loans, to Obligations in respect of Hedging Obligations owed to Lender Counterparties and to provide cash collateral for contingent Letter of Credit Obligations in the manner described in Annex B, Annex C and Annex D, ratably to the aggregate, combined principal balance of the other Loans, such Hedging Obligations and outstanding Letter of Credit Obligations;
(7)	to all other Obligations including expenses of Lenders to the extent reimbursable under Section 11.3; and
(8)	following the Termination Date, to each applicable Credit Party or any other Person lawfully entitled to receive such surplus.
Considering each type of Revolving Credit Advance being prepaid separately, any such prepayment shall be applied first to Index Rate Loans before application to LIBOR Loans or BA Rate Loans in a manner which minimizes any resulting breakage costs under Section 1.10(b) and (d). Notwithstanding anything to the contrary, any payments applied to Hedging Obligations owing to any Lender Counterparty following an Event of Default shall be applied on a pro rata basis to Hedging Obligations owing to all Lender Counterparties.
The provisions of this Section 1.8 shall not be construed to apply to any payment obtained by any Lender as consideration for the assignment or sale of a participation in any of its Term Loans or other Obligations owed to it (including, without limitation, pursuant to Section 9.1(a)(ii)) or payments of interest made by a Borrower to an assigning Lender pursuant to Section 9.1(a)(ii)(F).
          1.9 Loan Accounts and Accounting.
          (a) Administrative Agent shall maintain a loan account (the “U.S. Loan Account”) on its books to record: each Lender’s Commitment, each Loan and Advance made by each Lender, each respective repayment of principal, and all other debits and credits (including cancellations of Term Loans pursuant to Section 9.1(a)(ii)) as provided in this Agreement with respect to the Loans denominated in U.S. Dollars or any other Obligations related thereto annexed to which Administrative Agent shall retain a copy of each Assignment Agreement

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delivered to Administrative Agent pursuant to Section 9.1, each Extension Agreement delivered to Administrative Agent pursuant to Section 1.17 and each Joinder Agreement delivered to Administrative Agent pursuant to Section 1.18. All entries in the U.S. Loan Account shall be made in accordance with Administrative Agent’s customary accounting practices as in effect from time to time. The balance in the U.S. Loan Account, as recorded on Administrative Agent’s most recent printout or other written statement, shall, absent manifest error, be conclusive evidence of the amounts due and owing to Administrative Agent and Lenders by U.S. Borrower; provided that any failure to so record or any error in so recording shall not limit or otherwise affect U.S. Borrower’s duty to pay such Obligations. Administrative Agent shall render to U.S. Borrower a monthly accounting of transactions with respect to the U.S. Loans setting forth the balance of the U.S. Loan Account for the immediately preceding month. Unless U.S. Borrower notifies Administrative Agent in writing of any objection to any such accounting (specifically describing the basis for such objection), within sixty (60) days after the date thereof, each and every such accounting shall be conclusive evidence of all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by U.S. Borrower. Notwithstanding any provision herein contained to the contrary, any Lender may elect (which election may be revoked) to dispense with the issuance of Notes to that Lender and may rely on the U.S. Loan Account as evidence of the amount of Obligations from time to time owing to it by the U.S. Borrower. The U.S. Loan Account shall be available for inspection by each Borrower or any Lender (with respect to any entry relating to such Lender’s Loan) at any reasonable time and from time to time upon reasonable notice. U.S. Borrower hereby designates GSCP to serve as U.S. Borrower’s agent solely for purposes of maintaining the U.S. Loan Account as provided in this Section 1.9(a), and U.S. Borrower hereby agrees that, to the extent GSCP serves in such capacity, each of GSCP and its officers, directors, employees, agents, sub-agents and affiliates shall constitute an “Indemnified Person.” Any assignment or transfer of a Commitment or the Loans made pursuant hereto shall be registered in the U.S. Loan Account only upon delivery to Administrative Agent of an Assignment Agreement that has been executed by the requisite parties pursuant to Section 9.1. No assignment or transfer of a Lender’s Commitment or Loans shall be effective unless such assignment or transfer shall have been recorded in the U.S. Loan Account by Administrative Agent as provided in this Section.
          (b) Administrative Agent shall maintain a loan account (the “Canadian Loan Account”) on its books to record: all Advances denominated in Canadian Dollars, all payments made by Canadian Borrower, and all other debits and credits as provided in this Agreement with respect to the Loans denominated in Canadian Dollars or any other Obligations related thereto. All entries in the Canadian Loan Account shall be made in accordance with Administrative Agent’s customary accounting practices as in effect from time to time. The balance in the Canadian Loan Account, as recorded on Administrative Agent’s most recent printout or other written statement, shall, absent manifest error, be conclusive evidence of the amounts due and owing to Administrative Agent and Lenders by Canadian Borrower; provided that any failure to so record or any error in so recording shall not limit or otherwise affect Canadian Borrower’s duty to pay Obligations. Administrative Agent shall render to Canadian Borrower a monthly accounting of transactions with respect to the Canadian Loans setting forth the balance of the Canadian Loan Account for the immediately preceding month. Unless Canadian Borrower notifies Administrative Agent in writing of any objection to any such accounting (specifically describing the basis for such objection), within sixty (60) days after the date thereof, each and every such accounting shall be conclusive evidence of all matters reflected therein. Only those

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items expressly objected to in such notice shall be deemed to be disputed by Canadian Borrower. Notwithstanding any provision herein contained to the contrary, any Lender may elect (which election may be revoked) to dispense with the issuance of Notes to such Lender and may rely on the Canadian Loan Account as evidence of the amount of Obligations from time to time owing to it by the Canadian Borrower. The Canadian Loan Account shall be available for inspection by each Borrower or any Lender (with respect to any entry relating to such Lender’s Loan) at any reasonable time and from time to time upon reasonable notice. Canadian Borrower hereby designates GSCP to serve as Canadian Borrower’s agent solely for purposes of maintaining the Canadian Loan Account as provided in this Section 1.9(b), and Canadian Borrower hereby agrees that, to the extent GSCP serves in such capacity, each of GSCP and its officers, directors, employees, agents, sub-agents and affiliates shall constitute an “Indemnified Person.”
          (c) Administrative Agent shall maintain a loan account (the “UK Loan Account”) on its books to record: all Advances denominated in Euro and Sterling and the Euro Term Loan and Sterling Term Loan, all payments made by UK Borrower, and all other debits and credits (including cancellations of Term Loans pursuant to Section 9.1(a)(ii)) as provided in this Agreement with respect to the Loans denominated in Euro or Sterling or any other Obligations related thereto. All entries in the UK Loan Account shall be made in accordance with Administrative Agent’s customary accounting practices as in effect from time to time. The balance in the UK Loan Account, as recorded on Administrative Agent’s most recent printout or other written statement, shall, absent manifest error, be conclusive evidence of the amounts due and owing to Administrative Agent and UK Lenders by UK Borrower; provided that any failure to so record or any error in so recording shall not limit or otherwise affect UK Borrower’s duty to pay such Obligations. Administrative Agent shall render to UK Borrower a monthly accounting of transactions with respect to the Loans setting forth the balance of the UK Loan Account for the immediately preceding month. Unless UK Borrower notifies Administrative Agent in writing of any objection to any such accounting (specifically describing the basis for such objection), within sixty (60) days after the date thereof, each and every such accounting shall be conclusive evidence of all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by UK Borrower. Notwithstanding any provision herein contained to the contrary, any UK Lender may elect (which election may be revoked) to dispense with the issuance of Notes to that UK Lender and may rely on the UK Loan Account as evidence of the amount of Obligations from time to time owing to it by the UK Borrower. The UK Loan Account shall be available for inspection by each Borrower or any Lender (with respect to any entry relating to such Lender’s Loan) at any reasonable time and from time to time upon reasonable notice. UK Borrower hereby designates GSCP to serve as UK Borrower’s agent solely for purposes of maintaining the UK Loan Account as provided in this Section 1.9(c), and UK Borrower hereby agrees that, to the extent GSCP serves in such capacity, each of GSCP and its officers, directors, employees, agents, sub-agents and affiliates shall constitute an “Indemnified Person.”
          1.10 Indemnity.
          (a) Each Credit Party agrees to jointly and severally indemnify and hold harmless each Agent, Lenders and their respective Affiliates, and each such Person’s respective officers, partners, directors, employees, attorneys, agents, sub-agents and representatives (each, an “Indemnified Person”), from and against any and all suits, actions, hearings, proceedings,

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claims, damages, losses, liabilities and expenses (including reasonable attorneys’ fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) that may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents and the administration of such credit, and in connection with or arising out of this Agreement, the other Loan Documents and the transactions contemplated hereunder and thereunder and any actions or failures to act in connection therewith, including any and all Environmental Liabilities and legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Loan Documents (collectively, “Indemnified Liabilities”); provided that no such Credit Party shall be liable for (i) any indemnification to an Indemnified Person to the extent that any such suit, action, hearing, proceeding, claim, damage, loss, liability or expense results from that Indemnified Person’s gross negligence, bad faith or willful misconduct (as finally determined by a court of competent jurisdiction), (ii) any obligation to any Indemnified Person hereunder, other than Administrative Agent and Syndication Agent in their capacities as such, with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from, or are incurred in connection with, any claim, litigation, loss or proceeding that does not involve an act or omission of such Credit Party as determined in a final non-appealable order of a court of competent jurisdiction and such claim, litigation, loss or proceeding has been brought by any Indemnified Person against any other Indemnified Person, and (iii) in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Persons, including GSCP and GE Capital, except to the extent that local counsel, in addition to its regular counsel, is required in order to effectively defend against such action or proceeding and, provided further that UK Borrower, Canadian Borrower and the Foreign Guarantors shall not be liable for any Indemnified Liabilities pursuant to this Section 1.10(a) attributable to U.S. Borrower or any Domestic Subsidiary. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PERSON PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.
          (b) To induce Lenders to provide the LIBOR Rate option on the terms provided herein, if (i) any LIBOR Loans are repaid in whole or in part prior to the last day of any applicable LIBOR Period (whether that repayment is made pursuant to any provision of this Agreement or any other Loan Document or occurs as a result of acceleration, by operation of law or otherwise); (ii) any Borrower shall default in payment when due of the principal amount of or interest on any LIBOR Loan; (iii) any Borrower shall refuse to accept any borrowing of, or shall request a termination of any borrowing, conversion into or continuation of LIBOR Loans after such Borrower has given notice requesting the same in accordance herewith; or (iv) any Borrower shall fail to make any prepayment of a LIBOR Loan after such Borrower has given a notice thereof in accordance herewith, then such Borrower shall indemnify and hold harmless each Lender, promptly upon its written detailed request, from and against all losses, costs and

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expenses resulting from or arising from any of the foregoing, which such Lender deems to be material but excluding any loss of anticipated profits. Such indemnification shall include any loss (including loss of margin but excluding any loss of anticipated profits) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate deposits from which such funds were obtained. For the purpose of calculating amounts payable to a Lender under this subsection, each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at the LIBOR Rate in an amount equal to the amount of that LIBOR Loan and having a maturity comparable to the relevant LIBOR Period; provided that (a) each Lender may fund each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection and (b) amounts payable to a Lender under this subsection shall be calculated in accordance with such Lender’s customary procedures but in no event shall the amounts payable exceed (1) the aggregate amount of interest which would have otherwise been payable on the amount of the principal prepayment from the date of prepayment until the end of the relevant Interest Period, minus (2) the aggregate amount of interest such Lender would have earned if the prepaid principal amount were reinvested for the period from the date of prepayment until the end of the relevant Interest Period at the Treasury Rate. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder. As promptly as practicable under the circumstances, each Lender shall provide the applicable Borrower with its written calculation (such calculation to be made in good faith) of all amounts payable pursuant to this Section 1.10(b), and such calculation shall, absent manifest error, be binding on the parties hereto unless such Borrower shall object in writing within thirty (30) Business Days of receipt thereof, specifying the basis for such objection in detail.
          (c) To induce Lenders to provide the EURIBOR Rate option on the terms provided herein, if (i) any EURIBOR Loans are repaid in whole or in part prior to the last day of any applicable EURIBOR Period (whether that repayment is made pursuant to any provision of this Agreement or any other Loan Document or occurs as a result of acceleration, by operation of law or otherwise); (ii) UK Borrower shall default in payment when due of the principal amount of or interest on any EURIBOR Loan; (iii) UK Borrower shall refuse to accept any borrowing of, or shall request a termination of any borrowing, conversion into or continuation of EURIBOR Loans after UK Borrower has given notice requesting the same in accordance herewith; or (iv) UK Borrower shall fail to make any prepayment of a EURIBOR Loan after UK Borrower has given a notice thereof in accordance herewith, then UK Borrower shall indemnify and hold harmless each Lender, promptly upon its written detailed request, from and against all losses, costs and expenses resulting from or arising from any of the foregoing, which such Lender deems to be material but excluding any loss of anticipated profits. Such indemnification shall include any loss (including loss of margin but excluding any loss of anticipated profits) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate deposits from which such funds were obtained. For the purpose of calculating amounts payable to a Lender under this subsection, each Lender shall be deemed to have actually funded its relevant EURIBOR Loan through the purchase of a deposit bearing interest at the EURIBOR Rate in an amount equal to the amount of that EURIBOR Loan and having a maturity comparable to the relevant EURIBOR Period; provided that (a) each Lender may fund each of its EURIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection and (b) amounts payable to a Lender

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under this subsection shall be calculated in accordance with such Lender’s customary procedures but in no event shall the amounts payable exceed (1) the aggregate amount of interest which would have otherwise been payable on the amount of the principal prepayment from the date of prepayment until the end of the relevant Interest Period, minus (2) the aggregate amount of interest such Lender would have earned if the prepaid principal amount were reinvested for the period from the date of prepayment until the end of the relevant Interest Period at the Treasury Rate. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder. As promptly as practicable under the circumstances, each Lender shall provide UK Borrower with its written calculation (such calculation to be made in good faith) of all amounts payable pursuant to this Section 1.10(c), and such calculation shall, absent manifest error, be binding on the parties hereto unless UK Borrower shall object in writing within thirty (30) Business Days of receipt thereof, specifying the basis for such objection in detail.
          (d) To induce Lenders to provide the BA Rate option on the terms provided herein, if (i) any BA Rate Loans are repaid in whole or in part prior to the last day of any applicable BA Rate Period (whether that repayment is made pursuant to any provision of this Agreement or any other Loan Document or occurs as a result of acceleration, by operation of law or otherwise); (ii) any Borrower shall default in payment when due of the principal amount of or interest on any BA Rate Loan; (iii) any Borrower shall refuse to accept any borrowing of, or shall request a termination of any borrowing, conversion into or continuation of BA Rate Loans after such Borrower has given notice requesting the same in accordance herewith; or (iv) any Borrower shall fail to make any prepayment of a BA Rate Loan after such Borrower has given a notice thereof in accordance herewith, then such Borrower shall indemnify and hold harmless each Lender, promptly upon its written detailed request, from and against all losses, costs and expenses resulting from or arising from any of the foregoing, which such Lender deems to be material but excluding any loss of anticipated profits. Such indemnification shall include any loss (including loss of margin but excluding any loss of anticipated profits) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate deposits from which such funds were obtained. For the purpose of calculating amounts payable to a Lender under this subsection, each Lender shall be deemed to have actually funded its relevant BA Rate Loan through the purchase of a deposit bearing interest at the BA Rate in an amount equal to the amount of that BA Rate Loan and having a maturity comparable to the relevant BA Rate Period; provided that (a) each Lender may fund each of its BA Rate Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection and (b) amounts payable to a Lender under this subsection shall be calculated in accordance with such Lender’s customary procedures but in no event shall the amounts payable exceed (1) the aggregate amount of interest which would have otherwise been payable on the amount of the principal prepayment from the date of prepayment until the end of the relevant Interest Period, minus (2) the aggregate amount of interest such Lender would have earned if the prepaid principal amount were reinvested for the period from the date of prepayment until the end of the relevant Interest Period at the Treasury Rate. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder. As promptly as practicable under the circumstances, each Lender shall provide the applicable Borrower with its written calculation (such calculation to be made in good faith) of all amounts payable pursuant to this Section 1.10(d), and such calculation shall, absent manifest

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error, be binding on the parties hereto unless such Borrower shall object in writing within thirty (30) Business Days of receipt thereof, specifying the basis for such objection in detail.
          1.11 Taxes.
          (a) Any and all payments by or on account of any Credit Party under the Loan Documents shall be made in accordance with this Section 1.11, free and clear of and without deduction or withholding for any and all present or future Taxes. If by law any Taxes are required to be deducted or withheld from or in respect of any sum payable under the Loan Documents, (i) except to the extent that such Taxes are required to be deducted or withheld because a Canadian Revolving Lender is not a Canadian Lender, the sum payable shall be increased as much as shall be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 1.11) Administrative Agent or Lenders, as applicable, receive an amount equal to the sum they would have received had no such deductions been made, (ii) Borrowers shall make or cause to be made such deductions or withholdings, and (iii) Borrowers shall timely pay or cause to be paid the full amount deducted or withheld to the relevant taxing or other authority in accordance with applicable law; and for greater certainty, Canadian Borrower shall not be required to pay any additional amount to Administrative Agent or Canadian Revolving Lenders to compensate for any deduction or withholding to the extent that such deduction or withholding is required to be deducted or withheld because a Canadian Revolving Lender is not a Canadian Lender. Within thirty (30) days after the date of any payment of Taxes, Borrowers shall furnish or cause to be furnished to Administrative Agent the original or a certified copy of a receipt or other documentation reasonably acceptable to the Administrative Agent evidencing payment thereof.
          (b) Each Credit Party shall jointly and severally indemnify and, within ten (10) days of demand therefor, pay Administrative Agent and each Lender for the full amount of Taxes arising in respect of payments made under the Loan Documents (including any Taxes imposed by any jurisdiction on amounts payable under this Section 1.11) paid by Administrative Agent or such Lender, as appropriate, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted, except to the extent that such Taxes are payable because a Canadian Revolving Lender is not a Canadian Lender, provided that (x) the UK Borrower, Canadian Borrower and the Foreign Guarantors shall not be liable for any Taxes attributable to the U.S. Borrower or any Domestic Subsidiary and (y) if the Lender or Administrative Agent, as applicable, fails to give notice to a Credit Party of the imposition of any Taxes within 180 days following its receipt of actual written notice of the imposition of such Taxes, there will be no obligation for any Credit Party to pay interest or penalties attributable to the period beginning after such 180th day and ending 7 days after any Credit Party receives notice from the Lender or Administrative Agent, as applicable. The Lender or Administrative Agent making the request shall deliver to the respective Credit Party from which indemnification is sought (i) a certificate in reasonable detail describing the amount and nature of such payment or liability and (ii) a receipt documenting such payment.
          (c) (i) Each Lender shall deliver, to the extent it is legally able to do so, to Borrowers (with a copy to Administrative Agent), at the time of closing (or if later, on or prior to

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the date such Lender becomes a party hereto) and from time to time thereafter upon the request of any Borrower or Administrative Agent and upon the expiration of the previously delivered form of documentation, properly completed and executed documentation that is reasonably requested by Borrowers and is prescribed by applicable law as will permit payments under the Loan Documents to be made to such Lender without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by such Borrower or Administrative Agent, shall deliver such other documentation prescribed by applicable law and reasonably requested by Borrower or Administrative Agent as will enable any Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.
          (ii) Without limiting the generality of the foregoing, each Lender organized under the laws of a jurisdiction outside the United States (a “Non-U.S. Lender”) that is a Lender with respect to a U.S. Loan shall deliver, to the extent that it is legally able to do so, to U.S. Borrower and Administrative Agent at closing (or if later, on or prior to the date such Lender becomes a party hereto) and from time to time thereafter upon request of U.S. Borrower or Administrative Agent and upon expiration of the previously delivered form of documentation: (A) two duly completed copies of either (x) IRS Form W-8BEN claiming eligibility of the Non-U.S. Lender for a reduction in or a complete exemption from U.S. federal withholding tax under an income tax treaty to which the United States is a party, (y) IRS Form W-8ECI, or in either case an applicable successor form or (z) IRS W-8IMY, together with any required attachments; or (B) in the case of a Non-U.S. Lender that is not a “bank”, (x) a certificate of a duly authorized officer of such Non-U.S. Lender to the effect that such Non-U.S. Lender is not (I) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (II) a “10 percent shareholder” of U.S. Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (III) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (such certificate, a “Portfolio Interest Exemption Certificate”) and (y) two duly completed copies of Internal Revenue Service Form W-8BEN or applicable successor form. Each such Non-U.S. Lender shall notify the Borrower and the Administrative Agent upon any change in facts or circumstances that renders any such previously delivered form inaccurate. In addition, all other Lenders shall deliver to Administrative Agent, at the time of closing (or if later, on or prior to the date such Lender becomes a party hereto) and from time to time thereafter upon the request of Administrative Agent or upon the expiration of the previously delivered form, two duly completed copies of IRS Form W-9, W-8BEN, W-8ECI, or W-8IMY (with required attachments), as may be applicable, as will permit such payments to be made without any United States backup withholding tax. If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the IRC, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower or the Administrative Agent to comply with their

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obligations under FATCA, to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Notwithstanding anything to the contrary in this Agreement, Borrowers shall not be required to provide a gross-up pursuant to Section 1.11(a) or indemnity pursuant to Section 1.11(b) for U.S. federal withholding tax imposed on payments made by or on account of any Credit Party to a U.S. Loan to the extent such withholding tax is imposed as a result of such Lender’s failure or inability to deliver documentation establishing a complete exemption from U.S. withholding tax (other than where such failure or inability is caused by a Change in Law occurring after such party becomes a Lender hereunder), unless such withholding taxes are imposed as a result of such Lender becoming a Replacement Lender at the request of Borrowers per Section 1.12(d), or to the extent such Lender’s assignor or transferor was entitled to a gross-up and/or an indemnity with respect to such withholding taxes.
          (iii) Each Canadian Revolving Lender shall deliver from time to time upon the request of the Canadian Borrower or the Administrative Agent, such documentation or certification as may reasonably be requested by Canadian Borrower or the Administrative Agent to determine whether, and to what extent, payments under the Canadian Revolving Loan to be made by Canadian Borrower are subject to any withholding or deduction.
          (d) A Credit Party is not required to make an increased payment to a Lender under Section 1.11(a) above for a UK Tax Deduction in respect of tax imposed by the United Kingdom from a payment of interest on any Loan made to the UK Borrower if on the date on which the payment falls due:
          (i) the payment could have been made to the relevant Lender without a UK Tax Deduction if it was a Qualifying Lender, but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of a Change in Law;
          (ii) the relevant Lender is a Qualifying Lender solely under sub-paragraph (i)(B) of the definition of Qualifying Lender and:
          (A) UK HM Revenue and Customs has given (and not revoked) a direction (a “Direction”) under section 349C of the Taxes Act (as that provision has effect on the date on which the relevant Lender became a party to this Agreement) which relates to that payment and that Lender has received from the UK Borrower a certified copy of that Direction; and
          (B) the payment could have been made to the Lender without any UK Tax Deduction in the absence of that Direction;
          (iii) the relevant Lender is a Qualifying Lender solely under sub-paragraph (i)(B) of the definition of Qualifying Lender and it has not, other than by reason of a Change in Law, given a UK Tax Confirmation to the UK Borrower; or
          (iv) the relevant Lender is a Treaty Lender and the Credit Party making the payment is able to demonstrate that the payment could have been made to the Lender

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without the UK Tax Deduction had that Lender complied with its obligations under Section 1.11(g).
          (e) If a Credit Party is required to make a UK Tax Deduction, that Credit Party shall make that UK Tax Deduction and any payment required in connection with that UK Tax Deduction within the time allowed and in the minimum amount required by law.
          (f) Within thirty days of making either a UK Tax Deduction or any payment required in connection with that UK Tax Deduction, the Credit Party making that UK Tax Deduction shall deliver to the Administrative Agent for the Lender entitled to the payment evidence reasonably satisfactory to that Lender that the UK Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.
          (g) A Treaty Lender and any Credit Party shall promptly notify the Administrative Agent in writing upon becoming aware that a Credit Party must make a UK Tax Deduction (or that there is a change in the rate or basis of the UK Tax Deduction).
          (h) A Treaty Lender and each Credit Party which makes a payment to which that Treaty Lender is entitled shall co-operate in completing on a timely basis any procedural formalities (including making applicable tax treaty relief claims) necessary for that Credit Party to obtain authorization to make that payment without a UK Tax Deduction.
          (i) Unless a contrary indication appears, for the purposes of this Section 1.11 a reference to “determines” or “determined” means a determination made in the absolute discretion of the person making the determination.
          (j) All amounts set out, or expressed to be payable under a Loan Document by any Credit Party to a Lender or Agent which (in whole or in part) constitute the consideration for UK VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply, and accordingly, subject to Section 1.11(m) below, if VAT is chargeable on any supply made by any Lender or Agent to any party under a Loan Document, that party shall pay to the Lender or Agent (in addition to and at the same time as paying the consideration) an amount equal to the amount of the VAT (and such Lender or Agent shall promptly provide an appropriate VAT invoice to such party).
          (k) If VAT is chargeable on any supply made by any Lender or Agent (the “Supplier”) to any other Lender or Agent (the “Recipient”) under a Loan Document, and any party (the “Relevant Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for such supply to the Supplier (rather than being required to reimburse the Recipient in respect of that consideration), such Relevant Party shall also pay to the Supplier (in addition to and at the same time as paying such amount) an amount equal to the amount of such VAT. The Recipient will promptly pay to the Relevant Party an amount equal to any credit or repayment from the relevant tax authority which it reasonably determines relates to the VAT chargeable on that supply.
          (l) Where a Loan Document requires any party to reimburse a Lender or Agent for any costs or expenses, that party shall also at the same time pay and indemnify the Lender or Agent against all VAT incurred by the Lender or Agent in respect of the costs or

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expenses to the extent that the Lender or Agent reasonably determines that neither it nor any other member of the group of which it is a member for VAT purposes is entitled to credit or repayment from the relevant tax authority in respect of the VAT.
          (m) Amounts payable by any Credit Party under this Section 1.11 shall be without duplication of amounts otherwise payable under another Loan Document or another Section of this Agreement.
          (n) Each Lender or Administrative Agent shall make commercially reasonable efforts to provide to Borrowers any readily available and previously prepared documentation, consistent with its preexisting internal policies applied on a nondiscriminatory basis and legal and regulatory restrictions, and at no cost to Lender or Administrative Agent, necessary to assist Borrowers in recovering the amounts paid pursuant to this Section 1.11 from the relevant taxation authority to the extent such amounts are reasonably recoverable.
          (o) So long as no Default or Event of Default has occurred and is continuing, if Agent or any Lender determines in its sole discretion acting in good faith that it has received a refund in respect of any Taxes that have been paid or indemnified by any Credit Party and that such refund is allocable to such payment or indemnification, it shall notify Borrowers of such refund and shall, within (30) days of its receipt thereof, pay the amount of such refund to Borrowers net of all out-of-pocket expenses; provided, however, that each Borrower, upon the request of Administrative Agent or such Lender, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant taxing authority) to Agent or such Lender in the event Agent or such Lender is required to repay such refund to such taxing authority. Nothing in this Section shall require Agent or any Lender to make available to any Borrower or any other Person any tax returns or other information Agent or such Lender deems to be confidential or proprietary.
          1.12 Capital Adequacy; Increased Costs; Illegality.
          (a) If any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law), in each case, adopted after the Closing Date, from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender and thereby reducing the rate of return on such Lender’s capital as a consequence of its obligations hereunder, then Borrowers shall from time to time upon written demand by such Lender (with a copy of such demand to Administrative Agent) pay to Administrative Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of that reduction and showing in reasonable detail the basis of the computation thereof, prepared in good faith and submitted by such Lender to Borrowers and to Administrative Agent shall, absent manifest error, be presumptive evidence of the matters set forth therein.
          (b) If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) or (ii) the compliance with any guideline

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or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case adopted after the Closing Date, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining any Loan, then Borrowers shall from time to time, upon written demand by such Lender (with a copy of such demand to Administrative Agent), pay to Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, prepared in good faith and submitted to Borrowers and to Administrative Agent by such Lender, showing in reasonable detail the basis for such increased cost, shall, absent manifest error, be presumptive evidence of the matters set forth therein. Each Lender agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above which would result in any such increased cost, the affected Lender shall, to the extent not inconsistent with such Lender’s internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrowers pursuant to this Section 1.12(b).
          (c) Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any LIBOR Loan or EURIBOR Loan, as the case may be, then, unless that Lender is able to make or to continue to fund or to maintain such LIBOR Loan or EURIBOR Loan, as the case may be, at another branch or office of that Lender without, in that Lender’s reasonable opinion, materially adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrowers through Administrative Agent, (i) the obligation of such Lender to agree to make or to make or to continue to fund or maintain LIBOR Loans or EURIBOR Loan, as the case may be, shall terminate and (ii) Borrowers shall forthwith prepay in full all outstanding LIBOR Loans or EURIBOR Loan, as the case may be, owing to such Lender, together with interest accrued thereon, unless, with respect to any LIBOR Loans, each Borrower, within five (5) Business Days after the delivery of such notice and demand, converts all LIBOR Loans into Index Rate Loans.
          (d) If any Lender (an “Affected Lender”) (i) fails to consent to an election, consent, amendment, waiver or other modification to this Agreement or other Loan Document (a “Non-Consenting Lender”) and such election, consent, amendment, waiver or other modification is otherwise consented to by Lenders holding more than 50% of the aggregate amount of all Commitments and Loans, (ii) makes a demand upon Borrowers for (or if Borrowers are otherwise required to pay) amounts pursuant to Section 1.10(b), (c), or (d), 1.11, 1.12, 1.13 or 1.14 or clause (g) of each of Annexes B, C or D or gives notice pursuant to Section 1.12(c) requiring a conversion of such Affected Lender’s LIBOR Loans to Index Rate Loans or any change in the basis upon which interest is to accrue in respect of such Affected Lender’s LIBOR Loans or suspending such Lender’s obligation to make Loans as, or to convert Loans into, LIBOR Loans, or (iii) becomes a Defaulting Lender, Borrowers may, within ninety (90) days of receipt by any Borrower of such demand or notice (or the occurrence of such other event causing Borrowers to be required to pay such compensation) or within ninety (90) days of such Lender becoming a Non-Consenting Lender or a Defaulting Lender, as the case may be, give notice (a “Replacement Notice”) in writing to Administrative Agent and such Affected Lender of its intention to cause such Affected Lender to sell all or any portion of its Loans, Commitments

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and/or Notes to another financial institution or other Person (a “Replacement Lender”) designated in such Replacement Notice. If Administrative Agent shall, in the exercise of its reasonable discretion and within thirty (30) days of its receipt of such Replacement Notice, notify Borrowers and such Affected Lender in writing that the Replacement Lender is reasonably satisfactory to Administrative Agent (such consent not being required where the Replacement Lender is already a Lender), then such Affected Lender shall sell and assign its Loans and Commitments to such Replacement Lender for an amount equal to the principal balance of all Loans held by the Affected Lender and all accrued interest and Fees with respect thereto through the date of such sale and such assignment shall not require the payment of an assignment fee to Administrative Agent; provided, that Borrowers shall have reimbursed such Affected Lender for the additional amounts or increased costs that it is entitled to receive in accordance with this Agreement through the date of such sale and assignment. Furthermore, if Borrowers gives a notice of intention to replace and does not so replace such Affected Lender within ninety (90) days thereafter, Borrowers’ rights under this Section 1.12(d) shall terminate with respect to such Affected Lender. Each Lender hereby grants to Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, at the Administrative Agent’s discretion, on behalf of such Lender as assignor, any assignment agreement necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section.
          (e) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 1.12 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender pursuant to this Section 1.12 for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender notifies the Borrowers of the event giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the event giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).
          1.13 Currency Conversion. In connection with any amounts received in one currency for application to Obligations denominated and payable in another currency, each respective Borrower at its expense shall cause the depositary bank immediately to convert such receipt into such other currency for application to such Obligation. Such receipt shall be deemed not to occur (except for the purposes of the immediately preceding sentence) until such conversion occurs. In connection with any net proceeds received by a Credit Party in one currency required to be applied to Obligations denominated and payable in another currency, Borrowers at their expense shall cause the depositary bank to convert such receipt into such other currency prior to the required time of application to such Obligation.
          1.14 Judgment Currency; Contractual Currency.
          (a) If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 1.14 referred to as the “Judgment Currency”) an amount due under any Loan Document in any currency (the “Obligation Currency”) other than the Judgment Currency, the conversion shall be made at the rate of

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exchange prevailing on the Business Day immediately preceding (i) the date of actual payment of the amount due, in the case of any proceeding in the courts of any jurisdiction that will give effect to such conversion being made on such date, or (ii) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 1.14 being hereinafter in this Section 1.14 referred to as the “Judgment Conversion Date”).
          (b) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 1.14(a), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt for value of the amount due, each respective Borrower shall pay such additional or reduced amount, as the case may be, as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from a Credit Party under this Section 1.14(b) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Loan Documents.
          (c) The term “rate of exchange” in this Section 1.14 means the rate of exchange at which Administrative Agent would, on the relevant date at or about 12:00 noon (New York time), in the case of Administrative Agent, be prepared to sell the Obligation Currency against the Judgment Currency. Any amount received or recovered by Administrative Agent in respect of any sum expressed to be due to it (whether for itself or as trustee for any other person) from any Credit Party under this Agreement or under any of the other Loan Documents in a currency other than the currency (the “contractual currency”) in which such sum is so expressed to be due (whether as a result of, or from the enforcement of, any judgment or order of a court or tribunal of any jurisdiction, the winding-up of a Credit Party or otherwise) shall only constitute a discharge of such Credit Party to the extent of the amount of the contractual currency that Administrative Agent is able, in accordance with its usual practice, to purchase with the amount of the currency so received or recovered on the date of receipt or recovery (or, if later, the first date on which such purchase is practicable). If the amount of the contractual currency so purchased is less than the amount of the contractual currency so expressed to be due, Borrowers shall indemnify Administrative Agent against any loss sustained by it as a result, including the cost of making any such purchase.
          1.15 Single Loan. All Loans to a Borrower and all of the other Obligations of a Borrower arising under this Agreement and the other Loan Documents shall constitute one general obligation of such Borrower secured, until the Termination Date, by the Collateral granted to secure the Obligations of such Borrower.
          1.16 Mitigation. Each Borrower may request that any Lender that makes any demand for payment under Section 1.11 use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to deliver documentation and/or designate a different lending office if the making of such a designation would reduce or obviate the need for any Borrower to make payments under Section 1.11.

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          1.17 Extensions of Loans and Commitments.
          (a) (i) So long as no Event of Default or a Default has occurred and is continuing (after giving effect to any amendments and/or waivers that are or become effective on the date of the relevant conversion, including, in any event with respect to any conversion to occur on the Fourth Amendment Effective Date, after giving effect to the effectiveness of the Fourth Amendment):
          (1) U.S. Borrower may at any time and from time to time request that all or a portion of each Original U.S. Term Loan or all or any portion of each U.S. Term Loan that has been previously converted to extend the scheduled final maturity date thereof (in each case, an “Existing U.S. Term Loan Class” and any such Original U.S. Term Loans or previously extended U.S. Term Loans that have been so extended, including, without limitation, the Tranche A Extended U.S. Term Loans, “Extended U.S. Term Loans”) be converted to extend the scheduled final maturity date thereof and to provide for other terms permitted by this Section 1.17. Prior to entering into any Extension Agreement with respect to any Existing U.S. Term Loan Class, the U.S. Borrower shall provide written notice to the Administrative Agent (who shall provide a copy of such notice to all Lenders) in substantially the form of Exhibit B or such other form as approved from time to time by Borrowers and the Administrative Agent (each, a “Term Loan Extension Request”) setting forth the terms of the proposed Extended U.S. Term Loans, which terms shall be identical to those of the Existing U.S. Term Loan Class from which they are to be converted except for “Section 1.17 Additional Agreements” (as hereinafter defined) or as otherwise permitted by this Section 1.17 and except that (x) the scheduled final maturity date shall be extended to a date later than the final maturity date of the Existing U.S. Term Loan Class, (y) the all-in pricing (including, without limitation, margins, fees and premiums) of the Extended U.S. Term Loans may be higher or lower than the all-in pricing (including, without limitation, margins, fees and premiums) of the Existing U.S. Term Loan Class , in each case, to the extent provided in the applicable Extension Agreement and (z) the voluntary and mandatory prepayment rights of the Extended U.S. Term Loans shall be subject to Section 1.17(e). No Lender shall have any obligation to agree to have any of its Original U.S. Term Loans (or previously extended U.S. Term Loans) converted into Extended U.S. Term Loans pursuant to any Term Loan Extension Request.
          (2) UK Borrower may at any time and from time to time request that all or a portion of each Original Euro Term Loan or all or any portion of each Euro Term Loan that has been previously converted to extend the scheduled final maturity date thereof (in each case, an “Existing Euro Term Loan Class” and any such Original Euro Term Loans or previously extended Euro Term Loans that have been so extended, including, without limitation, the Tranche A Extended Euro Term Loans, “Extended Euro Term Loans”) be converted to extend the scheduled final maturity date thereof and to provide for other terms permitted by this Section 1.17. Prior to entering into any Extension Agreement with respect to any Existing Euro Term Loan Class, the UK Borrower shall

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provide a Term Loan Extension Request to the Administrative Agent (who shall provide a copy of such notice to all Lenders) setting forth the terms of the proposed Extended Euro Term Loans, which terms shall be identical to those of the Existing Euro Term Loan Class from which they are to be converted except for “Section 1.17 Additional Agreements” (as hereinafter defined) or as otherwise permitted by this Section 1.17 and except that (x) the scheduled final maturity date shall be extended to a date later than the final maturity date of the Existing Euro Term Loan Class, (y) the all-in pricing (including, without limitation, margins, fees and premiums) of the Extended Euro Term Loans may be higher or lower than the all-in pricing (including, without limitation, margins, fees and premiums) of the Existing Euro Term Loan Class, in each case, to the extent provided in the applicable Extension Agreement and (z) the voluntary and mandatory prepayment rights of the Extended Euro Term Loans shall be subject to Section 1.17(e). No Lender shall have any obligation to agree to have any of its Original Euro Term Loans (or previously extended Euro Term Loans) converted into Extended Euro Term Loans pursuant to any Term Loan Extension Request.
          (3) UK Borrower may at any time and from time to time request that all or a portion of each Original Sterling Term Loan or all or any portion of each Sterling Term Loan that has been previously converted to extend the scheduled final maturity date thereof (in each case, an “Existing Sterling Term Loan Class” and any such Original Sterling Term Loans or previously extended Sterling Term Loans that have been so extended, including, without limitation, the Tranche A Extended Sterling Term Loans, “Extended Sterling Term Loans” and, together with the Extended U.S. Term Loans and the Extended Euro Term Loans, collectively, the “Extended Term Loans” and each, individually, an “Extended Term Loan”) be converted to extend the scheduled final maturity date thereof and to provide for other terms permitted by this Section 1.17. Prior to entering into any Extension Agreement with respect to any Existing Sterling Term Loan Class, the UK Borrower shall provide a Term Loan Extension Request to the Administrative Agent (who shall provide a copy of such notice to all Lenders) setting forth the terms of the proposed Extended Sterling Term Loans, which terms shall be identical to those of the Existing Sterling Term Loan Class from which they are to be converted except for “Section 1.17 Additional Agreements” (as hereinafter defined) or as otherwise permitted by this Section 1.17 and except that (x) the scheduled final maturity date shall be extended to a date later than the final maturity date of the Existing Sterling Term Loan Class, (y) the all-in pricing (including, without limitation, margins, fees and premiums) of the Extended Sterling Term Loans may be higher or lower than the all-in pricing (including, without limitation, margins, fees and premiums) of the Existing Sterling Term Loan Class, in each case, to the extent provided in the applicable Extension Agreement and (z) the voluntary and mandatory prepayment rights of the Extended Sterling Term Loans shall be subject to Section 1.17(e). No Lender shall have any obligation to agree to have any of its Original Sterling Term Loans converted into Extended Sterling Term Loans (or previously extended Sterling Term Loans) pursuant to any Term Loan Extension Request.

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          (ii) So long as no Event of Default or a Default has occurred and is continuing (after giving effect to any amendments and/or waivers that are or become effective on the date of the relevant conversion, including, in any event with respect to any conversion to occur on the Fourth Amendment Effective Date, after giving effect to the effectiveness of the Fourth Amendment):
          (1) U.S. Borrower may at any time and from time to time request that all or a portion of the Original U.S. Revolving Commitments or all or any portion of each U.S. Revolving Commitment that has been previously converted to extend the termination date thereof (in each case, an “Existing U.S. Revolving Class” and any such Original U.S. Revolving Commitments or previously extended U.S. Revolving Commitments that have been so extended, including, without limitation, the Tranche A Extended U.S. Revolving Commitments, “Extended U.S. Revolving Commitments” and any related revolving loans, including the Tranche A Extended U.S. Revolving Loans, “Extended U.S. Revolving Loans”) be converted to extend the termination date thereof and maturity date(s) of the Loans made thereunder and to provide for other terms permitted by this Section 1.17. Prior to entering into any Extension Agreement with respect to any Existing U.S. Revolving Class, U.S. Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each Lender in the applicable Existing U.S. Revolving Class) in substantially the form of Exhibit C or such other form as approved from time to time by Borrowers and the Administrative Agent (each, a “Revolving Loan Extension Request”) setting forth the terms of the proposed Extended U.S. Revolving Commitments, which terms shall be identical to those applicable to the Existing U.S. Revolving Class from which they are to be converted except for “Section 1.17 Additional Agreements” (as hereinafter defined) or as otherwise permitted by this Section 1.17 and except (x) all or any of the final termination dates of such Extended U.S. Revolving Commitments and maturity dates of Extended U.S. Revolving Loans may be delayed to later dates than the final termination dates of the Existing U.S. Revolving Class from which they are to be converted, (y) the all-in pricing (including, without limitation, margins, fees and premiums) of the Extended U.S. Revolving Commitments may be higher or lower than the all-in pricing (including, without limitation, margins, fees and premiums) of the Existing U.S. Revolving Class from which they are to be converted and (z) the commitment fee rate with respect to the Extended U.S. Revolving Commitments may be higher or lower than the commitment fee rate for the Existing U.S. Revolving Class from which they are to be converted, in each case, to the extent provided in the applicable Extension Agreement; provided that, notwithstanding anything to the contrary in this Section 1.17 or otherwise, until the occurrence of the Commitment Termination Date for the Existing U.S. Revolving Class, the borrowing of the Extended U.S. Revolving Loans under any Extended U.S. Revolving Commitments shall be made on a pro rata basis with any borrowings of the Original U.S. Revolving Loans (the mechanics for which may be implemented through the applicable Extension Agreement and may include technical changes related to the borrowing and repayment procedures of the U.S. Revolving Loans). No Lender shall have any obligation to agree to have

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any of its Original U.S. Revolving Commitments (or previously extended U.S. Revolving Commitments) or Original U.S. Revolving Loans converted into Extended U.S. Revolving Commitments or Extended U.S. Revolving Loans, as applicable, pursuant to any Revolving Loan Extension Request.
          (2) Canadian Borrower may at any time and from time to time request that all or a portion of the Original Canadian Revolving Commitments or all or any portion of each Canadian Revolving Commitment that has been previously converted to extend the termination date thereof (in each case, an “Existing Canadian Revolving Class” and any such Original Canadian Revolving Commitments or previously extended Canadian Revolving Commitments that have been so extended, including, without limitation, the Tranche A Extended Canadian Revolving Commitments, “Extended Canadian Revolving Commitments” and any related revolving loans, including the Tranche A Extended Canadian Revolving Loans, “Extended Canadian Revolving Loans”) be converted to extend the termination date thereof and maturity date(s) of the Loans made thereunder and to provide for other terms permitted by this Section 1.17. Prior to entering into any Extension Agreement with respect to any Existing Canadian Revolving Class, Canadian Borrower shall provide a Revolving Loan Extension Request to the Administrative Agent (who shall provide a copy of such notice to each Lender in the applicable Existing Canadian Revolving Class) setting forth the terms of the proposed Extended Canadian Revolving Commitments, which terms shall be identical to those applicable to the Existing Canadian Revolving Class from which they are to be converted except for “Section 1.17 Additional Agreements” (as hereinafter defined) or as otherwise permitted by this Section 1.17 and except (x) all or any of the final termination dates of such Extended Canadian Revolving Commitments and maturity dates of Extended Canadian Revolving Loans may be delayed to later dates than the final termination dates of the Existing Canadian Revolving Class from which they are to be converted, (y) the all-in pricing (including, without limitation, margins, fees and premiums) of the Extended Canadian Revolving Commitments may be higher or lower than the all-in pricing (including, without limitation, margins, fees and premiums) of the Existing Canadian Revolving Class from which they are to be converted and (z) the commitment fee rate with respect to the Extended Canadian Revolving Commitments may be higher or lower than the commitment fee rate for the Existing Canadian Revolving Class from which they are to be converted, in each case, to the extent provided in the applicable Extension Agreement; provided that, notwithstanding anything to the contrary in this Section 1.17 or otherwise, until the occurrence of the Commitment Termination Date for the Existing Canadian Revolving Class, the borrowing of the Extended Canadian Revolving Loans under any Extended Canadian Revolving Commitments shall be made on a pro rata basis with any borrowings of the Original Canadian Revolving Loans (the mechanics for which may be implemented through the applicable Extension Agreement and may include technical changes related to the borrowing and repayment procedures of the Canadian Revolving Loans). No Lender shall have any obligation to agree to have any of its Original Canadian Revolving Commitments (or previously extended Canadian Revolving Commitments) or

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Original Canadian Revolving Loans converted into Extended Canadian Revolving Commitments or Extended Canadian Revolving Loans, as applicable, pursuant to any Revolving Loan Extension Request.
          (3) UK Borrower may at any time and from time to time request that all or a portion of the Original UK Revolving Commitments or all or any portion of each UK Revolving Commitment that has been previously converted to extend the termination date thereof (in each case, an “Existing UK Revolving Class” and any such Original UK Revolving Commitments or previously extended UK Revolving Commitments that have been so extended, including, without limitation, the Tranche A Extended UK Revolving Commitments, “Extended UK Revolving Commitments” (together with Extended U.S. Revolving Commitments and Extended Canadian Revolving Commitments, collectively, the “Extended Revolving Commitments” and each, individually, an “Extended Revolving Commitment”) and any related revolving loans, including the Tranche A Extended UK Revolving Loans, “Extended UK Revolving Loans” (together with Extended U.S. Revolving Loans and Extended Canadian Revolving Loans, collectively, the “Extended Revolving Loans” and each, individually, an “Extended Revolving Loan”)) be converted to extend the termination date thereof and maturity date(s) of the Loans made thereunder and to provide for other terms permitted by this Section 1.17. Prior to entering into any Extension Agreement with respect to any Existing UK Revolving Class, UK Borrower shall provide a Revolving Loan Extension Request to the Administrative Agent (who shall provide a copy of such notice to each Lender in the applicable Existing UK Revolving Class) setting forth the terms of the proposed Extended UK Revolving Commitments, which terms shall be identical to those applicable to the Existing UK Revolving Class from which they are to be converted except for “Section 1.17 Additional Agreements” (as hereinafter defined) or as otherwise permitted by this Section 1.17 and except (x) all or any of the final termination dates of such Extended UK Revolving Commitments and maturity dates of Extended UK Revolving Loans may be delayed to later dates than the final termination dates of the Existing UK Revolving Class from which they are to be converted, (y) the all-in pricing (including, without limitation, margins, fees and premiums) of the Extended UK Revolving Commitments may be higher or lower than the all-in pricing (including, without limitation, margins, fees and premiums) of the Existing UK Revolving Class from which they are to be converted and (z) the commitment fee rate with respect to the Extended UK Revolving Commitments may be higher or lower than the commitment fee rate for the Existing UK Revolving Class from which they are to be converted, in each case, to the extent provided in the applicable Extension Agreement; provided that, notwithstanding anything to the contrary in this Section 1.17 or otherwise, until the occurrence of the Commitment Termination Date for the Existing UK Revolving Class, the borrowing of the Extended UK Revolving Loans under any Extended UK Revolving Commitments shall be made on a pro rata basis with any borrowings of the Original UK Revolving Loans (the mechanics for which may be implemented through the applicable Extension Agreement and may include technical changes related to the borrowing and repayment procedures of the UK

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Revolving Loans). No Lender shall have any obligation to agree to have any of its Original UK Revolving Commitments (or previously extended UK Revolving Commitments) or Original UK Revolving Loans converted into Extended UK Revolving Commitments or Extended UK Revolving Loans, as applicable, pursuant to any Revolving Loan Extension Request.
          (b) The Borrower shall provide the applicable Extension Request at least seven (7) Business Days prior to the date on which the applicable Lenders are requested to respond. Any Lender (an “Extending Lender”) wishing to have all or a portion of its Original Term Loans (or any previously extended Extended Term Loans) and/or Original Revolving Commitments (or any previously extended Extended Revolving Commitments) subject to such Extension Request converted into Extended Loans/Commitments shall notify the Administrative Agent (such notice to be in substantially the form of Exhibit D or such other form as approved from time to time by Borrowers and the Administrative Agent) (each, an “Extension Election”) on or prior to the date specified in such Extension Request (which shall in any event be no less than three (3) Business Days prior to the effectiveness of the applicable Extension Agreement) of the amount of its Original Term Loans (or any previously extended Extended Term Loans) and/or Original Revolving Commitments (and/or any previously extended Extended Revolving Commitments) which it has elected to convert into Extended Loans/Commitments. In the event that the aggregate amount of the applicable Original Term Loans (and any previously extended Extended Term Loans) and/or the applicable Original Revolving Commitments (and any previously extended Extended Revolving Commitments) subject to Extension Elections exceeds the amount of the applicable Extended Loans/Commitments requested pursuant to the Extension Request, the applicable Original Term Loans (and any previously extended Extended Term Loans) and/or the applicable Original Revolving Commitments (and any previously extended Extended Revolving Commitments) subject to Extension Elections shall be converted to Extended Loans/Commitments on a pro rata basis based on the amount of the applicable Original Term Loans (and any previously extended Extended Term Loans) and/or the applicable Original Revolving Commitments (and any previously extended Extended Revolving Commitments) included in each such Extension Election. Notwithstanding the conversion of:
          (1) any Original U.S. Revolving Commitment (and any previously extended Extended U.S. Revolving Commitment) into an Extended U.S. Revolving Commitment, such Extended U.S. Revolving Commitment shall be treated identically to all Original U.S. Revolving Commitments for purposes of the obligations of a Lender with a U.S. Revolving Commitment in respect of U.S. Swing Line Advances under Section 1.1(c) and U.S. Letters of Credit under Section 1.2, except that the applicable Extension Agreement may provide that the commitment of the U.S. Swing Line Lender to make U.S. Swing Line Loans and/or the last day for issuing U.S. Letters of Credit may be extended and the related obligations to make U.S. Swing Line Loans and issue U.S. Letters of Credit may be continued so long as the U.S. Dollars Swing Line Lender and/or the U.S. L/C Issuer, as applicable, has consented to such extensions;
          (2) any Original Canadian Revolving Commitment (and any previously extended Extended Canadian Revolving Commitment) into an Extended Canadian Revolving Commitment, such Extended Canadian Revolving

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Commitment shall be treated identically to all Original Canadian Revolving Commitments for purposes of the obligations of a Lender with a Canadian Revolving Commitment in respect of Canadian Swing Line Advances under Section 1.1(d) and Canadian Letters of Credit under Section 1.2, except that the applicable Extension Agreement may provide that the commitment of the Canadian Dollars Swing Line Lender to make Canadian Swing Line Loans and/or the last day for issuing Canadian Letters of Credit may be extended and the related obligations to make Canadian Swing Line Loans and issue Canadian Letters of Credit may be continued so long as the Canadian Dollars Swing Line Lender and/or the Canadian L/C Issuer, as applicable, have consented to such extensions; and
          (3) any Original UK Revolving Commitment (and any previously extended Extended UK Revolving Commitment) into an Extended UK Revolving Commitment, such Extended UK Revolving Commitment shall be treated identically to all Original UK Revolving Commitments for purposes of the obligations of a Lender with a UK Revolving Commitment in respect of Euro Swing Line Advances under Section 1.1(e) and Sterling Swing Line Advances under Section 1.1(f) and UK Letters of Credit under Section 1.2, except that the applicable Extension Agreement may provide that the commitment of the Euro Swing Line Lender to make Euro Swing Line Loans, the commitment of the Sterling Swing Line Lender to make Sterling Swing Line Loans and/or the last day for issuing UK Letters of Credit may be extended and the related obligations to make Euro Swing Line Loans, Sterling Swing Line Loans and issue UK Letters of Credit may be continued so long as the Euro Swing Line Lender, Sterling Swing Line Lender and/or the UK L/C Issuer, as applicable, have consented to such extensions.
          (c) So long as no Event of Default or a Default has occurred and is continuing (after giving effect to any amendments and/or waivers that are or become effective on the date that such Extended Loans/Commitments are established, including, in any event with respect to any establishment of Extended Loans/Commitments to occur on the Fourth Amendment Effective Date, after giving effect to the effectiveness of the Fourth Amendment), Loans and Commitments may be converted into Extended Loans/Commitments pursuant to a supplement (which shall set forth the effective date of such extension) to the Fourth Amendment and/or this Agreement (which, except to the extent expressly contemplated by the penultimate sentence of this Section 1.17(c), shall require the consent only of the Lenders who elect to make the Extended Loans/Commitments established thereby) in substantially the form of Exhibit E or such other form as approved from time to time by Borrowers and the Administrative Agent (each, an “Extension Agreement”) executed by the Credit Parties, the Administrative Agent and the Extending Lenders. Any Extension Agreement may provide for additional terms (other than those referred to or contemplated in this Section 1.17 or in the form of the Extension Request or Extension Agreement attached hereto (each, a “Section 1.17 Additional Agreement”)) to this Agreement and the other Loan Documents; provided that no such Section 1.17 Additional Agreement shall become effective prior to the time that such Section 1.17 Additional Agreement has been consented to by such of the Lenders, Credit Parties and other parties (if any) as would be required (including, without limitation, under the requirements of Section 11.2) if such

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Section 1.17 Additional Agreement were a separate and independent amendment of this Agreement. It is understood and agreed that each Lender that has consented to the Fourth Amendment has consented, and shall at the effective time thereof be deemed to consent, to each supplement to the Fourth Amendment, this Agreement and the other Loan Documents authorized by this Section 1.17 and the arrangements described above in connection therewith except that the foregoing shall not constitute a consent on behalf of any Lender to the terms of any Section 1.17 Additional Agreement (except for any Section 1.17 Additional Agreement made pursuant to the Fourth Amendment). In connection with any Extension Agreement, the Borrowers shall deliver an opinion of counsel reasonably acceptable to the Administrative Agent as to any matters reasonably requested by the Administrative Agent.
          (d) Notwithstanding anything herein to the contrary, the Lenders that have executed and delivered the Fourth Amendment as an “Extending Lender” have provided their agreement to convert all or a portion of their Original Revolving Commitments, Original Revolving Loans and Original Term Loans, as the case may be, into Tranche A Extended Revolving Commitments, Tranche A Extended Revolving Loans and Tranche A Extended Term Loans, as applicable, pursuant to the terms of the Fourth Amendment and therefore no Extension Requests, Extension Elections or Extension Agreements or the satisfaction of any other terms in clauses (a), (b) or (c) above shall be required with respect to the Tranche A Extended Revolving Commitments, Tranche A Extended Revolving Loans or the Tranche A Extended Term Loans.
          (e) The amount of any voluntary or mandatory prepayment of Term Loans applied to any Original Term Loans pursuant to Section 1.3 shall in no event be less than the respective amount that would have been applied to such Original Term Loans had no portion of the Original Term Loans been converted to Extended Term Loans; provided that, to the extent no Default or Event of Default has occurred and is continuing, with respect to any voluntary prepayment of Term Loans pursuant to Section 1.3, Borrowers may elect to prepay Original Term Loans (pro rata to the then outstanding principal balances of the respective Original Term Loans) prior to prepaying any Extended Term Loans.
          (f) Notwithstanding anything to the contrary contained in this Agreement, the following provisions of this Section 1.17(f) shall apply to Revolving Commitments and Revolving Loans:
(i) U.S. Revolving Commitments and U.S. Revolving Loans.
          (1) Any voluntary reduction of U.S. Revolving Commitments pursuant to Section 1.3 (whether or not accompanied by a prepayment of U.S. Revolving Loans) shall, subject to the last sentence of this clause (1), be applied among the outstanding U.S. Revolving Commitments, pro rata to the amounts of U.S. Revolving Commitments; provided that, U.S. Borrower may elect to reduce Original U.S. Revolving Commitments on a pro rata basis prior to reducing any Extended U.S. Revolving Commitments or Refinancing U.S. Revolving Commitments (a “Specified U.S. Commitment Reduction”). In connection with any Specified U.S. Commitment Reduction, each of the Lenders with an Original U.S. Revolving Commitment shall assign to each of the Extended U.S. Revolving Lenders and the Refinancing U.S. Revolving Lenders, and each of the Extended

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U.S. Revolving Lenders and the Refinancing U.S. Revolving Lenders shall accept from each of the Lenders with an Original U.S. Revolving Commitment, at the notional principal amount thereof at par (together with accrued interest), such interests in the U.S. Revolving Loans outstanding on the date of such Specified U.S. Commitment Reduction as shall be necessary in order that, after giving effect to all such assignments and acceptances and any prepayments of U.S. Revolving Loans to be made on the date of such Specified U.S. Commitment Reduction, such U.S. Revolving Loans will be held by Lenders with an Original U.S. Revolving Commitment, Extended U.S. Revolving Lenders and the Refinancing U.S. Revolving Lenders ratably in accordance with their respective U.S. Revolving Commitments after giving effect to such Specified U.S. Commitment Reduction (with any such U.S. Revolving Loans that are so assigned to the Extended U.S. Revolving Lenders and Refinancing U.S. Revolving Lenders, from and after such assignment, to constitute Extended U.S. Revolving Loans (if assigned to a Lender in its capacity as an Extended U.S. Revolving Lender) or Refinancing Revolving Loans (if assigned to a Lender in its capacity as a Refinancing U.S. Revolving Lender) and to bear interest at the rate applicable to Extended U.S. Revolving Loans or Refinancing U.S. Revolving Loans, as applicable). The reduction applied to any Original U.S. Revolving Commitments of any Lender shall in no event be less than such reduction would have been had no portion of the Original U.S. Revolving Commitments been converted to Extended U.S. Revolving Commitments.
          (2) Any voluntary or mandatory prepayment of U.S. Revolving Loans pursuant to Section 1.3 shall, subject to the last sentence of this clause (2), be applied pro rata to the then outstanding principal amounts of the U.S. Revolving Loans; provided that, with respect to any voluntary prepayment of U.S. Revolving Loans pursuant to Section 1.3, U.S. Borrower may elect to prepay Original U.S. Revolving Loans (pro rata among the then outstanding principal amounts of the Original U.S. Revolving Loans of each Lender) prior to prepaying any Extended U.S. Revolving Loans or Refinancing U.S. Revolving Loans (a “Specified U.S. Loan Reduction”). In connection with any Specified U.S. Loan Reduction, each of the Extended U.S. Revolving Lenders and the Refinancing U.S. Revolving Lenders shall assign to each of the Lenders with an Original U.S. Revolving Commitment, and each of the Lenders with an Original U.S. Revolving Commitment shall purchase from each of the Extended U.S. Revolving Lenders and the Refinancing U.S. Revolving Lenders, at the notional principal amount thereof at par (together with accrued interest), such interests in the U.S. Revolving Loans outstanding on the date of such Specified U.S. Loan Reduction (after giving effect to such Specified U.S. Loan Reduction) as shall be necessary in order that, after giving effect to all such assignments and purchases, such U.S. Revolving Loans will be held by Lenders with an Original U.S. Revolving Commitment, Extended U.S. Revolving Lenders and the Refinancing U.S. Revolving Lenders ratably in accordance with their respective U.S. Revolving Commitments after giving effect to such Specified U.S. Loan Reduction (with any such U.S. Revolving Loans that are so assigned to the Lenders with an Original U.S. Revolving Commitment, from and after such assignment, to constitute

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Original U.S. Revolving Loans and to bear interest at the rate applicable to Original U.S. Revolving Loans). Any such prepayment of U.S. Revolving Loans applied to the Original U.S. Revolving Loans in the aggregate, and any prepayment of U.S. Revolving Loans applied to the Original U.S. Revolving Loans of any Lender, shall in no event be less than such prepayment would have been had no portion of the Original U.S. Revolving Loans been converted to Extended U.S. Revolving Loans.
     (ii) Canadian Revolving Commitments and Canadian Revolving Loans.
          (1) Any voluntary reduction of Canadian Revolving Commitments pursuant to Section 1.3 (whether or not accompanied by a prepayment of Canadian Revolving Loans) shall, subject to the last sentence of this clause (1), be applied among the outstanding Canadian Revolving Commitments, pro rata to the amounts of Canadian Revolving Commitments; provided that, Canadian Borrower may elect to reduce Original Canadian Revolving Commitments on a pro rata basis prior to reducing any Extended Canadian Revolving Commitments or Refinancing Canadian Revolving Commitments (a “Specified Canadian Commitment Reduction”). In connection with any Specified Canadian Commitment Reduction, each of the Lenders with an Original Canadian Revolving Commitment shall assign to each of the Extended Canadian Revolving Lenders and the Refinancing Canadian Revolving Lenders, and each of the Extended Canadian Revolving Lenders and the Refinancing Canadian Revolving Lenders shall accept from each of the Lenders with an Original Canadian Revolving Commitment, at the notional principal amount thereof at par (together with accrued interest), such interests in the Canadian Revolving Loans outstanding on the date of such Specified Canadian Commitment Reduction as shall be necessary in order that, after giving effect to all such assignments and acceptances and any prepayments of Canadian Revolving Loans to be made on the date of such Specified Canadian Commitment Reduction, such Canadian Revolving Loans will be held by Lenders with an Original Canadian Revolving Commitment, Extended Canadian Revolving Lenders and the Refinancing Canadian Revolving Lenders ratably in accordance with their respective Canadian Revolving Commitments after giving effect to such Specified Canadian Commitment Reduction (with any such Canadian Revolving Loans that are so assigned to the Extended Canadian Revolving Lenders and Refinancing Canadian Revolving Lenders, from and after such assignment, to constitute Extended Canadian Revolving Loans (if assigned to a Lender in its capacity as an Extended Canadian Revolving Lender) or Refinancing Revolving Loans (if assigned to a Lender in its capacity as a Refinancing Canadian Revolving Lender) and to bear interest at the rate applicable to Extended Canadian Revolving Loans or Refinancing Canadian Revolving Loans, as applicable). The reduction applied to any Original Canadian Revolving Commitments of any Lender shall in no event be less than such reduction would have been had no portion of the Original Canadian Revolving Commitments been converted to Extended Canadian Revolving Commitments.

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          (2) Any voluntary or mandatory prepayment of Canadian Revolving Loans pursuant to Section 1.3 shall, subject to the last sentence of this clause (2), be applied pro rata to the then outstanding principal amounts of the Canadian Revolving Loans; provided that, with respect to any voluntary prepayment of Canadian Revolving Loans pursuant to Section 1.3, Canadian Borrower may elect to prepay Original Canadian Revolving Loans (pro rata among the then outstanding principal amounts of the Original Canadian Revolving Loans of each Lender) prior to prepaying any Extended Canadian Revolving Loans or Refinancing Canadian Revolving Loans (a “Specified Canadian Loan Reduction”). In connection with any Specified Canadian Loan Reduction, each of the Extended Canadian Revolving Lenders and the Refinancing Canadian Revolving Lenders shall assign to each of the Lenders with an Original Canadian Revolving Commitment, and each of the Lenders with an Original Canadian Revolving Commitment shall purchase from each of the Extended Canadian Revolving Lenders and the Refinancing Canadian Revolving Lenders, at the notional principal amount thereof at par (together with accrued interest), such interests in the Canadian Revolving Loans outstanding on the date of such Specified Canadian Loan Reduction (after giving effect to such Specified Canadian Loan Reduction) as shall be necessary in order that, after giving effect to all such assignments and purchases, such Canadian Revolving Loans will be held by Lenders with an Original Canadian Revolving Commitment, Extended Canadian Revolving Lenders and the Refinancing Canadian Revolving Lenders ratably in accordance with their respective Canadian Revolving Commitments after giving effect to such Specified Canadian Loan Reduction (with any such Canadian Revolving Loans that are so assigned to the Lenders with an Original Canadian Revolving Commitment, from and after such assignment, to constitute Original Canadian Revolving Loans and to bear interest at the rate applicable to Original Canadian Revolving Loans). Any such prepayment of Canadian Revolving Loans applied to the Original Canadian Revolving Loans in the aggregate, and any prepayment of Canadian Revolving Loans applied to the Original Canadian Revolving Loans of any Lender, shall in no event be less than such prepayment would have been had no portion of the Original Canadian Revolving Loans been converted to Extended Canadian Revolving Loans.
     (iii) UK Revolving Commitments and UK Revolving Loans.
          (1) Any voluntary reduction of UK Revolving Commitments pursuant to Section 1.3 (whether or not accompanied by a prepayment of UK Revolving Loans) shall, subject to the last sentence of this clause (1), be applied among the outstanding UK Revolving Commitments, pro rata to the amounts of UK Revolving Commitments; provided that, UK Borrower may elect to reduce Original UK Revolving Commitments on a pro rata basis prior to reducing any Extended UK Revolving Commitments or Refinancing UK Revolving Commitments (a “Specified UK Commitment Reduction”). In connection with any Specified UK Commitment Reduction, each of the Lenders with an Original UK Revolving Commitment shall assign to each of the Extended

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UK Revolving Lenders and the Refinancing UK Revolving Lenders, and each of the Extended UK Revolving Lenders and the Refinancing UK Revolving Lenders shall accept from each of the Lenders with an Original UK Revolving Commitment, at the notional principal amount thereof at par (together with accrued interest), such interests in the UK Revolving Loans outstanding on the date of such Specified UK Commitment Reduction as shall be necessary in order that, after giving effect to all such assignments and acceptances and any prepayments of UK Revolving Loans to be made on the date of such Specified UK Commitment Reduction, such UK Revolving Loans will be held by Lenders with an Original UK Revolving Commitment, Extended UK Revolving Lenders and the Refinancing UK Revolving Lenders ratably in accordance with their respective UK Revolving Commitments after giving effect to such Specified UK Commitment Reduction (with any such UK Revolving Loans that are so assigned to the Extended UK Revolving Lenders and Refinancing UK Revolving Lenders, from and after such assignment, to constitute Extended UK Revolving Loans (if assigned to a Lender in its capacity as an Extended UK Revolving Lender) or Refinancing Revolving Loans (if assigned to a Lender in its capacity as a Refinancing UK Revolving Lender) and to bear interest at the rate applicable to Extended UK Revolving Loans or Refinancing UK Revolving Loans, as applicable). The reduction applied to any Original UK Revolving Commitments of any Lender shall in no event be less than such reduction would have been had no portion of the Original UK Revolving Commitments been converted to Extended UK Revolving Commitments.
          (2) Any voluntary or mandatory prepayment of UK Revolving Loans pursuant to Section 1.3 shall, subject to the last sentence of this clause (2), be applied pro rata to the then outstanding principal amounts of the UK Revolving Loans; provided that, with respect to any voluntary prepayment of UK Revolving Loans pursuant to Section 1.3, UK Borrower may elect to prepay Original UK Revolving Loans (pro rata among the then outstanding principal amounts of the Original UK Revolving Loans of each Lender) prior to prepaying any Extended UK Revolving Loans or Refinancing UK Revolving Loans (a “Specified UK Loan Reduction”). In connection with any Specified UK Loan Reduction, each of the Extended UK Revolving Lenders and the Refinancing UK Revolving Lenders shall assign to each of the Lenders with an Original UK Revolving Commitment, and each of the Lenders with an Original UK Revolving Commitment shall purchase from each of the Extended UK Revolving Lenders and the Refinancing UK Revolving Lenders, at the notional principal amount thereof at par (together with accrued interest), such interests in the UK Revolving Loans outstanding on the date of such Specified UK Loan Reduction (after giving effect to such Specified UK Loan Reduction) as shall be necessary in order that, after giving effect to all such assignments and purchases, such UK Revolving Loans will be held by Lenders with an Original UK Revolving Commitment, Extended UK Revolving Lenders and the Refinancing UK Revolving Lenders ratably in accordance with their respective UK Revolving Commitments after giving effect to such Specified UK Loan Reduction (with any such UK Revolving Loans that are so assigned to the Lenders with an Original UK Revolving Commitment, from and after such assignment, to constitute Original UK Revolving Loans and to bear

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interest at the rate applicable to Original UK Revolving Loans). Any such prepayment of UK Revolving Loans applied to the Original UK Revolving Loans in the aggregate, and any prepayment of UK Revolving Loans applied to the Original UK Revolving Loans of any Lender, shall in no event be less than such prepayment would have been had no portion of the Original UK Revolving Loans been converted to Extended UK Revolving Loans.
          (g) Notwithstanding anything to the contrary contained in this Agreement, the initial Interest Period with respect to any Extended Term Loans or Extended Revolving Loans that are Eurodollar Rate Loans may, at Borrowers’ option, be of a duration of a number of Business Days that is less than one month and the Adjusted Eurodollar Rate with respect to such initial Interest Period shall be the same as the Adjusted Eurodollar Rate applicable to the Term Loans or Revolving Loans, as the case may be, from which such Extended Term Loans or Extended Revolving Loans, as the case may be, were converted, immediately prior to such conversion, so long as the final day of such initial Interest Period is the same as the final day of the Interest Period with respect to the Term Loans or Revolving Loans, as the case may be, from which such Extended Term Loans or Extended Revolving Loans, as the case may be, were converted.
          (h) Any Extension Series of Extended Term Loans established on or prior to the first anniversary of the Fourth Amendment Effective Date shall comply with the following requirements, as applicable:
     (i) if the Weighted Average Yield in respect of any Extension Series of Extended U.S. Term Loans exceeds by more than 50 basis points the Weighted Average Yield applicable to any other Extension Series of Extended U.S. Term Loans (such amount in excess of 50 basis points being referred to herein as the “U.S. Term Loan Yield Differential” and each such other Extension Series, an “Affected U.S. Term Loan Extension Series”), the interest rate then in effect for each Affected U.S. Term Loan Extension Series shall automatically be increased by the U.S. Term Loan Yield Differential, effective upon the incurrence of the Extension Series of Extended U.S. Term Loans which causes the conditions in this clause to be met;
     (ii) if the Weighted Average Yield in respect of any Extension Series of Extended Euro Term Loans exceeds by more than 50 basis points the Weighted Average Yield applicable to any other Extension Series of Extended Euro Term Loans (such amount in excess of 50 basis points being referred to herein as the “Euro Term Loan Yield Differential” and each such other Extension Series, an “Affected Euro Term Loan Extension Series”), the interest rate then in effect for each Affected Euro Term Loan Extension Series shall automatically be increased by the Euro Term Loan Yield Differential, effective upon the incurrence of the Extension Series of Extended Euro Term Loans which causes the conditions in this clause to be met; and
     (iii) if the Weighted Average Yield in respect of any Extension Series of Extended Sterling Term Loans exceeds by more than 50 basis points the Weighted Average Yield applicable to any other Extension Series of Extended Sterling Term Loans (such amount in excess of 50 basis points being referred to herein as the “Sterling Term Loan Yield Differential” and each such other Extension Series, an “Affected Sterling Term Loan Extension Series”), the interest rate then in effect for each Affected Sterling Term Loan Extension Series shall

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automatically be increased by the Sterling Term Loan Yield Differential, effective upon the incurrence of the Extension Series of Extended Sterling Term Loans which causes the conditions in this clause to be met.
          (i) The Lenders hereby irrevocably authorize the Administrative Agent and the Collateral Agent to enter into technical (in the reasonable view of the Administrative Agent or Collateral Agent, as applicable) amendments to this Agreement and the other Loan Documents with the applicable Credit Parties as may be necessary or advisable in order to effectuate the transactions contemplated by this Section 1.17. All such amendments entered into with the applicable Credit Parties by the applicable Agent hereunder shall be binding and conclusive on all Lenders. The Administrative Agent shall have the right, but not the obligation, to consult with the Requisite Lenders with respect to any matter contemplated in this Section 1.17.
          1.18 Refinancing Facilities.
          (a) Borrowers may by written notice to GSCP elect to request on one or more occasions (which written notice shall be furnished to the Lenders by GSCP):
          (i) the establishment, at any time on or prior to the termination of the Original U.S. Revolving Commitments on the Original Commitment Termination Date, of one or more incremental revolving commitments (the “Refinancing U.S. Revolving Commitments”) in an amount in the aggregate not in excess of the amount of Original U.S. Revolving Commitments that are being replaced therewith;
          (ii) the establishment, at any time on or prior to the termination of the Original Canadian Revolving Commitments on the Original Commitment Termination Date, of one or more incremental revolving commitments (the “Refinancing Canadian Revolving Commitments”) in an amount in the aggregate not in excess of the amount of Original Canadian Revolving Commitments that are being replaced therewith;
          (iii) the establishment, at any time on or prior to the termination of the Original UK Revolving Commitments on the Original Commitment Termination Date, of one or more incremental revolving commitments (the “Refinancing UK Revolving Commitments” and, together with the Refinancing U.S. Revolving Commitments and the Refinancing Canadian Revolving Commitments, the “Refinancing Revolving Commitments”) in an amount in the aggregate not in excess of the amount of Original UK Revolving Commitments that are being replaced therewith;
          (iv) the establishment, at any time on or prior to the maturity of the Original U.S. Term Loans on the Original Term Loan Maturity Date of incremental term loan commitments (the “Refinancing U.S. Term Loan Commitments”), in an amount in the aggregate not in excess of the amount of Original U.S. Term Loans that are being refinanced therewith;
          (v) the establishment, at any time on or prior to the maturity of the Original Euro Term Loans on the Original Term Loan Maturity Date of incremental term loan commitments (the “Refinancing Euro Term Loan Commitments”), in an amount in

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the aggregate not in excess of the amount of Original Euro Term Loans that are being refinanced therewith; and/or
          (vi) the establishment, at any time on or prior to the maturity of the Original Sterling Term Loans on the Original Term Loan Maturity Date of incremental term loan commitments (the “Refinancing Sterling Term Loan Commitments” and, together with the Refinancing U.S. Term Loan Commitments and the Refinancing Euro Term Loan Commitments, the “Refinancing Term Loan Commitments”), in an amount in the aggregate not in excess of the amount of Original Sterling Term Loans that are being refinanced therewith.
     Each such notice shall specify (A) the date (each, a “Refinancing Effective Date”) on which Borrowers propose that the Refinancing Term Loan Commitments or Refinancing Revolving Commitments, as the case may be, shall be effective, which shall be a date not less than 7 Business Days after the date on which such notice is delivered to GSCP and (B) if arranged by other than GSCP, the identity of each Lender or other Person that is an Eligible Assignee (each, a “Refinancing Term Lender” or “Refinancing Revolving Lender,” as the case may be) to whom Borrowers propose any portion of such Refinancing Term Loan Commitments or Refinancing Revolving Commitments, as the case may be, be allocated and the amounts of such allocations; provided that GSCP may elect (if requested by the Borrowers) or decline to arrange such Refinancing Term Loan Commitments or Refinancing Revolving Commitments in its sole discretion and any Lender approached to provide all or a portion of the Refinancing Term Loan Commitments or Refinancing Revolving Commitments may elect or decline, in its sole discretion, to provide a Refinancing Term Loan Commitment or Refinancing Revolving Commitment. No financial institution shall become a Lender with a Refinancing Revolving Commitment without satisfying the consent requirements set forth in Section 9.1. Such Refinancing Term Loan Commitments or Refinancing Revolving Commitments, as the case may be, shall become effective as of such Refinancing Effective Date; provided that (1) no Default or Event of Default shall exist on such Refinancing Effective Date before or after giving effect to such Refinancing Term Loan Commitments or Refinancing Revolving Commitments, as the case may be; (2) both immediately before and after giving effect to the making of any Refinancing Term Loans or the effectiveness of any Refinancing Revolving Commitments, each of the conditions set forth in Section 2.2(a) and 2.2(c)shall be satisfied or waived by each Refinancing Term Lender or Refinancing Revolving Lender, as the case may be; (3) the Refinancing Term Loan Commitments or Refinancing Revolving Commitments, as the case may be, shall be effected pursuant to one or more Joinder Agreements executed and delivered by Borrowers, the Refinancing Term Lender or Refinancing Revolving Lender, as the case may be, and Administrative Agent, and each of which shall be recorded in the Register and each Refinancing Term Lender and Refinancing Revolving Lender shall be subject to and in compliance with the requirements set forth in Section 1.11(c); and (4) Borrowers shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by Administrative Agent in connection with any such transaction.
          (b) On any Refinancing Effective Date on which Refinancing Revolving Commitments are effected, subject to the satisfaction of the foregoing terms and conditions set forth in clause (a) of this Section 1.18:

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          (i) each Lender with a U.S. Revolving Commitment shall assign to each Refinancing U.S. Revolving Lender, and each Refinancing U.S. Revolving Lender shall purchase from each Lender with a U.S. Revolving Commitment, at the notional principal amount thereof at par (together with accrued interest), such interests in the U.S. Revolving Loans outstanding on such Refinancing Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such U.S. Revolving Loans will be held by Extended U.S. Revolving Lenders, Lenders having Original U.S. Revolving Commitments and Refinancing U.S. Revolving Lenders ratably in accordance with their respective U.S. Revolving Commitments after giving effect to the addition of such Refinancing U.S. Revolving Commitments to the U.S. Revolving Commitments, (b) each Refinancing U.S. Revolving Commitment shall be deemed for all purposes a U.S. Revolving Commitment and each Loan made thereunder (a “Refinancing U.S. Revolving Loan”) shall be deemed, for all purposes, to be a U.S. Revolving Loan and (c) each Refinancing U.S. Revolving Lender shall be a Lender with respect to its Refinancing U.S. Revolving Commitment and all matters relating thereto;
          (ii) each Lender with a Canadian Revolving Commitment shall assign to each Refinancing Canadian Revolving Lender, and each Refinancing Canadian Revolving Lender shall purchase from each Lender with a Canadian Revolving Commitment, at the notional principal amount thereof at par (together with accrued interest), such interests in the Canadian Revolving Loans outstanding on such Refinancing Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Canadian Revolving Loans will be held by Extended Canadian Revolving Lenders, Lenders having Original Canadian Revolving Commitments and Refinancing Canadian Revolving Lenders ratably in accordance with their respective Canadian Revolving Commitments after giving effect to the addition of such Refinancing Canadian Revolving Commitments to the Canadian Revolving Commitments, (b) each Refinancing Canadian Revolving Commitment shall be deemed for all purposes a Canadian Revolving Commitment and each Loan made thereunder (a “Refinancing Canadian Revolving Loan”) shall be deemed, for all purposes, to be a Canadian Revolving Loan and (c) each Refinancing Canadian Revolving Lender shall be a Lender with respect to its Refinancing Canadian Revolving Commitment and all matters relating thereto; and
          (iii) each Lender with a UK. Revolving Commitment shall assign to each Refinancing UK Revolving Lender, and each Refinancing UK Revolving Lender shall purchase from each Lender with a UK Revolving Commitment, at the notional principal amount thereof at par (together with accrued interest), such interests in the UK Revolving Loans outstanding on such Refinancing Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such UK Revolving Loans will be held by Extended UK Revolving Lenders, Lenders having Original UK Revolving Commitments and Refinancing UK Revolving Lenders ratably in accordance with their respective UK Revolving Commitments after giving effect to the addition of such Refinancing UK Revolving Commitments to the UK Revolving Commitments, (b) each Refinancing UK Revolving Commitment shall be deemed for all purposes a UK Revolving Commitment and each Loan made thereunder (a “Refinancing UK Revolving Loan”) shall be deemed, for all purposes, to be a UK Revolving Loan and (c) each

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Refinancing UK Revolving Lender shall be a Lender with respect to its Refinancing UK Revolving Commitment and all matters relating thereto.
          (c) On any Refinancing Effective Date on which any Refinancing Term Loan Commitments are effective, subject to the satisfaction of the foregoing terms and conditions set forth in clause (a) of this Section 1.18:
          (i) (x) each Refinancing U.S. Term Lender shall make a Loan to U.S. Borrower (a “Refinancing U.S. Term Loan”) in an amount equal to its Refinancing U.S. Term Loan Commitment, and (y) each Refinancing U.S. Term Lender shall become a Lender hereunder with respect to the Refinancing U.S. Term Loan Commitment and the Refinancing U.S. Term Loans made pursuant thereto;
          (ii) (x) each Refinancing Euro Term Lender shall make a Loan to UK Borrower (a “Refinancing Euro Term Loan”) in an amount equal to its Refinancing Euro Term Loan Commitment, and (y) each Refinancing Euro Term Lender shall become a Lender hereunder with respect to the Refinancing Euro Term Loan Commitment and the Refinancing Euro Term Loans made pursuant thereto; and
          (iii) (x) each Refinancing Sterling Term Lender shall make a Loan to UK Borrower (a “Refinancing Sterling Term Loan”) in an amount equal to its Refinancing Sterling Term Loan Commitment, and (y) each Refinancing Sterling Term Lender shall become a Lender hereunder with respect to the Refinancing Sterling. Term Loan Commitment and the Refinancing Sterling Term Loans made pursuant thereto;
          (d) Administrative Agent shall notify Lenders promptly upon receipt of Borrowers’ notice of each Refinancing Effective Date and in respect thereof (y) the Refinancing Revolving Commitments and the Refinancing Revolving Lenders or the Refinancing Term Loan Commitments and the Refinancing Term Lenders, as applicable, and (z) in the case of each notice to any Lender with a Revolving Commitment, the respective interests in such Lender’s Revolving Loans, in each case, subject to the assignments contemplated by this Section.
          (e) The terms and provisions of:
          (i) the Refinancing U.S. Term Loans and Refinancing U.S. Term Loan Commitments shall be, except as otherwise set forth herein or in the Joinder Agreement applicable thereto, identical to the most recently issued Extension Series of Extended U.S. Term Loans;
          (ii) the Refinancing Euro Term Loans and Refinancing Euro Term Loan Commitments shall be, except as otherwise set forth herein or in the Joinder Agreement applicable thereto, identical to the most recently issued Extension Series of Extended Euro Term Loans;
          (iii) the Refinancing Sterling Term Loans and Refinancing Sterling Term Loan Commitments shall be, except as otherwise set forth herein or in the Joinder Agreement applicable thereto, identical to the most recently issued Extension Series of Extended Sterling Term Loans;

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          (iv) the Refinancing U.S. Revolving Loans shall be, except as otherwise set forth herein or in the Joinder Agreement applicable thereto, identical to the Extended U.S. Revolving Loans under the most recently issued Extension Series of Extended U.S. Revolving Commitments;
          (v) the Refinancing Canadian Revolving Loans shall be, except as otherwise set forth herein or in the Joinder Agreement applicable thereto, identical to the Extended Canadian Revolving Loans under the most recently issued Extension Series of Extended Canadian Revolving Commitments; and
          (vi) the Refinancing UK Revolving Loans shall be, except as otherwise set forth herein or in the Joinder Agreement applicable thereto, identical to the Extended UK Revolving Loans under the most recently issued Extension Series of Extended UK Revolving Commitments;
     In any event (i) the Refinancing Term Loan Maturity Date shall be no earlier than the Extended Term Loan Maturity Date, (ii) the rate of interest applicable to the Refinancing Term Loans or the Refinancing Revolving Loans, as the case may be, shall be determined by Borrowers and the applicable new Lenders and shall be set forth in each applicable Joinder Agreement and (iii) Refinancing Term Loans shall be repaid by Borrowers in the amounts and on the dates set forth in the applicable Joinder Agreement; provided that if the Weighted Average Yield on any such Refinancing Term Loans or Refinancing Revolving Loans, as the case may be, exceeds by more than 50 basis points the Weighted Average Yield applicable to the Extended Term Loans or the Extended Revolving Loans, as the case may be (such amount in excess of 50 basis points being referred to herein as the “Yield Differential”), the interest rate then in effect for the Extended Term Loans or Extended Revolving Loans, as the case may be, shall automatically be increased by the Yield Differential, effective upon the incurrence of the Series of Refinancing Term Loans or upon the effectiveness of the Series of Refinancing Revolving Commitments, as the case may be, which causes the conditions in this proviso to be met.
          (f) Each Joinder Agreement may, without the consent of any Lenders, other than those Lenders who are extending their Commitments and/or Loans, as the case may be, pursuant to such Joinder Agreement, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of Administrative Agent and the Borrowers, to effect the provision of this Section 1.18.
          (g) The Lenders hereby irrevocably authorize the Administrative Agent and the Collateral Agent to enter into technical (in the reasonable view of the Administrative Agent or Collateral Agent, as applicable) amendments to this Agreement and the other Loan Documents with the applicable Credit Parties as may be necessary or advisable in order to effectuate the transactions contemplated in this Section 1.18. All such amendments entered into with the applicable Credit Parties by the applicable Agent hereunder shall be binding and conclusive on all Lenders. The Administrative Agent shall have the right, but not the obligation, to consult with the Requisite Lenders with respect to any matter contemplated in this Section 1.18.

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2. CONDITIONS PRECEDENT
          2.1 Conditions to the Initial Loans. No Lender shall be obligated to make any Loan or incur any Letter of Credit Obligations on the Closing Date, or to take, fulfill, or perform any other action hereunder, until the following conditions have been (i) satisfied, (ii) provided for in a manner reasonably satisfactory to Administrative Agent, or (iii) waived in writing by Administrative Agent and Requisite Lenders:
          (a) Credit Agreement; Loan Documents. Administrative Agent shall have received copies of the Agreement and the Collateral Documents (other than the Collateral Documents required to be delivered after the Closing Date as set forth in Disclosure Schedule 5.11) originally executed and delivered by each applicable Credit Party.
          (b) Company Material Adverse Effect. Since December 31, 2005, there shall not have been a Company Material Adverse Effect (as defined in the Acquisition Agreement).
          (c) Payment of Fees. Each Borrower shall have paid the Fees required to be paid on the Closing Date in the respective amounts specified in Section 1.6 (including the Fees specified in the Fee Letter), and shall have reimbursed Agents for all reasonable fees, costs and out of pocket expenses (including reasonable legal fees and expenses, and recording taxes and fees) of closing presented at least two Business Days prior to the Closing Date.
          (d) Closing Date Representations and Warranties. Holdings shall have delivered the Specified Representations Certificate.
          (e) Litigation. There shall not exist any action, suit, investigation, litigation or proceeding in any court or before any arbitrator or governmental authority that enjoins the Related Transactions, the financing thereof or any of the other transactions contemplated hereby.
          (f) Concurrent Transactions. The Acquisition shall have been consummated pursuant to the Acquisition Agreement and all conditions precedent to the consummation of the Acquisition shall have been satisfied or, in the case of a waiver of any condition precedent to the Acquisition Agreement which is adverse to the Lenders, with the prior approval of Administrative Agent and GE Capital (such consent not to be unreasonably withheld) and with respect to any representation made in the Acquisition Agreement made on the Closing Date by the Seller (as defined in the Acquisition Agreement), only to the extent any failure to make such representation shall give Holdings the right to terminate its obligations under the Acquisition Agreement. There shall not exist (pro forma for the Related Transactions and the financing thereof) any Default or Event of Default. Holdings shall have issued notices of redemption with respect to the PIK Preferred Equity pursuant to the terms of section 4 of Holdings’ Certificate of Designations, Preferences and Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof, dated March 1, 2005 (as modified by the Certificate of Correction, dated March 2, 2005) with respect to the PIK Preferred Equity.
          (g) Notes. The Administrative Agent shall have received duly executed originals of the Revolving Notes, all Swing Line Notes and Term Notes for each applicable Lender that has notified the applicable Borrower in writing of its request for a Note at least two Business Days prior to the Closing Date, dated the Closing Date.

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          (h) Security Agreement; Payoff Letter; Termination Statements. The Administrative Agent shall have received duly executed copies of the Security Agreement, dated the Closing Date together with (i) financing statements under the Code and other applicable documents under the laws of each jurisdiction of each Credit Party executing the Loan Documents on the Closing Date with respect to the perfection of Liens as are necessary to perfect its security interests in the Collateral in which a security interest is required to be perfected pursuant to the Loan Documents, (ii) copies of search reports listing all effective financing statements or other applicable documents that name any Credit Party as debtor, together with copies of such financing statements, none of which shall cover the Collateral, except for those relating to the Prior Lender Obligations (all of which shall be terminated on the Closing Date except for customary surviving contingent obligations) and Permitted Encumbrances, (iii) duly executed payoff letters by and between the administrative agent under the Prior Lender loan documents evidencing repayment in full of all Prior Lender Obligations, together with UCC-3 or other appropriate termination statements authorized for filing by such administrative agent releasing all liens of Prior Lenders upon any of the personal property of each Credit Party.
          (i) Intellectual Property Security Agreements. The Administrative Agent shall have received duly executed originals of Trademark Security Agreements, Copyright Security Agreements and Patent Security Agreements, each dated the Closing Date and signed by each Credit Party which owns Trademarks, Copyrights and/or Patents, as applicable, together with all instruments, documents and agreements executed pursuant thereto.
          (j) Pledge Agreement. Other than as required to be delivered after the Closing Date as set forth in Disclosure Schedule 5.11, the Administrative Agent shall have received duly executed originals of each of the Pledge Agreement (which shall not include the Equity Interests of Grupo Sitel de Mexico SA de CV, ClientLogic Philippines, CL13L (India), Sitel de Columbia S.A., Sitmex USA, LLC or Sitel Panama, SA) accompanied by (as applicable) (a) share certificates representing all of the outstanding Equity Interests being pledged pursuant to such Pledge Agreement and stock powers for such share certificates executed in blank and (b) any original Intercompany Notes and other instruments evidencing Indebtedness being pledged pursuant to such Pledge Agreement, duly endorsed in blank.
          (k) Guaranties. The Administrative Agent shall have received Guaranties executed by each applicable Guarantor (other than the Guaranties required to be delivered after the Closing Date as set forth in Disclosure Schedule 5.11) in favor of Collateral Agent, for the benefit of Secured Parties.
          (l) Initial Notice of Advance. A duly executed copy of a Notice of Advance, dated the Closing Date.
          (m) Incumbency Certificates; Charters, Bylaws, Resolutions, etc. Other than as required to be delivered after the Closing Date as set forth in Disclosure Schedule 5.11, for each Credit Party, signature and incumbency certificates of the officers of each such Person executing any of the Loan Documents, certified as of the Closing Date by such Person’s corporate secretary or an assistant secretary (or such Person as required or customary under such Credit Party’s jurisdiction of incorporation or organization) as being true, accurate, correct and complete, together with (a) each Credit Party’s charter, partnership or operating agreement,

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memorandum or articles of association (or equivalent) and all amendments thereto, (b) good standing certificates (or the local equivalent, if any) in such Credit Party’s jurisdiction of organization, dated a recent date prior to the Closing Date and certified by the applicable Secretary of State or other authorized Governmental Authority, (c) such Person’s bylaws, (or equivalent document under the laws of such Person’s jurisdiction of incorporation or organization) together with all amendments thereto and (d) resolutions of such Person’s Board of Directors and stockholders, approving and authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and the transactions to be consummated in connection therewith, each certified as of the Closing Date by such Person’s corporate secretary or an assistant secretary (or such Person as required or customary under such Credit Party’s jurisdiction of incorporation or organization) as being in full force and effect without any modification or amendment.
          (n) Opinions of Counsel. The Administrative Agent shall have received duly executed originals of opinions of Mayer, Brown, Rowe & Maw LLP, counsel for the Credit Parties, and others each in form and substance reasonably satisfactory to Administrative Agent, dated the Closing Date, addressed to the Agents and capable of being relied upon by the Lenders (and each Credit Party hereby instructs such counsel to deliver such opinions to Administrative Agent).
          (o) PATRIOT Act. The Administrative Agent shall have received prior to the Closing Date all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the U.S.A. PATRIOT Act.
          (p) Financials; Financial Condition. The Administrative Agent shall have received (x) with respect to Holdings unaudited financial statements for each fiscal quarter ending more than 45 days prior to the Closing Date since the end of the 2005 fiscal year of Holdings and (y) with respect to the Acquired Business unaudited financial statements for each fiscal quarter period ending prior to September 30, 2006 and to the extent provided by the Acquired Business, for each quarterly period thereafter (including pro forma financial statements which shall be a combined financial statement of the consolidated financial statement of Holdings and its subsidiaries and the Acquired Business and its subsidiaries), all such financial statements shall be prepared in accordance with customary accounting practices.
          (q) Solvency Certificate. The Administrative Agent shall have received a certificate from the chief financial officer of Holdings in form and substance satisfactory to the Administrative Agent, supporting the conclusions that after giving effect to the Related Transactions and the related transactions contemplated thereby, Holdings and its Subsidiaries (taken as a whole), are Solvent and that the Canadian Borrower is Solvent.
          2.2 Further Conditions to Each Loan Made After the Closing Date. Except as otherwise expressly provided herein, no Lender shall be obligated to fund any Advance or incur any Letter of Credit Obligation in each case, after the Closing Date and excluding the initial funding of the Loans hereunder, if, as of the date thereof:

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          (a) any representation or warranty by any Credit Party contained herein or in any other Loan Document is untrue or incorrect in any material respect as of such date, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by this Agreement, and the Requisite Lenders have determined not to make such Advance or incur such Letter of Credit Obligation as a result of the fact that such warranty or representation is untrue or incorrect in any material respect;
          (b) after giving effect to the funding of such Advance or the incurrence of any Letter of Credit Obligation the aggregate principal amount of Index Rate Loans would exceed $100,000,000 (or the Dollar Equivalent thereof); or
          (c) (i) any Default or Event of Default has occurred and is continuing or would result after giving effect to any Advance (or the incurrence of any Letter of Credit Obligation), and (ii) Requisite Lenders shall have determined not to make any Advance, or incur any Letter of Credit Obligation as a result of that Default or Event of Default.
The request and acceptance by a Borrower of the proceeds of any Advance or the incurrence of any Letter of Credit Obligations shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by such Borrower that the conditions in this Section 2.2 have been satisfied and (ii) a reaffirmation by such Borrower of the granting and continuance of Collateral Agent’s Liens, on behalf of itself and Secured Parties, pursuant to the Collateral Documents.
3. REPRESENTATIONS AND WARRANTIES
          On the date of each Advance occurring after the Closing Date, to induce Lenders to make the Loans and to incur Letter of Credit Obligations, each Credit Party executing this Agreement makes the following representations and warranties on behalf of itself and each of its Subsidiaries, as specified below to Administrative Agent and each Lender, each and all of which shall survive the execution and delivery of this Agreement. For the avoidance of doubt, none of the representations and warranties set forth in any Loan Document are being made by any Credit Party on the Closing Date other than the representations and warranties set forth in the Specified Representations Certificate.
          3.1 Corporate Existence; Compliance with Law. Each Group Member (a) is duly organized, validly existing or incorporated and in good standing (in any case where such expression has legal significance) under the laws of its respective jurisdiction of incorporation or organization; (b) is duly qualified to conduct business and is in good standing (in any case where such expression has legal significance) in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect; (c) has the requisite power and authority to own, pledge, charge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now conducted or proposed to be conducted except where the failure to have such power would not reasonably be expected to have a Material Adverse Effect; (d) subject to specific representations regarding Environmental Laws, has all licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all notices to, all

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Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct, other than those licenses, permits, consents and approvals the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect; (e) is in compliance with its charter and bylaws or partnership or operating agreement or memorandum and articles of association (or equivalent), as applicable; and (f) subject to specific representations set forth herein regarding ERISA, Environmental Laws, tax and other laws, is in compliance with all applicable provisions of law and regulation, except where the failure to comply, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
          3.2 Corporate Power, Authorization, Enforceable Obligations. The execution, delivery and performance by each Credit Party of the Loan Documents to which it is a party and the creation of all Liens provided for therein: (a) are within such Person’s power; (b) have been duly authorized by all necessary action; (c) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreement, memorandum or articles of association (or equivalent) as applicable; (d) do not violate any applicable law or regulation, or any order or decree of any court or Governmental Authority except where such violation would not reasonably be expected to have a Material Adverse Effect; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound except where such conflict, breach or default would not reasonably be expected to have a Material Adverse Effect; (f) do not result in the creation or imposition of any Lien upon any material property of such Person other than those in favor of Collateral Agent, on behalf of itself and Secured Parties, pursuant to the Loan Documents other than Liens permitted hereunder; and (g) do not require the consent or approval of any Governmental Authority, other than those which have been (or will be within any applicable statutory time limits) duly obtained, made or complied with prior to the Closing Date. Each of the Loan Documents has been duly executed and delivered by each Credit Party that is a party thereto and each such Loan Document constitutes a legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors’ rights; and (b) the application of general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          3.3 Material Adverse Effect. Since December 31, 2010 no event has occurred, that alone or together with other events, would reasonably be expected to have a Material Adverse Effect.
          3.4 Ownership of Property; Liens. Each Group Member owns good and marketable fee simple title to all of its owned Real Estate, and valid and marketable leasehold interests in all of its leased Real Estate, which is material to its business, except for minor defects in title that do not interfere with such Group Member’s ability to conduct its business as currently conducted or to utilize such properties for their intended purposes except, in the case of leasehold interests only, where the failure to have such interests would not reasonably be

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expected to have a Material Adverse Effect. Each Group Member also has good and marketable title to, or valid leasehold interests in, all of its personal property and assets and valid licensed rights, in the case of licensed interests in intellectual property, except where the failure to have such title or interests would not reasonably be expected to have a Material Adverse Effect. The Liens granted to Collateral Agent, on behalf of itself and Secured Parties, pursuant to the Collateral Documents in the Collateral purported to be covered thereby in which a security interest is required to be perfected pursuant to the Loan Documents with a fair market value in excess of $10,000,000 in the aggregate will at all times be fully perfected first priority Liens in and to such Collateral described therein, except as otherwise provided herein or therein and subject, as to priority, to Permitted Encumbrances (other than, in each case, pursuant to (i) a failure of Administrative Agent, Collateral Agent, any other agent appointed by Administrative Agent, Collateral Agent or the Lenders to take any action of which it is aware or is otherwise requested to be taken by a Credit Party, provided that, in each case, such action is within the sole control of Administrative Agent, Collateral Agent or any other agent appointed by Administrative Agent, Collateral Agent or the Lenders or (ii) the failure of Collateral Agent to maintain possession of Collateral where such possession is required to maintain a fully perfected first priority Lien in such Collateral or to file Code financing statements, continuation statements or any other filings required to maintain such perfection or priority).
          3.5 Government Regulation. No Group Member is an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940. No Group Member is subject to regulation the Federal Power Act or any other federal, state or foreign statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder.
          3.6 Margin Regulations. No Group Member is engaged principally or as one of its important activities, in the business of extending credit for the purpose of “buying” or “carrying” any “margin stock” as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect. No proceeds of any Advances will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, Federal Reserve Board Regulation U or Regulation X.
          3.7 Taxes. All Federal and other material tax returns, including information returns, required by any Governmental Authority to be filed by any Credit Party have been timely filed with the appropriate Governmental Authority, and all Charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, excluding Charges or other amounts being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of Holdings or its Subsidiaries or unless the failure to so file or pay would not reasonably be expected to have a Material Adverse Effect.
          3.8 Employee Benefit Plans.
          (a) Except with respect to Multiemployer Plans, each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC,

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and, nothing has occurred that could reasonably be expected to cause the loss of such qualification or tax-exempt status. Each Plan, and to the knowledge of each Credit Party and its ERISA Affiliates as to each Multiemployer Plan, is in compliance in all material respects with the applicable provisions of ERISA and the IRC. Neither any Credit Party nor ERISA Affiliate has failed to make any material contribution or pay any material amount due as required by either Section 412 of the IRC or Section 302 of ERISA or the terms of any such Pension Plan.
          (b) The present value of the aggregate benefit liabilities under each Pension Plan sponsored, maintained or contributed to by any Credit Party or ERISA Affiliate (determined as of the end of the most recent plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Pension Plan) did not exceed the aggregate current value of the assets of such Pension Plan by more than $5,000,000. No ERISA Event has occurred or is reasonably expected to occur that might reasonably be expected to result in liability of any Credit Party or any of their ERISA Affiliates in excess of $5,000,000. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of the Credit Parties and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA is not greater than $5,000,000. The Credit Parties and each of their ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan.
          (c) Except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, all Foreign Plans are operated in compliance with all applicable laws, each Group Member which contributes to a Foreign Plan has paid all required contributions to such Foreign Plan as they fall due, and no action or omission has been or is expected to be taken by any Group Member nor has any event occurred in relation to a Foreign Plan which has or is reasonably likely to result in liability to any Group Member to any Governmental Authority. There have been no improper withdrawals or applications of the assets of any Foreign Plan. There are no outstanding disputes concerning the assets of liabilities of any Foreign Plan. There is no Foreign Plan in respect of which an event has occurred that could require immediate or accelerated funding in respect of unfunded liabilities or other deficit amounts. At the request of Administrative Agent, Borrowers shall deliver to Administrative Agent at such times as those reports are prepared in order to comply with the then current statutory or auditing requirement (as applicable either to the trustees of any relevant Foreign Plans or to the Borrowers), actuarial reports in relation to all Foreign Plans. Borrowers shall promptly notify Administrative Agent of any material change in the rate of contributions to any Foreign Plans either paid or recommended to be paid (whether by the scheme actuary, the trustees or otherwise) or required (by law or otherwise).
          3.9 No Litigation. No action, claim, lawsuit, demand, investigation or proceeding is now pending or, to the knowledge of any Credit Party, threatened against any Group Member, before any Governmental Authority or before any arbitrator or panel of arbitrators (collectively, “Litigation”), (a) that challenges any Group Member’s right or power to enter into or perform any of its obligations under the Loan Documents to which it is a party, or

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the validity or enforceability of any Loan Document or any action taken thereunder, or (b) that has a reasonable risk of being determined adversely to any Group Member and that, if so determined, would reasonably be expected to have a Material Adverse Effect.
          3.10 Full Disclosure. All information contained in this Agreement, any of the other Loan Documents, any Projections or Financial Statements or other written reports or statements from time to time prepared by or on behalf of any Group Member and delivered in connection with the transactions contemplated hereby, when taken as a whole, and to the knowledge of the relevant Credit Party does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not materially misleading in light of the circumstances under which they were made; provided, however, that Projections from time to time delivered hereunder are and need only be based upon the estimates and assumptions stated therein, all of which Holdings believed at the time of delivery to be reasonable at the time made, and such Projections are not a guaranty of future performance and actual results may differ from those set forth in such Projections.
          3.11 Environmental Matters.
          (a) Except as set forth in Disclosure Schedule (3.11), as of the Closing Date: (i) the Real Estate is free of contamination from any Hazardous Material except for such contamination that would not result in Environmental Liabilities that could reasonably be expected to have a Material Adverse Effect; (ii) no Group Member has caused or suffered to occur any material Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate except where such a Release could not result in Environmental Liabilities that could reasonably be expected to have a Material Adverse Effect; (iii) the Group Members are and have been in compliance with all Environmental Laws, except for such noncompliance that would not result in Environmental Liabilities which could reasonably be expected to have a Material Adverse Effect; (iv) the Group Members have obtained, and are in compliance with, all Environmental Permits required by Environmental Laws for the operations of their respective businesses as presently conducted or as proposed to be conducted, except where the failure to so obtain or comply with such Environmental Permits would not result in Environmental Liabilities that could reasonably be expected to have a Material Adverse Effect; (v) no Group Member is involved in operations or knows of any facts, circumstances or conditions, including any Releases of Hazardous Materials, that are likely to result in any Environmental Liabilities of such Group Member which could reasonably be expected to have a Material Adverse Effect; (vi) there is no Litigation arising under or related to any Environmental Laws, Environmental Permits or Hazardous Material that has a reasonable risk of being determined adversely to any Group Member and that, if so determined, could reasonably be expected to have a Material Adverse Effect; (vii) no notice has been received by any Group Member identifying it as a “potentially responsible party” or requesting information under CERCLA or analogous state statutes, and to the knowledge of the Credit Parties, there are no facts, circumstances or conditions that may result in any Group Member being identified as a “potentially responsible party” under CERCLA or analogous state statutes; and (viii) the Group Members have provided to Administrative Agent copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to any Group Member.

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          (b) Each Credit Party hereby acknowledges and agrees that each Agent (i) is not now, and has not ever been, in control of any of the Real Estate or any Group Member’s affairs, and (ii) does not have the capacity through the provisions of the Loan Documents or otherwise to influence any Group Member’s conduct with respect to the ownership, operation or management of any of its Real Estate or compliance with Environmental Laws or Environmental Permits.
          3.12 Solvency. Holdings and its Subsidiaries (taken as a whole), both before and after giving effect to any Advance or issuance of a Letter of Credit, are Solvent.
          3.13 PATRIOT Act. To the extent applicable, each Credit Party is in compliance, in all material respects, with the (i) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the Untied States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (ii) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act of 2001), (iii) Proceeds of Crime (money laundering) and Terrorist Financing Act (Canada), (iv) Part II.1 of the Criminal Code (Canada), (v) United Nations Suppression of Terrorism Regulations (Canada) and (vi) United Nations Al-Qaida and Taliban Regulations (Canada). No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
          3.14 Financial Administration Act (Canada). No Credit Party’s accounts are subject to any of the requirements or proceedings applicable to assignments of accounts under the Financial Administration Act (Canada) or any other similar law of Canada or of a province thereof.
          3.15 No Financial Assistance. The proceeds of the Loans have not been and will not be used to finance or refinance the acquisition of or subscription for shares in any Belgian Guarantor (save for share buy-backs carried out in accordance with Belgian company law).
4. FINANCIAL STATEMENTS AND INFORMATION
          4.1 Financial Statements and Information.
          (a) Holdings agrees that from and after the Closing Date and until the Termination Date, it shall deliver to Administrative Agent or to Administrative Agent and Lenders, as required, the Financial Statements, notices, Projections and other information at the times, to the Persons and in the manner set forth in Annex E.
          (b) Concurrently with the delivery of any document or notice required to be delivered pursuant to this Section 4.1, Holdings shall indicate in writing whether such document or notice contains Nonpublic Information. Holdings and each Lender acknowledge that certain of the Lenders may be “public-side” Lenders (Lenders that do not wish to receive material non-public information with respect to Holdings, its Subsidiaries or their securities) and, if

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documents or notices required to be delivered pursuant to this Section 4.1 or otherwise are being distributed through any E-System, any document or notice that Holdings has indicated contains Nonpublic Information shall not be posted on that portion of the E-System designated for such public-side Lenders. If Holdings has not indicated whether a document or notice delivered pursuant to this Section 4.1 contains Nonpublic Information, Administrative Agent shall treat such document or notice as if it were indicated by the Holdings to contain Nonpublic Information and (i) such failure to indicate whether a document or notice contains Nonpublic Information shall not constitute a Default or Event of Default and (ii) Administrative Agent shall post such document or notice solely on that portion of the E-System designated for Lenders who wish to receive material nonpublic information with respect to Holdings, its Subsidiaries and their securities.
5. AFFIRMATIVE COVENANTS
          Each Credit Party executing this Agreement agrees as to itself and each of its Subsidiaries as specified below that from and after the date hereof and until the Termination Date:
          5.1 Maintenance of Existence and Conduct of Business. Each Credit Party shall, and cause its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate, company or partnership existence (as the case may be) and its material rights and franchises; continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; at all times maintain, preserve and protect all of its material assets and properties used or useful in the conduct of its material business, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear); except, in such case as otherwise permitted by the terms of this Agreement.
          5.2 Payment of Charges. Each Credit Party shall, and shall cause its Subsidiaries to, pay and discharge or cause to be paid and discharged promptly when due all Charges payable by it, including all Taxes imposed upon Holdings or its Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of Holdings or its Subsidiaries, as applicable except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect.
          5.3 Books and Records. Each of the Credit Parties will, and will cause each of their respective Subsidiaries to keep books and records in accordance with GAAP which accurately reflect in all material respects all of its business affairs and transactions and permit each Secured Party or any of their respective representatives, at reasonable times and intervals upon reasonable notice to the applicable Credit Party, and except after the occurrence and during the continuance of an Event of Default, subject to the proviso below, not more frequently than once per Fiscal Year (which will be one visit for all Secured Parties coordinated through Administrative Agent), to visit Holdings’ offices, to discuss Holdings’ financial matters with its officers and employees and its independent public accountants (and each of the Group Members hereby authorize such independent public accountant to discuss such Group Member’s financial matters with each Secured Party or their representatives so long as a representative of such

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Group Member is present) and to examine (and photocopy extracts from) any of its books and records; provided, however that any time after April 1, 2009 the Credit Parties will also permit one further visit and inspection from a financial advisor which is (i) selected by the Administrative Agent, (ii) reasonably acceptable to the U.S. Borrower and (iii) engaged on or before May 15, 2009, at a reasonable time and upon reasonable notice to the applicable Credit Party, to review Holdings’ Projections, to discuss such Projections with Holdings’ officers and employees and to prepare a report (the scope of which must be reasonably acceptable to the U.S. Borrower) for the Secured Parties (the “Projections Review”). The Secured Parties shall maintain the confidentiality of all non public information regarding Holdings and its Subsidiaries and their businesses identified in such report in accordance with Section 11.8. The Borrowers shall pay all invoiced fees, costs and expenses of the Secured Parties’ financial advisor incurred in connection with the Projections Review within 15 days’ of demand; provided that the Borrowers shall not be required to reimburse the Secured Parties for any fees, costs and expenses incurred by the financial advisor or the Secured Parties in connection with the Projections Review that exceed $150,000.
          5.4 Insurance. Borrowers will, and will cause each of their respective Subsidiaries to maintain:
          (a) insurance on its property with financially sound and reputable insurance companies against loss and damage in at least the amounts (and with only those deductibles) maintained as of the Closing Date or otherwise customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as each of the Credit Parties and their respective Subsidiaries; and
          (b) all worker’s compensation, employer’s liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.
          Without limiting the foregoing, all insurance policies required pursuant to this Section shall name Collateral Agent on behalf of the Secured Parties as mortgagee (in the case of property insurance), loss payee or additional insured (in the case of liability insurance), as applicable, except in the case of leased premises and equipment to the extent the lessor is the loss payee or additional insured and provide that no cancellation of the policies will be made without 10 days’ prior written notice to Administrative Agent.
          5.5 Compliance with Laws. Each Credit Party shall, and shall cause its Subsidiaries to comply with all federal, state, local and foreign laws and regulations applicable to it, including ERISA, labor laws, and Environmental Laws and Environmental Permits, except to the extent that the failure to comply, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
          5.6 Supplemental Disclosure. From time to time as may be reasonably requested by Administrative Agent (which request will not be made more frequently than once each year absent the occurrence and continuance of an Event of Default) or at Credit Parties’ election, the Credit Parties shall supplement each Disclosure Schedule hereto, or any representation herein or in any other Loan Document, with respect to any matter hereafter arising

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that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Disclosure Schedule or as an exception to such representation or that is necessary to correct any information in such Disclosure Schedule or representation which has been rendered inaccurate thereby (and, in the case of any supplements to any Disclosure Schedule, such Disclosure Schedule shall be appropriately marked to show the changes made therein); provided that (a) no such supplement to any such Disclosure Schedule or representation shall amend, supplement or otherwise modify any Disclosure Schedule or representation, or be or be deemed a waiver of any Default or Event of Default resulting from the matters disclosed therein, except as consented to by Administrative Agent and Requisite Lenders in writing, and (b) no supplement shall be required or permitted as to representations and warranties that relate solely to the Closing Date.
          5.7 Environmental Matters. Holdings will, and will cause each of its Subsidiaries to:
          (i) use and operate all of its and their facilities and properties in compliance with all Environmental Laws, keep all permits, approvals, certificates, licenses and other authorizations required under Environmental Laws in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, in each case except where failure to do so would not reasonably be expected to have a Material Adverse Effect; and
          (ii) promptly notify Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties in respect of, or as to compliance with, Environmental Laws, the subject matter of which could reasonably be expected to have a Material Adverse Effect; and
          (iii) promptly resolve any non-compliance with Environmental Laws (except as would not reasonably be expected to have a Material Adverse Effect).
          5.8 Real Estate. If any Credit Party acquires a fee ownership interest in Real Estate with a fair market value (as determined by Borrower in good faith) in excess of $2,000,000 after the Closing Date, it shall within sixty (60) days (or such longer period as the Collateral Agent shall reasonably agree) of such acquisition provide to Collateral Agent a mortgage or deed of trust granting Collateral Agent a first priority (subject to Permitted Encumbrances) Lien on such Real Estate, together with, to the extent reasonably requested by Collateral Agent, mortgage title insurance policy, ASTM Standard Phase I environmental reports, real property survey, legal opinion(s), and, if reasonably requested by Collateral Agent, supplemental casualty insurance and flood insurance, and such other documents, instruments or agreements reasonably requested by Collateral Agent, in each case, in form and substance reasonably satisfactory to Collateral Agent.
          5.9 Further Assurances and Collateral. Each Credit Party executing this Agreement agrees that it shall and shall cause each of its Subsidiaries to, at such Credit Party’s expense and upon the reasonable request of Agents, duly execute and deliver, or cause to be duly executed and delivered, to Agents such further instruments and do and cause to be done such

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further acts as may be necessary or proper in the reasonable opinion of Agents to carry out more effectively the provisions and purposes of this Agreement and each Loan Document. Each Credit Party shall take all such actions to ensure that the Liens granted by it to Collateral Agent, on behalf of itself and Secured Parties, pursuant to the Collateral Documents in the Collateral purported to be covered thereby in which a security interest is required to be perfected pursuant to the Loan Documents, will at all times be fully perfected first priority Liens in and to such Collateral described therein, except as otherwise provided herein (including under 5.10) or therein and subject, as to priority, to Permitted Encumbrances.
          5.10 Future Credit Parties.
          (a) In the event that, subsequent to the Closing Date, (1) any Person becomes a Domestic Subsidiary and such Domestic Subsidiary is a Material Subsidiary or (2) any Domestic Subsidiary (other than Sitel Mexico Holdings LLC or any of its Subsidiaries) that was an Immaterial Subsidiary becomes a Material Subsidiary, such Person shall, within 10 days thereof (or such longer time as reasonably consented to by Collateral Agent) become a Credit Party, and concurrently with such Person’s becoming a Credit Party, the Credit Party that owns the Equity Interests of such Person (i) shall pledge 100% such Equity Interests and all Intercompany Notes issued by such Person to Collateral Agent pursuant to the Pledge Agreement or such other pledge agreement in form and substance reasonably satisfactory to Collateral Agent, (ii) shall cause such Person to provide all relevant documentation with respect thereto and to take such other actions as such Person would have been required to provide and take pursuant to Section 2.1(a) if such Person had been a Credit Party on the Closing Date; (iii) shall cause such Person (A) to become a party to the Guaranty and the Security Agreement, provided that no such pledge will be required in excess of 65% of the directly held voting Equity Interests of any Foreign Subsidiary of such Person, and (B) to provide all relevant documentation with respect thereto and to take such other actions as such Person would have been required to provide and take pursuant to Section 2.1(a) if such Person had been a Credit Party on the Closing Date and (iv) if such Person owns any Real Estate, to comply with Section 5.8 with respect to such Real Estate. All actions to be taken pursuant to this Section 5.10(a) shall be at the expense of U.S. Borrower or the applicable Credit Party, and shall be taken to the reasonable satisfaction of Collateral Agent.
          (b) In the event that, subsequent to the Closing Date, (1) any Person becomes a Foreign Subsidiary and such Foreign Subsidiary is a Material Subsidiary or (2) any Foreign Subsidiary that was an Immaterial Subsidiary becomes a Material Subsidiary, such Person shall within 20 days thereof (or such longer time as reasonably consented to by Collateral Agent) become a Foreign Guarantor (provided, such Foreign Subsidiary shall not guarantee the Obligations of the U.S. Borrower or any Domestic Subsidiary) and concurrently with such Person’s becoming a Foreign Guarantor, Holdings or the Subsidiary of Holdings that owns the Equity Interests of such Person (i) shall pledge 100% such Equity Interests and all Intercompany Notes issued by such Person to Collateral Agent pursuant to the applicable Collateral Document in form and substance reasonably satisfactory to Collateral Agent provided that any such pledge shall not be a pledge supporting the U.S. Borrower’s Obligations or any Domestic Subsidiary’s guaranty of the U.S. Borrower’s Obligations, (ii) shall cause such Person (A) to become a party to the Guaranty, and the applicable Collateral Document in form and substance reasonably satisfactory to Collateral Agent provided that any such guaranty and/or pledge shall not relate to

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the U.S. Borrower’s Obligations or any Domestic Subsidiary’s guaranty of the U.S. Borrower’s Obligations, and (B) to provide all relevant documentation with respect thereto and to take such other actions as Collateral Agent may reasonably request. All actions to be taken pursuant to this Section 5.10(b) shall be at the expense of Borrowers or the applicable Foreign Guarantor, and shall be taken to the reasonable satisfaction of Collateral Agent. To the extent such Foreign Subsidiary is owned directly by Holdings or a Domestic Subsidiary, then Holdings or such Domestic Subsidiary shall pledge 65% of the voting Equity Interests and 100% of the non-voting Equity Interests of such Foreign Subsidiary in respect of the Obligations of the U.S. Borrower and 100% of the Equity Interests in respect of the Obligations of the Canadian Borrower and the UK Borrower, in each case pursuant to a new Security Agreement or a joinder to the Security Agreement or other pledge agreement, as requested by and in form and substance reasonably satisfactory to Collateral Agent.
          (c) Notwithstanding the foregoing or anything in Section 5.8, neither Holdings nor any Subsidiary shall be required to (i) create or perfect a Lien in any property excluded from the Liens granted under any Collateral Document, (ii) create or perfect any security interest in any owned real property with a fair market value (as determined by Borrower in good faith) less than $2,000,000, (iii) create or perfect a security interest in the Equity Interests of any non-wholly-owned Subsidiary to the extent the organic documents of such Subsidiary prohibit or require consent of a third party that has not been obtained after commercially reasonable efforts have been used to obtain such consent in connection with the creation or perfection of a Lien in such Security Interests, or the creation or perfection of a Lien in such Equity Interests would cause any third party to have the right to purchase such Equity Interests or (iv) execute and deliver any Collateral Document with respect to any Subsidiary (A) which is an Immaterial Subsidiary (except as otherwise required in Section 5.16) or (B) if Holdings and Collateral Agent reasonably determine that it is commercially impractical or legally impermissible to deliver any Collateral Document with respect to such Subsidiary. In furtherance of the foregoing provisions of this Section 5.10, to the extent the granting of any Lien pursuant to this Section 5.10 or under any Collateral Document would result in material increased tax liabilities, stamp duties or similar fees, costs or expenses to any Credit Party, in light of the value of the Collateral on which such Lien is granted, the Collateral Agent shall cooperate with the Credit Parties in good faith to eliminate where inordinate or otherwise minimize the amount of such increased tax liabilities, stamp duties or similar fees, costs or expenses, including by limiting the stated maximum amount of obligations, if any, referenced in such Collateral Document to be secured by such Liens to the value of the Collateral being secured by such Liens.
          (d) All of the Equity Interests of any Senior Notes Co-Issuer as may exist from time to time shall be pledged to Collateral Agent pursuant to the Pledge Agreement or such other pledge agreement in form and substance reasonably satisfactory to Collateral Agent, and any Senior Notes Co-Issuer as may exist from time to time shall be a party to the Guaranty and the Security Agreement. All actions to be taken pursuant to this Section 5.10(d) shall be at the expense of U.S. Borrower, and shall be taken to the reasonable satisfaction of Collateral Agent.
          5.11 Post-Closing Requirements. Each Credit Party executing this Agreement agrees that it shall and shall cause each of its applicable Subsidiaries to comply with the post-closing requirements set forth in Disclosure Schedule 5.11.

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          5.12 Interest Rate Protection. No later than ninety (90) days following the Closing Date and at all times thereafter until the third anniversary of the Closing Date, Borrowers shall obtain and cause to be maintained protection against fluctuations in interest rates pursuant to one or more Interest Rate Protection Agreements, in order to ensure that no less than 50% of the aggregate principal amount of the Term Loans then outstanding is either (i) subject to such Interest Rate Protection Agreements or (ii) Indebtedness that bears interest at a fixed rate.
          5.13 Maintenance of Ratings. At all times, Holdings shall use commercially reasonable efforts to maintain a corporate family rating issued by Moody’s and a corporate rating issued by S&P. Holdings shall promptly (but in any event no later than 3 Business Days) notify the Administrative Agent after an executive officer of Holdings has actual knowledge of the occurrence of any Rating Event.
          5.14 Lender Meetings. Holdings and U.S. Borrower will, upon the reasonable request of Administrative Agent, participate in a telephonic meeting of Administrative Agent and Lenders once during each Fiscal Year.
          5.15 Financial assistance. Each relevant Credit Party shall (and shall ensure that each of its Subsidiaries will) comply in all respects with Ley de Sociedades de Responsabilidad Limitada) (as amended or otherwise re-enacted from time to time), Sections 151 to 158 of the Companies Act 1985 (UK), Article 81 of the Spanish General Corporations Law (Ley de Sociedades Anónimas) (as amended or otherwise re-enacted from time to time) and Article 40.5 of the Spanish Private Limited Liability Companies Act (Ley de Sociedades de Responsabilidad Limitada) and Section 60 of the Companies Act, 1963 (Ireland) (as amended or otherwise re-enacted from time to time), as applicable, and any equivalent legislation in other jurisdictions including in relation to the execution of the Collateral Documents and payment of amounts due under this Agreement if the execution of the Collateral Documents or payment of such amounts would contravene Section 151 the Companies Act 1985 (UK), Section 60 of the Companies Act, 1963 (Ireland) of such Act, Article 2:98c and 2:207c of the Dutch Civil Code or any equivalent legislation.
          5.16 Credit Parties. If (i) the aggregate Adjusted EBITDA of all Immaterial Subsidiaries that are not Guarantors, for any period of four consecutive Fiscal Quarters ending December 31, exceeds 15% of the consolidated Adjusted EBITDA of the Group Members for such period (in each case as set forth in the Compliance Certificates relating to such period) or (ii) the value of the assets of all Immaterial Subsidiaries that are not Guarantors exceeds 15% of the value of the consolidated assets of the Group Members as at the end of such period (in each case as set forth in the Financial Statements with respect to such period or, if not presented in such Financial Statements, as reasonably determined by Holdings in good faith), then Holdings shall use commercially reasonable efforts to cause one or more Immaterial Subsidiaries to become a Guarantor and provide security in compliance with the provisions of Section 5.10, subject to the terms of Section 5.10(c) (except Section 5.10(c)(iv)(A)).
          5.17 Deposit Accounts. In the event that any Credit Party maintains a deposit account with an account balance in excess of $3,000,000 for a period of 30 consecutive days or more, such Credit Party shall, at its expense, promptly use commercially reasonable efforts to negotiate, execute and deliver a deposit account control agreement (or local equivalent thereof if

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any) in form and substance reasonably satisfactory to Collateral Agent (it being agreed that Collateral Agent control of such account shall be possible only upon the occurrence of an event described in Sections 8.1(a), 8.1(g) or 8.1(h)), to create in favor of Collateral Agent, for the benefit of the Secured Parties, a valid fully perfected first priority Lien in such account, subject, as to priority, only to Permitted Encumbrances; provided that (x) no Credit Party shall be required to continue such efforts to negotiate, execute and deliver such deposit account control agreement for a period in excess of 120 days following the commencement of such efforts and (y) no Credit Party shall be in breach of the requirements hereunder if the Collateral Agent and the deposit bank are unable to agree to the terms of such deposit account control agreement.
6. NEGATIVE COVENANTS
          Each Credit Party executing this Agreement agrees as to itself and each of its Subsidiaries as specified below that from and after the date hereof until the Termination Date:
          6.1 Mergers, Subsidiaries, Etc. No Credit Party shall, nor shall such Credit Party permit any of its Subsidiaries to, directly or indirectly, by operation of law or otherwise, (x) form or acquire any Subsidiary, or (y) merge or amalgamate with, consolidate with, acquire all or substantially all of the assets or Equity Interests of, or otherwise combine with or acquire, any Person, except:
          (i) U.S. Borrower or any other Credit Party may acquire all or substantially all of the assets or Equity Interests of any Person (the “Target”) (in each case, a “Permitted Acquisition”) subject to the satisfaction of each of the following conditions:
          (A) In the case of any Permitted Acquisition in excess of $15,000,000 Administrative Agent shall receive at least ten (10) Business Days’ (or such shorter period as may agreed by Administrative Agent) prior written notice of such proposed Permitted Acquisition, which notice shall include a reasonably detailed description of such proposed Permitted Acquisition;
          (B) the sum of all amounts payable (including all transaction costs and all Indebtedness, liabilities and contingent obligations incurred or assumed in connection therewith or otherwise reflected on a consolidated balance sheet of Holdings and Target) in connection with (i) Permitted Joint Venture Acquisitions (excluding the Initial Permitted Joint Venture Acquisitions) and (ii) Permitted Acquisitions shall, to the extent the aggregate amount thereof exceeds $10,000,000 in any Fiscal Year, be treated as a dollar-for-dollar decrease in the maximum amount available for Capital Expenditures for purposes of complying with clause (a) of Annex F;
          (C) the business and assets acquired in such Permitted Acquisition shall be free and clear of all Liens (other than Permitted Encumbrances);
          (D) at the closing of any Permitted Acquisition (or 30 days or such longer period as Administrative Agent may agree to in its reasonable

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discretion in the case of assets that can not reasonably be pledged to the Collateral Agent at or prior to the closing of a Permitted Acquisition), Collateral Agent will be granted a first priority perfected Lien (subject to Permitted Encumbrances) in all assets acquired pursuant thereto or in the assets and Equity Interests of the Target, in each case subject to the terms of Section 5.10 and U.S. Borrower and the Target shall have executed such documents and taken such actions as may be required by Collateral Agent in connection therewith;
          (E) [INTENTIONALLY OMITTED];
          (F) on or prior to the date of a Permitted Acquisition that exceeds $15,000,000, Administrative Agent shall have received copies of the acquisition agreement and related material agreements and instruments, and all opinions, certificates, lien search results and other documents reasonably requested by Administrative Agent, including those specified in Section 5.9; and
          (G) at the time of such Permitted Acquisition and after giving effect thereto, no Default or Event of Default has occurred and is continuing;
          (ii) any Subsidiary of Holdings or a Borrower may be merged, amalgamated or consolidated with or into a Borrower or any one or more Subsidiaries of Holdings or a Borrower, provided that if the Subsidiary being merged, amalgamated or consolidated was a Credit Party, the surviving Subsidiary shall also be a Credit Party having at least the same obligations of the merged, amalgamated or consolidated Subsidiary.
          (iii) any Subsidiary of Holdings or a Borrower may liquidate or dissolve if, in connection therewith, all of its assets are transferred to a Borrower or a Subsidiary of Holdings or a Borrower, provided that if the Subsidiary being liquidated or dissolved was a Credit Party, the Subsidiary receiving the assets of such Subsidiary shall also be a Credit Party having at least the same obligations of the liquidated or dissolved Subsidiary;
          (iv) any Subsidiary of Holdings or a Borrower may sell, lease, transfer or otherwise dispose of (and may purchase, lease, or acquire) all or substantially all of its assets to (or from) a Borrower or any Subsidiary of Holdings or a Borrower, provided if the Subsidiary selling, leasing, transferring or otherwise disposing of all or substantially all of its assets was a Credit Party, the Borrower or the Subsidiary receiving the assets of such Subsidiary shall also be a Credit Party having at least the same obligations of such Subsidiary;
          (v) any Immaterial Subsidiary of Holdings or any other Subsidiary of Holdings or a Borrower that has no assets and no liabilities may be wound-up or dissolved, sold or otherwise disposed of, or merged into any other Subsidiary of Holdings or a Borrower;
          (vi) the Acquisition; and

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          (vii) the Initial Permitted Joint Venture Acquisitions; provided that
     (A) in the case of clause (ii) above, if a Borrower or a Subsidiary party thereto is a Credit Party, the survivor shall become a Credit Party,
     (B) in the case of clauses (ii), (iii),and (iv) above, if any such merger, consolidation, amalgamation, liquidation or dissolution, sale, lease, transfer or other disposition shall:
     (1) be between a wholly owned Subsidiary and a non-wholly owned Subsidiary, (a) the continuing or surviving Person shall be a wholly owned Subsidiary, or (b) such transaction shall fit within the limitations for Indebtedness to and Investments in (as applicable) a non-Credit Party set forth in Sections 6.2 and6.3,
     (2) be between a Credit Party and a non-Credit Party, the continuing or surviving Person, or the transferee, as the case may be, shall be (a) a Credit Party or (b) such transaction shall fit within the limitations for Indebtedness to and Investments in (as applicable) a non-Credit Party set forth in Sections 6.2 and 6.3, and
     (3) in the case of clause (iii) above, if either such Person is a Borrower, the surviving Person shall be a Borrower.
          6.2 Investments; Loans and Advances. Except as otherwise expressly permitted by this Section 6, no Credit Party shall, nor shall such Credit Party permit any of its Subsidiaries to, make or permit to exist any Investment in, or make, accrue or permit to exist loans or advances of money to, any Person, through the direct or indirect lending of money, holding of securities or otherwise, except (without duplication and subject to the clarifications at the end of this Section 6.2):
          (a) each Credit Party may hold investments comprised of notes payable, or stock or other securities issued by Account Debtors to such Credit Party pursuant to negotiated agreements with respect to settlement of such Account Debtor’s Accounts in the ordinary course of business, consistent with past practices;
          (b) each Credit Party and each of their respective Subsidiaries may maintain its existing Investments as of the Closing Date as set forth in Disclosure Schedule 6.2(b), and extensions and renewals thereof that do not require Holdings or any of its Subsidiaries to make additional Investments;
          (c) the Credit Parties may (i) consummate any Permitted Joint Venture Acquisitions permitted under Section 6.1(i)(B) at any time if after giving pro forma effect thereto, no Default or Event of Default has occurred and is continuing or would result from such Investment, including without limitation under the financial covenants set forth on Annex F, and (ii) consummate any Investment otherwise permitted hereunder as a Permitted Acquisition (subject to the conditions set forth in such Section);

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          (d) Investments made by the Credit Parties with the net proceeds from the issuance of Equity Interests in an Initial Public Offering or with Excluded Equity Proceeds, to the extent Holdings has complied with Section 6.1, if so required;
          (e) Investments in Cash Equivalents;
          (f) Investments in Credit Parties;
          (g) Investments (including Investments constituting Indebtedness) in Permitted Joint Ventures and by Credit Parties in Subsidiaries that are not Guarantors, so long as the aggregate amount of all such Investments, together with the aggregate fair market value of the Property transferred pursuant to Section 6.8(e)(i), shall not exceed $50,000,000;
          (h) Investments otherwise permitted hereunder as Capital Expenditures or Guaranteed Indebtedness permitted by Section 6.6 or intercompany loans and advances permitted by Section 6;
          (i) loans made by Holdings to Jules Kortenhorst in an aggregate amount not to exceed $1,800,000 (plus capitalized interest thereon), to David Garner in an aggregate amount not to exceed $7,500,000, to Chad Carlson in an aggregate amount not to exceed $2,000,000, to Thomas Harbison in an aggregate amount not to exceed $1,000,000, and to Rod Leach in an aggregate amount not to exceed $1,000,000, and to Dale Saville in an aggregate amount not to exceed $500,000, in each case, plus capitalized interest.;
          (j) promissory notes and other similar non-cash consideration received by Holdings and its Subsidiaries in connection with permitted Dispositions;
          (k) Guarantees (other than Guarantees of Indebtedness) entered into in the ordinary course of business (subject to Section 6.2(g) in the case of Guarantees of Permitted Joint Ventures and Foreign Subsidiaries that are not Guarantors);
          (l) Hedging Agreements provided by or arranged by any Lender Counterparty entered into (x) in order to satisfy the requirements of this Agreement or (y) for the sole purpose of hedging in the normal course of business and consistent with industry practices or as otherwise approved by Administrative Agent;
          (m) additional Investments (which shall not be counted in the limitations set forth above) consisting of the investment of the proceeds of insurance or condemnation or the sale of Property permitted under Section 6.8 (in each case, except to the extent of any mandatory prepayment in respect of such proceeds required under Section 1.3(b)); and
          (n) other Investments not to exceed $25,000,000 at any time outstanding.
For purposes of clarity, clauses (a) through (n) above are independent exceptions to the restriction on Investments, loans and extensions of credit set forth above. To the extent that any Investment is permitted under two or more exceptions, U.S. Borrower may designate which exception shall apply to such Investment.

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          6.3 Indebtedness.
          (a) No Credit Party shall, nor shall such Credit Party permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except (without duplication):
          (i) Indebtedness secured by purchase money security interests and Capital Leases permitted in Section 6.7 (including Permitted Encumbrances of the type described in clause (w) of the definition thereof);
          (ii) the Loans and the other Obligations;
          (iii) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law;
          (iv) existing Indebtedness described in Disclosure Schedule (6.3) and refinancings thereof or amendments or modifications thereof that do not have the effect of increasing the principal amount thereof or changing the amortization thereof (other than to extend the same) or changing the direct and contingent obligors with respect to such Indebtedness;
          (v) Indebtedness specifically permitted under Section 6.1;
          (vi) Indebtedness consisting of intercompany loans and advances and guarantees thereof (other than intercompany loans and advances among Group Members representing receivables obtained in the ordinary course of business) made by any Group Member to any other Group Member subject, in the case of such loans and advances by Credit Parties to Subsidiaries that are not Guarantors and guarantees thereof by Credit Parties, the limitations set forth in Section 6.2(g); provided that with respect to such intercompany loans and advances: (A) to the extent such intercompany loan or advance is made by a Credit Party, such intercompany loans and advances shall be subject to a Lien as additional security for the Obligations to the extent required by the applicable Collateral Documents, (B) if the applicable borrower shall have executed and delivered to any such lender that is a Credit Party a promissory note (each an “Intercompany Note”) to evidence any such intercompany indebtedness owing at any time by the applicable borrower to the applicable lender that is a Credit Party, any such Intercompany Note shall be pledged and delivered to Collateral Agent pursuant to the extent required by the applicable Collateral Document as additional collateral security for the Obligations, (C) the applicable Borrower shall record all intercompany transactions on its books and records consistent with past practices and (D) any such intercompany loan or advance made by a Group Member that is not a Credit Party to a Credit Party shall be subordinated to the Obligations of such Credit Party under the Loan Documents;
          (vii) Indebtedness consisting of (A) the endorsement of negotiable instruments in the ordinary course of business, (B) indemnities and performance guarantees (not constituting guarantees of Indebtedness) made in the ordinary course of business that could not individually or in the aggregate reasonably be expected to have a

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Material Adverse Effect, and (C) obligations with respect to surety bonds to the extent they are Permitted Encumbrances;
          (viii) Guarantees of Indebtedness otherwise permitted hereunder;
          (ix) Indebtedness of Permitted Joint Ventures and Foreign Subsidiaries that are not Guarantors owed to one or more of the Credit Parties so long as the aggregate outstanding amount thereof, together with the aggregate fair market value of any Property transferred pursuant to Section 6.8(e)(i) does not exceed the amount set forth in Section 6.2(g), provided that such Indebtedness owed to Persons other than Credit Parties of any Foreign Subsidiary organized in France or any Subsidiary owned directly or indirectly by any Foreign Subsidiary organized in France shall not exceed $5,000,000 in the aggregate at any one time outstanding, and (b) such Indebtedness is subject to the Lien of the Collateral Documents (without any requirement that such Indebtedness be evidenced by any instrument) as additional security solely for the Obligations of the Canadian Borrower or UK Borrower;
          (x) Affiliate Sub Debt (including any accreted interest thereon);
          (xi) additional Indebtedness in an aggregate amount not to exceed $15,000,000 at any one time outstanding;
          (xii) Indebtedness which is both unsecured and subordinated of Borrowers and their respective Subsidiaries incurred to finance Permitted Acquisitions (including obligations of Borrowers and their respective Subsidiaries under indemnification, adjustment of purchase price, earn-out, incentive, non-compete, consulting, deferred compensation or other similar arrangements incurred by such Person in connection therewith);
          (xiii) Indebtedness incurred in the ordinary course of business in connection with cash pooling arrangements, cash management and other Indebtedness incurred in the ordinary course of business in respect of netting services, overdraft protections and similar arrangements in each case in connection with cash management and deposit accounts;
          (xiv) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business;
          (xv) unsecured Indebtedness of Credit Parties in a principal amount not to exceed $10,000,000 representing the obligation of such Person to make payments with respect to the cancellation or repurchase of Equity Interests of officers, employees or directors (or their estates) of Holdings or such Subsidiaries;
          (xvi) (i) Indebtedness of a Person or Indebtedness attaching to assets of a Person that, in either case, becomes a Subsidiary or Indebtedness attaching to assets that are acquired by Holdings or any of its Subsidiaries, in each case after the Closing Date as the result of (a) a Permitted Joint Venture, in an aggregate amount not to exceed $10,000,000 annually and $37,500,000 in the aggregate during the term of this

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Agreement (b) a Permitted Acquisition, in an aggregate amount not to exceed $20,000,000 annually and $62,500,000 in the aggregate during the term of this Agreement, provided that, in each case (x) such Indebtedness existed at the time such Person became a Subsidiary or at the time such assets were acquired and, in each case, was not created in anticipation thereof and (y) such Indebtedness is not guaranteed in any respect by Holdings or any Subsidiary (other than by any such Person that so becomes a Subsidiary), and (ii) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above, provided, that (1) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension plus any accrued interest and fees related thereto, (2) the direct and contingent obligors with respect to such Indebtedness are not changed and (3) such Indebtedness shall not be secured by any assets other than the assets securing the Indebtedness being renewed, extended or refinanced;
          (xvii) Indebtedness incurred under factoring arrangements entered into in connection with the Disposition of accounts receivable permitted under Section 6.8(o);
          (xviii) Indebtedness in respect of the Senior Notes; provided that (a) (i) in the case of the initial offering of Senior Notes on the Third Amendment Effective Date, 100% of the net cash proceeds thereof (net of underwriting discounts, debt issuance and commitment fees and commissions associated therewith and with the Third Amendment and other reasonable costs and expenses associated therewith and with the Third Amendment, including reasonable legal fees and expenses) shall be applied to prepay the Term Loans in accordance with Section II.E of the Third Amendment and (ii) in the case of any offering of Senior Notes after the Third Amendment Effective Date, 100% of the net cash proceeds (net of underwriting discounts, debt issuance and commitment fees and commissions associated therewith and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses) shall be used either (1) to refinance, repurchase or otherwise repay outstanding Senior Notes or (2) to prepay the scheduled principal installments of the Term Loans on a pro rata basis across tranches in direct order of maturity; and (b) (i) no such Senior Notes shall mature earlier than, or require any scheduled amortization or other scheduled prepayments of principal, sinking fund payments, repurchases or redemptions of principal prior to, the date that is one hundred eighty days following the final Term Loan Maturity Date at the time such Senior Notes are incurred; (ii) no Subsidiary of Holdings that is not a Credit Party shall guarantee such Senior Notes; (iii) prior to and immediately after the issuance of such Senior Notes, no Default or Event of Default shall exist or result therefrom; and (iv) Holdings shall be in compliance with each of the covenants set forth in Annex F determined on a pro forma basis as of the date of issuance of such Senior Notes, as if such Senior Notes had been outstanding on the first day of such four Fiscal Quarter period; and
          (xix) (A) unsecured Indebtedness of Credit Parties, (B) Indebtedness of Credit Parties secured by Liens that are subject to subordination provisions or an intercreditor agreement in form and substance reasonably acceptable to Administrative Agent or (C) Indebtedness of Credit Parties secured by Liens that are pari passu with the

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Liens securing the Obligations that are subject to an intercreditor agreement or other Lien priority sharing agreement in form and substance reasonably acceptable to Administrative Agent, provided that, in the case of clauses (xix)(A), (xix)(B) and (xix)(C), such Indebtedness shall not exceed an aggregate principal amount outstanding at any time in excess of the amount of Revolving Commitments (both the utilized and unutilized portions thereof) that are being replaced therewith and/or the amount of Term Loans, as applicable, that are being refinanced therewith; provided further that, (1) immediately prior to, and after giving effect to, the incurrence of any such term loan Indebtedness or the replacement of any such Revolving Commitments, no Default or Event of Default shall have occurred and be continuing, (2) Holdings and its Subsidiaries shall be in compliance with the covenants set forth in Section 6.9 on a pro forma basis after giving effect to the incurrence of any such term loan Indebtedness or the replacement of any such Revolving Commitments, as applicable, as of the last day of the Fiscal Quarter most recently ended and (3) the stated maturity date of any such Indebtedness shall be no earlier than six months following the latest Term Loan Maturity Date.
          (b) No Credit Party shall, nor shall such Credit Party permit any of its Subsidiaries to, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Subordinated Debt prior to its scheduled maturity other than any regularly scheduled interest and principal payments, except as permitted under Section 6.11(g).
          6.4 Affiliate Transactions. Except as otherwise expressly permitted in this Section 6 with respect to Affiliates, no Credit Party shall, nor shall such Credit Party permit any of its Subsidiaries to, enter into or be a party to any transaction with any Affiliate thereof, unless such transaction is upon fair and reasonable terms that are no less favorable to such Credit Party than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate of such Credit Party other than the following transactions: (i) the payment of reasonable and customary fees and reimbursement of expenses payable to directors of Holdings and U.S. Borrower, (ii) the employment arrangements with respect to the procurement of services of directors, officers and employees in the ordinary course of business and the payment of reasonable fees in connection therewith, (iii) the incurrence of any Affiliate Sub Debt, (iv) payment of management and other advisory fees to Onex and its Affiliates and the reimbursement of Onex and its Affiliates for expenses incurred in connection with performing advisory and other advisory services to Holdings and its Subsidiaries not to exceed $1,000,000 in any twelve month period, (v) reasonable and customary investment banking fees paid to Onex and its Affiliates for services rendered to Holdings and its Subsidiaries in connection with divestitures, acquisitions, financings and other transactions, including the Related Transactions not to exceed $3,500,000 in any twelve month period, (vi) transactions between the Group Members (unless otherwise prohibited by the terms of this Agreement) and (vii) sales of Equity Interests by Holdings (directly or indirectly) to Permitted Holders.
          6.5 Capital Structure and Business. If all or part of a Credit Party’s Equity Interests is pledged to Collateral Agent that Credit Party shall not issue additional Equity Interests unless such Equity Interests are promptly pledged to Collateral Agent. Holdings shall not, and shall not permit any of its Subsidiaries to, amend its charter or bylaws in a manner which would be materially adverse to Lenders. Holdings shall not, and shall not permit any of

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its Subsidiaries to, engage in any business other than the businesses currently engaged in by it or businesses reasonably related, complementary or ancillary to any of the foregoing (including without limitation, the business of transaction processing).
          6.6 Guaranteed Indebtedness. No Credit Party shall, nor shall such Credit Party permit any of its Subsidiaries to, create, incur, assume or permit to exist any Guaranteed Indebtedness except (a) by endorsement of instruments or items of payment for deposit to the general account of any Credit Party, and (b) for Guaranteed Indebtedness incurred for the benefit of any other Credit Party if the primary obligation is not otherwise prohibited by this Agreement.
          6.7 Liens; Restrictive Agreements. No Credit Party shall, nor shall such Credit Party permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on or with respect to its Accounts or any of its other properties or assets (whether now owned or hereafter acquired or licensed) except for Permitted Encumbrances. In addition, no Credit Party shall become a party to any agreement, note, indenture or instrument, or take any other action, that would prohibit the creation of a Lien on any of its properties or other assets in favor of Collateral Agent, on behalf of itself and Secured Parties, as additional collateral for the Obligations, except for restrictions (i) contained in any Loan Document, (ii) contained in any agreement governing any Indebtedness permitted by clause (i) of Section 6.3(a) (as to the assets financed with the proceeds of such Indebtedness), clause (xvii) of Section 6.3(a) (to the extent limited to the accounts receivable Disposed of) or clause (xviii) of Section 6.3(a), (iii) contained in any agreement of a Foreign Subsidiary governing the Indebtedness permitted to be incurred or permitted to exist hereunder, (iv) contained in any arrangement or agreement arising in connection with a Disposition permitted under this Agreement (but then only with respect to the assets being so Disposed), (v) that are already binding on a Subsidiary when it is acquired, (vi) that are customary restrictions in leases, subleases, licenses and sublicenses, (vii) in any agreement containing customary provisions restricting the sublet or assignment of any lease governing a leasehold interest of Borrower or any of its Subsidiaries entered into in the ordinary course of business, (viii) in any agreement containing customary provisions restricting assignment of any contract entered into by any Group Member in the ordinary course of business and (ix) any agreement of a Permitted Joint Venture that had been entered into prior to such time that such Permitted Joint Venture was redesignated as a Foreign Subsidiary.
          6.8 Sale of Equity Interests and Assets. No Credit Party shall, nor shall such Credit Party permit any of its Subsidiaries to Dispose of any of its Property, other than:
          (a) the sale of Inventory in the ordinary course of business;
          (b) the sale or other disposition by a Credit Party of Property that is obsolete, no longer used or useful, damaged, worn out or surplus property Disposed of in the ordinary course of its business (including, the abandonment of intellectual property which is obsolete, and no longer used or useful or that in the U.S. Borrower’s good faith judgment is no longer material in the conduct of Holdings and its Subsidiaries’ business taken as a whole);
          (c) transfers resulting from any casualty or condemnation of Property (so long as the proceeds are applied in accordance with Section 1.3(b));

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          (d) transfers among Credit Parties, and other transfers permitted in Section 6.1;
          (e) Dispositions consisting of:
          (i) transfers by any Credit Party to any other Credit Party and any Credit Party to any Foreign Subsidiary that is not a Guarantor, so long as the aggregate fair market value of the Property so transferred to Foreign Subsidiaries that are not Guarantors (less the fair market value of the Property transferred from Foreign Subsidiaries that are not Guarantors to the Credit Parties), and the aggregate amount of all outstanding Investments made pursuant to Section 6.2(g), shall not exceed the amount set forth in Section 6.2(g);
          (ii) transfers by an Immaterial Subsidiary to another Subsidiary or transfers by any Group Member to a Domestic Subsidiary that is an Immaterial Subsidiary;
          (iii) transfers by any non-Credit Party to any Credit Party;
          (iv) licenses or sublicenses of Intellectual Property and General Intangibles and licenses, and leases or subleases of other Property in the ordinary course of business, to the extent such license, sublicense, lease or sublease does not materially and adversely affect the business of Holdings and its Subsidiaries (taken as a whole);
          (v) any consignment arrangement or similar arrangement for the sale of Property in the ordinary course of business;
          (vi) the sale or discount of overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise, write-down or collection thereof;
          (vii) any other Property (in each case, for a consideration of which at least 75% thereof consists of cash) to the extent that:
          (A) the net book value of the Property disposed of in any such disposition made in any Fiscal Year (together with the net book value of all Property theretofore or concurrently disposed of in such Fiscal Year, such net book value determined as of the time of the relevant disposition), does not exceed 5% of the aggregate net book value of all of the fixed assets of Holdings and its Subsidiaries at the time of such disposition,
          (B) the aggregate net book value of the Property disposed of in all dispositions (such net book value determined as of the time of the relevant disposition) made during the period commencing on the Closing Date does not exceed 20% of the aggregate net book value of the fixed assets of Holdings and its Subsidiaries at the time of the most recent such disposition, and

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          (C) the Net Cash Payments received in connection with each such disposition are applied in accordance with Section 1.3(b)(vi).
          (f) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property that is acquired within 180 days after such exchange or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property;
          (g) Dispositions of cash or Cash Equivalent Investments in the ordinary course of business;
          (h) Dispositions of non-core assets acquired in connection with a Permitted Acquisition which are not used or useful or are duplicative in the business of Borrowers or their respective Subsidiaries;
          (i) a grant of options to purchase, lease or acquire real or personal property in the ordinary course of business, so long as the Disposition resulting from the exercise of such option would otherwise be permitted under this Section;
          (j) the leasing (as lessee or lessor) of real or tangible personal property in the ordinary course of business,
          (k) Dispositions of Investments in Permitted Joint Ventures (or a Permitted Joint Venture that has been redesignated as a Foreign Subsidiary), to the extent required by, or made pursuant to buy/sell arrangements between the Permitted Joint Venture parties in, the contracts applicable to such Permitted Joint Ventures (or a Permitted Joint Venture that has been redesignated as a Foreign Subsidiary);
          (l) the settling, releasing or surrendering of tort or other litigation claims in the ordinary course of business;
          (m) Dispositions of the Equity Interests, assets or businesses of the U.S. Borrower’s Asia-Pacific division or of National Action Financial Services, Inc., a Georgia corporation;
          (n) Dispositions by Holdings of its Equity Interests repurchased from Permitted Holders; and
          (o) Dispositions by Foreign Subsidiaries of accounts receivable pursuant to factoring arrangements to the extent that the face value of the receivables Disposed for all such Foreign Subsidiaries does not exceed $20,000,000 in the aggregate per month.
          6.9 Financial Covenants. Holdings shall not breach or fail to comply with any of the Financial Covenants.
          6.10 Sale-Leasebacks. No Credit Party shall, nor shall such Credit Party permit any of its Subsidiaries to, engage in any sale-leaseback, synthetic lease or similar transaction involving any of its assets other than for an aggregate amount not to exceed $5,000,000.

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          6.11 Restricted Payments. No Credit Party shall, nor shall such Credit Party permit any of its Subsidiaries to, make any Restricted Payment, except
          (a) intercompany loans and advances between Group Members to the extent permitted by Section 6.2 or 6.3;
          (b) Restricted Payments by Subsidiaries of Holdings paid to any Credit Party (other than Holdings, except as otherwise provided herein) and Restricted Payments by any Subsidiary that is not a Credit Party to any Credit Party;
          (c) employee loans permitted under Section 6.2(i);
          (d) payments of principal and interest on Intercompany Notes issued in accordance with Section 6.3;
          (e) Restricted Payments made by a Permitted Joint Venture that has been redesignated as a Foreign Subsidiary, to the Persons owning such Permitted Joint Venture’s Equity Interests provided that any such Restricted Payment shall be made in proportion with each Equity Interest Holder’s ownership interest of such Permitted Joint Venture;
          (f) the repurchase of capital stock or other securities of Holdings to fulfill obligations of Holdings or U.S. Borrower or any of Holdings’ or U.S. Borrower’s Subsidiaries to repurchase capital stock from employees under employee stock purchase or similar plans or other contractual arrangements covering employees from time to time, so long as the aggregate amount used for such repurchases under this Section does not exceed $7,500,000 (net of the proceeds received by Holdings or any of their Subsidiaries as a result of the resale of such capital stock or other security) in any fiscal year; provided, that no Default of Event of Default has occurred and is continuing or would result after giving effect to such Restricted Payment;
          (g) the payment of interest in respect of any Affiliate Sub Debt by adding the amount of such interest to the principal amount of such Affiliate Sub Debt, and the conversion of any Affiliate Sub Debt into equity securities of Holdings;
          (h) reimbursement of fees and expenses of Onex, its Affiliates, directors, officers and employees in connection with board of director meetings and capital structure/M&A review activities, in an aggregate amount not to exceed $4,500,000 in any twelve month period; and
          (i) payments, dividends, or distributions to Holdings to enable Holdings (A) to pay the amount of its actual federal, state or local taxes to the extent such taxes are directly attributable to (or arise as a result of) the income or operations of the Borrowers or any of the Borrowers’ Subsidiaries or the redemption of the PIK Preferred Equity, (B) to repurchase Equity Interests of Holdings held by Permitted Holders in connection with a transaction or series of transactions pursuant to which Holdings Disposes of an equivalent portion of its Equity Interests (and Holdings shall be permitted to make Restricted Payments to Permitted Holders in connection with such repurchases and related transactions) provided that the net amount of such repurchases of Equity Interests (after taking into account any such Dispositions of Equity Interests) shall not exceed $6,000,000 and (C) to pay corporate overhead expenses and other

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customary expenses incurred in the ordinary course of business (including for administrative, legal, and accounting services and other fees, costs and expenses required to maintain its legal existence, the registration and listing of its securities and in connection with the incurrence, maintenance and refinancing of permitted indebtedness) in an aggregate amount not to exceed $3,000,000 in any fiscal year.
          6.12 Change of Fiscal Year. No Credit Party shall change its Fiscal Year.
          6.13 Restrictions on Activities of Holdings Company and Senior Notes Co-Issuer(s).
(a) Holdings shall not engage in any trade or business, other than acting as a holding company and other activities ancillary thereto. Holdings shall not own any assets (other than Equity Interests of its Subsidiaries and Intellectual Property it owns as of the Closing Date) or incur any Indebtedness or Guaranteed Indebtedness (other than the Obligations and as otherwise permitted under Section 6.3(a)(v), (a)(vi), (a)(x), (a)(xii), (a)(xv) and (a)(xviii)); and
          (b) No Senior Notes Co-Issuer shall: (i) incur any Indebtedness (including Indebtedness permitted by Section 6.3(a)(xvi)) or any other direct obligation or liability whatsoever other than its obligations under the Senior Notes and the Obligations; (ii) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired, leased or licensed by it other than Liens securing the Obligations and other Liens created by operation of law; (iii) engage in any business or activity or own any assets other than performing obligations and activities incidental thereto under the Senior Notes and the Loan Documents; (iv) consolidate with or merge with or into, or convey, transfer, lease or license all or substantially all its assets to any Person; (v) create or acquire any Subsidiary or make or own any Investment in any Person; or (vi) fail to be a corporation under the laws of the State of Delaware. Notwithstanding the foregoing, a Senior Notes Co-Issuer may be a co-obligor (or a guarantor) with respect to Indebtedness permitted to be incurred under Section 6.3(xviii) and under the Senior Notes Indenture if the U.S. Borrower is also a primary obligor of such Indebtedness and the net proceeds of such Indebtedness are received by the U.S. Borrower or one or more of the U.S. Borrower’s Subsidiaries other than the Senior Notes Co-Issuer. At any time after the U.S. Borrower or any successor to the U.S. Borrower is a corporation, the Senior Notes Co-Issuer may consolidate or merge with or into the U.S. Borrower or any Subsidiary of the U.S. Borrower.
          6.14 Amendments or Waivers with respect to Senior Notes. No Credit Party shall, nor shall it permit any of its Subsidiaries to amend or otherwise change the terms of the Senior Notes if the effect of such amendment or change is to shorten the Weighted Average Life to Maturity of the Senior Notes or change (to earlier dates) any dates upon which payments of principal or interest are due thereon, except to the extent that prepayment thereof is being made with the proceeds of Senior Notes issued pursuant to clause (a)(ii) of the proviso to Section 6.3(xviii).

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7. TERMINATION
          7.1 Termination. The financing arrangements contemplated hereby shall be in effect until the Term Loan Maturity Date, and the Loans and all other Obligations shall be automatically due and payable in full on such date, if not otherwise due before such date in accordance with the terms of this Agreement.
          7.2 Survival of Obligations Upon Termination of Financing Arrangements. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure or by application of Section 1.12(d)) of any financing arrangement under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Credit Parties or the rights of Agents and Lenders relating to any unpaid portion of the Loans or any other Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Term Loan Maturity Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Credit Parties, and all rights of Agents and each Lender, all as contained in the Loan Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the provisions of Section 11, the payment obligations under Sections 1.11 and 1.12, and the indemnities contained in the Loan Documents shall survive the Termination Date.
8. EVENTS OF DEFAULT; RIGHTS AND REMEDIES
          8.1 Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an “Event of Default” hereunder:
          (a) Any Borrower (i) fails to make any payment of principal owing in respect of the Loans when due and payable or any reimbursement obligation with respect to a Letter of Credit when due and payable, or (ii) fails to make any payment of interest on, or Fees owing in respect of, the Loans or Letters of Credit when due and payable and such Default remains unremedied for more than three (3) Business Days, or (iii) fails to pay or reimburse Agents or Lenders for any other Obligations within ten (10) days following Agents’ demand for such payment of other Obligations.
          (b) Any Credit Party fails or neglects to perform, keep or observe any of the provisions of Section 1.4 or 6, or any of the provisions set forth in Annex F, respectively.
          (c) Any Borrower fails or neglects to perform, keep or observe any of the provisions of clauses (a), (c) and (e) of Annex E, respectively, and the same shall remain unremedied for ten (10) Business Days or more.
          (d) Any Credit Party fails or neglects to perform, keep or observe any other provision of this Agreement or of any of the other Loan Documents (other than any provision embodied in or covered by any other clause of this Section 8.1) and the same shall remain unremedied for thirty (30) days or more.

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          (e) A default or breach occurs under any other agreement, document or instrument to which any Credit Party or Material Subsidiary is a party that is not cured within any applicable grace period therefor, and such default or breach (i) involves the failure to make any payment when due in respect of any Indebtedness or Guaranteed Indebtedness (other than the Obligations) of any Credit Party in excess of $25,000,000 in aggregate principal amount or in respect of any Hedging Agreement and (ii) causes, or permits any holder of such Indebtedness or Guaranteed Indebtedness or a trustee to cause, Indebtedness or Guaranteed Indebtedness or a portion thereof in excess of $25,000,000 in aggregate principal amount to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, or cash collateral to be demanded in respect thereof.
          (f) Any representation or warranty herein or in any Loan Document or in any written statement, report, financial statement or certificate made or delivered to Agents or any Lender by any Credit Party is untrue or incorrect in any material respect as of the date when made or deemed made.
          (g) A case or proceeding is commenced by or against any Credit Party or Material Subsidiary seeking a decree or order in respect of such Credit Party or such Material Subsidiary (i) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, administrator, administrative receiver, examiner, compulsory manager, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Credit Party or such Material Subsidiary for any substantial part of any such Credit Party’s assets or any such Material Subsidiary’s assets, or (iii) ordering the winding-up or liquidation of the affairs of such Credit Party or such Material Subsidiary, and such case or proceeding shall remain undismissed or unstayed for sixty (60) days or more or a decree or order granting the relief sought in such case or proceeding is granted by a court of competent jurisdiction.
          (h) Any Credit Party or Material Subsidiary (i) files a petition seeking relief under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consents to or fails to contest in a timely and appropriate manner the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Credit Party or such Material Subsidiary or for any substantial part of any such Credit Party’s assets or such Material Subsidiary’s assets, (iii) makes an assignment for the benefit of creditors, or (iv) takes any action in furtherance of any of the foregoing, or (v) admits in writing its inability to, or is generally unable to, pay its debts as such debts become due.
          (i) A final judgment or judgments for the payment of money in excess of $25,000,000 in the aggregate at any time are outstanding against one or more of the Credit Parties or Material Subsidiaries (which judgments are not covered by insurance policies as to which liability has been accepted by the insurance carrier), and the same are not, within sixty (60) days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay.
          (j) Any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Credit Party shall challenge

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the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any Lien created under any Loan Document ceases to be a valid and perfected first priority Lien (except as otherwise permitted herein or therein and subject, as to priority, to Permitted Encumbrances) in the Collateral purported to be covered thereby in which a security interest is required to be perfected pursuant to the Loan Documents with a fair market value in excess of $10,000,000 in the aggregate (other than, in each case, pursuant to (i) a Disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) a failure of Administrative Agent, Collateral Agent, any other agent appointed by Administrative Agent, Collateral Agent or the Lenders to take any action of which it is aware, or is otherwise requested to be taken by a Credit Party, provided that in each case such action is within the sole control of Administrative Agent, Collateral Agent or any other agent appointed by Administrative Agent, Collateral Agent or the Lenders or (iii) the failure of Collateral Agent to maintain possession of Collateral where such possession is required to maintain a fully perfected first priority Lien in such Collateral or to file Code financing statements, continuation statements or any other filings required to maintain such perfection or priority).
          (k) Any Change of Control occurs.
          (l) (i) There shall occur one or more ERISA Events or similar events in respect of Foreign Plans (or a resolution is passed on proceedings commenced to terminate any Foreign Plan) which individually or in the aggregate results in or might reasonably be expected to result in liability of Holdings, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $25,000,000 during the term hereof; or (ii) there exists any fact or circumstance that reasonably could be expected to result in the imposition of a Lien or security interest under Section 412(n) of the IRC or under ERISA or similar law with respect to Foreign Plans.
          8.2 Remedies.
          (a) If any Event of Default has occurred and is continuing, Administrative Agent may (and at the written request of the Requisite Revolving Lenders shall), without notice, suspend or terminate the revolving loan facilities with respect to additional Advances and/or the incurrence of additional Letter of Credit Obligations, whereupon any additional Advances and additional Letter of Credit Obligations shall be made or incurred in Administrative Agent’s sole discretion (or in the sole discretion of the Requisite Revolving Lenders, if such suspension occurred at their direction) so long as such Event of Default is continuing. If any Event of Default has occurred and is continuing, Administrative Agent may (and at the written request of Requisite Lenders shall), without notice except as otherwise expressly provided herein, increase the rate of interest applicable to the Loans and the Letter of Credit Fees to the Default Rate.
          (b) If any Event of Default has occurred and is continuing, Administrative Agent may (and at the written request of the Requisite Lenders shall), without notice: (i) terminate the revolving loan facilities with respect to further Advances or the incurrence of further Letter of Credit Obligations; (ii) reduce the Revolving Commitments from time to time; (iii) declare all or any portion of the Obligations, including all or any portion of any Loan to be

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forthwith due and payable, and require that the Letter of Credit Obligations be cash collateralized in the manner set forth in Annex B, Annex C and Annex D all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by U.S. Borrower and each other Credit Party; or (iv) exercise any rights and remedies provided to Agents under the Loan Documents or at law or equity, including all remedies provided under the Code; provided, that upon the occurrence of an Event of Default specified in Section 8.1(g) or (h) with respect to (y) a Credit Party in the United States, the Commitments relating to the U.S. Term Loan and the U.S. Revolving Loans shall be immediately terminated and all of the Obligations of U.S. Borrower, including the U.S. Revolving Loan, shall become immediately due and payable without declaration, notice or demand by any Person and (z) a Credit Party in Canada, the Commitments relating to the Canadian Revolving Loans shall be immediately terminated and all of the Obligations of Canadian Borrower, including the Canadian Revolving Loan, shall become immediately due and payable without declaration, notice or demand by any Person.
          8.3 Waivers by Credit Parties. Except as otherwise provided for in this Agreement or by applicable law, each Credit Party waives: (a) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agents on which any Credit Party may in any way be liable, and hereby ratifies and confirms whatever Agents may do in this regard, (b) all rights to notice and a hearing prior to Collateral Agent’s taking possession or control of, or to Collateral Agent’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Collateral Agent to exercise any of its remedies, and (c) the benefit of all valuation, appraisal, marshaling and exemption laws.
9. ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT
          9.1 Assignment and Participations.
          (a) (i) Subject to the terms of this Section 9.1, any Lender may make an assignment to a Qualified Assignee of, or sale of participations in, at any time or times, the Loan Documents, Loans, Letter of Credit Obligations and any Commitment or any portion thereof or interest therein, including any Lender’s rights, title, interests, remedies, powers or duties thereunder (provided, however, that pro rata assignments shall not be required and each such assignment shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of any applicable Loan and any related Commitments). Any assignment of the Revolving Loan or a Revolving Commitment by a Lender shall require the consent of Administrative Agent and, so long as no Event of Default then exists, Borrowers (which consents shall not be unreasonably withheld or delayed with respect to a Qualified Assignee; provided that no such consent shall be required for an assignment to a Qualified Assignee that is Lender or an Affiliate of any Lender). All assignments by a Lender shall (I) require the execution of an assignment agreement (an “Assignment Agreement”) substantially in the form attached hereto as Exhibit 9.1(a) and otherwise in form and substance reasonably satisfactory to, and acknowledged by, Administrative Agent, together with a processing and recordation fee of $3,500 (which fee may by waived by the Administrative Agent); (II) be conditioned on such assignee Lender representing to the assigning Lender and Administrative Agent that it is purchasing the

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applicable Loans to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof; (III) after giving effect to any such partial assignment, the assignee Lender shall have (x) Commitments in an amount at least equal to $2,500,000 and (y) Term Loans of at least $1,000,000 and the assigning Lender shall have retained (A) Commitments in an amount at least equal to $2,500,000 and (B) Term Loans of at least $1,000,000 (in each case, or such lesser amount as may be agreed to by the applicable Borrower and Administrative Agent or as shall constitute the aggregate amount of the Commitments and Loans of the assigning Lender); provided that such required minimums shall not be applicable in the case of an assignment to a Lender or an Affiliate of a Lender. In the case of an assignment by a Lender under this Section 9.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as all other Lenders hereunder and such further and other obligations as were applicable to such assigning Lender and the benefit of each Collateral Document shall be maintained in favor of the Collateral Agent for the benefit of the assignee Lender. The assigning Lender shall be relieved of its obligations hereunder with respect to its Commitments or assigned portion thereof from and after the date of such assignment. Each Borrower hereby acknowledges and agrees that any assignment shall give rise to a direct obligation of such Borrower to the assignee and that the assignee shall be considered to be a “Lender”. In all instances, each Lender’s liability to make Loans hereunder shall be several and not joint and shall be limited to such Lender’s Pro Rata Share of the applicable Commitment. In the event Agents or any Lender assigns or otherwise transfers all or any part of the Obligations, Agents or any such Lender shall so notify the applicable Borrower and the applicable Borrower shall, upon the request of Agents or such Lender, execute new Notes in exchange for the Notes, if any, being assigned. Notwithstanding the foregoing provisions of this Section 9.1(a), any Lender may assign and/or pledge all or any portion of its Loans, the other Obligations owed by or to such Lender, and its Notes, if any, to secure obligations of such Lender including any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors and any operating circular issued by such Federal Reserve Bank and notwithstanding anything to the contrary in this Section 9.1, any Lender may sell participations (or otherwise transfer its rights) in or to all or a portion of its rights and obligations under the Loan Documents (including all its rights and obligations with respect to the Term Loans, Revolving Loans and Letters of Credit) to one or more lenders or other Persons that provide financing to such Lender.
               (ii) Notwithstanding anything to the contrary contained in this Section 9.1(a) or any other provision of any Loan Document, the U.S. Borrower may purchase its outstanding Term Loans, the UK Borrower may purchase its outstanding Term Loans and Onex may purchase Term Loans of either Borrower, in each such case on the terms and conditions set forth in this Section 9.1(a)(ii), so long as (x) no Default or Event of Default has occurred and is continuing or would result therefrom and (y) the applicable Borrower whose Term Loans are proposed to be purchased pursuant to such Buyback Loan Purchase has delivered to the Administrative Agent a certificate (the “Buyback Certificate”) dated the proposed Buyback Assignment Effective Date and signed by a duly authorized officer of such Borrower, certifying that (i) in the case of a purchase by a Borrower, such Buyback Loan Purchase is being purchased solely from the proceeds of one or more Equity Contribution(s) and not from the proceeds of Revolving Loans and (ii) in the case of a purchase by Onex, Onex will contribute by assignment the Term Loans that are the subject of such Buyback Loan Purchase to Holdings in exchange for Equity Interests in Holdings that are not Disqualified Equity Interests and Holdings will, in turn, contribute by assignment such Term Loans to the applicable Borrower of such Term Loans in

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exchange for common Equity Interests or as an additional contribution to the paid-in capital of such Borrower, without receiving any additional Equity Interests or cash consideration in exchange therefor.
     (A) At any time prior to December 31, 2009, the Borrower(s) may provide notice to the Administrative Agent in the form of an Offer Document that it (or they), or Onex, as the case may be, wishes to make one or more offers (each, an “Offer”) to Lenders to purchase outstanding Term Loans (which may be denominated in U.S. Dollars, Sterling or Euro or any combination thereof), with such Offer to be effected pursuant to a Buyback Assignment Agreement. The respective applicable Borrower Affiliated Purchaser(s) specified in the Offer Document shall have the right to purchase the Term Loans, for cash, at a purchase price determined in accordance with the terms set forth in such Offer Document; provided that (x) (i) the aggregate amount offered to be paid for all Term Loans for which Offers are made shall not be less than $15,000,000 (or Equivalent Value) in the case of Offers submitted in the initial Offer Document and (ii) the aggregate stated principal amount of all Term Loans for which Offers are made shall not be less than $10,000,000 (or Equivalent Value) in the case of Offers submitted in each subsequent Offer Document thereafter and (y) no more than $100,000,000 in aggregate stated principal amount of Term Loans may be purchased by the Borrower Affiliated Purchasers in total pursuant to all Buyback Loan Purchases; provided further that the aggregate stated principal amount of all Term Loans assigned to Purchasers by a Lender pursuant to this Section 9.1(a)(ii)(A) in response to the Offers contained in a single Offer Document shall not be less than $1,000,000 (or Equivalent Value), which amount shall be reduced to the extent necessary to reflect (x) the fact that such assignment includes all Term Loans denominated in any one currency held by the assigning Lender and (y) the proration of such Term Loans offered by the assigning Lender in the event a pro rata allocation is made as contemplated in the Offer Document.
     (B) In connection with any assignment pursuant to this Section 9.1(a)(ii), each of the assigning Lenders, on the one hand, and the Borrower Affiliated Purchaser, on the other hand (in its capacity as purchaser of the tendered Term Loans) acknowledges that as of the Buyback Assignment Effective Date (w) each Buyback Loan Purchase to which it is a party and the assignment related thereto are being made in compliance with and pursuant to the terms of Section 9.1(a)(ii), (x) the other party to the Buyback Assignment Agreement currently may have, and later may come into possession of, information regarding the Loan Documents or the Credit Parties that is not known to it and that may be material to a decision to enter into the Buyback Assignment Agreement (“Excluded Information”), (y) it has independently and without reliance on the other party made its own analysis and determined to enter into the Buyback Assignment Agreement and to consummate the transactions contemplated thereby notwithstanding its lack of knowledge of the Excluded Information and (z) the other party shall have no liability to it (and to the extent permitted by law) and it hereby waives and releases any claims it may have against the other party (under applicable laws or otherwise) with respect to the nondisclosure of the Excluded

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Information; provided that the Excluded Information shall not and does not affect the truth or accuracy of the representations or warranties of such party contained in the Standard Terms and Conditions set forth in the Buyback Assignment Agreement. Each of the assigning Lenders and the Borrower Affiliated Purchaser (in its capacity as purchaser of the tendered Term Loans) further acknowledges that the Excluded Information may not be available to the Administrative Agent or the other Lenders.
     (C) By submitting an Offer Document, each Borrower whose Term Loans are proposed to be purchased acknowledges and agrees that it will make (or, in the case of an Offer made by Onex, shall cause to be made) payment of the purchase price for such of its Term Loans as may be accepted for payment pursuant to the Offer Document by transmitting funds directly to the assigning Lender in accordance with the terms of the Offer Document.
     (D) Assignment of any Buyback Loan Purchases shall be effective upon recordation in the Administrative Agent’s loan account (in the manner set forth below) following receipt by the Administrative Agent of a fully executed Buyback Assignment Agreement effecting the assignment thereof. Each assignment shall be recorded in the relevant Administrative Agent’s loan account on the Business Day the Buyback Assignment Agreement is received by the Administrative Agent, if received by 12:00 noon New York time, and on the following Business Day if received after such time. Prompt notice thereof shall be provided to the applicable Borrower Affiliated Purchaser and a copy of such Buyback Assignment Agreement shall be maintained. The date of such recordation of a transfer shall be referred to herein as the “Buyback Assignment Effective Date.”
     (E) No Buyback Loan Purchase pursuant to this Section 9.1(a)(ii) shall be deemed to be a voluntary prepayment pursuant to Section 1.3(a) or for the purposes of Section 1.3(b)(v), Section 1.8 or Section 1.10(b), (c) or (d).
     (F) The Borrower whose Term Loans are purchased shall pay to each third party assigning Lender all unpaid interest, if any, accrued on the purchased Term Loans through the Buyback Assignment Effective Date applicable thereto. No interest shall accrue on such Term Loans from and after the Buyback Assignment Effective Date and any Term Loans owned by a Borrower shall immediately upon receipt of such Term Loans by such Borrower thereupon, without further action by any Person, be deemed cancelled and no longer outstanding for all purposes of this Agreement and all other Loan Documents (notwithstanding any provisions herein or therein to the contrary), including, but not limited to (i) the making of, or the application of, any payments to the Lenders under this Agreement or any other Loan Document, (ii) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Loan Document, (iii) the providing of any rights to such Borrower Affiliated Purchaser in its capacity as a Lender under this Agreement or any other Loan Document or (iv) the determination of Requisite Lenders, or for

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any similar or related purpose, under this Agreement or any other Loan Document, and no such Term Loan may be further assigned, transferred, contributed, conveyed or resold by such Borrower.
     (G) The Requisite Lenders (on behalf of all Lenders) hereby consent to the transactions described in this Section 9.1(a)(ii) and waive the requirements of any provision of this Agreement (including, without limitation, Section 6.4 (Affiliate Transactions)) or any other Loan Document that might otherwise result in a breach of this Agreement or a Default or an Event of Default as a result of or in connection with the consummation of any Buyback Loan Purchase that is permitted by this Section 9.1(a)(ii).
     (H) The provisions of this Section 9.1(a)(ii) shall not require any Borrower Affiliated Purchaser to undertake or consummate any Offer; provided that to the extent any Borrower Affiliated Purchaser undertakes to consummate any Offer, it shall, subject to the preceding conditions, purchase (and take all the necessary steps required herein to purchase) the principal amount of all validly tendered Term Loans at a price not to exceed the Threshold Price and in an aggregate amount up to the Maximum Offer Amount; provided, further, that to the extent no Lenders have validly tendered any Term Loans requested in an Offer (or as otherwise agreed to by the Administrative Agent, in its sole discretion), the applicable Borrower may amend the Offer for such Term Loans at least 24 hours before the Expiration Time. In addition, the applicable Borrower may extend the Expiration Time of an Offer at least 24 hours before the Expiration Time, provided, however, that only one extension per Offer shall be permitted after January 23, 2009, which shall be for a period not exceeding five Business Days. Furthermore, if a Borrower has amended an Offer for Term Loans the Administrative Agent shall have the discretion to extend the applicable Expiration Time, upon notification to the applicable Borrower, for an additional period to afford all Lenders the necessary time to consider such amendments. Notwithstanding anything herein to the contrary, to the extent any Borrower withdraws an Offer, it shall not be permitted to submit another Offer to the Administrative Agent for a period of 10 Business Days.
          (b) Participations.
          (i) Each Lender shall have the right at any time to sell one or more participations to any Person (other than Holdings, any of its Subsidiaries or any of its Affiliates) in all or any part of its Commitments or Loans and in any other Obligation related thereto.
          (ii) The holder of any such participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except with respect to any amendment, modification or waiver that would (A) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Commitment Termination Date) in which such participant is participating, or reduce the rate or extend the time of

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payment of interest or fees thereon (except in connection with a waiver of applicability of any post default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant’s participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof), (B) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or (C) release all or substantially all of the Collateral under the Collateral Documents (except as expressly provided in the Loan Documents) supporting the Loans hereunder in which such participant is participating.
          (iii) Each Borrower agrees that each participant shall be entitled to the benefits of Sections 1.10(b), 1.11 and 1.12 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (a) of this Section; provided, (x) a participant shall not be entitled to receive any greater payment under Section 1.11 or 1.12 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with the applicable Borrower’s prior written consent and such participation is recorded in the Register, provided the applicable Lender requests that the Administrative Agent record such participation in the Register and (y) a participant that would be a non-U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 1.11 unless the applicable Borrower is notified of the participation sold to such participant and such participant agrees, for the benefit of such Borrower, to comply with Section 1.11 as though it were a Lender; provided further that, except as specifically set forth in clauses (x) and (y) of this sentence, nothing herein shall require any notice to any Borrower or any other Person in connection with the sale of any participation. To the extent permitted by law, each participant also shall be entitled to the benefits of Section 9.8 as though it were a Lender, provided such participant agrees to be subject to Section 9.8 as though it were a Lender.
          (iv) Each Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant shall, as agent of the Borrower solely for the purpose of this Section 9.1, record in book entries maintained by such Lender the name of each Participant and the amount of the participating interest of the Participant; provided, however, that the Lender shall have no obligation to show such book entries to any Credit Party.
          (c) Except as expressly provided in this Section 9.1, no Lender shall, as between a Borrower and that Lender, or Agents and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender.
          (d) Each applicable Borrower and Holdings shall assist any Lender permitted to sell assignments or participations under this Section 9.1 as reasonably required to enable the assigning or selling Lender to effect any such assignment or participation, including the

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execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested.
          (e) A Lender may furnish any information concerning Credit Parties in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants); provided that such Lender shall obtain from assignees or participants confidentiality covenants substantially equivalent to those contained in Section 11.8.
          (f) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”), may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing by the Granting Lender to Administrative Agent and the applicable Borrower, the option to provide to the applicable Borrower all or any part of any Loans that such Granting Lender would otherwise be obligated to make to the applicable Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan; and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if such Loan were made by such Granting Lender. No SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). Any SPC may (i) with notice to, but without the prior written consent of, the applicable Borrower and Administrative Agent, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the applicable Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This Section 9.1(f) may not be amended without the prior written consent of each Granting Lender, all or any of whose Loans are being funded by an SPC at the time of such amendment. For the avoidance of doubt, the Granting Lender shall for all purposes, including without limitation, the approval of any amendment or waiver of any provision of any Loan Document or the obligation to pay any amount otherwise payable by the Granting Lender under the Loan Documents, continue to be the Lender of record hereunder.
          (g) Nothing contained in this Section 9.1 shall require the consent of any party for GE Capital to assign any of its rights in respect of any Swap Related Reimbursement Obligation.
          (h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation (i) any pledge or assignment to secure obligations to a Federal Reserve Bank and (ii) in the case of any Lender that is a fund, any pledge or assignment to any holders of obligations owed, or securities issued, by such Lender including to any trustee for, or any other representative of, such holders; and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledge or assignee for such Lender as a party hereto.

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          9.2 Appointment of Agents.
          (a) GE Capital is hereby appointed Syndication Agent hereunder, and each Lender hereby authorizes GE Capital to act as Syndication Agent in accordance with the terms hereof and the other Loan Documents. GSCP is hereby appointed Administrative Agent and Collateral Agent hereunder and under the other Loan Documents and each Lender hereby authorizes GSCP to act as Administrative Agent and Collateral Agent in accordance with the terms hereof and the other Loan Documents. Each Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Loan Documents, as applicable. The provisions of Sections 9.2, 9.3, 9.4, 9.5, 9.6, 9.7 and 9.11 are solely for the benefit of Agents and Lenders and no Credit Party shall have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Holdings or any of its Subsidiaries. Syndication Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. As of the Closing Date, GE Capital, in its capacity as Syndication Agent shall have no obligations but shall be entitled to all benefits of Sections 9.2, 9.3, 9.4, 9.5, 9.6, 9.7 and 9.11. Each Lender irrevocably authorizes each Agent to take such action on such Lender’s behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto, including, without limitation, signing any reliance, engagement or hold harmless letters in connection with the Loan Documents on its behalf. Each Agent shall have only those duties and responsibilities that are expressly specified herein and the other Loan Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason hereof or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing herein or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect hereof or any of the other Loan Documents except as expressly set forth herein or therein. Each Lender hereby irrevocably authorizes the Collateral Agent to agree the terms of, execute and enter into each Collateral Document on behalf of such Lender and to take any action related thereto including, without limitation, the enforcement of any right acquired by the Lenders thereunder.
          (b) Each Lender hereby appoints (and the Borrowers hereby acknowledge the appointment of) the Collateral Agent to act as its trustee under and in relation to the Irish Collateral Documents and to hold the benefit of the Irish Collateral Documents as trustee for the Agents and Lenders on the terms contained in this Agreement and the Irish Collateral Documents and each of the Lenders and the Agents hereby irrevocably authorizes the Collateral Agent in its capacity as security trustee to exercise such rights, powers and discretions as are specifically delegated to the Collateral Agent by the terms of this Agreement (including, without limitation, the rights, powers and discretions conferred on the Agent in this Section 9) and the Irish Collateral Documents together with all such rights, powers and discretions as are reasonably incidental thereto.
          9.3 General Immunity. No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity,

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enforceability, collectability or sufficiency hereof or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of any Credit Party or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Credit Party or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing. Anything contained herein to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.
          (a) Exculpatory Provisions. No Agent nor any of its officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent’s gross negligence, or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 11.2) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Holdings and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 11.2).
          (b) Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or under any other Loan Document by or through any one or more sub-agents appointed by Administrative Agent. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory, indemnification and other provisions of this Section 9.3 and of Section 9.6 shall apply to any Affiliates of Administrative Agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Section 9.3 and of Section 9.6 shall apply to any such sub-agent and to the

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Affiliates of any such sub-agent, and shall apply to their respective activities as sub-agent as if such sub-agent and Affiliates were named herein. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by Administrative Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of the Credit Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent, and (iii) such sub-agent shall only have obligations to Administrative Agent and not to any Credit Party, Lender or any other Person and no Credit Party, Lender or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub-agent.
          9.4 Agents Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with U.S. Borrower or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection herewith and otherwise without having to account for the same to Lenders.
          9.5 Lenders’ Representations, Warranties and Acknowledgement.
          (a) Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Holdings and its Subsidiaries in connection with the Loans made hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Holdings and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.
          (b) Each Lender, by delivering its signature page to this Agreement and funding its Term Loans and/or Revolving Loans on the Closing Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Closing Date.

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          (c) Each Lender acknowledges that all information, including this Agreement, and all waivers and amendments in respect thereof, furnished by the Administrative Agent and/or Borrowers pursuant to or in the course of administering this Agreement will be syndicate-level information (which may contain material non-public information concerning Borrower, its Affiliates, or any of their respective securities). Accordingly, each Lender represents that it has identified in its administrative questionnaire a credit contact who (in accordance with such Lender’s compliance policies and procedures and applicable law, including federal and state securities laws) is permitted to receive information that may contain material non-public information.
          9.6 Indemnification. Each Lender, in proportion to its applicable Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by any Credit Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s applicable Pro Rata Share thereof; and provided further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence. To the extent required by applicable law, Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax. If the IRS or any Governmental Authority asserts a claim that Administrative Agent did not properly withhold tax from amounts paid to or on account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify Administrative Agent of a change in circumstances which rendered exemption from or reduction of withholding tax ineffective or for any other reason, such Lender shall indemnify Administrative Agent fully for amounts paid, directly or indirectly, by Administrative Agent as tax or otherwise, including any penalties, interest and together with any expenses incurred thereto.
          9.7 Successor Agent. Administrative Agent may resign at any time by giving thirty days’ prior written notice thereof to Lenders and U.S. Borrower, and Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to U.S. Borrower and Administrative Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days’ notice to U.S. Borrower, to appoint a successor Administrative Agent with the consent (not to be unreasonably withheld or delayed) of the U.S. Borrower (it being

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understood and agreed that it shall not be unreasonable for the U.S. Borrower to withhold its consent if the Person who is appointed successor Administrative Agent does not (i) satisfy the criteria set forth in the definition of “Qualified Assignee”, (ii) act as administrative agent for facilities of the type set forth in this Agreement in the ordinary course or (iii) have a rating of BBB or higher from S&P and a rating of Baa2 or higher from Moody’s). Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall promptly (i) transfer to such successor Administrative Agent all sums, securities and other items of Collateral held under the Collateral Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under the Loan Documents, and (ii) execute and deliver to such successor Administrative Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the security interests created under the Collateral Documents, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder. If the Requisite Lenders have not appointed a successor Administrative Agent, Administrative Agent shall have the right with the consent (not to be unreasonably withheld or delayed) of the U.S. Borrower to appoint a financial institution to act as Administrative Agent hereunder and in any case, Administrative Agent’s resignation shall become effective on the thirtieth day after such notice of resignation. If neither the Requisite Lenders nor Administrative Agent have appointed a successor Administrative Agent or the U.S. Borrower has not consented to such assignment, the Requisite Lenders shall be deemed to succeeded to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that, until a successor Administrative Agent is so appointed by the Requisite Lenders or Administrative Agent, Administrative Agent, by notice to the U.S. Borrower and the Requisite Lenders, may retain its role as Collateral Agent under any Collateral Document. Except as provided in the immediately preceding sentence, any resignation or removal of GSCP or its successor as Administrative Agent pursuant to this Section shall also constitute the resignation or removal of GSCP or its successor as Collateral Agent. After any retiring or removed Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of Sections 9.2, 9.3, 9.4, 9.5, 9.6, 9.7 and 9.11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder. Any successor Administrative Agent appointed pursuant to this Section shall, upon its acceptance of such appointment, become the successor Collateral Agent for all purposes hereunder. If GSCP or its successor as Administrative Agent pursuant to this Section has resigned as Administrative Agent but retained its role as Collateral Agent and no successor Collateral Agent has become Collateral Agent pursuant to the immediately preceding sentence, GSCP or its successor may resign as Collateral Agent upon notice to the U.S. Borrower and the Requisite Lenders at any time. Any resignation or removal of GSCP or its successor as Administrative Agent pursuant to this Section shall also constitute the resignation or removal of GSCP or its successor as the applicable Swing Line Lender, and any successor Administrative Agent appointed pursuant to this Section shall, upon its acceptance of such appointment, become the successor Swing Line Lender, as applicable, for all purposes hereunder. In such event (a) any outstanding Swing Line Loans made by the retiring or removed Administrative Agent in its capacity as the applicable Swing Line Lender

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shall be paid in full by operation of Sections 1.1(c), (d), (e), or (f), as applicable, (b) upon such prepayment, the retiring or removed Administrative Agent and the applicable Swing Line Lender shall surrender any applicable Swing Line Note held by it to the applicable Borrower for cancellation, and (c) the applicable Borrower shall issue, if so requested by successor Administrative Agent and the applicable Swing Line Loan Lender, a new Swing Line Note, as applicable, to the successor Administrative Agent and the applicable Swing Line Lender, in the principal amount of the applicable Swing Line Commitment then in effect and with other appropriate insertions.
          9.8 Setoff and Sharing of Payments. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default and subject to Section 9.9(e), each Lender is hereby authorized at any time or from time to time, without prior notice to any Credit Party or to any Person other than Administrative Agent, any such notice being hereby expressly waived, to offset and to appropriate and to apply any and all balances held by it at any of its offices for the account of a Borrower or any Guarantor (regardless of whether such balances are then due to such Borrower or any Guarantor) and any other properties or assets at any time held or owing by that Lender or that holder to or for the credit or for the account of a Borrower or any Guarantor against and on account of any of the Obligations that are not paid when due; provided that the Lender exercising such offset rights shall give notice thereof to the affected Credit Party promptly after exercising such rights. Any Lender exercising a right of setoff or otherwise receiving any payment on account of the Obligations in excess of its applicable Pro Rata Share thereof shall purchase for cash (and the other Lenders or holders shall sell) such participations in each such other Lender’s or holder’s applicable Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so offset or otherwise received with each other Lender or holder in accordance with their respective applicable Pro Rata Shares, (other than offset rights exercised by any Lender with respect to Sections 1.10, 1.11 or 1.12). For the avoidance of doubt, this Section does not apply to any payment made by a Borrower pursuant to and in accordance with the express terms of this Agreement or to any payment made by a Borrower Affiliated Purchaser pursuant to Section 9.1. Each Lender’s obligation under this Section 9.8 shall be in addition to and not in limitation of its obligations to purchase a participation in an amount equal to its applicable Pro Rata Share of the Swing Line Loans under Section 1.1. Each Borrower and each Guarantor agrees, to the fullest extent permitted by law, that (a) any Lender may exercise its right to offset with respect to amounts in excess of its applicable Pro Rata Share of the Obligations and may sell participations in such amounts so offset to other Lenders and holders and (b) any Lender so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of offset, bankers’ lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of the Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the offset amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of offset, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.
          9.9 Advances; Payments; Non-Funding Lenders; Information; Actions in Concert.

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          (a) Advances; Payments.
          (i) The U.S. Revolving Lenders shall refund or participate in the U.S. Dollars Swing Line Loan in accordance with clauses (iii) and (iv) of Section 1.1(c). The Canadian Revolving Lenders shall refund or participate in the Canadian Dollars Swing Line Loan in accordance with clauses (iii) and (iv) of Section 1.1(d). The UK Revolving Lenders shall refund or participate in the Euro Swing Line Loan in accordance with clauses (iii) and (iv) of Section 1.1(e), and the Sterling Swing Line Loan in accordance with clauses (iii) and (iv) of Section 1.1(f). If (A) a Notice of U.S. Revolving Advance is to be denominated in U.S. Dollars and the U.S. Dollars Swing Line Lender declines to make a U.S. Dollars Swing Line Loan or if the U.S. Dollars Swing Line Availability is less than the requested U.S. Dollars Swing Line Advance, or (B) a Notice of Canadian Revolving Advance is requested to be made as a Canadian Dollars Swing Line Advance and the Canadian Dollars Swing Line Lender declines to make a Canadian Dollars Swing Line Loan or if the Canadian Dollars Swing Line Availability is less than the requested Canadian Dollars Swing Line Advance, or (C) a Notice of UK Revolving Advance is requested to be made as a Euro Swing Line Advance and the Euro Swing Line Lender declines to make a Euro Swing Line Loan or if the Euro Swing Line Availability is less than the requested Euro Swing Line Advance, or (D) a Notice of UK Revolving Advance is requested to be made as a Sterling Swing Line Advance and the Sterling Swing Line Lender declines to make a Sterling Swing Line Loan or if the Sterling Swing Line Availability is less than the requested Sterling Swing Line Advance, then in each case, Administrative Agent shall notify the applicable Revolving Lenders, promptly after being notified that such Swing Line Lender has declined to make the requested Swing Line Advance or that the U.S. Dollars Swing Line Availability, Canadian Dollars Swing Line Availability, Euro Swing Line Availability or Sterling Swing Ling Availability, as the case may be, is less than the requested Swing Line Advance and in any event prior to 1:00 p.m. (New York time) on the date such Notice of Revolving Credit Advance is received, by telecopy, telephone or other similar form of transmission, by Administrative Agent from the applicable Borrower in accordance with Section 1.1(a), from Canadian Dollars Swing Line Lender in accordance with Section 1.1(d)(i), from Euro Swing Line Lender in accordance with Section 1.1(d)(i), and from Sterling Swing Line Lender in accordance with Section 1.1(d)(i). Each applicable Revolving Lender shall make the amount of such Lender’s applicable Pro Rata Share of such Revolving Credit Advance available to Administrative Agent in same day funds by wire transfer to an account designated by the Administrative Agent not later than 3:00 p.m. (New York time) on the requested funding date, in the case of an Index Rate Loan and not later than 11:00 a.m. (New York time) on the requested funding date in the case of a LIBOR Loan or a BA Rate Loan. After receipt of such wire transfers (or, in Administrative Agent’s sole discretion, before receipt of such wire transfers), subject to the terms hereof, Administrative Agent shall make the requested Revolving Credit Advance to the applicable Borrower. All payments by each Revolving Lender shall be made without setoff, counterclaim or deduction of any kind.
          (ii) Not less than once during each calendar week or more frequently at Administrative Agent’s election (each, a “Settlement Date”), Administrative Agent shall advise each Lender by telephone, or telecopy of the amount of such Lender’s

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applicable Pro Rata Share of principal, interest and Fees paid for the benefit of Lenders with respect to each applicable Loan. Provided that each Lender has funded all payments and Advances required to be made by it and purchased all participations required to be purchased by it under this Agreement and the other Loan Documents as of such Settlement Date, Administrative Agent shall pay to each Lender such Lender’s applicable Pro Rata Share of principal, interest and Fees paid by a Borrower since the previous Settlement Date for the benefit of such Lender on the Loans held by it. To the extent that any Lender (a “Non-Funding Lender”) has failed to fund all such payments and Advances or failed to fund the purchase of all such participations, Administrative Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender’s applicable Pro Rata Share of all payments received from a Borrower. Such payments shall be made by wire transfer to such Lender’s account (as specified by such Lender in writing or as specified in the applicable Assignment Agreement ) not later than 2:00 p.m. (New York time) on the next Business Day following each Settlement Date.
          (b) Availability of Lender’s Applicable Pro Rata Share. Administrative Agent may assume that each Revolving Lender will make its applicable Pro Rata Share of each applicable Revolving Credit Advance available to Administrative Agent on each funding date. If such applicable Pro Rata Share is not, in fact, paid to Administrative Agent by such Revolving Lender when due, Administrative Agent will be entitled to recover such amount on demand from such Revolving Lender without setoff, counterclaim or deduction of any kind. If any Revolving Lender fails to pay the amount of its applicable Pro Rata Share forthwith upon Administrative Agent’s demand, Administrative Agent shall promptly notify the applicable Borrower and the applicable Borrower shall immediately repay such amount to Administrative Agent. Nothing in this Section 9.9(b) or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Administrative Agent to advance funds on behalf of any Revolving Lender or to relieve any Revolving Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that a Borrower may have against any Revolving Lender as a result of any default by such Revolving Lender hereunder. To the extent that Administrative Agent advances funds to a Borrower on behalf of any Revolving Lender and is not reimbursed therefor on the same Business Day as such Advance is made, Administrative Agent shall be entitled to retain for its account all interest accrued on such Advance until reimbursed by the applicable Revolving Lender.
          (c) Return of Payments.
          (i) If Administrative Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Administrative Agent from a Borrower and such related payment is not received by Administrative Agent, then Administrative Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind.
          (ii) If Administrative Agent determines at any time that any amount received by Administrative Agent under this Agreement must be returned to a Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Administrative Agent will not be required to distribute any portion thereof to

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any Lender. In addition, each Lender will repay to Administrative Agent on demand any portion of such amount that Administrative Agent has distributed to such Lender, together with interest at such rate, if any, as Administrative Agent is required to pay to a Borrower or such other Person, without setoff, counterclaim or deduction of any kind.
          (d) Non-Funding Lenders. The failure of any Non-Funding Lender to make any applicable Revolving Credit Advance or any payment required by it hereunder, or to purchase any participation in any Swing Line Loan to be made or purchased by it on the date specified therefor shall not relieve any other Lender (each such other Revolving Lender, an “Other Lender”) of its obligations to make such Advance or purchase such participation on such date, but neither any Other Lender nor Agents shall be responsible for the failure of any Non-Funding Lender to make an Advance, purchase a participation or make any other payment required hereunder. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a “Lender” or a “Revolving Lender” (or be included in the calculation of “Requisite Lenders”, or “Requisite Revolving Lenders” hereunder) for any voting or consent rights under or with respect to any Loan Document. At the applicable Borrower’s request, Administrative Agent or a Person acceptable to Administrative Agent shall have the right with Administrative Agent’s consent and in Administrative Agent’s sole discretion (but shall have no obligation) to purchase from any Non-Funding Lender, and each Non-Funding Lender agrees that it shall, at Administrative Agent’s request, sell and assign to Administrative Agent or such Person, all of the Commitments of that Non-Funding Lender for an amount equal to the principal balance of all Loans held by such Non-Funding Lender and all accrued interest and fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.
          (e) Actions in Concert. Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (including exercising any rights of setoff) without first obtaining the prior written consent of Administrative Agent and Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Administrative Agent or Requisite Lenders.
          9.10 Authorization to Execute Loan Documents.
          (a) Each Lender, by delivering its signature page to this Agreement or an Assignment Agreement, shall be deemed to have acknowledged receipt of, consented to, approved and agreed to be bound by, each Loan Document and each other document required to be approved by Administrative Agent, Requisite Lenders or all Lenders, as applicable, on the Closing Date.
          (b) The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other

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circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 9.10(b) shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Credit Party, on such Credit Party.
          9.11 Collateral Documents and Guaranty; Rights Under Hedging Agreements.
          (a) Agents under Collateral Documents and Guaranty. Each Secured Party hereby further authorizes Administrative Agent or Collateral Agent, as applicable, on behalf of and for the benefit of Secured Parties, to be the agent for and representative of the Secured Parties with respect to the Guaranties, the Collateral and the Collateral Documents and to hold the benefit of the Irish Collateral Documents as trustee for the Agents and Lenders on the terms contained in this Agreement and the Irish Collateral Documents and each of the Lenders and the Agents hereby irrevocably authorizes the Collateral Agent in its capacity as security trustee to exercise such rights, powers and discretions as are specifically delegated to the Collateral Agent by the terms of this Agreement; provided that neither Administrative Agent nor Collateral Agent shall owe any fiduciary duty, duty of loyalty, duty of care, duty of disclosure or any other obligation whatsoever to any holder of Obligations with respect to any Hedging Agreement. Subject to Section 11.2, without further written consent or authorization from any Secured Party, Administrative Agent or Collateral Agent, as applicable may execute any documents or instruments necessary to (i) in connection with a sale or disposition of assets permitted by this Agreement, release any Lien encumbering any item of Collateral that is the subject of such sale or other disposition of assets or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 11.2) have otherwise consented or (ii) release any Guarantor from the Guaranty as permitted under the Loan Documents or with respect to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 11.2) have otherwise consented.
          (b) Right to Realize on Collateral and Enforce Guaranty. Anything contained in any of the Loan Documents to the contrary notwithstanding, Borrowers, Administrative Agent, Collateral Agent and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guaranties, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Administrative Agent, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by Collateral Agent, and (ii) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, Collateral Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and Collateral Agent, as agent for and representative of Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale or other disposition.
          (c) Rights under Hedging Agreements. No Hedging Agreement will create (or be deemed to create) in favor of any Lender Counterparty that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any

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Guarantor under the Loan Documents except as expressly provided in Sections 1.8(a) and 11.2(c) of this Agreement.
          9.12 Fondé de Pouvoir
          Without limiting the powers of the Collateral Agent hereunder or under the Collateral Documents, each Agent, each Lender, each Lender Counterparty, (each Agent, each Lender and each Lender Counterparty are collectively referred to, for purposes of this Section 9.12 as the “Québec Secured Parties”) and Goldman Sachs Credit Partners L.P. (the “Trustee”) (in its sole capacity as the initial holder of the Debentures (as defined below)) hereby acknowledges and agrees that the Collateral Agent shall, for the purposes of holding any security granted under the Collateral Documents pursuant to the laws of the Province of Québec to secure payment of debentures (or any similar instruments) issued by the Canadian Borrower or any other Credit Party (collectively, the “Québec Security Granting Parties”) (which debentures as amended, restated, replaced, modified or supplemented at any time, for purposes of this Section 9.12, shall be hereinafter referred to as the “Debentures”), be the holder of an irrevocable power of attorney (“fondé de pouvoir”) (within the meaning of Article 2692 of the Civil Code of Québec) for all present and future Québec Secured Parties and holders of the Debentures. Each of the Québec Secured Parties and the Trustee (solely in its capacity as the initial holder of the Debentures) hereby ratifies the appointment of and constitutes, to the extent necessary, the Collateral Agent as the holder of such irrevocable power of attorney (“fondé de pouvoir”) in order to hold security granted by any of the Québec Security Granting Parties under the Collateral Documents in the Province of Québec to secure payment of the Debentures. Each assignee of a Québec Secured Party and each assignee of the holder of Debentures shall be deemed to have confirmed and ratified the constitution of the Collateral Agent as the holder of such irrevocable power of attorney (“fondé de pouvoir”) by execution of the relevant agreements relating to such assignment. The Collateral Agent agrees to act in such capacity.
          Furthermore, the Trustee hereby agrees and each of the other Québec Secured Parties hereby appoints the Trustee to act in the capacity of the holder and depositary of the Debentures on its own behalf as agent and for and on behalf and for the benefit of all present and future Québec Secured Parties. Each assignee of a Québec Secured Party shall be deemed to have confirmed and ratified the constitution of the Trustee as such holder and depositary of the Debentures by execution of the relevant agreements relating to such assignment. To the extent necessary, each Lender Counterparty shall be deemed to confirm and ratify the appointments made under this Section 9.12 by its execution of the relevant Hedging Agreement.
          The parties hereto expressly waive the provisions and protection of Section 32 of An Act Respecting Special Powers of Legal Persons (Québec). The Collateral Agent may acquire and be the holder of the Debentures or other titles of indebtedness secured by any hypothec granted by Quebec Security Granting Parties pursuant to the laws of the Province of Quebec. Each of the parties hereto acknowledges and agrees that the Debentures constitute a title of indebtedness as such term is used in Article 2692 of the Civil Code of Québec.
          Notwithstanding the provisions of Section 11.9 hereof, this Section 9.12 shall be governed by, and construed under, the laws of the Province of Québec.

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10. SUCCESSORS AND ASSIGNS
          10.1 Successors and Assigns. This Agreement and the other Loan Documents shall be binding on and shall inure to the benefit of each Credit Party, Agents, Lenders and their respective successors and assigns (including, in the case of any Credit Party, a debtor-in-possession on behalf of such Credit Party), except as otherwise provided herein or therein. No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the other Loan Documents without the prior express written consent of Administrative Agent and Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by any Credit Party without the prior express written consent of Administrative Agent and Lenders shall be void. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of each Credit Party, Agents and Lenders with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement or any of the other Loan Documents.
11. MISCELLANEOUS
          11.1 Complete Agreement; Modification of Agreement. The Loan Documents constitute the complete agreement between the parties with respect to the subject matter thereof and may not be modified, altered or amended except as set forth in Section 11.2. Any letter of interest, commitment letter, fee letter or confidentiality agreement, if any, between any Credit Party and Agents or any Lender or any of their respective Affiliates, predating this Agreement and relating to a financing of substantially similar form, purpose or effect shall be superseded by this Agreement. Notwithstanding the foregoing, the Fee Letter shall survive the execution and delivery of this Agreement and shall continue to be binding obligations of the parties.
          11.2 Amendments and Waivers.
          (a) Except for actions expressly permitted to be taken by an Agent, no amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, or any consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrowers, and by Requisite Lenders, Requisite Revolving Lenders or all affected Lenders, as applicable; provided that Administrative Agent may, with the consent of U.S. Borrower only, amend, modify or supplement this Agreement to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender or L/C Issuer. Except as set forth in clause (b) below, all such amendments, modifications, terminations or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.
          (b) No amendment, modification, termination or waiver shall, unless in writing and signed by Administrative Agent and each Lender and L/C Issuer directly affected thereby: (i) increase the principal amount of any Lender’s Commitment (which action shall be deemed to directly affect all Lenders); (ii) reduce the principal of, rate of interest on (other than with respect to a waiver of Section 1.5(e) relating to the requirement that LIBOR Loans denominated in U.S. Dollars be converted to Index Rate Loans during the continuance of an

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Event of Default) or Fees payable with respect to any Loan or Letter of Credit Obligations of any affected Lender; (iii) extend any scheduled payment date (other than payment dates of mandatory prepayments under Section 1.3(b)(ii)-(iv)) or final maturity date of the principal amount of any Loan of any affected Lender; (iv) waive, forgive, defer, extend or postpone any payment of interest or Fees as to any affected Lender; (v) release any Guaranty or, except as otherwise permitted herein or in the other Loan Documents, release, or permit any Credit Party to sell or otherwise dispose of, all or substantially all of the Collateral (which action shall be deemed to directly affect all Lenders and the L/C Issuer); (vi) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that shall be required for Lenders or any of them to take any action hereunder; (vii) change the form or currency of payment of any Obligation, (viii) permit the assignment or delegation by any Borrower of any of its rights or obligations under any Loan Document (ix) alter the required application of any repayments or prepayments as between classes pursuant to Section 1.3(b)(vi) without the consent of Lenders holding more than 50% of the aggregate Euro Term Loan Commitment, Sterling Term Loan Commitment, U.S. Term Loan Commitment, Canadian Revolving Commitment, UK Revolving Commitment, or U.S. Revolving Commitment, as applicable, of each class which is being allocated a lesser repayment or prepayment as a result thereof; provided, Requisite Lenders may waive, in whole or in part, any prepayment so long as the application, as between classes, of any portion of such prepayment which is still required to be made is not altered and (x) amend or waive this Section 11.2 or the definitions of the terms “Requisite Lenders” or “Requisite Revolving Lenders” insofar as such definitions affect the substance of this Section 11.2. Furthermore, no amendment, modification, termination or waiver affecting the rights or duties of Administrative Agent or L/C Issuer, or of GE Capital in respect of any Swap Related Reimbursement Obligations, under this Agreement or any other Loan Document, including any increase in the L/C Sublimit or any release of any Guaranty or Collateral requiring a writing signed by all Lenders, shall be effective unless in writing and signed by Administrative Agent or L/C Issuer or GE Capital, as the case may be, in addition to Lenders required hereinabove to take such action. Furthermore, no amendment, modification or waiver of this Agreement or any Collateral Document so as to alter the ratable treatment of Obligations arising under the Loan Documents and Obligations arising under Hedging Agreements or the definition of “Lender Counterparty,” “Hedging Agreement,” “Obligations,” in each case in a manner adverse to any Lender Counterparty with Obligations then outstanding without the written consent of any such Lender Counterparty. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Collateral Agent to take additional Collateral pursuant to any Loan Document. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on any Credit Party in any case shall entitle such Credit Party or any other Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 11.2 shall be binding upon each holder of the Notes at the time outstanding and each future holder of the Notes.
          (c) Upon payment in full in cash and performance of all of the Obligations (other than contingent indemnification Obligations), and the termination of the Commitments, Collateral Agent shall deliver to U.S. Borrower termination statements, mortgage releases and

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other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Obligations.
          11.3 Fees and Expenses. Borrowers shall reimburse within 15 days of demand (i) Agents for all reasonable fees, costs and expenses (including the reasonable fees and expenses of all of its counsel) incurred in connection with the negotiation, preparation and filing and/or recordation of the Loan Documents and (ii) Agents (and, with respect to clauses (c) and (d) below, all Lenders) for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel and, with the consent (not to be unreasonably withheld or delayed) of Holdings, other advisors (provided such consent to retain other advisors shall not be required so long as an Event of Default has occurred and is continuing) incurred in connection with:
          (a) any amendment, modification or waiver of, or consent with respect to, or termination of, any of the Loan Documents or advice in connection with the syndication and administration of the Loans made pursuant hereto or its rights hereunder or thereunder;
          (b) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agents, any Lender, any Credit Party or any other Person and whether as a party, witness or otherwise) in any way relating to the Collateral, any of the Loan Documents or any other agreement to be executed or delivered in connection herewith or therewith, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against any or all of the Credit Parties or any other Person that may be obligated to Agents by virtue of the Loan Documents, including any such litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the Loans during the pendency of one or more Events of Default; provided, that no Person shall be entitled to reimbursement under this clause (b) in respect of any litigation, contest, dispute, suit, proceeding or action to the extent any of the foregoing results from such Person’s gross negligence, bad faith or willful misconduct as finally determined by a court of competent jurisdiction;
          (c) any attempt to enforce any remedies of Agents or any Lender against any or all of the Credit Parties or any other Person that may be obligated to Agents or any Lender by virtue of any of the Loan Documents, including any such attempt to enforce any such remedies in the course of any work-out or restructuring of the Loans during the pendency of one or more Events of Default; provided, that in the case of reimbursement of counsel for Lenders other than Agents, such reimbursement shall be limited to one counsel for all such Lenders;
          (d) any workout or restructuring of the Loans during the pendency of one or more Events of Default; provided, that in the case of reimbursement of counsel for Lenders other than Agents, such reimbursement shall be limited to one counsel for all such Lenders;
          (e) efforts to (i) monitor the Loans or any of the other Obligations, (ii) evaluate or assess any of the Credit Parties or their respective affairs and (iii) verify, protect, and monitor the Collateral; and
          (f) all other fees and expenses separately agreed to by the Credit Parties and any other parties hereto.

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          11.4 No Waiver. Any Agent’s or any Lender’s failure, at any time or times, to require strict performance by the Credit Parties of any provision of this Agreement or any other Loan Document shall not waive, affect or diminish any right of such Agent or such Lender thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of an Event of Default shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether the same or of a different type. Subject to the provisions of Section 11.2, none of the undertakings, agreements, warranties, covenants and representations of any Credit Party contained in this Agreement or any of the other Loan Documents and no Default or Event of Default by any Credit Party shall be deemed to have been suspended or waived by any Agent or any Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of the applicable Agents and the applicable required Lenders and directed to Borrowers specifying such suspension or waiver.
          11.5 Remedies. Agents’ and Lenders’ rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that any Agent or any Lender may have under any other agreement, including the other Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.
          11.6 Severability. Wherever possible, each provision of this Agreement and the other Loan Documents shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement or any other Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or such other Loan Document.
          11.7 Conflict of Terms. Except as otherwise provided in this Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement conflicts with any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.
          11.8 Confidentiality. Each Agent and each Lender (which term shall for the purposes of this Section 11.8 include the L/C Issuer) agrees to maintain the confidentiality of all non public information regarding Holdings and its Subsidiaries and their businesses identified as such by Holdings or any Borrower and obtained by such Lender pursuant to the requirements hereof, it being understood and agreed by each Borrower that, in any event, each Agent and each Lender may make (i) disclosures of such information to Affiliates of such Lender or Agent and to their respective agents and advisors (and to other Persons authorized by a Lender or Agent to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 11.8) (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (ii) disclosures of such information reasonably required by any bona fide or potential assignee, transferee or participant in connection with the contemplated assignment, transfer or participation of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) to any swap or derivative transaction relating to any Borrower and its obligations (provided, such assignees, transferees, participants, counterparties and advisors are advised of and agree to be

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bound by either the provisions of this Section 11.8 or other provisions at least as restrictive as this Section 11.8), (iii) disclosure to any rating agency when required by it, provided that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to the Credit Parties received by it from any of the Agents or any Lender, and (iv) disclosures required or requested by any governmental agency or representative thereof or by the NAIC or pursuant to legal or judicial process or as required by any statute applicable to a Lender; provided, unless specifically prohibited by applicable law or court order, each Lender and each Agent shall make reasonable efforts to notify U.S. Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition or other routine examination of such Lender by such governmental agency) for disclosure of any such non public information prior to disclosure of such information. In addition, each Agent and each Lender may disclose the existence of this Agreement and the information about this Agreement to market data collectors, similar services providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement and the other Loan Documents.
          11.9 GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT IN NEW YORK COUNTY AND; PROVIDED, FURTHER THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION

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OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE ON HOLDINGS LOCATED AT TWO AMERICAN CENTER, 3102 WEST END AVENUE, SUITE 1000, NASHVILLE, TENNESSEE 37203, AS ITS APPOINTED AGENT FOR SERVICE OF PROCESS. AT ANY TIME THAT HOLDINGS DOES NOT SERVE AS THE APPOINTED AGENT OF THE CREDIT PARTIES FOR SERVICE OF PROCESS, SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX H OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.
          11.10 Notices.
          (a) Addresses. All notices, demands, requests, directions and other communications required or expressly authorized to be made by this Agreement shall, whether or not specified to be in writing but unless otherwise expressly specified to be given by any other means, be given in writing and (i) addressed to (A) the party to be notified and sent to the address or facsimile number indicated in Annex H, or (B) otherwise to the party to be notified at its address specified on the signature page of any applicable Assignment Agreement, (ii) posted to Intralinks® (to the extent such system is available and set up by or at the direction of Administrative Agent prior to posting) in an appropriate location by uploading such notice, demand, request, direction or other communication to www.intralinks.com, faxing it to 866-545-6600 with an appropriate bar-coded fax coversheet or using such other means of posting to Intralinks® as may be available and reasonably acceptable to Administrative Agent prior to such posting, (iii) posted to any other E-System set up by or at the direction of Administrative Agent in an appropriate location or (iv) addressed to such other address as shall be notified in writing (A) in the case of Borrower, Administrative Agent and any Swing Line Lender, to the other parties hereto and (B) in the case of all other parties, to Borrower and Administrative Agent. Transmission by electronic mail (including E-Fax, even if transmitted to the fax numbers set forth in clause (i) above) shall not be sufficient or effective to transmit any such notice under this clause (a) unless such transmission is an available means to post to any E-System. Notwithstanding the foregoing, (x) the posting of notices on any other E-System shall not apply to notices to any Lender or L/C Issuer pursuant to Section 1.1 and 1.2 if such Lender or the L/C Issuer, as applicable has notified Administrative Agent that is incapable of receiving notices by such electronic methods and (y) Administrative Agent reserves the right to change its policies and procedures with respect to receiving communications on Intralinks or any other E-System.
          (b) Effectiveness. All communications described in clause (a) above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if delivered by overnight courier service, one Business Day after delivery to such courier service, (iii) if delivered by mail, when deposited in the mails, (iv) if delivered by facsimile (other than to post to an E-System pursuant to clause (a)(ii) or (a)(iii) above), upon sender’s receipt of confirmation of proper transmission, and (v) if delivered by posting to any E-System, on the later of the date of such posting in an appropriate location and the date access

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to such posting is given to the recipient thereof in accordance with the standard procedures applicable to such E-System. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower or Administrative Agent) designated in Annex H to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Each of the Credit Parties understands that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution and agrees and assumes the risks associated with such electronic distribution, except to the extent caused by the willful misconduct, bad faith or gross negligence of Administrative Agent. The E-System is provided “as is” and “as available”. None of the Agents nor any of its respective officers, directors, partners, employees, agents, advisors or representatives (the “Agent Affiliates”) warrant the accuracy, adequacy, or completeness of the E-System and each expressly disclaims liability for errors or omissions in the E-System. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects is made by the Agent Affiliates in connection with the E-System. Each of the Credit Parties, the Lenders, the L/C Issuer agree that Administrative Agent may, but shall not be obligated to, store any electronic communications on the E-System in accordance with Administrative Agent’s customary document retention procedures and policies.
          11.11 Section Titles. The Section titles and Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
          11.12 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.
          11.13 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS

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FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 11.13 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
          11.14 Press Releases and Related Matters. Each party executing this Agreement agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of any other party, including GSCP, GE Capital or any of their respective Affiliates or referring to this Agreement, the other Loan Documents or the Related Transactions Documents without at least two (2) Business Days’ prior notice to such other parties and without the prior written consent of such other parties unless (and only to the extent that) such party or Affiliate is required to do so under law and then, in any event, such party or Affiliate will consult with such other parties before issuing such press release or other public disclosure. Each Credit Party consents to the publication by GSCP, GE Capital or any Lender of advertising material relating to the financing transactions contemplated by this Agreement using any Borrower’s name, product photographs, logo or trademark. GSCP, GE Capital or such Lender shall provide a draft of any advertising material to each Credit Party for review and comment prior to the publication thereof. Notwithstanding the foregoing, each of GSCP and GE Capital reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements without the consent of any Credit Party.
          11.15 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Credit Party for liquidation or reorganization, should any Credit Party become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Credit Party’s assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
          11.16 Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Sections 11.9 and 11.13, with its counsel.
          11.17 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto

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and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
          11.18 PATRIOT Act Notice. Each Lender subject to the USA PATRIOT Act of 2001 (31 U.S.C. 5318 et seq.) hereby notifies Borrowers that, pursuant to Section 326 thereof, it is required to obtain, verify and record information that identifies Borrowers and Guarantors including the names and addresses of Borrowers and Guarantors and other information allowing such Lender to identify Borrowers and Guarantors in accordance with such act. Each Lender subject to the Proceeds of Crime (money laundering) and Terrorist Financing Act (Canada) hereby notifies Borrowers that, pursuant to Part I thereof, it is required to obtain, verify and record information that identifies Borrowers and Guarantors including the names and addresses of Borrowers, Guarantors and their respective directors and other information allowing such Lender to identify Borrowers and Guarantors in accordance with such act.
          11.19 Mandatory Costs. For the purposes of this Agreement, the cost of compliance (“Mandatory Costs”) with existing requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) will be calculated by Administrative Agent in relation to each Loan or unpaid sum to which such requirements are applicable on the basis of Administrative Agent’s own rates by reference to the circumstances existing on the first day of each LIBOR Period or (as the case may be) EURIBOR Period in respect of such Loan or unpaid sum in accordance with the following formula:
     (a) in relation to a UK Revolving Credit Advance denominated in Sterling, the Sterling Term Loan or the Sterling Swing Line Loan:

AB+C(B-D)+E×0.01	per cent. per annum
100-(A+C)
     (b) in relation to a Loan in any currency other than Sterling:

E×0.01	per cent. per annum.
300
             Where:
A	is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.
B	is the percentage rate of interest (excluding the Mandatory Cost) payable for the relevant LIBOR Period or EURIBOR Period, as the case may be, on the Loan.
C	is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

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D	is the percentage rate per annum payable by the Bank of England to Administrative Agent on interest bearing Special Deposits.
E	is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by Administrative Agent as being the average of the most recent rates of charge supplied by the Reference Banks to Administrative Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.
For the purposes of this Section:
     (a) “Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England; and
     (b) “Fees Rules” means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits.
In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.
          11.20 Joint and Several Liability. Notwithstanding any other provision contained herein or in any other Loan Document, if a “secured creditor” (as that term is defined under the Bankruptcy and Insolvency Act (Canada)) is determined by a court of competent jurisdiction not to include a Person to whom obligations are owed on a joint or joint and several basis, then any Canadian Credit Party’s Obligations (and the Obligations of each other Credit Party), to the extent such Obligations are secured, only shall be several obligations and not joint or joint and several obligations.
          11.21 Evidence of Debt for Purposes of Executive Proceedings in Spain.
          (a) For the purposes of Article 571 et. seq. of the Spanish Civil Procedure Law (Law 1/2000 of January 7) (Ley de Enjuiciamiento), in the event of the enforcement or foreclosure of any Credit Document (including, for purposes of illustration and not limitation, the Guaranty and the Spanish Collateral Documents) upon an Event of Default:
          (i) the amount due and payable under the Loan Documents that may be claimed in any executive proceedings shall be the amount specified in the certification issued by the Administrative Agent or the Collateral Agent, on behalf of the Lenders, which certification attests to the closing-date balance in the accounts maintained by such Agent in connection with this Agreement or any other applicable Loan Document for the accounting of the repaid principal, ordinary interest, default interest, fees, expenses and any other amounts due hereunder or thereunder (the “Spanish Certification”); and
          (ii) the Administrative Agent or the Collateral Agent may have the Spanish Certification notarized at the sole cost and expense of the Credit Parties.

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          (b) The Administrative Agent or the Collateral Agent, as applicable, will be in charge of the settlement to determine the amount which is due, payable and enforceable. As a result, the submission of the following documents will be sufficient for the foreclosure of any Collateral Document or the enforcement of any other applicable Loan Document:
          (i) an original notarial copy of the applicable Collateral Document or other Loan Document issued in accordance with the formalities of Article 517.2.4° or Article 5.1.7.2.5° of the Spanish Civil Procedure Law (as amended or otherwise reenacted from time to time), as the case may be;
          (ii) the document(s) that reflect(s) the balance resulting from the settlement carried out by the applicable Agent (i.e., the Spanish Certification), as well as an extract from the credit and debit entries including the corresponding interest applied which determines the balance which is being claimed;
          (iii) a notarial document that attests to the fact that the settlement of the debt has been conducted in the form agreed herein; and
          (c) a notarial certificate evidencing that the applicable Credit Party has been duly served notice of the amount that is due and payable.
          11.22 Spanish Formalities. Upon the request of the Administrative Agent or the Collateral Agent, each Credit Party agrees that this Agreement and any other Loan Document to which it is a party (and any amendment to any of the foregoing) shall be formalized, at the sole cost and expense of the Credit Parties, in a Spanish notarial document (escritura pública or póliza intervenida).
          11.23 Limitations Act, 2002 (Ontario). Each of the parties hereto agree that any and all limitation periods provided for in the Limitations Act, 2002 (Ontario), as amended from time to time, shall be excluded from application to the Obligations and any undertaking, covenant, indemnity or other agreement of any Credit Party provided for in any Loan Document or Hedging Agreement to which it is a party in respect thereof, in each case to fullest extent permitted by such Act.
          11.24 Release of Credit Parties. In furtherance and not in limitation of any similar provision in the Guaranty, in the event that the Equity Interests of any Credit Party are disposed of pursuant to a Disposition permitted under the Credit Agreement, all obligations of such Credit Party hereunder shall terminate, without delivery of any instrument or performance of any act by any party, and such Credit Party shall be released automatically from its obligations hereunder without delivery of any instrument or performance of any act by any party. The Administrative Agent agrees to deliver to such Credit Party such instruments and documents as it may reasonably request to evidence such termination or release.
12. DEBT ALLOCATION MECHANISM
          12.1 Implementation of DAM.

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          (a) On the DAM Exchange Date, (i) the Commitments shall automatically and without further act be terminated as provided in Section 8 of the Agreement, (ii) the Lenders shall automatically and without further action (and without regard to the provisions of Section 9.1 of the Agreement) be deemed to have exchanged interests in the Loans such that in lieu of the interest of each Lender in each Loan in which it shall participate as of such date (including such Lender’s interest in the Obligations of each Credit Party in respect of each such Loan), such Lender shall hold an interest in every one of the Loans including the Obligations of each Credit Party in respect of each such Loan, whether or not such Lender shall previously have participated therein, equal to such Lender’s DAM Percentage thereof and (iii) simultaneously with the deemed exchange of interests pursuant to clause (ii) above, in the case of any DAM Dollar Lender that has prior to the date thereof notified Administrative Agent and U.S. Borrower in writing that it has elected to have this clause (iii) apply to it, the interests in the Loans to be received by such DAM Dollar Lender in such deemed exchange shall, automatically and with no further action required, be converted into Dollars, determined using Administrative Agent’s Spot Rate of Exchange calculated as of such date, of such amount and on and after such date all amounts accruing and owed to such DAM Dollar Lender in respect of such Obligations shall accrue and be payable in Dollars at the rate otherwise applicable hereunder, provided that such DAM Exchange will not affect the aggregate amount of the Obligations of Borrowers to the Lenders under the Loan Documents. Each Lender hereby consents and agrees to the DAM Exchange and agrees that the DAM Exchange shall be binding upon its successors and assigns and any person that acquires a participation in its interests in any Loan. Each Lender agrees to surrender any promissory notes originally received by it in connection with its Loans to Administrative Agent against delivery of new promissory notes evidencing its interests in the Loans after giving effect to the DAM Exchange.
          (b) As a result of the DAM Exchange, upon and after the DAM Exchange Date, each payment received by Administrative Agent pursuant to any Loan Document in respect of the Obligations, and each distribution made by Administrative Agent pursuant to any Loan Document in respect of the Obligations, shall be distributed to the Lenders pro rata in accordance with their respective DAM Percentages. Any direct payment received by a Lender upon or after the DAM Exchange Date, including by way of setoff, in respect of an Obligation shall be paid over to Administrative Agent for distribution to the Lenders in accordance herewith.
          12.2 Letters of Credit.
          (a) In the event that on the DAM Exchange Date any Letter of Credit shall be outstanding and undrawn in whole or in part, or any amount drawn under a Letter of Credit shall not have been reimbursed to the L/C Issuer (“Unpaid Drawings”), each Revolving Lender in respect of Unpaid Drawings on Letters of Credit shall, before giving effect to the DAM Exchange, promptly pay over to Administrative Agent, in immediately available funds and in the currency that such Letters of Credit are denominated, an amount equal to such Lender’s applicable Pro Rata Share of the Revolving Commitment (as notified to such Lender by Administrative Agent), of such Letter of Credit’s undrawn face amount or (to the extent it has not already done so) such Letter of Credit’s Unpaid Drawing, as the case may be, together with interest thereon from the DAM Exchange Date to the date on which such amount shall be paid to Administrative Agent at the rate that would be applicable at the time to a Revolving Loan that is an Index Rate Loan in a principal amount equal to such amount, as the case may be.

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Administrative Agent shall establish a separate account or accounts for each Lender (each, an “L/C Reserve Account”) for the amounts received with respect to each such Letter of Credit pursuant to the preceding sentence. Administrative Agent shall deposit in each Lender’s L/C Reserve Account such Lender’s DAM Percentage of the amounts received from the Lenders as provided above. Administrative Agent shall have sole dominion and control over each L/C Reserve Account, and the amounts deposited in each L/C Reserve Account shall be held in such L/C Reserve Account until withdrawn as provided in paragraph (b), (c), (d) or (e) below. Administrative Agent shall maintain records enabling it to determine the amounts paid over to it and deposited in the L/C Reserve Accounts in respect of each Letter of Credit and the amounts on deposit in respect of each Letter of Credit attributable to each Lender’s DAM Percentage. The amounts held in each Lender’s L/C Reserve Account shall be held as a reserve against the Letter of Credit Exposure, shall be the property of such Lender, shall not constitute Loans to or give rise to any claim of or against any Credit Party and shall not give rise to any obligation on the part of Borrowers to pay interest to such Lender, it being agreed that the reimbursement obligations in respect of Letters of Credit shall arise only at such times as drawings are made thereunder, as provided in Section 1.
          (b) In the event that after the DAM Exchange Date any drawing shall be made in respect of a Letter of Credit, Administrative Agent shall, at the request of the L/C Issuer withdraw from the L/C Reserve Account of each Lender any amounts, up to the amount of such Lender’s DAM Percentage of such drawing, deposited in respect of such Letter of Credit and remaining on deposit and deliver such amounts to such L/C Issuer in satisfaction of the reimbursement obligations of the Lenders under Section 1 (but not of Borrowers). In the event any Lender shall default on its obligation to pay over any amount to Administrative Agent in respect of any Letter of Credit as provided in this Section 12.2, such L/C Issuer shall, in the event of a drawing thereunder, have a claim against such Lender to the same extent as if such Lender had defaulted on its obligations under Section 1.16, but shall have no claim against any other Lender in respect of such defaulted amount, notwithstanding the exchange of interests in the reimbursement obligations pursuant to Section 12.1. Each other Lender shall have a claim against such defaulting Lender for any damages sustained by it as a result of such default, including, in the event such Letter of Credit shall expire undrawn, its DAM Percentage of the defaulted amount.
          (c) In the event that after the DAM Exchange Date any Letter of Credit shall expire undrawn, Administrative Agent shall withdraw from the L/C Reserve Account of each Lender the amount remaining on deposit therein in respect of such Letter of Credit and distribute such amount to such Lender.
          (d) With the prior written approval of Administrative Agent and the L/C Issuer, any Lender may withdraw the amount held in its L/C Reserve Account in respect of the undrawn amount of any Letter of Credit. Any Lender making such a withdrawal shall be unconditionally obligated, in the event there shall subsequently be a drawing under such Letter of Credit, to pay over to Administrative Agent, for the account of such L/C Issuer on demand, its DAM Percentage of such drawing.
          (e) Pending the withdrawal by any Lender of any amounts from its L/C Reserve Account as contemplated by the above paragraphs, Administrative Agent will, at the

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direction of such Lender and subject to such rules as Administrative Agent may prescribe for the avoidance of inconvenience, invest such amounts in Cash Equivalents (other than Cash Equivalents referred to clauses (d) and (e) of the definition thereof). Each Lender that has not withdrawn the amounts in its L/C Reserve Account as provided in paragraph (d) above shall have the right, at intervals reasonably specified by Administrative Agent, to withdraw the earnings on investments so made by Administrative Agent with amounts in its L/C Reserve Account and to retain such earnings for its own account.
          12.3 Net Payments Upon Implementation of DAM Exchange. Notwithstanding any other provision of this Agreement, if, as a direct result of the implementation of the DAM Exchange by law any Taxes are required to be deducted or withheld (other than a Tax on the overall net income) from amounts payable to Administrative Agent, any Lender or any Participant under the Loan Documents, (i) the amounts so payable to Administrative Agent, such Lender or such Participant shall be increased to the extent necessary to yield to Administrative Agent, such Lender or such Participant (after payment of all such Taxes) interest or any such other amounts payable under the Loan Documents at the rates or in the amounts specified in this Agreement and (ii) within thirty days after paying any sum from which any deduction or withholding is required by law, and within thirty days after the due date of payment of any Tax that is required to be paid with respect to such deduction or withholding, the applicable Borrower shall deliver or cause to be delivered to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; provided, however, that Borrowers shall not be required to increase any such amounts payable to such Lender or Participant under this Section 12.3 (but, rather, shall be required to increase any such amounts payable to such Lender or Participant to the extent required by Section 1.11) if such Lender or Participant was prior to or on the DAM Exchange Date already a Lender or Participant with respect to such Borrower. To the extent that pursuant to the DAM Exchange, a Lender (or a Participant) becomes a Foreign Lender (or Foreign Participant) with respect to a particular Borrower and such Foreign Lender (or Foreign Participant), in its good faith judgment, is eligible for an exemption from, or reduced rate of, withholding taxes on payments made on such Loan interest received pursuant to the DAM Exchange, such Foreign Lender (or Foreign Participant) shall establish an exemption or reduction from such withholding taxes as soon as practicable. To the extent a Borrower is obligated to make payments to a Lender (or Participant) that is a Foreign Lender (or Foreign Participant) as a result of the DAM Exchange, such Borrower shall not be required to increase any amounts payable to such Foreign Lender (or Foreign Participant) or to indemnify such Foreign Lender (or Foreign Participant) to the extent of any withholding tax resulting from the failure by such Foreign Lender (or Foreign Participant) to establish an exemption or reduction from such withholding taxes when such Foreign Lender (or Foreign Participant) was able to do so. If U.S. Borrower, Canadian Borrower or the UK Borrower, as the case may be, fails to pay or cause to be paid any such Taxes that is required by law to be paid with respect to such deduction or withholding when due to the appropriate taxing authority or fails to remit or cause to be remitted to Administrative Agent the required receipts or other required documentary evidence, such Borrower shall indemnify the Agents, the Lenders and the Participants for any incremental taxes, interest, costs or penalties that may become payable by the Agents, such Lenders or such Participants as a result of any such failure, provided that such Agent, Lender or Participant was not excluded from receiving an increased amount pursuant to the immediately preceding sentence.

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          IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

U.S. BORROWER SITEL, LLC
By:
Name:
Title:
UK BORROWER CLIENTLOGIC HOLDING LIMITED
By:
Name:
Title:

CANADIAN BORROWER SITEL CANADA CORPORATION
By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner, Administrative Agent, Collateral Agent, U.S. Dollars Swing Line Lender, Sterling Swing Line Lender, Euro Swing Line Lender and a Lender

By:

Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent and Lender
By:
Duly Authorized Signatory

GE CORPORATE FINANCE BANK SAS, LONDON BRANCH, as Lender
By:
Name:
Title:

FIFTH THIRD BANK, as Lender
By:
	Name:	John K. Perez
	Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender
By:
Name:
Title:

By:
Name:
Title:

EXPORT DEVELOPMENT CANADA, as Lender
By:
Name:
Title:

By:
Name:
Title:

BANK OF AMERICA, N.A., by its Canada Branch, as Canadian Dollars Swing Line Lender, Canadian Dollars L/C Issuer and a Lender
By:
Name:
Title:

BANK OF AMERICA, N.A., as U.S. Dollars L/C Issuer and a Lender
By:
Name:
Title:

BANK OF AMERICA, N.A., as UK L/C Issuer and a Lender
By:
Name:
Title:

          The following Persons are signatories to this Agreement in their capacity as Credit Parties and not as Borrowers and, with respect to the Acquired Business and each of its Subsidiaries party hereto, such signatures are not effective until immediately following the consummation of the Acquisition.

CLIENTLOGIC COMPANIES CLIENTLOGIC CORPORATION
By:
Name:
Title:

1293219 ONTARIO INC.
By:
Name:
Title:

1293220 ONTARIO INC.
By:
Name:
Title:

CLIENTLOGIC MEXICO S.A. DE C.V.
By:
Name:
Title:

CLIENTLOGIC OPERATING CORPORATION
By:
Name:
Title:

SERVICE ZONE HOLDINGS, INC.
By:
Name:
Title:

CATALOG RESOURCES, INC.
By:
Name:
Title:

CLIENTLOGIC INTERNATIONAL HOLDING, INC.
By:
Name:
Title:

SERVICE ZONE, INC.
By:
Name:
Title:

CLIENTLOGIC (UK) HOLDING LIMITED
By:
Name:
Title:

CLIENTLOGIC LIMITED
By:
Name:
Title:

CLIENTLOGIC (UK) LIMITED
By:
Name:
Title:

SITEL COMPANIES SITEL CORPORATION
By:
Name:
Title:

SITEL INTERNATIONAL, LLC
By:
Name:
Title:

NATIONAL ACTION FINANCIAL SERVICES, INC.
By:
Name:
Title:

SITEL (BVI) INTERNATIONAL, INC.
By:
Name:
Title:

SITEL TELESERVICES CANADA, INC.
By:
Name:
Title:

SITEL EUROPE LIMITED
By:
Name:
Title:

SITEL UK LIMITED
By:
Name:
Title:

SITEL FINANCE CORP.
By:
Name:
Title:

SITEL PANAMA, S.A.
By:
Name:
Title:

SITEL PHILIPPINES CORPORATION
By:
Name:
Title:

SITEL INDIA LIMITED
By:
Name:
Title:

ANNEX A (Recitals)
to
CREDIT AGREEMENT
DEFINITIONS
          Capitalized terms used in the Loan Documents shall have (unless otherwise provided elsewhere in the Loan Documents) the following respective meanings and all references to Sections, Exhibits, Schedules or Annexes in the following definitions shall refer to Sections, Exhibits, Schedules or Annexes of or to the Agreement:
          “Account Debtor” means any Person who may become obligated to any Credit Party under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).
          “Accounting Changes” has the meaning ascribed thereto in Annex F.
          “Accounts” means all “accounts,” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party.
          “Acquired Business” means SITEL Corporation, a Minnesota corporation.
          “Acquisition” means the merger of Stagecoach Acquisition Company, a wholly-owned subsidiary of U.S. Borrower with and into the Acquired Business with the Acquired Business being the survivor thereof.
          “Acquisition Agreement” means the Agreement and Plan of Merger dated as of October 12, 2006 among the Acquired Business, Holdings and Stagecoach Acquisition Company, as amended by Amendment No. 1 thereto dated December 8, 2006.
          “Acquisition Pro Forma” shall have the meaning ascribed to it in Section 6.1(i)(E).
          “Adjusted EBITDA” means, for any applicable period, the sum of
     (a) Net Income, plus
     (b) to the extent deducted in determining Net Income, the sum of (i) Interest Expense, (ii) Federal, state, local and foreign income withholding, franchise, state single business unitary and similar Tax expense, (iii) depreciation of assets, (iv) amounts attributable to amortization (including amortization of goodwill and other intangible assets), (v) all non-cash charges and items, including all (A) non-cash charges and items associated with restructurings, whether announced previously or in the future, (B) foreign currency income or loss, (C) impairment of intangible assets and write-offs of property, plant and equipment, (D) non-cash stock compensation and (E) non-cash charges and items attributed to Affiliates owned by a Group Member (excluding any such non-cash charge to the extent that it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in a prior period), (vi) net cash charges incurred in the applicable period associated with or related to any restructurings (whether or not such charges are classified as a restructuring charge in accordance with GAAP), whether announced previously or in the future, including those related to the Related Transactions, (vii) all amounts in respect of extraordinary losses, (viii) non-cash compensation expense, or other non-cash expenses or charges, arising from the sale of stock, the granting of stock options, the granting of stock appreciation rights and similar arrangements (including any repricing, amendment, modification, substitution or change of any such stock, stock option, stock appreciation rights or similar arrangements), (ix) any financial advisory fees, accounting fees, legal fees and other similar advisory and consulting fees, cash charges in respect of strategic market reviews, management bonuses and early retirement of Indebtedness, and related out-of-pocket expenses incurred by Holdings or any of its Subsidiaries as a result of the Related Transactions, all determined in accordance with GAAP, (x) non-cash or unrealized losses on agreements with respect to Hedging Obligations (excluding mark to market losses), (xi) to the extent non-recurring and not capitalized, any financial advisory fees, accounting fees, legal fees and similar advisory and consulting fees and related costs and expenses of the Borrower and its Subsidiaries incurred as a result of Permitted Acquisitions, Investments, Dispositions permitted hereunder, any amendment or other modification to this Agreement and the issuance of Capital Securities or Indebtedness permitted hereunder, all determined in accordance with GAAP and in each case eliminating any increase or decrease in income resulting from non-cash accounting adjustments made in connection with the related Permitted Acquisition or Dispositions, (xii) to the extent the related loss is not otherwise added back pursuant to this clause (b), all proceeds actually received of business interruption insurance policies, (xiii) expenses incurred by the Borrower or any Subsidiary to the extent actually reimbursed in cash by a third party, (xiv) to the extent permitted hereunder the amount of management, monitoring, consulting and advisory fees and related expenses paid to the Permitted Holders and the amount of reasonable and customary investment banking fees paid to the Permitted Holders for services rendered to Holdings or any of its Subsidiaries in connection with divestitures, acquisitions, financings and other transactions, including the Related Transaction, (xv) to the extent the related loss is not otherwise added back pursuant to this clause (b), any non-cash charge resulting from a transaction effected pursuant to Section 9.1(a)(ii) or any non-cash accruals for income tax resulting from any such transaction and (xvi) any losses resulting from any currency fluctuations in connection with the prepayment of Term Loans with the proceeds of the Senior Notes; minus
     (c) to the extent included in determining such Net Income, the sum of (i) all amounts in respect of extraordinary gains, (ii) non-cash gains on agreements with respect to Hedging Obligations (excluding mark to market gains), (iii) reversals (in whole or in part) of any restructuring charges previously treated as non-cash charges in any prior period, (iv) non-cash items increasing such Net Income for such period, other than (A) the accrual of revenue consistent with past practice (excluding any such non-Cash gain to the extent it represents the reversal of an accrual or reserve for potential Cash gain in any prior period), (B) the reversal in such period of an accrual of, or cash reserve for, cash expenses in a prior period, to the extent such accrual or reserve did not increase Adjusted EBITDA in a prior period, (C) non-cash incentive grant income from any Governmental Authority (whether in the form of forgiveness of a loan or lease, or otherwise) and (D) non-cash income attributable to Affiliates owned by a Group Member hereunder and (v) any after-

tax gains or losses attributable to Dispositions or returned surplus assets of any Pension Plan.
          Notwithstanding anything to the contrary contained herein, (a) Adjusted EBITDA shall be deemed to be (i) $34,815,000 for the first Fiscal Quarter of the 2006 Fiscal Year, (ii) $33,229,000 for the second Fiscal Quarter of the 2006 Fiscal Year, (iii) $30,689,000 for the third Fiscal Quarter of the 2006 Fiscal Year and (iv) $38,500,000 for the fourth Fiscal Quarter of the 2006 Fiscal Year and after financials are available for such period, actual Adjusted EBITDA for such Fiscal Quarter, (b) Adjusted EBITDA shall be increased by $8,000,000 for the first Fiscal Quarter of the 2007 Fiscal Year to account for the Adjusted EBITDA of the Acquired Business for the period from January 1, 2007 to January 30, 2007 and (c) Adjusted EBITDA shall be increased by (i) $28,700,000 for the four Fiscal Quarter period ending March 31, 2007 (ii) $24,200,000 for the four Fiscal Quarter period ending June 30, 2007 and (iii) $13,700,000 for the four Fiscal Quarter period ending September 30, 2007, in each case to account for anticipated synergies as a result of the Acquisition.
          “Administrative Agent” has the meaning ascribed to it in the preamble to the Agreement.
          “Administrative Agent’s Spot Rate of Exchange” means the rate determined by Administrative Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. (in the applicable time zone) on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided that Administrative Agent may obtain such spot rate from another financial institution designated by Administrative Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency.
          “Advance” means any Revolving Credit Advance or any Swing Line Advance, as the context may require.
          “Affected Lender” has the meaning ascribed to it in Section 1.12(d).
          “Affected Euro Term Loan Extension Series” has the meaning ascribed to it in Section 1.17(h)(ii).
          “Affected Sterling Term Loan Extension Series” has the meaning ascribed to it in Section 1.17(h)(iii).
          “Affected U.S. Term Loan Extension Series” has the meaning ascribed to it in Section 1.17(h)(i).
          “Affiliate” means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 5% or more of the Equity Interests having ordinary voting power in the election of directors of such Person, and (b) each Person that controls, is controlled by or is under common control with such Person. For the purposes of this definition, “control” of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, (a) no individual shall be an Affiliate solely by reason of his or her being a director, officer or employee of Holdings or any of its Subsidiaries and (b) neither Agents nor any Lender shall be an Affiliate.
          “Affiliate Sub Debt” means unsecured Indebtedness of Holdings:
          (a) that is held by any Permitted Holder (but only if such holder is an “insider” for purposes of the Bankruptcy Code, and so long as any such Permitted Holder is not Holdings or any its Subsidiaries);
          (b) as to which no cash payments of principal or interest may be made prior to the Term Loan Maturity Date;
          (c) that is subject to an Affiliate Subordination Agreement, in substantially the form of Exhibit A (with such modifications as may be agreed to by the Administrative Agent in its reasonable judgment) among Holdings, the holder of such Affiliate Sub Debt and Administrative Agent; and
          (d) which is unsecured, does not amortize, mature or become mandatorily prepayable prior to six (6) months after the Term Loan Maturity Date.
          “Agent” means each of Administrative Agent, Collateral Agent and Syndication Agent and their permitted sub-agents.
          “Agent Affiliate” has the meaning ascribed to it in Section 11.10(b).
          “Agreement” means the Credit Agreement, dated as of January 30, 2007, among Borrowers, the other Credit Parties party thereto, the Lenders from time to time party thereto, GSCP, as Joint Lead Arranger and Joint Bookrunner, Administrative Agent and Collateral Agent, GE Capital Markets, Inc., as Joint Lead Arranger and Joint Bookrunner, and GE Capital, as Syndication Agent, as amended by the First Amendment, dated as of December 9, 2008, the Second Amendment, dated as of April 21, 2009, the Third Amendment, dated as of February 18, 2010, and the Fourth Amendment, dated as of May 12, 2011, and as the same may be further amended, supplemented, restated or otherwise modified from time to time.
          “Appendices” has the meaning ascribed to it in the recitals to the Agreement.
          “Applicable EURIBOR Margin” means the per annum interest rate from time to time in effect and payable in addition to the EURIBOR Rate applicable to a Loan, as determined by reference to Section 1.5(a).
          “Applicable Euro Term Loan EURIBOR Margin” means the per annum interest rate from time to time in effect and payable in addition to the EURIBOR Rate applicable to a Loan, as determined by reference to Section 1.5(a).

          “Applicable Index Margin” means the per annum interest rate margin from time to time in effect and payable in addition to the Index Rate applicable to a Loan, as determined by reference to Section 1.5(a).
          “Applicable L/C Margin” means the per annum fee, from time to time in effect, payable with respect to outstanding Letter of Credit Obligations as determined by reference to Section 1.5(a).
          “Applicable LIBOR Margin” means the per annum interest rate from time to time in effect and payable in addition to the LIBOR Rate applicable to a Loan, as determined by reference to Section 1.5(a).
          “Applicable Margins” means collectively the Applicable L/C Margin, the Applicable Unused Line Fee Margin, the Applicable Index Margin, the Applicable LIBOR Margin, the Applicable EURIBOR Margin and the Applicable BA Rate Margin, the Applicable Euro Term Loan EURIBOR Margin, the Applicable U.S. Term Loan LIBOR Margin and the Applicable U.S. Term Loan Index Margin.
          “Applicable U.S. Term Loan Index Margin” means the per annum interest rate from time to time in effect and payable in addition to the Index Rate applicable to a Loan, as determined by reference to Section 1.5(a).
          “Applicable U.S. Term Loan LIBOR Margin” means the per annum interest rate from time to time in effect and payable in addition to the LIBOR Rate applicable to a Loan, as determined by reference to Section 1.5(a).
          “Applicable Unused Line Fee Margin” means the per annum fee, from time to time in effect, payable in respect of Borrowers’ non-use of committed funds pursuant to Section 1.6(b), which fee is determined by reference to Section 1.5(a).
          “Assignment Agreement” has the meaning ascribed to it in Section 9.1(a).
          “BA Rate” means, in respect of any proposed BA Rate Loan, the rate per annum determined by Administrative Agent by reference to the average rate quoted on the Reuters Monitor Screen (Page CDOR, or such other Page as may replace such Page on such Screen for the purpose of displaying Canadian interbank bid rates for Canadian Dollars bankers’ acceptances) applicable to Canadian Dollars bankers’ acceptances with a term comparable to such proposed BA Rate Loan as of 10:00 a.m. (Toronto time) on the date of such proposed BA Rate Loan. If for any reason the Reuters Monitor Screen rates are unavailable, BA Rate means the rate of interest determined by Administrative Agent that is equal to the arithmetic mean (rounded upwards to the nearest basis point) of the rates quoted by The Bank of Nova Scotia, Royal Bank of Canada and Canadian Imperial Bank of Commerce in respect of Canadian Dollars bankers’ acceptances with a term comparable to such proposed BA Rate Loan. No adjustment shall be made to account for the difference between the number of days in a year on which the rates referred to in this definition are based and the number of days in a year on the basis of which interest is calculated in the Agreement.

          “BA Rate Loan” means a Loan or any portion thereof bearing interest by reference to the BA Rate.
          “BA Rate Period” means, with respect to any BA Rate Loan, a period commencing on a Business Day selected by the Canadian Borrower pursuant to the Agreement and ending one, two, three or six months thereafter, as selected by the Canadian Borrower’s irrevocable notice to Administrative Agent as set forth in Section 1.5(e); provided, that the foregoing provision relating to BA Rate Periods is subject to the following:
          (a) if any BA Rate Period would otherwise end on a day that is not a Business Day, such BA Rate Period shall be extended to the next succeeding Business Day;
          (b) any BA Rate Period that would otherwise extend beyond the Commitment Termination Date shall end two (2) Business Days prior to such applicable date;
          (c) the Canadian Borrower shall select BA Rate Periods so as not to require a payment or prepayment of any BA Rate Loan during a BA Rate Period for such Loan; and
          (d) the Canadian Borrower shall select BA Rate Periods so that there shall be no more than 10 separate BA Rate Loans in existence at any one time.
          “Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq.
          “Belgian Collateral Documents” means each of the following documents: a share pledge agreement in respect of all shares in Sitel Belgium NV and a receivables pledge agreement from Sitel Belgium NV and any supporting documentation required to be delivered in connection with the foregoing (including for each Belgian Guarantor, the resolutions of its Board of Directors, which shall set out the reasons why the Board of Directors of that Belgian Guarantor considered that its entry into a Guaranty, and in particular the assumption of its guarantee obligations thereunder and the granting of security pursuant thereto, is of benefit to that Belgian Guarantor).
          “BOC Overnight Rate” means, for any day, a floating rate of interest equal to the “target for the overnight rate” then in effect, as determined by the Bank of Canada.
          “Borrower Affiliated Purchaser” means any of (i) Onex, (ii) the U.S. Borrower, with respect to Buyback Loan Purchases of U.S. Term Loans or (iii) the UK Borrower with respect to Buyback Loan Purchases of Euro Term Loans or Sterling Term Loans, as applicable.
          “Borrowers” has the meaning ascribed thereto in the preamble to the Agreement.
          “Brazilian Collateral Documents” means each of the following documents: (i) the Quota Pledge Agreement by and among SITEL (BVI) International, Inc., SITEL International, and Goldman Sachs Credit Partners L.P. in its capacity as Administrative Agent and Collateral Agent for the Secured Parties, (ii) the Receivables Pledge Agreement between SITEL Do Brasil Ltda and and Goldman Sachs Credit Partners L.P. in its capacity as Administrative Agent and

Collateral Agent for the Secured Parties, and (iii) any supporting documentation required to be delivered in connection with the foregoing.
          “British Virgin Islands Collateral Documents” means each of the following documents: (i) the Share Charge by SITEL International, LLC in favor of Goldman Sachs Credit Partners L.P., as Administrative agent and Collateral agent for the Secured Parties and (ii) any supporting documentation required to be delivered in connection with the foregoing.
          “Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York or the Province of Ontario and in reference to LIBOR Loans shall mean any such day that is also a LIBOR Business Day.
          “Buyback Assignment Agreement”  means with respect to any assignment to a Borrower Affiliated Purchaser pursuant to Section 9.1(a)(ii) hereof, a Buyback Assignment Agreement in the form supplied by the Administrative Agent to the Lenders at the time the applicable Offer Document is posted to the Lenders on IntraLinks.®
          “Buyback Assignment Effective Date”  as defined in Section 9.1(a)(ii)(D).
          “Buyback Certificate”  as defined in Section 9.1(a)(ii).
          “Buyback Loan Purchase”  means any purchase of the Term Loans by a Borrower Affiliated Purchaser pursuant to Section 9.1(a)(ii).
          “Canadian Borrower” means has the meaning ascribed to it in the preamble to the Agreement.
          “Canadian Borrowing Availability” means as of any date of determination (i) the Canadian Maximum Amount, less (ii) the sum of the Dollar Equivalent of the Canadian Revolving Loan and the Dollar Equivalent of the Canadian Dollars Swing Line Loan then outstanding.
          “Canadian Cash Collateral” has the meaning ascribed to it in Annex C.
          “Canadian Collateral Documents” means each of the following documents: (i) the Security Agreement by and among 1293219 Ontario Inc., 1293220 Ontario Inc., SITEL Teleservices Canada Inc., SITEL Customer Care, Inc., SITEL CANADA CORPORATION, and Goldman Sachs Credit Partners L.P., as collateral agent for the Secured Parties and (ii) any supporting documentation required to be delivered in connection with the foregoing.
          “Canadian Credit Party” means a Credit Party organized under the laws of Canada or a province thereof.
          “Canadian Dollars” and “C$” shall mean lawful money of Canada.
          “Canadian Dollars Collection Account” means such account as specified in writing by Administrative Agent as the “Canadian Dollars Collection Account.”

          “Canadian Dollars Swing Line Advance” has the meaning ascribed to it in Section 1.1(d)(i).
          “Canadian Dollars Swing Line Availability” means the lesser of (i) (A) the Canadian Dollars Swing Line Commitment less (B) the Dollar Equivalent of the aggregate outstanding balance of the Canadian Dollars Swing Line Loan at such time and (ii) (A) the Canadian Maximum Amount, less (B) the aggregate outstanding balance of the Dollar Equivalent of Canadian Revolving Loan and the outstanding balance of the Dollar Equivalent of Canadian Dollars Swing Line Loan at such time.
          “Canadian Dollars Swing Line Commitment” means, as to the Canadian Dollars Swing Line Lender, the commitment of the Canadian Dollars Swing Line Lender to make Canadian Dollars Swing Line Advances in an amount equal to $6,000,000, which commitment constitutes a subfacility of the Canadian Revolving Commitment.
          “Canadian Dollars Swing Line Lender” means Bank of America, through its Canada Branch.
          “Canadian Dollars Swing Line Loan” means at any time, the aggregate amount of Canadian Dollars Swing Line Advances outstanding to Canadian Borrower.
          “Canadian Dollars Swing Line Note” has the meaning ascribed to it in Section 1.1(d)(ii).
          “Canadian L/C Issuer” means issuers of Canadian Letters of Credit to Canadian Borrower as contemplated by the Agreement.
          “Canadian L/C Sublimit” has the meaning ascribed to it in Annex C.
          “Canadian Lender” means any Person permitted under Canadian law to carry on business in Canada in accordance with the terms of this Agreement and that is either (i) not a non-resident of Canada for the purposes of the Income Tax Act (Canada), as now in effect, (ii) an authorized foreign bank deemed to be resident in Canada for purposes of Part XIII of the Income Tax Act (Canada), as now in effect, in respect of all amounts payable to such Person pursuant to Canadian Revolving Loans made by it in respect of its Canadian banking business or (iii) a Canadian partnership, within the meaning of that term for the purposes of paragraph 212(13.1)(b) of the Income Tax Act (Canada), as now in effect.
          “Canadian Letter of Credit” means documentary or standby letters of credit issued for the account of Canadian Borrower by any L/C Issuer for which Administrative Agent and Lenders have incurred Canadian Letter of Credit Obligations.
          “Canadian Letter of Credit Fee” has the meaning ascribed to it in Annex C.
          “Canadian Letter of Credit Obligations” means all outstanding obligations incurred by Administrative Agent, Lenders and L/C Issuer at the request of Canadian Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of Canadian Letters of Credit by the L/C Issuer or the purchase of a participation as set forth in

Annex C with respect to any Canadian Letter of Credit. The amount of such Canadian Letter of Credit Obligations shall equal the maximum amount that may be payable by L/C Issuer, Administrative Agent or Lenders thereupon or pursuant thereto.
          “Canadian Loan Account” shall have the meaning ascribed to it in Section 1.9(b).
          “Canadian Loans” means, collectively, the Canadian Revolving Loan and the Canadian Dollars Swing Line Loan.
          “Canadian Maximum Amount” means, as of any date of determination, an amount equal to the Canadian Revolving Commitment of all Lenders as of that date.
          “Canadian Pro Rata Share” means with respect to all matters relating to any Lender (a) with respect to the Canadian Revolving Loan or the Canadian Dollars Swing Line Loan, the percentage obtained by dividing (i) the Canadian Revolving Commitment of that Lender by (ii) the aggregate Canadian Revolving Commitments of all Lenders, and (b) with respect to all Canadian Revolving Loans on and after the Commitment Termination Date, the percentage obtained by dividing (i) the aggregate outstanding principal balance of the Canadian Revolving Loans held by that Lender, by (ii) the outstanding principal balance of the Canadian Revolving Loans held by all Lenders.
          “Canadian Requisite Revolving Lenders” means Lenders having (a) more than 50% of the Canadian Revolving Commitments of all Lenders, or (b) if the Canadian Revolving Commitments have been terminated, more than 50% of the aggregate outstanding amount of the Canadian Revolving Loan.
          “Canadian Revolving Credit Advance” means an Original Canadian Revolving Credit Advance, an Extended Canadian Revolving Credit Advance and a Refinancing Canadian Credit Advance.
          “Canadian Revolving Lenders” means, as of any date of determination, Lenders having a Canadian Revolving Commitment.
          “Canadian Revolving Loan” means an Original Canadian Revolving Loan, an Extended Canadian Revolving Loan and a Refinancing Canadian Revolving Loan.
          “Canadian Revolving Commitment” means (a) as to any Canadian Revolving Lender, the aggregate commitment in U.S. Dollars of such Canadian Revolving Lender to make Canadian Revolving Credit Advances or incur Canadian Letter of Credit Obligations as set forth on Annex I to the Agreement or in the most recent Assignment Agreement, Extension Agreement or Joinder Agreement, as applicable, executed by such Canadian Revolving Lender and (b) as to all Canadian Revolving Lenders, the aggregate commitment in U.S. Dollars of all Canadian Revolving Lenders to make Canadian Revolving Credit Advances or incur Canadian Letter of Credit Obligations, which aggregate commitment shall be $7,000,000 on the Fourth Amendment Effective Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.
          “Canadian Revolving Note” has the meaning ascribed to it in Section 1.1(a)-2(ii).

          “CapEx Pull-Forward Amount” has the meaning ascribed to it in Annex F.
          “Capital Expenditures” means, with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Indebtedness) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP; provided that Capital Expenditures shall not include any such expenditures which constitute any of the following, without duplication: (a) a Permitted Acquisition, (b) to the extent permitted to be reinvested by this Agreement capital expenditures consisting of Net Cash Payments not otherwise required to be used to repay the Loans, (c) capital expenditures made utilizing Excluded Equity Proceeds or the proceeds of an Initial Public Offering, (d) imputed interest capitalized during such period incurred in connection with Capitalized Lease Obligations not paid or payable in cash, (e) the portion of the purchase price of any equipment that would otherwise be considered to be a capital expenditure to the extent it consists of a trade in or swap of equipment previously owned by a Borrower or any Subsidiary, in the ordinary course of business, and (f) any capital expenditure made in connection with the Related Transactions as a result of the transfer of assets of the Acquired Business, provided further, however, that notwithstanding anything contained in the foregoing, “Capital Expenditure” with respect to any Person shall be deemed to include the amount of all cash expenditures in excess of $10,000,000 (or the Dollar Equivalent thereof) incurred during the applicable measuring period associated with or related to any restructurings (whether or not such cash expenditures are classified as a restructuring charge in accordance with GAAP) which are recorded in accordance with GAAP after December 31, 2008. For the avoidance of doubt, any cash expenditures incurred after December 31, 2008 but related to restructuring events pre-dating January 1, 2009 shall not be subject to the limitation contained in the second proviso of the prior sentence.
          “Capital Lease” means, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.
          “Capitalized Lease Obligation” means, with respect to any Capital Lease of any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.
          “Cash Equivalents” means, at any time:
          (a) any investment in readily marketable direct obligations of (or unconditionally guaranteed by) the United States or a State thereof or the government of Canada or any province thereof (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States or a State thereof or the government of Canada or any province thereof) maturing not more than one year after the relevant date of calculation and not convertible or exchangeable to any other security;
          (b) commercial paper not convertible or exchangeable to any other security, for which a recognized trading market exists and maturing not more than 270 days from the date of issue, which is issued by a corporation (other than an Affiliate of any Obligor) organized under the laws of any State of the United States or of the District of Columbia and rated A 1 or higher by S&P or P 1 or higher by Moody’s;
          (c) any certificate of deposit maturing not more than one year after its date of issuance, which is issued by either (i) any bank organized under the laws of the United States (or any State thereof) and which has (A) a credit rating of A2 or higher from Moody’s or A or higher from S&P and (B) a combined capital and surplus greater than $500,000,000, or (ii) any other bank or financial institution approved by Administrative Agent;
          (d) with respect to any Foreign Subsidiary, non-Dollar denominated certificates of deposit maturing not more than one year after its date of issuance, which is issued by a commercial bank which is organized and existing under the laws of the country in which such Person maintains its chief executive office or principal place of business or is organized provided such country is a member of the Organization for Economic Cooperation and Development, and which has (A) a short-term commercial paper rating from S&P of at least “A-1” or the equivalent thereof or from Moody’s of at least “P-1” or the equivalent thereof and (B) a combined capital and surplus greater than $500,000,000 (any such bank being an “Approved Foreign Bank”); and
          (e) readily marketable debt obligations issued or directly and fully guaranteed or insured by the government of any member state of the European Economic Area or any Participating Member State or an agency or instrumentality thereof having an equivalent credit rating to such government, maturing not more than one year after the relevant date of calculation and not convertible or exchangeable to any other security; provided that the full faith and credit of any such member nation of the European Union is pledged in support thereof.
          “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.
          “Change of Control” means that (a) the Permitted Holders cease to own and control, directly or indirectly, (x) at all times prior to the Initial Public Offering, at least 50% of all voting rights associated with ownership of the outstanding Equity Interests of Holdings on a fully diluted basis, and (y) at all times on or after the Initial Public Offering, at least 30% of the issued and outstanding shares of Equity Interests of Holdings having the right to vote for the election of directors of Holdings under ordinary circumstances, (b) Holdings ceases to own and control all of the economic and voting rights associated with all of the outstanding Equity Interests of the U.S. Borrower; or (c) at any time after the Initial Public Offering, any event, transaction or occurrence as a result of which (i) any person or group of persons (within the meaning of the Securities Exchange Act of 1934) (other than the Permitted Holders) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934) in excess of the beneficial ownership held by the Permitted Holders of the issued and outstanding shares of Equity Interests of Holdings having the right to vote for the election of directors of Holdings under ordinary circumstances; or (ii) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Holdings (together with any new directors whose election by the board of directors of Holdings or whose nomination for election by the Equity Interests Holders of Holdings was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office.
          “Charges” means all federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to the PBGC at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of any Credit Party, (d) any Credit Party’s ownership or use of any properties or other assets, or (e) any other aspect of any Credit Party’s business.
          “Chattel Paper” means any “chattel paper,” as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Credit Party, wherever located.
          “CLI3L” means CLI3L e-Services Limited, a corporation organized under the laws of India.
          “ClientLogic Philippines” means ClientLogic Philippines, Inc., a corporation organized under the laws of the Philippines.
          “Closing Date” means January 30, 2007.
          “Code” means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Collateral Agent’s or any Secured Party’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.
          “Collateral” means the property subject to a Lien in favor of the Collateral Agent, on behalf of itself and Secured Parties, under the Security Agreement, the Mortgages and the other Collateral Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that is subject to a Lien in favor of Collateral Agent, on behalf of itself and Secured Parties, to secure the Obligations.
          “Collateral Agent” has the meaning ascribed to it in the preamble to the Agreement.

          “Collateral Documents” means the Security Agreement, the Pledge Agreements, the Guaranties, the Mortgages, the Patent Security Agreement, the Trademark Security Agreement, the Copyright Security Agreement, Belgian Collateral Documents, Brazilian Collateral Documents, British Virgin Islands Collateral Documents, Canadian Collateral Documents, UK Collateral Documents, German Collateral Documents, Irish Collateral Documents, Mexican Collateral Documents, Dutch Collateral Documents, Panamanian Collateral Documents, New Zealand Collateral Documents, Philippines Collateral Documents, Spanish Collateral Documents and all similar agreements entered into guaranteeing payment of, or granting a Lien upon property as security for payment of, the Obligations.
          “Collection Account” means each of the U.S. Dollars Collection Account, the Canadian Dollars Collection Account, the Sterling Collection Account and the Euro Collection Account.
          “Commitment Termination Date” means the earliest of (a) January 30, 2013, (b) the date of termination of Lenders’ obligations to make Advances and to incur Letter of Credit Obligations or permit existing Loans to remain outstanding pursuant to Section 8.2(b), and (c) the date of indefeasible prepayment in full by Borrowers of the Loans and the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations pursuant to Annex B, Annex C and Annex D, and the permanent reduction of the Commitments to the Dollar Equivalent of zero U.S. Dollars ($0); provided that, for any Tranche A Extended Revolving Commitments, the Commitment Termination Date shall be the Tranche A Extended Revolving Commitment Termination Date; provided further that, for any Extended Revolving Commitments of the same Extension Series (other than Tranche A Extended Revolving Commitments) and any Refinancing Revolving Commitments, the Commitment Termination Date of such Extension Series of Extended Revolving Commitments or such Refinancing Revolving Commitments, as applicable, shall be determined based on the respective commitment termination dates applicable thereto as specified in the applicable Extension Agreement or Joinder Agreement with respect to such Extension Series of Extended Revolving Commitments or Refinancing Revolving Commitments, as applicable (or, if earlier, the dates specified in clause (b) or clause (c) of this definition, as applicable).
          “Commitments” means, collectively, of the Revolving Commitments and the Term Loan Commitments.
          “Compliance Certificate” has the meaning ascribed to it in Annex E.
          “Consolidated Current Assets” means, as at any date of determination, the total assets of Holdings and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding cash and Cash Equivalents.
          “Consolidated Current Liabilities” means, as at any date of determination, the total liabilities of Holdings and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt.
          “Consolidated Excess Cash Flow” means, for any Fiscal Year, the excess (if any), of Adjusted EBITDA for such Fiscal Year minus the sum (for such Fiscal Year) of (i) Interest

Expense paid in cash by the Holdings and its Subsidiaries, (ii) scheduled cash principal repayments with respect to permanent reduction of Indebtedness, to the extent actually made and permitted to be made hereunder, (iii) all Federal, state, local and foreign income withholding, franchise, state single business unitary and similar Taxes actually paid in cash or payable (only to the extent related to Taxes associated with such Fiscal Year) by Holdings and its Subsidiaries, (iv) Capital Expenditures to the extent (x) actually paid in cash by Holdings and its Subsidiaries in such Fiscal Year or (y) committed to be made by Holdings and its Subsidiaries and that are permitted to be carried forward to the next succeeding Fiscal Year pursuant to Exhibit F; provided, that the amounts deducted from Excess Cash Flow pursuant to preceding clause (y) shall not thereafter be deducted in the determination of Excess Cash Flow for the Fiscal Year during which such payments were actually made and lease payments made in respect of Capitalized Lease Obligations (net of any proceeds of (I) any related financings with respect to such expenditures and (II) any sales of assets used to finance such expenditures) (v) the portion of the purchase price paid in cash with respect to Permitted Acquisitions and Permitted Joint Ventures (net of any proceeds of (y) any related financings with respect to such acquisitions and (z) any sales of assets used to finance such acquisitions), (vi) charges actually paid in cash associated with or related to any restructurings (whether or not such charges are classified as a restructuring charge in accordance with GAAP), whether announced previously or in the future, including those related to the Related Transactions, (vii) amounts paid in cash during such period described in clauses (vii), (ix), (xi) and (xiv) of the definition of Adjusted EBITDA, (viii) non-cash incentive grant income from any Governmental Authority (whether in the form of forgiveness of a loan or lease, or otherwise) to the extent not paid or received in cash by any Credit Party, (ix) non-cash income attributable to Affiliates owned by a Group Member to the extent not paid or received in cash by any Credit Party, (x) to the extent not otherwise deducted in determining Consolidated Excess Cash Flow, any other one-time expenses, charges or losses that are paid in cash and not otherwise financed, (xi) with respect to the first Fiscal Quarter of the 2007 Fiscal Year, the amount by which Adjusted EBITDA is increased pursuant to clause (b) of the last paragraph of the definition of “Adjusted EBITDA”, and (xii) the amount of the net increase (if any) of the Consolidated Working Capital Adjustment plus any amount applied to reduce the payment pursuant to Section 1.3(b)(v) and deducted from Consolidated Excess Cash Flow from the immediately preceding Fiscal Year pursuant to clause (ii) thereof.
          “Consolidated Secured Debt” means, as at any date of determination, Total Debt minus any Indebtedness that is included in Total Debt but is not secured by a Lien on any assets or equity interests of Holdings or any of its Subsidiaries.
          “Consolidated Working Capital” means, as at any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities.
          “Consolidated Working Capital Adjustment” means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.
          “Contracts” means all “contracts,” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Credit Party may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.
          “Copyright License” means any written agreement to which any Credit Party is a party granting any right in, to or under any Copyright, including the grant of rights to print, publish, publicly perform, display, copy, create derivative works of, distribute, exploit, and sell materials derived from any Copyright.
          “Copyright Security Agreements” means the Copyright Security Agreements made in favor of Collateral Agent, on behalf of itself and Secured Parties, by each applicable Credit Party, in each case securing the Obligations.
          “Copyrights” means all of the following now owned or hereafter adopted or acquired by any Credit Party: (a) all copyrights, copyrightable works, and General Intangibles of like nature (whether registered or unregistered and whether published or unpublished), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, (b) all reissues, extensions or renewals thereof, (c) all rights to sue or recover for past, present, and future infringements thereof, (d) Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit, and (e) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.
          “Credit Parties” means Borrowers and each Guarantor.
          “DAM” means the mechanism for the allocation and exchange of interests in the Loans and collections thereunder established under Section 12.
          “DAM Dollar Lender” means any Lender that has made or holds any Loan other than U.S. Loans.
          “DAM Exchange” means the exchange of the Lenders’ interests provided for in Section 12.1.
          “DAM Exchange Date” means the date on which (a) any event referred to in Section 8.1(g) or 8.1(h) shall occur in respect of U.S. Borrower or any Domestic Guarantor or (b) an acceleration of the maturity of all of the Loans pursuant to Section 8 of the Agreement shall occur.
          “DAM Percentage” means, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the aggregate Dollar Equivalent (determined on the basis of Administrative Agent’s Spot Rate of Exchange prevailing on the DAM Exchange Date) of the Obligations owed to such Lender on the DAM Exchange Date (excluding such Lender’s participation in the aggregate amount of Letters of Credit outstanding immediately prior to the DAM Exchange Date) and (b) the denominator shall be the aggregate Dollar Equivalent (as so determined) of the Obligations owed to all the Lenders on the DAM Exchange Date (excluding the aggregate amount of Letters of Credit outstanding immediately prior to such DAM Exchange Date). For purposes of computing each Lender’s DAM Percentage, all Obligations which are denominated in Euro, Canadian Dollars or Sterling shall be translated into Dollars at Administrative Agent’s Spot Rate of Exchange in effect on the DAM Exchange Date.
          “Default” means any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.
          “Defaulting Lender” means any Lender which has refused to make available any Loan, Advance or Letter of Credit or notified Administrative Agent or the Borrowers that it does not intend to comply with the obligations under Section 1.1 or 1.2.
          “Default Rate” has the meaning ascribed to it in Section 1.5(d).
          “Disclosure Schedules” means the Schedules prepared by Borrowers and denominated as Disclosure Schedules in the Index to the Agreement.
          “Disposition” shall mean any sale, assignment, transfer or other disposition of any Property (whether now owned or hereafter acquired) of Borrowers or any of its Subsidiaries to any other Person.
          “Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures or is mandatorily redeemable (other than solely for Equity Interests which are not otherwise Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Equity Interests which are not otherwise Disqualified Equity Interests), in whole or in part, (iii) provides for the scheduled payments of dividends in cash, or (iv) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Term Loan Maturity Date.
          “Documents” means any “documents,” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located.
          “Dollar Equivalent” means, for any amount, the amount thereof denominated in U.S. Dollars and the Equivalent Amount in U.S. Dollars of any such amount denominated in Euro, Sterling, Canadian Dollars or any other currency.
          “Domestic Guarantor” means Holdings and each Domestic Subsidiary of Holdings that executes a Guaranty other than U.S. Borrower.
          “Domestic Subsidiary” means each Subsidiary of Holdings other than the Foreign Subsidiaries.
          “Dutch Collateral Documents” means each of the following documents: (i) an undisclosed private deed of pledge of trade receivables, by and between ClientLogic B.V., ClientLogic Nederland B.V., Systems Integrated Telemarketing Netherlands B.V. as pledgors and the Administrative Agent as pledgee, (ii) a disclosed private deed of pledge of intra-group receivables, by and between ClientLogic B.V., ClientLogic Nederland B.V., Systems Integrated

Telemarketing Netherlands B.V. as pledgors and the Administrative Agent as pledgee; (iii) a private deed of pledge of movable assets, by and between ClientLogic B.V., ClientLogic (Nederland) B.V., Systems Integrated Telemarketing Netherlands B.V. as pledgors and the Administrative Agent as pledgee; (iv) a notarial deed of share pledge, by and between ClientLogic (UK) Holding Limited as pledgor, the Administrative Agent as pledgee and ClientLogic B.V.; (v) a notarial deed of share pledge, by and between and ClientLogic B.V. as pledgor, the Administrative Agent as pledgee and ClientLogic Nederland B.V., (vi) a notarial deed of share pledge, by and between Sitel Europe Limited as pledgor, the Administrative Agent as pledgee and Systems Integrated Telemarketing Netherlands B.V and (vii) any supporting documentation required to be delivered in connection with the foregoing.
          “E-Fax” means any system used to receive or transmit faxes electronically.
          “Environmental Laws” means all applicable federal, state, local and foreign laws, statutes, ordinances, codes, rules, standards and regulations, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. §§ 9601 et seq.) (“CERCLA”); the Hazardous Materials Transportation Authorization Act of 1994 (49 U.S.C. §§ 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §§ 136 et seq.); the Solid Waste Disposal Act (42 U.S.C. §§ 6901 et seq.); the Toxic Substance Control Act (15 U.S.C. §§ 2601 et seq.); the Clean Air Act (42 U.S.C. §§ 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C. §§ 1251 et seq.); the Occupational Safety and Health Act (29 U.S.C. §§ 651 et seq.); and the Safe Drinking Water Act (42 U.S.C. §§ 300(f) et seq.), and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.
          “Environmental Liabilities” means, with respect to any Person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, natural resource damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including any arising under or related to any Environmental Laws, Environmental Permits, or in connection with any Release or threatened Release or presence of a Hazardous Material whether on, at, in, under, from or about or in the vicinity of any real or personal property.
          “Environmental Permits” means all permits, licenses, authorizations, certificates, approvals or registrations required by any Governmental Authority under any Environmental Laws.

          “Equipment” means all “equipment,” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located and, in any event, including all such Credit Party’s machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.
          “Equity Contribution” means a cash equity contribution to Holdings from one or more Persons who are Permitted Holders in exchange for Equity Interests in Holdings that are not Disqualified Equity Interests, all of the proceeds of which shall have been promptly contributed by Holdings to one or more of the Borrowers in exchange for common Equity Interests in such Borrowers or as an additional contribution to the paid-in capital of such Borrower, without receiving any additional Equity Interests or cash consideration in exchange therefor, where such proceeds (a) have been contributed after the First Amendment Effective Date and (b) have not been used to consummate an Equity Cure Event (except the Equity Contribution made within 30 days after the First Amendment Effective Date, which may be applied both to a Buyback Loan Purchase and, to the extent permitted by clause (c) of Annex F, an Equity Cure Event).
          “Equity Interests” means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or other entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).
          “Equity Interests Holder” means, with respect to any Person, each holder of Equity Interests of such Person.
          “Equivalent Amount” means, on any date of determination, with respect to obligations or valuations denominated in one currency (the “first currency”), the amount of another currency (the “second currency”) which would result from the conversion of the relevant amount of the first currency into the second currency, at Administrative Agent’s Spot Rate of Exchange, on such date or, if such date is not a Business Day, on the Business Day immediately preceding such date of determination.
          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulations promulgated thereunder.
          “ERISA Affiliate” means, with respect to any Credit Party, any trade or business (whether or not incorporated) that, together with such Credit Party, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

          “ERISA Event” means, with respect to any Credit Party or any ERISA Affiliate, (a) any event described in Section 4043(c) of ERISA with respect to a Pension Plan (excluding those for which the provision for 30 day notice to the PBGC has been waived by regulation); (b) the withdrawal of any Credit Party or ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Credit Party or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Pension Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (e) the institution of proceedings to terminate a Pension Plan or Multiemployer Plan by the PBGC; (f) the failure by any Credit Party or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Pension Plan unless such failure is cured within thirty (30) days; (g) any other event or condition that would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the termination of a Multiemployer Plan under Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under Section 4241 or 4245 of ERISA; or (i) the loss of a Qualified Plan’s qualification or tax exempt status; or (j) the termination of a Plan described in Section 4064 of ERISA.
          “E-System” means any electronic system, including Intralinks®, Syndtrak, and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by Administrative Agent, any of its Affiliates, or any of such Person’s respective officers, directors, employees, attorneys, agents and representatives or any other Person, providing for access to data protected by passcodes or other security system.
          “EURIBOR Business Day” means a Business Day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer payment system (“TARGET”) is also open for the settlement of payments in Euro.
          “EURIBOR Loan” means a Loan or any portion thereof bearing interest by reference to the EURIBOR Rate.
          “EURIBOR Period” means, with respect to any EURIBOR Loan, each period commencing on a EURIBOR Business Day selected by UK Borrower pursuant to the Agreement and ending one, two or three months thereafter, as selected by UK Borrower’s irrevocable notice to Administrative Agent as set forth in Section 1.5(e); provided, that the foregoing provision relating to EURIBOR Periods is subject to the following:
          (a) if any EURIBOR Period would otherwise end on a day that is not a EURIBOR Business Day, such EURIBOR Period shall be extended to the next succeeding EURIBOR Business Day unless the result of such extension would be to carry such EURIBOR Period into another calendar month in which event such EURIBOR Period shall end on the immediately preceding EURIBOR Business Day;
          (b) any EURIBOR Period that would otherwise extend beyond the Commitment Termination Date, in the case of Revolving Credit Advances or the Term Loan

Maturity Date, in the case of Term Loans, shall end two (2) EURIBOR Business Days prior to such applicable date;
          (c) any EURIBOR Period that begins on the last EURIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such EURIBOR Period) shall end on the last EURIBOR Business Day of a calendar month;
          (d) UK Borrower shall select EURIBOR Periods so as not to require a payment or prepayment of any EURIBOR Loan during a EURIBOR Period for such Loan; and
          (e) UK Borrower shall select EURIBOR Periods so that there shall be no more than 10 separate EURIBOR Loans in existence at any one time.
          “EURIBOR Rate” means, in relation to the Euro Term Loan, Euro Swing Line Loan and UK Revolving Credit Advances:
          (a) the applicable EURIBOR Screen Rate; or
          (b) (if no EURIBOR Screen Rate is available for the EURIBOR Period of that Loan) the arithmetic mean of the rates (rounded upwards to six decimal places) as supplied to Administrative Agent at its request quoted by the Reference Banks to leading banks in the European interbank market.
          “EURIBOR Screen Rate” means the percentage rate per annum determined by the Banking Federation of the European Union for the relevant period displayed on the appropriate page of the Telerate screen. If the agreed page is replaced or service ceases to be available, Administrative Agent may specify another page or service displaying the appropriate rate after consultation with the UK Borrower and the Lenders.
          “Euro” and “€” shall mean the single currency of the Participating Member States of the European Union.
          “Euro Collection Account” means such account as specified in writing by Administrative Agent as the “Euro Collection Account.”
          “Euro Equivalent” means for any Obligations outstanding under the UK Revolving Commitment, the amount thereof denominated in Euro and the Equivalent Amount in Euro of any such Obligation denominated in Sterling.
          “Euro Swing Line Advance” has the meaning ascribed to it in Section 1.1(e)(i).
          “Euro Swing Line Availability” means the lesser of (i) (A) the Euro Swing Line Commitment less (B) the Dollar Equivalent of the aggregate outstanding balance of the Euro Swing Line Loan at such time and (ii) (A) the UK Maximum Amount, less (B) the aggregate outstanding balance of the Dollar Equivalent of UK Revolving Loan and the Dollar Equivalent of Euro Swing Line Loan and Sterling Swing Line Loan at such time.

          “Euro Swing Line Commitment” means, as to the Euro Swing Line Lender, the commitment of the Euro Swing Line Lender to make Euro Swing Line Advances in an amount equal to $6,000,000, which commitment constitutes a subfacility of the UK Revolving Commitment of the Euro Swing Line Lender.
          “Euro Swing Line Lender” means Goldman Sachs Credit Partners L.P.
          “Euro Swing Line Loan” means at any time, the aggregate amount of Euro Swing Line Advances outstanding to UK Borrower.
          “Euro Swing Line Note” has the meaning ascribed to it in Section 1.1(e)(ii).
          “Euro Term Lenders” means, as of any date of determination, Lenders having a Euro Term Loan Commitment.
          “Euro Term Loan” has the meaning ascribed to it in Section 1.1(b)-2(i).
          “Euro Term Loan Commitment” means (a) as to any Euro Term Lender, the aggregate commitment in Euro of such Euro Term Lender to make Euro Term Loans as set forth on Annex I to the Agreement or in the most recent Assignment Agreement, Joinder Agreement, or Extension Election, as applicable, executed by such Euro Term Lender and (b) as to all Euro Term Lenders, the aggregate commitment in Euro of all Euro Term Lenders to make Euro Term Loans, which aggregate commitment shall be €51,447,419.48 on the Closing Date.
          “Euro Term Loan Yield Differential” has the meaning ascribed to it in Section 1.17(h)(ii).
          “Euro Term Note” has the meaning ascribed to it in Section 1.1(b)-2(i).
          “Event of Default” has the meaning ascribed to it in Section 8.1.
          “Excluded Equity Proceeds” means any cash proceeds which result from (a) the sale or issuance of Equity Interests of Holdings to any Permitted Holders or (b) capital contributions made to Holdings directly or indirectly by the Permitted Holders.
          “Existing Canadian Revolving Class” has the meaning ascribed to it in Section 1.17(a)(ii).
          “Existing Canadian Revolving Lender” means each Lender with an Original Canadian Revolving Commitment or with outstanding Original Canadian Revolving Loans.
          “Existing Euro Term Lenders” means, as of any date of determination, Lenders having an Original Euro Term Loan Commitment.
          “Existing Euro Term Loan Class” has the meaning ascribed to it in Section 1.17(a)(i).

          “Existing Sterling Term Lenders” means, as of any date of determination, Lenders having an Original Sterling Term Loan Commitment.
          “Existing Sterling Term Loan Class” has the meaning ascribed to it in Section 1.17(a)(i).
          “Existing U.S. Revolving Class” has the meaning ascribed to it in Section 1.17(a)(ii).
          “Existing UK Revolving Lender” means each Lender with an Original UK Revolving Commitment or with outstanding Original UK Revolving Loans.
          “Existing UK Revolving Class” has the meaning ascribed to it in Section 1.17(a)(ii).
          “Existing U.S. Revolving Lender” means each Lender with an Original U.S. Revolving Commitment or with outstanding Original U.S. Revolving Loans.
          “Existing U.S. Term Lenders” means, as of any date of determination, Lenders having an Original U.S. Term Loan Commitment.
          “Existing U.S. Term Loan Class” has the meaning ascribed to it in Section 1.17(a)(i).
          “Expiration Time” as defined in the Offer Document.
          “Extended Canadian Revolving Commitment” has the meaning ascribed to it in Section 1.17(a)(ii).
          “Extended Canadian Revolving Commitment Period” has the meaning ascribed to it in Section 1.1(a)-2(i).
          “Extended Canadian Revolving Credit Advance” has the meaning ascribed to it in Section 1.1(a)-2(i).
          “Extended Canadian Revolving Lender” means each Lender with an Extended Canadian Revolving Commitment or with outstanding Extended Canadian Revolving Loans.
          “Extended Canadian Revolving Loan” has the meaning ascribed to it in Section 1.17(a)(ii).
          “Extended Commitment” means an Original Commitment that was converted into an Extended Commitment in accordance with Section 1.17.
          “Extended Euro Term Lender” means each Lender with outstanding Extended Euro Term Loans.
          “Extended Euro Term Loan” has the meaning ascribed to it in Section 1.17(a)(i).

          “Extended Loans/Commitments” means Extended Term Loans, Extended Revolving Loans and/or Extended Revolving Commitments.
          “Extended Revolving Commitments” has the meaning ascribed to it in Section 1.17(a)(ii).
          “Extended Revolving Loans” has the meaning ascribed to it in Section 1.17(a)(ii).
          “Extended Sterling Term Lender” means each Lender with outstanding Extended Sterling Term Loans.
          “Extended Sterling Term Loan” has the meaning ascribed to it in Section 1.17(a)(i).
          “Extended Term Lender” means each Lender with outstanding Extended Term Loans.
          “Extended Term Loans” has the meaning ascribed to it in Section 1.17(a)(i).
          “Extended Term Loan Maturity Date” means (i) with respect to an Extended Term Loan (other than a Tranche A Extended Term Loan), the final scheduled maturity date as specified in the applicable Extension Agreement for such Extended Term Loan executed by the respective Lender and (ii) with respect to a Tranche A Extended Term Loan, the Tranche A Extended Term Loan Maturity Date.
          “Extended UK Revolving Commitment” has the meaning ascribed to it in Section 1.17(a)(ii).
          “Extended UK Revolving Commitment Period” has the meaning ascribed to it in Section 1.1(a)-2(i).
          “Extended UK Revolving Credit Advance” has the meaning ascribed to it in Section 1.1(a)-3(i).
          “Extended UK Revolving Lender” means each Lender with an Extended UK Revolving Commitment or with outstanding Extended UK Revolving Loans.
          “Extended UK Revolving Loan” has the meaning ascribed to it in Section 1.17(a)(ii).
          “Extended U.S. Revolving Commitment” has the meaning ascribed to it in Section 1.17(a)(ii).
          “Extended U.S. Revolving Commitment Period” has the meaning ascribed to it in Section 1.1(a)-1(i).
          “Extended U.S. Revolving Credit Advance” has the meaning ascribed to it in Section 1.1(a)-1(i).

          “Extended U.S. Revolving Lender” means each Lender with an Extended U.S. Revolving Commitment or with outstanding Extended U.S. Revolving Loans.
          “Extended U.S. Revolving Loan” has the meaning ascribed to it in Section 1.17(a)(ii).
          “Extended U.S. Term Lender” means each Lender with outstanding Extended U.S. Term Loans.
          “Extended U.S. Term Loan” has the meaning ascribed to it in Section 1.17(a)(i).
          “Extending Lender” has the meaning ascribed to it in Section 1.17(b).
          “Extension Agreement” has the meaning ascribed to it in Section 1.17(c).
          “Extension Election” has the meaning ascribed to it in Section 1.17(b).
          “Extension Request” means any Term Loan Extension Request and any Revolving Loan Extension Request.
          “Extension Series” means (i) Tranche A Extended Term Loans or Tranche A Extended Revolving Commitments and all other Extended Term Loans or Extended Revolving Commitments, as applicable, that are established pursuant to any Extension Agreement to the extent such Extension Agreement expressly provides that the Extended Term Loans or Extended Revolving Commitments, as applicable, provided for therein are intended to be a part of the Tranche A Extended Term Loans or Tranche A Extended Revolving Commitments, respectively, and that provide for the same interest margins, final termination date (in the case of Extended Revolving Commitments) and amortization schedule (or, in the case of Extended Revolving Commitments, maturity dates for related outstanding Extended Revolving Loans) as the Tranche A Extended Term Loans or Tranche A Extended Revolving Commitments, as applicable, and (ii) all other Extended Term Loans that are established pursuant to the same Extension Agreement or all other Extended Revolving Commitments that are established pursuant to the same Extension Agreement (or, in either instance, any subsequent Extension Agreement to the extent such Extension Agreement expressly provides that the Extended Term Loans or Extended Revolving Commitments, as applicable, provided for therein are intended to be a part of any previously established Extension Series) and that provide for the same interest margins, final termination date (in the case of Extended Revolving Commitments) and amortization schedule (or, in the case of Extended Revolving Commitments, maturity dates for related outstanding Extended Revolving Loans).
          “FATCA” means Sections 1471 through 1474 of the IRC, as of the Fourth Amendment Effective Date (including any successor provisions or subsequent amendments that are substantively comparable), and any current or future U.S. Treasury Regulations or published guidance with respect thereto.
          “Federal Funds Rate” means, for any day, a floating rate equal to the weighted average of the rates on overnight federal funds transactions among members of the Federal

Reserve System, as determined by Administrative Agent in its sole discretion, which determination shall be final, binding and conclusive (absent manifest error).
          “Federal Reserve Board” means the Board of Governors of the Federal Reserve System.
          “Fee Letter” means that certain letter, dated as of December 7, 2006, between GSCP, GE Capital and Holdings with respect to certain Fees to be paid from time to time by Holdings to GSCP and GE Capital.
          “Fees” means any and all fees payable to Agents or any Lender pursuant to the Agreement or any of the other Loan Documents.
          “Financial Covenants” means the financial covenants set forth in Annex F.
          “Financial Statements” means the consolidated income statements, statements of cash flows and balance sheets of Holdings delivered in accordance with Annex E.
          “First Amendment” means that certain First Amendment Agreement to Credit Agreement dated as of December 9, 2008 among the Borrowers, Holdings, the Administrative Agent, the financial institutions and the Guarantors listed on the signature pages thereto.
          “First Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section II of the First Amendment.
          “Fiscal Quarter” means any of the quarterly accounting periods of Holdings, ending on March 31, June 30, September 30 and December 31 of each year.
          “Fiscal Year” means any of the annual accounting periods of Holdings ending on December 31 of each year.
          “Fixtures” means all “fixtures” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party.
          “Foreign Guarantors” means each Foreign Subsidiary required by the terms of this Agreement to execute the Guaranty.
          “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
          “Foreign Participant” means any Participant that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          “Foreign Plan” means any employee benefit plan maintained by Holdings or any of its Subsidiaries that is mandated or governed by any law, rule or regulation of any Government Authority other than the United States, any State thereof or any other political subdivision thereof.
          “Foreign Subsidiary” means any Subsidiary of Holdings that is organized under the laws of a jurisdiction outside of the United States of America.
          “Fourth Amendment” means that certain Fourth Amendment to Credit Agreement dated as of May 12, 2011 among the Borrowers, Holdings, Administrative Agent and the Lenders and the Guarantors listed on the signature pages thereto.
          “Fourth Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section III of the Fourth Amendment.
          “GAAP” means generally accepted accounting principles in the United States of America, consistently applied, as such term is further defined in Annex F to the Agreement.
          “GE Capital” means General Electric Capital Corporation, a Delaware corporation.
          “General Intangibles” means “general intangibles,” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, including all right, title and interest that such Credit Party may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, domain names, and all applications therefor, registrations, issues and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, chooses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Equity Interests and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Credit Party or any computer bureau or service company from time to time acting for such Credit Party.
          “German Collateral Documents” means each of the following documents: (i) the share pledge agreement regarding the shares in ClientLogic Beteiligungs GmbH, (ii) the security assignment of receivables regarding receivables of ClientLogic Beteiligungs GmbH, (iii) the interest pledge agreement regarding all partnership interests in ClientLogic GmbH & Co. KG, (including the pledge of the general partners’ interest in ClientLogic GmbH & Co. KG), (iv) the security assignment of receivables regarding receivables of ClientLogic GmbH & Co. KG, (v) the security transfer agreement regarding movable assets of ClientLogic GmbH & Co. KG, (vi) the share pledge agreement regarding all shares in ClientLogic Verwaltungs GmbH, (vii) the share pledge agreement regarding all shares in SRM Inkasso GmbH, (viii) the security assignment of receivables regarding receivables of SRM Inkasso GmbH, (ix) the security transfer agreement regarding movable assets of SRM Inkasso GmbH, (x) the share pledge agreement regarding all shares in Sitel GmbH, (xi) the security assignment of receivables regarding all receivables of Sitel GmbH, (xii) the security transfer agreement regarding all movable assets of Sitel GmbH, (xiii) any other documents governed by the laws of the Federal Republic of Germany and entered into in order to secure the obligations of the Credit Parties under or in connection with this Agreement and (xiv) any supporting documentation required to be delivered in connection with the foregoing.
          “Goods” means any “goods” as defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, including embedded software to the extent included in “goods” as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.
          “Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
          “Granting Lender” has the meaning ascribed to it in Section 9.1(f).
          “Group Members” means Holdings and each of its Subsidiaries from time to time (including the Acquired Business and its Subsidiaries on and after the date of the Acquisition).
          “GSCP” means Goldman Sachs Credit Partners L.P.
          “Guaranteed Indebtedness” means, as to any Person, any obligation of such Person guaranteeing, providing comfort or otherwise supporting any Indebtedness, lease, dividend, or other obligation (“primary obligation”) of any other Person (the “primary obligor”) in any manner, including any obligation or arrangement of such Person to (a) purchase or repurchase any such primary obligation, (b) advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, (d) protect the beneficiary of such arrangement from loss (other than product warranties given in the ordinary course of business) or (e) indemnify the owner of such primary obligation against loss in respect thereof. The amount of any Guaranteed Indebtedness at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is incurred and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness, or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

          “Guarantors” means Holdings, each Subsidiary that executes a Guaranty and each other Person, if any, that executes a guaranty or other similar agreement in favor of Collateral Agent, for itself and the ratable benefit of Secured Parties, in connection with the transactions contemplated by the Agreement and the other Loan Documents.
          “Guaranty” means the Guaranty dated as of January 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time) executed by each Guarantor in favor of Collateral Agent, on behalf of itself and Secured Parties and any other guaranty executed by any Guarantor in favor of Collateral Agent and the Secured Parties in respect of the Obligations.
          “Hazardous Material” means any substance, material or waste that is regulated by, or forms the basis of liability under, any Environmental Laws, including any material or substance that is (a) defined as a “solid waste,” “hazardous waste,” “hazardous material,” “hazardous substance,” “extremely hazardous waste,” “restricted hazardous waste,” “pollutant,” “contaminant,” “hazardous constituent,” “special waste,” “toxic substance” or other similar term or phrase under any Environmental Laws, or (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB’s), or any radioactive substance.
          “Hedging Agreement” means, for any Person, (i) any Interest Rate Protection Agreement of such Person and (ii) any arrangement permitted hereunder between such Person and one or more financial institutions providing for the transfer or mitigation of currency risks either generally or under specific contingencies and not for speculative purposes.
          “Hedging Obligations” means, with respect to any Person, all liabilities of such Person under Hedging Agreements and Swap Related Reimbursement Obligations.
          “Holdings” means ClientLogic Corporation, a Delaware corporation.
          “Immaterial Subsidiary” means any Subsidiary of Holdings that is not a Material Subsidiary.
          “Indebtedness” means, with respect to any Person, without duplication (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property payment for which is deferred 6 months or more, but excluding obligations to trade creditors incurred in the ordinary course of business that are unsecured and not overdue by more than 6 months unless being contested in good faith, (b) all reimbursement and other obligations with respect to letters of credit, bankers’ acceptances and surety bonds, whether or not matured, (c) all obligations evidenced by notes, bonds, debentures or similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capitalized Lease Obligations and the present value (discounted at the Index Rate as in effect on the Closing Date) of future rental payments under all synthetic leases, (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured, (g) all Indebtedness referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (h) Disqualified Equity Interests and (i) all Hedging Obligations; provided, in no event shall Hedging Obligations be deemed “Indebtedness” for any purpose under Section 6.9 or the calculation of any financial covenant. Notwithstanding the foregoing, none of the following shall constitute Indebtedness: any amortizable grants, forgivable loans or lease obligations or other similar investment grants received by any of the Credit Parties from government entities now existing or obtained in the future (“Incentive Grants”); provided that to the extent that any unearned or unamortized portion of the Incentive Grants becomes due and payable by any Credit Party, such portion of the Incentive Grant shall constitute Indebtedness hereunder.
          “Indemnified Liabilities” has the meaning ascribed to it in Section 1.10.
          “Indemnified Person” has the meaning ascribed to it in Section 1.10.
          “Index Rate” means
          (a) with respect to any Index Rate Loans denominated in U.S. Dollars, for any day, a floating rate equal to the higher of (i) the rate publicly quoted from time to time by The Wall Street Journal as the “prime rate” (or, if The Wall Street Journal ceases quoting a prime rate, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled “Selected Interest Rates” as the Bank prime loan rate or its equivalent), and (ii) the Federal Funds Rate plus 50 basis points per annum; and
          (b) with respect to any Index Rate Loans and other amounts denominated in Canadian Dollars, for any day, a floating rate equal to the higher of (i) the annual rate of interest quoted from time to time in the “Report on Business” Section of The Globe and Mail as being “Canadian prime”, “chartered bank prime rate” or words of similar description; and (ii) the one month BA Rate existing on such day plus 0.75% per annum. No adjustments shall be made to account for the difference between the number of days in a year on which the rates referred to in this definition are based and the number of days in a year on the basis of which interest is calculated in the Agreement.
          Each change in any interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate. Administrative Agent will give written notice promptly to the applicable Borrower and Lenders of changes to the Index Rate.
          “Index Rate Loan” means a Loan or portion thereof bearing interest by reference to the Index Rate.
          “Initial Permitted Joint Venture Acquisitions” means collectively, the Permitted Philippines Joint Venture Acquisition, the Permitted Indian Joint Venture Acquisitions, the Permitted Colombian Joint Venture Acquisition, the Permitted Mexican Joint Venture Acquisition and the Permitted Panama Joint Venture Acquisition.

          “Initial Public Offering” means the initial public offering of Equity Interests of Holdings pursuant to a Form S-1 registration statement filed with the SEC in the form delivered to Administrative Agent prior to closing of such offering and resulting in gross proceeds received by Holdings of at least $75,000,000.
          “Instruments” means all “instruments,” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.
          “Intellectual Property” means any and all Licenses, Patents, Copyrights, and Trademarks.
          “Intercompany Notes” has the meaning ascribed to it in Section 6.3.
          “Interest Coverage Ratio” means the ratio as of the last day of any Fiscal Quarter of (i) Adjusted EBITDA for the four Fiscal Quarter period then ended to (ii) Interest Expense for such four Fiscal Quarter period, provided that in respect of the March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 test dates, Interest Expense shall be calculated for the period from the Closing Date to such date of determination divided by the number of days in such period and multiplied by 365.
          “Interest Expense” means, for any applicable period, (a) the aggregate cash interest expense (when paid and net of cash interest income paid during such period to the Holdings and its Subsidiaries) of the Holdings and its Subsidiaries for such applicable period, including the portion of any payments made in respect of Capitalized Lease Obligations allocable to interest expense plus (b) the net amount paid in cash (or minus the net amount received) under any Interest Rate Protection Agreement during such period.
          “Interest Payment Date” means (a) as to any Index Rate Loan, the first Business Day of each January, April, July and October while such Loan is outstanding, and (b) as to any LIBOR Loan, EURIBOR Loan or BA Rate Loan, the last day of the applicable LIBOR Period, EURIBOR period or BA Rate Period, provided that in the case of any LIBOR Period, EURIBOR period or BA Rate Period, as applicable, of longer than three months “Interest Payment Date” shall also include each date that is three months, or an integral multiple thereof, after the commencement of such LIBOR Period, EURIBOR period or BA Rate Period, as applicable; provided further that, in addition to the foregoing, each of (x) the date upon which all of the Commitments have been terminated and the Loans have been paid in full and (y) the Commitment Termination Date, in the case of Revolving Credit Advances and the Term Loan Maturity Date, in the case of Term Loans shall be deemed to be an “Interest Payment Date” with respect to any interest that has then accrued under the Agreement.
          “Interest Period” means the BA Rate Period, the EURIBOR Period or the LIBOR Period, as the context may require.

          “Interest Rate Protection Agreement” means, for any Person, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.
          “Inventory” means any “inventory,” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of any Credit Party for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, supplies or materials of any kind, nature or description used or consumed or to be used or consumed in such Credit Party’s business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.
          “Investment” shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person (including, without limitation, any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person), but excluding any extension of trade credit in the ordinary course of business; (c) the incurrence of any Guaranteed Indebtedness by such Person; (d) the acquisition by such Person of all or substantially all of the Property of another Person, or of a line of business of another Person; or (e) the entering into of any Hedging Agreement. The outstanding amount of any Investment made by any Person at any time shall be calculated as the excess of the initial amount of such Investment made by such Person (including the fair market value of all property transferred by such Person as part of such Investment) less the sum of, without duplication, (i) all returns of principal or capital thereof received on or prior to such time by such Person (including all cash dividends, cash distributions and cash repayments of Indebtedness received by such Person) and (ii) all liabilities of such Person expressly transferred, prior to such time, in connection with the sale or disposition of such Investment, but only to the extent such Person is fully and irrevocably released from such liabilities by such transfer.
          “Investment Company Act” means the Investment Company Act of 1940, as amended, and all regulations promulgated thereunder.
          “Investment Property” means all “investment property” as such term is defined in the Code now owned or hereafter acquired by any Credit Party, wherever located, including (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Credit Party, including the rights of such Credit Party to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of any Credit Party; (iv) all commodity contracts of any Credit Party; and (v) all commodity accounts held by any Credit Party.

          “IRC” means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder.
          “Irish Collateral Documents” means each of the following documents: (i) an Irish law composite debenture dated on or about the date of the Agreement and entered into by each of the Credit Parties incorporated in Ireland in favor of the Collateral Agent, (ii) an Irish law charge over shares dated on or about the date of the Agreement and entered into by Clientlogic (UK) Holding Limited in favor of the Collateral Agent, (iii) an Irish law charge over shares dated on or about the date of the Agreement and entered into by Sitel Europe Limited in favor of the Collateral Agent and (iv) any supporting documentation required to be delivered in connection with the foregoing.
          “IRS” means the Internal Revenue Service.
          “Joinder Agreement” means an agreement substantially in the form of Exhibit F.
          “Judgment Currency” has the meaning ascribed to it in Section 1.14(a).
          “L/C Issuer” means issuers of Letters of Credit to Borrowers as contemplated by the Agreement.
          “L/C Reserve Account” has the meaning ascribed to it in Section 12.2(b).
          “Lender Counterparty” means each Lender or any Affiliate of a Lender who is a counterparty to a Hedging Agreement or who arranges a Hedging Agreement with any Person (including any Person who is a Lender (and any Affiliate thereof) as of the Closing Date but subsequently ceases to be a Lender including, without limitation, any Person who enters into a Hedging Agreement in connection with the transactions contemplated by the Related Transaction Documents prior to the Closing Date and is a Lender as of the Closing Date), including each such Affiliate that enters into a joinder agreement with Collateral Agent.
          “Lenders” means GSCP, GE Capital, the other Lenders (including the Swing Line Lenders) named on the signature pages of the Agreement, and, if any such Lender shall decide to assign all or any portion of the Obligations, such term shall include any assignee of such Lender and exclude any Person who has assigned all of its Obligations.
          “Letter of Credit Obligations” means all outstanding obligations incurred by Administrative Agent, Lenders and L/C Issuer at the request of Borrowers, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of Letters of Credit by the L/C Issuer or the purchase of a participation as set forth in Annex B, Annex C and Annex D with respect to any Letter of Credit. The amount of such Letter of Credit Obligations shall equal the maximum amount that may be payable by L/C Issuer, Administrative Agent or Lenders thereupon or pursuant thereto.
          “Letter-of-Credit Rights” means “letter-of-credit rights” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, including rights to payment or performance under a letter of credit, whether or not such Credit Party, as beneficiary, has demanded or is entitled to demand payment or performance.

          “Letters of Credit” means documentary or standby letters of credit issued for the account of Borrowers by any L/C Issuer, and bankers’ acceptances issued by Borrowers, for which Administrative Agent and Lenders have incurred Letter of Credit Obligations.
          “LIBOR Business Day” means a Business Day on which banks in the City of London are generally open for interbank or foreign exchange transactions.
          “LIBOR Loan” means a Loan or any portion thereof bearing interest by reference to the LIBOR Rate.
          “LIBOR Period” means, with respect to any LIBOR Loan, each period commencing on a LIBOR Business Day selected by the applicable Borrower pursuant to the Agreement and ending one, two or three, six or, to the extent available to all applicable Lenders, nine or twelve months thereafter, as selected by the applicable Borrower’s irrevocable notice to Administrative Agent as set forth in Section 1.5(e); provided, that the foregoing provision relating to LIBOR Periods is subject to the following:
          (a) if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Period into another calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;
          (b) any LIBOR Period that would otherwise extend beyond the Commitment Termination Date, in the case of Revolving Credit Advances or the Term Loan Maturity Date, in the case of Term Loans, shall end two (2) LIBOR Business Days prior to such applicable date;
          (c) any LIBOR Period that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month;
          (d) the applicable Borrower shall select LIBOR Periods so as not to require a payment or prepayment of any LIBOR Loan during a LIBOR Period for such Loan; and
          (e) the applicable Borrower shall select LIBOR Periods so that there shall be no more than 10 separate LIBOR Loans in existence at any one time.
          “LIBOR Rate” means for each LIBOR Period, a rate of interest determined by Administrative Agent equal to:
          (a) in the case of the Term Loan and Revolving Credit Advances denominated in U.S. Dollars:
          (i) the offered rate for deposits in U.S. Dollars for the applicable LIBOR Period that appears on Telerate Page 3750 as of 11:00 a.m. (London time), on the second full LIBOR Business Day next preceding the first day of such LIBOR Period

(unless such date is not a Business Day, in which event the next succeeding Business Day will be used); divided by
               (ii) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day that is two (2) LIBOR Business Days prior to the beginning of such LIBOR Period (including basic, supplemental, marginal and emergency reserves under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Federal Reserve Board) that are required to be maintained by a member bank of the Federal Reserve System.
          (b) in the case of the Sterling Swing Line Advances, the Sterling Term Loan and Revolving Credit Advances denominated in Sterling:
(i)	the applicable LIBOR Screen Rate; or
(ii)	(if no LIBOR Screen Rate is available for the currency or LIBOR Period of that LIBOR Loan) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to Administrative Agent at its request quoted by the Reference Banks to leading banks in the London interbank market, on the second full LIBOR Business Day next preceding the first day of such LIBOR Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used).
          “LIBOR Screen Rate” means the British Bankers’ Association Interest Settlement Rate for the relevant currency and period displayed on the appropriate page of the Telerate screen. If the agreed page is replaced or service ceases to be available, Administrative Agent may specify another page or service displaying the appropriate rate after consultation with the UK Borrower and the Lenders.
          “License” means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Credit Party.
          “Lien” means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).
          “Litigation” has the meaning ascribed to it in Section 3.9.
          “Loan Documents” means the Agreement, the Notes, the Specified Representations Certificate, each Compliance Certificate, the Fee Letter, the Collateral Documents, the Guaranties and after the execution and delivery thereof, any other agreements, instruments and documents and executed and delivered pursuant to Sections 5.8 and 5.10. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.
          “Loans” means the Revolving Loan, the Swing Line Loan and the Term Loan.
          “Mandatory Costs” has the meaning ascribed to it in Section 11.19.
          “Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, or financial or other condition of the Group Members taken as a whole, (b) the ability of Borrowers or the Credit Parties taken as a whole to pay any of the Loans or any of the other Obligations in accordance with the terms of the Agreement, or (c) any Agent’s or any Lender’s rights and remedies under the Agreement and the other Loan Documents.
          “Material Subsidiary” means at any time: any Subsidiary of Holdings which has assets or Adjusted EBITDA (in each case, excluding intra-Group Member items) representing 2.5% or more of the consolidated assets or consolidated Adjusted EBITDA of the Group Members;
          For the purposes of this definition and the definition of Immaterial Subsidiary:
          (i) in the case of a Person which itself has Subsidiaries, the calculation shall be made by using such Person’s consolidated assets or consolidated Adjusted EBITDA, as the case may be; and
          (ii) the calculation of assets or Adjusted EBITDA shall be made by reference to the most recent unaudited quarterly or audited financial statements of Holdings and its Subsidiaries, provided that:
i.	if a Person becomes a Subsidiary of Holdings after the date on which the latest annual or quarterly financial statements of the Group Members have been prepared, the assets and Adjusted EBITDA of that Subsidiary will be determined from its latest annual or quarterly financial statements; and

ii.	if a Material Subsidiary Disposes of all or substantially all of its assets to another Subsidiary of Holdings, that Material Subsidiary will immediately cease to be a Material Subsidiary and the other Subsidiary (if it is not already) will immediately become a Material Subsidiary; and the subsequent financial statements of those Subsidiaries and the Group Members will be used to determine whether those Subsidiaries are Material Subsidiaries or not.
          “Maximum Amount” means, as of any date of determination, an amount equal to the Revolving Commitment of all Lenders as of that date.

          “Maximum Lawful Rate” shall have the meaning ascribed to it in Section 1.5(f).
          “Maximum Offer Amount” as defined in Annex J.
          “Mexican Collateral Documents” means each of the following documents: (i) the Stock Pledge Agreement (Contrato de Prenda Sobre Acciones) by and among ClientLogic Operating Corporation and ClientLogic México, S.A. de C.V. as pledgors, and Goldman Sachs Credit Partners L.P. in its capacity as Agent for the benefit of the Lenders, (ii) the Stock Pledge Agreement (Contrato de Prenda Sobre Acciones) by and among ClientLogic Operating Corporation and ClientLogic Corporation as pledgors, and Goldman Sachs Credit Partners L.P. in its capacity as Agent for the benefit of the Lenders, (iii) the Asset Pledge Agreement (Contrato de Prenda Sin Transmision de Posesion) between ClientLogic México, S.A. de C.V. as pledgor, and Goldman Sachs Credit Partners L.P. in its capacity as Agent for the benefit of the Lenders, and (iv) any supporting documentation required to be delivered in connection with the foregoing.
          “Moody’s” means Moody’s Investor Services, Inc.
          “Mortgaged Properties” means the owned real property required to be subject to a security interest in favor of the Collateral Agent, on behalf of the Secured Parties, to secure the Obligations.
          “Mortgages” means each of the mortgages, deeds of trust, or other real estate security documents delivered by any Credit Party to Collateral Agent on behalf of itself and Secured Parties with respect to the Mortgaged Properties, all in form and substance reasonably satisfactory to Collateral Agent.
          “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA, and to which any Credit Party or ERISA Affiliate is making, is obligated to make or has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.
          “Net Cash Payments” shall mean, with respect to any Disposition made pursuant to Section 6.8(e)(vii), (f)(ii), (h), (k) or (m), Section 6.10, or not otherwise permitted pursuant to the terms of the Agreement or any insurance proceeds or other amounts received in connection with the damage, destruction or condemnation, as the case may be, of property of the Holdings or any of its Subsidiaries (such event, a “Casualty Event”), the aggregate amount of all cash payments received by Holdings or any of its Subsidiaries directly or indirectly in connection with such disposition or such Casualty Event; provided that (a) Net Cash Payments shall be net of (i) the amount of any legal, title and recording tax expenses, commissions, investment banking fees and other fees and expenses paid by Holdings and its Subsidiaries in connection with such Disposition or Casualty Event, (ii) any Federal, state and local income or other taxes estimated to be payable by Holdings or any of its Subsidiaries as a result of such Disposition or such Casualty Event (but only to the extent that such estimated taxes are in fact paid to the relevant Federal, state or local governmental authority within three months of the date of such Disposition or such Casualty Event) and (iii) the amount of any escrows or holdbacks related to such Disposition or such Casualty Event to the extent not yet received by Holdings or any of its Subsidiaries and (b) Net Cash Payments shall be net of any repayments by Holdings or any of its Subsidiaries of

Indebtedness to the extent that (i) such Indebtedness is secured by a Lien on the Property that is the subject of such Disposition or such Casualty Event and (ii) the transferee of (or holder of a Lien on) such Property requires that such Indebtedness be repaid as a condition to the purchase of such Property.
          “Net Income” means, for any period, the net income (or loss) of Holdings and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP.
          “New Zealand Collateral Documents” means each of the following documents: (i) a general security deed granted by Sitel New Zealand Limited dated on or about the date of this agreement and (ii) any supporting documentation required to be delivered in connection with the foregoing.
          “Non-Consenting Lender” has the meaning ascribed to it in Section 1.12(d).
          “Non-Eligible Lender” has the meaning ascribed to it in Section 5.16(e)(iv).
          “Non-Funding Lender” has the meaning ascribed to it in Section 9.9(a)(ii).
          “Nonpublic Information” means information which has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD.
          “Non-US Lender” has the meaning ascribed to it in Section 1.11(c)(ii).
          “Notes” means, collectively, the Revolving Notes, the Swing Line Notes and the Term Notes.
          “Notice of Advance” means a notice substantially in the form of Exhibit 2.1(l).
          “Notice of Canadian Dollars Swing Line Advance” has the meaning ascribed to it in Section 1.1(a)-2(i).
          “Notice of Canadian Revolving Credit Advance” has the meaning ascribed to it in Section 1.1(a)-2(i).
          “Notice of Conversion/Continuation” has the meaning ascribed to it in Section 1.5(e).
          “Notice of Euro Swing Line Advance” has the meaning ascribed to it in Section 1.1(e)(i).
          “Notice of Revolving Credit Advance” means the Notice of U.S. Revolving Credit Advance, the Notice of Canadian Revolving Credit Advance or the Notice of UK Revolving Credit Advance, as the context may require.
          “Notice of Sterling Swing Line Advance” has the meaning ascribed to it in Section 1.1(f)1(i).

          “Notice of UK Revolving Credit Advance” has the meaning ascribed to it in Section 1.1(a)-3(i).
          “Notice of UK Swing Line Advance” has the meaning ascribed to it in Section 1.1(a)-3(i).
          “Notice of U.S. Dollars Swing Line Advance” has the meaning ascribed to it in Section 1.1(c)(i)-1(i).
          “Notice of U.S. Revolving Credit Advance” has the meaning ascribed to it in Section 1.1(a)-1(i).
          “Obligations” means all loans, advances, debts, liabilities and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Credit Party to any Agent, Lender, Lender Counterparty or Indemnified Person and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement, letter of credit agreement or other instrument, arising under the Agreement, any of the other Loan Documents or any Hedging Agreement entered into with or arranged by a Lender Counterparty. This term includes all principal, interest (including all interest that accrues after the commencement of any case or proceeding by or against any Credit Party in bankruptcy, whether or not allowed in such case or proceeding), Fees, Hedging Obligations (including payments for early termination) provided by or arranged by any Lender Counterparty in accordance with the terms of the Agreement, expenses, attorneys’ fees and any other sum chargeable to any Credit Party under the Agreement or any of the other Loan Documents.
          “Obligation Currency” has the meaning ascribed to it in Section 1.14(a).
          “Offer” as defined in Section 9.1(a)(ii)(A).
          “Offer Document” means the offer document setting forth one or more Offers with respect to each single currency, with accompanying annexes setting forth the outline of auction mechanics (on terms substantially the same as those set forth in Annex J, with such other changes as may be approved by the Administrative Agent) and the form of sale offer for Lenders to submit their bids posted on IntraLinks® by the Administrative Agent to the Lenders, as such Offer Document may be amended or modified from time to time in accordance with Section 9.1(a)(ii).
          “Onex” shall mean Onex Corporation, a Canadian corporation.
          “Original Canadian Revolving Commitment” has the meaning ascribed to it in Section 1.1(a)-2(i).
          “Original Canadian Revolving Commitment Period” has the meaning ascribed to it in Section 1.1(a)-2(i).
          “Original Canadian Revolving Credit Advance” has the meaning ascribed to it in Section 1.1(a)-2(i).

          “Original Canadian Revolving Loan” means, at any time, the sum of (i) the Dollar Equivalent aggregate amount of Original Canadian Revolving Credit Advances outstanding to Canadian Borrower plus (ii) the Dollar Equivalent of the aggregate Canadian Letter of Credit Obligations incurred on behalf of Canadian Borrower with respect to Original Canadian Revolving Commitments. Unless the context otherwise requires, references to the outstanding principal balance of the Original Canadian Revolving Loan shall include the outstanding balance of Canadian Letter of Credit Obligations with respect to Original Canadian Revolving Commitments.
          “Original Commitment” means a Commitment that terminates on the Original Commitment Termination Date; provided that once an Original Commitment is converted into an Extended Commitment, such Original Commitment shall cease to be an Original Commitment.
          “Original Commitment Termination Date” means the earliest of (a) January 30, 2013, (b) the date of termination of Lenders’ obligations to make Original Revolving Credit Advances and to incur Letter of Credit Obligations in respect of Original Commitments or permit Original Revolving Loans to remain outstanding pursuant to Section 8.2(b), and (c) the date of indefeasible prepayment in full by Borrowers of the Original Revolving Loans and the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations in respect of Original Commitments pursuant to Annex B, Annex C and Annex D, and the permanent reduction of the Original Commitments to the Dollar Equivalent of zero U.S. Dollars ($0).
          “Original Euro Term Loan” has the meaning ascribed to it in Section 1.1(b)-2(i).
          “Original Euro Term Loan Commitment” means (a) as to any Existing Euro Term Lender, the aggregate commitment in Euro of such Existing Euro Term Lender to make Original Euro Term Loans as set forth on Annex I to the Agreement or in the most recent Assignment Agreement executed by such Existing Euro Term Lender and (b) as to all Existing Euro Term Lenders, the aggregate commitment in Euro of all Existing Euro Term Lenders to make Original Euro Term Loans, which aggregate commitment shall be €51,447,419.48 on the Closing Date.
          “Original Revolving Credit Advances” means an Original U.S. Revolving Credit Advance, an Original Canadian Revolving Credit Advance and an Original UK Revolving Credit Advance.
          “Original Revolving Loan” means, collectively, the Original U.S. Revolving Loan, the Original Canadian Revolving Loan and the Original UK Revolving Loan.
          “Original Sterling Term Loan” has the meaning ascribed to it in Section 1.1(b)-3(i).
          “Original Sterling Term Loan Commitment” means (a) as to any Existing Sterling Term Lender, the aggregate commitment in Sterling of such Existing Sterling Term Lender to make Original Sterling Term Loans as set forth on Annex I to the Agreement or in the most recent Assignment Agreement executed by such Existing Sterling Term Lender and (b) as to all Existing Sterling Term Lenders, the aggregate commitment in Sterling of all Existing Sterling Term

Lenders to make Original Sterling Term Loans, which aggregate commitment shall be £30,000,000 on the Closing Date.
          “Original Term Loan” means, collectively, the Original U.S. Term Loan, the Original Euro Term Loan and the Original Sterling Term Loan.
          “Original Term Loan Commitment” means, collectively, the Original Euro Term Loan Commitment, the Original Sterling Term Loan Commitment and the Original U.S. Term Loan Commitment.
          “Original Term Loan Maturity Date” means January 30, 2014.
          “Original UK Revolving Commitment” has the meaning ascribed to it in Section 1.1(a)-3(i).
          “Original UK Revolving Commitment Period” has the meaning ascribed to it in Section 1.1(a)-3(i).
          “Original UK Revolving Credit Advance” has the meaning ascribed to it in Section 1.1(a)-3(i).
          “Original UK Revolving Loan” means, at any time, the sum of (i) the Dollar Equivalent aggregate amount of Original UK Revolving Credit Advances outstanding to UK Borrower plus (ii) the Dollar Equivalent of the aggregate UK Letter of Credit Obligations incurred on behalf of UK Borrower with respect to Original UK Revolving Commitments. Unless the context otherwise requires, references to the outstanding principal balance of the Original UK Revolving Loan shall include the outstanding balance of UK Letter of Credit Obligations with respect to Original UK Revolving Commitments.
          “Original U.S. Revolving Commitment” has the meaning ascribed to it in Section 1.1(a)-1(i).
          “Original U.S. Revolving Commitment Period” has the meaning ascribed to it in Section 1.1(a)-1(i).
          “Original U.S. Revolving Credit Advance” has the meaning ascribed to it in Section 1.1(a)-1(i).
          “Original U.S. Revolving Loan” means, at any time, the sum of (i) the aggregate amount of Original U.S. Revolving Credit Advances outstanding to U.S. Borrower plus (ii) the aggregate U.S. Letter of Credit Obligations incurred on behalf of U.S. Borrower with respect to Original U.S. Revolving Commitments. Unless the context otherwise requires, references to the outstanding principal balance of the Original U.S. Revolving Loan shall include the outstanding balance of U.S. Letter of Credit Obligations with respect to Original U.S. Revolving Commitments.
          “Original U.S. Term Loan” has the meaning ascribed to it in Section 1.1(b)-1(i).

          “Original U.S. Term Loan Commitment” means (a) as to any Existing U.S. Term Lender, the aggregate commitment in U.S. Dollars of such Existing U.S. Term Lender to make Original U.S. Term Loans as set forth on Annex I to the Agreement or in the most recent Assignment Agreement executed by such Existing U.S. Term Lender and (b) as to all Existing U.S. Term Lenders, the aggregate commitment in U.S. Dollars of all Existing U.S. Term Lenders to make U.S. Term Loans, which aggregate commitment shall be $550,000,000 on the Closing Date.
          “Other Lender” has the meaning ascribed to it in Section 9.9(d).
          “Panamanian Collateral Documents” means each of the following documents: (i) the Pledge Agreement between ClientLogic Corporation and Goldman Sachs Credit Partners L.P. in its capacity as Administrative Agent and Collateral Agent for the Secured Parties, and (ii) any supporting documentation required to be delivered in connection with the foregoing.
          “Participating Member State” shall mean any member State of the European Communities that adopt or has adopted the Euro as its lawful currency in accordance with legislation of the Economic Community relating to Economic Monetary Union.
          “Patent License” means any written agreement to which any Credit Party is a party granting any right in, to or under any Patent, including any right to use, import, export, sell or offer to sell the subject matter claimed in whole or in part by a Patent.
          “Patent Security Agreements” means the Patent Security Agreements made in favor of Collateral Agent, on behalf of itself and Secured Parties, by each applicable Credit Party in each case securing the Obligations.
          “Patents” means all of the following in which any Credit Party now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or any other country, (b) all divisions, reissues, continuations, continuations-in-part, reexaminations, or extensions thereof, (c) all inventions and improvements described therein, (d) all rights to sue and recover for past, present, and future infringements thereof, (e) all Proceeds of the foregoing, including, licenses, royalties, income, payments, claims, damages, and proceeds of suit, and (f) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.
          “PBGC” means the Pension Benefit Guaranty Corporation.
          “Pension Plan” means a “pension plan” as such term is defined in Section 3(2) of ERISA, which is subject to title IV of ERISA (other than a Multiemployer Plan), and to which any Credit Party or any ERISA Affiliate may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.
          “Permitted Acquisition” has the meaning ascribed in Section 6.1(i).

          “Permitted Colombian Joint Venture Acquisition” means the acquisition by U.S. Borrower or one of its wholly owned Subsidiaries of all or a portion of the Equity Interests of Sitel de Columbia SA not owned directly or indirectly by U.S. Borrower on the Closing Date.
          “Permitted Encumbrances” means the following encumbrances: (a) Liens for material taxes or assessments or other governmental Charges not yet overdue by more than sixty (60) days or which are being contested in accordance with Section 5.2; (b) pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Credit Party is a party as lessee, in each case, made in the ordinary course of business; (c) Liens on the property of Borrowers or any of their respective Subsidiaries securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, licenses and statutory obligations, (ii) Guaranteed Indebtedness on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business; (d) Liens in favor of carriers, warehousemen, mechanics, repairmen, materialmen, customs and revenue authorities and landlords and other similar statutory Liens and Liens in favor of suppliers (including sellers of goods pursuant to customary reservations or retention of title, in each case) granted in the ordinary course of business for material amounts not overdue for a period of more than sixty (60) days or are being diligently contested in accordance with Section 5.2; (e)(i) Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases, trade contracts or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds, performance and completion guarantees and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business and (ii) obligations in respect of letters of credit or bank guarantees that have been posted to support payment of the items set forth in the immediately preceding clause (i); (f) any attachment or judgment lien not constituting an Event of Default under Section 8.1(i); (g) easements, rights-of-way, covenants, conditions, building codes, restrictions, reservations, minor defects or irregularities in title and other similar encumbrances and matters that would be disavowed by a full survey of real property not interfering in any material respect with the value or use of the affected or encumbered real property to which such Lien is attached; (h) presently existing or hereafter created Liens in favor of Collateral Agent, on behalf of Secured Parties; (i) (i) licenses, sublicenses, leases or subleases granted to third Persons in the ordinary course of business not interfering in any material respect with the business of Borrowers or any of their respective Subsidiaries, (ii) other agreements with respect to the use and occupancy of real property entered into in the ordinary course of business or in connection with a Disposition permitted under the Loan Documents or (iii) the rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by Borrowers or any of their respective Subsidiaries or by a statutory provision, to terminate any such lease, license, franchise, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof; (j) Liens consisting of precautionary Uniform Commercial Code financing statements filed with respect to operating leases or consignment arrangements entered into by Holdings and its Subsidiaries in the ordinary course of business; (k) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution and Liens attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business; (l) Liens arising out of title provisions in a supplier’s standard conditions of supply of goods where the goods in question are supplied on credit and are acquired by the relevant Subsidiary in the ordinary course of its business; (m) Liens of record on Property of Foreign Subsidiaries that do not secure any outstanding Obligations, Liens on Property of any Foreign Subsidiary that does not have any assets or liabilities, and Liens on Property of any Foreign Subsidiary that is not a Guarantor securing obligations in an aggregate amount not to exceed $30,000,000 at any one time outstanding; (other than the Liens set forth in the other clauses of this definition); (n) Liens (other than the Liens set forth in the other clauses of this definition) expressly permitted under Section 6.7 of the Agreement; (o) Liens upon specific items or inventory or other goods and proceeds of Borrowers or any of their respective Subsidiaries securing such Person’s obligations in respect of bankers’ acceptances or documentary letters of credit issued or created for the account of such Person to facilitate the shipment or storage of such inventory or other goods; (p) Liens (i) (A) on advances of cash or Cash Equivalent in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 6.2 to be applied against the purchase price for such Investment only to the extent any such Lien shall encumber only the assets acquired with the proceeds of such advances and (B) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 6.8, in each case under this clause (i), solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien and (ii) on earnest money deposits of cash or Cash Equivalent made by Borrowers or any of their respective Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder; (q) Liens (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness or (ii) relating to pooled deposit or sweep accounts of Borrowers or any of their respective Subsidiaries to permit satisfaction of overdraft or similar obligations in each case in the ordinary course of business and not prohibited by the Agreement; (r) ground leases in respect of real property on which facilities owned or leased by Borrowers or any of their respective Subsidiaries are located or any Liens senior to any lease, sub-lease or other agreement under which Borrowers or any of their respective Subsidiaries uses or occupies any real property; (s) Liens constituting security given to a public or private utility or any Governmental Authority as required in the ordinary course of business; (t) pledges or deposits of cash and Cash Equivalents securing deductibles, self-insurance, co-payment, co-insurance, retentions and similar obligations to providers of insurance in the ordinary course of business; (u) Liens on (A) incurred premiums, dividends and rebates which may become payable under insurance policies and loss payments which reduce the incurred premiums on such insurance policies and (B) rights which may arise under State insurance guarantee funds relating to any such insurance policy, (v) Liens in existence on the date hereof and summarized on Disclosure Schedule (6.7) securing Indebtedness described on Disclosure Schedule (6.3) and permitted refinancings, refunding, reallocations, extensions and renewals thereof, including extensions or renewals of any such Liens; provided that the principal amount so secured is not increased from that existing on the Closing Date and the Lien does not attach to any other property (other than after-acquired title in or to such Property and proceeds of the existing collateral in accordance with the documents creating such Lien); (w) Liens created after the date hereof by conditional sale, consignment, other title retention agreements or similar arrangements (including Capital Leases) or in connection with purchase money Indebtedness with respect to Equipment, Fixtures and any other property acquired by any Credit Party in the ordinary course of business, involving the incurrence of an aggregate amount of purchase money Indebtedness and Capitalized Lease

Obligations of not more than $30,000,000 outstanding at any one time for all such Liens (provided, that such Liens attach only to the assets subject to such purchase money Indebtedness, such Indebtedness is incurred within 180 days following such purchase and does not exceed 100% of the purchase price of the subject assets and shall constitute not less than 80% of the aggregate consideration paid with respect to such asset); (x) Liens on Property acquired after the date hereof by Holdings or any of its Subsidiaries in a Permitted Acquisition (including Liens on the property of any Person that becomes a Subsidiary after the date hereof) to the extent such Liens existed on such Property before the time of its acquisition and were not created in anticipation thereof, (y) Liens securing Indebtedness incurred by any Foreign Subsidiary pursuant to Section 6.3(a)(xi) provided such Indebtedness is incurred in the ordinary course of business; provided, that any such Lien shall be limited to the interests of such Foreign Subsidiaries in bank accounts maintained with the holder of such Indebtedness; (z) other Liens securing Indebtedness, incurred in the ordinary course of business not exceeding $2,000,000 in the aggregate at any time outstanding; and (aa) Liens securing Indebtedness permitted pursuant to Section 6.3(a)(xix)(B) and Section 6.3(a)(xix)(C) solely to the extent such Liens are subject to an intercreditor agreement or other arrangement reasonably satisfactory to Administrative Agent as contemplated by Section 6.3(a)(xix), provided, however, that no reference herein to Liens permitted hereunder (including Permitted Encumbrances), including any statement or provision as to the acceptability of any Liens (including Permitted Encumbrances), shall in any way constitute or be construed as to provide for a subordination of any rights of the Agents or the Lenders hereunder or arising under any of the other Loan Documents in favor of such Liens.
          “Permitted Holders” means (i) for purposes of the definition of “Change of Control,” Onex and its Affiliates and Ontario Municipal Employees Retirement System and its Affiliates and (ii) for all other purposes, such Equity Interests Holders of Holdings as exist as of the First Amendment Effective Date.
          “Permitted Indian Joint Venture Acquisitions” means the acquisition by U.S. Borrower or one of its wholly owned Subsidiaries of all or a portion of the Equity Interests of (i) CLI3L or (ii) Sitel India Limited, in either case not owned directly or indirectly by U.S. Borrower on the Closing Date.
          “Permitted Joint Venture” means (i) CLI3L, ClientLogic Philippines, Sitel India Limited, Sitel de Columbia SA, Grupo Sitel de Mexico SA de CV, Sitmex USA, LLC (owner of 100% of the Equity Interests of Sitel Panama, SA) and (ii) any other Person (a) that is not organized or incorporated under the laws of the United States, (b) the Equity Interests of which are owned by Holdings or any of its Subsidiaries and another Person who is not Holdings or any of its Subsidiaries (other than a third party represented by any director’s qualifying shares or investments by foreign nationals mandated by applicable laws) and any Investments in such Person are to be made pursuant to Section 6.2; provided, that U.S. Borrower may, upon notice to Administrative Agent, redesignate any Person who was, before such redesignation, a Permitted Joint Venture as a Foreign Subsidiary (to the extent it otherwise qualifies) and at such time such Permitted Joint Venture will be treated as a Foreign Subsidiary for all purposes hereunder.
          “Permitted Joint Venture Acquisitions” means the acquisition by Holdings or U.S. Borrower or one of its wholly owned Subsidiaries of all or any portion of the Equity Interests of any Permitted Joint Venture not owned directly or indirectly by Holdings or U.S. Borrower on the Closing Date.
          “Permitted Mexican Joint Venture Acquisition” means the acquisition by U.S. Borrower or one of its wholly owned Subsidiaries of all or a portion of the Equity Interests of Grupo Sitel de Mexico SA de CV not owned directly or indirectly by U.S. Borrower on the Closing Date.
          “Permitted Panama Joint Venture Acquisition” means the acquisition by U.S. Borrower or one of its wholly owned Subsidiaries of all or a portion of the Equity Interests of Sitmex-USA, LLC (or other owner of the Equity Interests of Sitel Panama, SA) not owned directly or indirectly by U.S. Borrower on the Closing Date.
          “Permitted Philippines Joint Venture Acquisition” means the acquisition by U.S. Borrower or one of its wholly owned Subsidiaries of all of the Equity Interests of ClientLogic Philippines not owned directly or indirectly by U.S. Borrower on the Closing Date.
          “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).
          “Philippines Collateral Documents” means the Pledge and Assignment Agreement among Sitel Customer Care Philippines, Inc., Sitel International LLC and the Collateral Agent and any supporting documentation required to be delivered in connection with the foregoing.
          “PIK Preferred Equity” shall mean shares of Holdings’ 10% Cumulative Preferred Stock, Series A issued pursuant to that certain Certificate of Designations, Preferences and Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof, dated March 1, 2005 (as modified by the Certificate of Correction, dated March 2, 2005).
          “Plan” means, at any time, an “employee benefit plan,” as defined in Section 3(3) of ERISA, that any Credit Party or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any Credit Party.
          “Pledge Agreement” means, collectively, (i) the Pledge Agreement dated as of January 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time) executed by Holdings and certain of its Subsidiaries in favor of Collateral Agent, on behalf of itself and Secured Parties, pledging all Equity Interests of the Domestic Subsidiaries, together with 65% of the voting Equity Interests and 100% of the non-voting Equity Interests of the directly held Foreign Subsidiaries (provided, however, that with respect to any Subsidiary that is not wholly owned by Holdings, no such pledge of its Equity Interests shall be required to the extent its applicable governing documents prohibit such a pledge) and all Intercompany Notes owing to or held by Holdings or such Domestic Subsidiaries and (ii) any other pledge agreement entered into after the Closing Date by any Credit Party (as required by the Agreement or any other Loan Document).

          “Prior Credit Agreements” that (a) certain Credit Agreement, dated as of August 19, 2005, as amended and currently in effect, by and among, on the one hand, the lenders from time to time a party thereto, and Ableco Finance LLC, as the administrative agent for such lenders and as collateral agent for the lenders and Sitel Corporation and each of its subsidiaries identified on the signature pages thereof, (b) that certain Credit Agreement, dated as of August 19, 2005, as amended and currently in effect by and among the lenders from time to time a party thereto, Wells Fargo Financial Corporation Canada, as the Canadian administrative agent for such Lenders, and Wells Fargo Foothill, Inc., as the administrative agent for such Lenders, as the European administrative agent for such lenders and as collateral agent for the lenders and Sitel Corporation, and each of its subsidiaries identified on the signature pages thereof and (c) that certain Credit Agreement, dated as of August 16, 2006, among Holdings, the other credit parties signatory thereto, General Electric Capital Corporation, for itself, as lender, and as agent for lenders, and the other lenders signatory thereto from time to time.
          “Prior Lender” means the “Lenders” as defined in the Prior Credit Agreements.
          “Prior Lender Obligations” means (i) all obligations owed by Holdings and the other Credit Parties and the Acquired Business pursuant to the Prior Credit Agreements.
          “Pro Rata Share” means as applicable, the U.S. Pro Rata Share, the Canadian Pro Rata Share and the UK Pro Rata Share.
          “Proceeds” means “proceeds,” as such term is defined in the Code, including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Credit Party from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Credit Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (c) any claim of any Credit Party against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the goodwill associated with any Trademark or Trademark License, (d) any recoveries by any Credit Party against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Equity Interests, and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.
          “Projections” means Holdings forecasted consolidated: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all prepared on a Subsidiary by Subsidiary or division-by-division basis, if applicable, and otherwise consistent with the historical Financial Statements of Holdings, together with appropriate supporting details and a statement of underlying assumptions.
          “Projections Review” as defined in Section 5.3.

          “Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.
          “Qualified Assignee” means any person, other than a natural person, which is (a) a Lender, an Affiliate of a Lender and, with respect to a Lender that is an investment fund that invests in commercial loans, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor, (b) a commercial bank, savings and loan association or savings bank, or any other entity which is an “accredited investor” (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds, lease financing companies and commercial finance companies or any other entity regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets, which, through its applicable lending office, is capable of lending to the applicable Borrower without the imposition of any withholding or similar taxes and (c) solely for the purposes of any purchases of Term Loans in accordance with Section 9.1(a)(ii), any Borrower Affiliated Purchaser; provided that none of the Borrowers, Onex or any Affiliate of Onex or any Borrower shall be a Qualified Assignee except to the extent and solely for the purposes expressly permitted by paragraph (c) of this definition; and provided further that no Person proposed to become a Lender after the Closing Date and acting in the capacity of a vulture fund or distressed debt purchaser shall be a Qualified Assignee, and no Person or Affiliate of such Person proposed to become a Lender after the Closing Date and that holds Subordinated Debt or Equity Interests issued by any Credit Party shall be a Qualified Assignee.
          “Qualified Plan” means a Pension Plan that is intended to be tax-qualified under Section 401(a) of the IRC.
          “Qualifying Lender” means:
(i)	a Lender (other than a Lender within sub-paragraph (ii) below) which is beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document and is:
(A)	a Lender:
(a)	which is a bank (as defined for the purpose of section 349 of the Taxes Act) making an advance under a Loan Document; or
(b)	in respect of an advance made under a Loan Document by a person that was a bank (as defined for the purpose of section 349 of the Taxes Act) at the time that that advance was made, and which is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; or
(B)	a Lender which is:

(a)	a company resident in the United Kingdom for United Kingdom tax purposes;
(b)	a partnership each member of which is:
(i)	a company resident in the United Kingdom; or

(ii)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (for the purposes of section 11(2) of the Taxes Act) the whole of any share of interest payable in respect of that advance that falls to it by reason of sections 114 and 115 of the Taxes Act;

(iii)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (for the purposes of section 11(2) of the Taxes Act) of that company; or
(C)	a Treaty Lender; or
(ii)	a building society (as defined for the purpose of section 477A of the Taxes Act).
          “Rating Event” means that the Administrative Agent has become aware that Holdings’ corporate family rating from Moody’s and Holdings’ corporate rating from S&P have both been (a) withdrawn or (b) downgraded from the ratings in effect on the First Amendment Effective Date.
          “Real Estate” means, at any time of determination, any interest (fee, leasehold, or otherwise) then owned by any Credit Party in any real property,
          “Reference Bank” means the principal office in London of two or more banks as may be appointed by Administrative Agent in consultation with U.S. Borrower.
          “Refinancing” means the repayment in full by Borrowers of the Prior Lender Obligations on the Closing Date.
          “Refinancing Canadian Revolving Credit Advance” has the meaning ascribed to it in Section 1.1(a)-2(i).
          “Refinancing Canadian Revolving Lender” means each Lender with a Refinancing Canadian Revolving Commitment or with outstanding Refinancing Canadian Revolving Loans.

          “Refinancing Canadian Revolving Loan” has the meaning ascribed to it in Section 1.18(b).
          “Refinancing Canadian Revolving Commitment Period” has the meaning ascribed to it in Section 1.1(a)-3(i).
          “Refinancing Canadian Revolving Commitments” has the meaning ascribed to it in Section 1.18(a)(ii).
          “Refinancing Effective Date” has the meaning ascribed to it in Section 1.18.
          “Refinancing Euro Term Lender” means each Lender with a Refinancing Euro Term Loan Commitment or with outstanding Refinancing Euro Term Loans.
          “Refinancing Euro Term Loan” has the meaning ascribed to it in Section 1.18(b).
          “Refinancing Euro Term Loan Commitment” has the meaning ascribed to it in Section 1.18(a).
          “Refinancing Revolving Lenders” has the meaning ascribed to it in Section 1.18(a).
          “Refinancing Revolving Loan” means a Refinancing Canadian Revolving Loan, a Refinancing UK Revolving Loan and a Refinancing U.S. Revolving Loan.
          “Refinancing Sterling Term Lender” means each Lender with a Refinancing Sterling Term Loan Commitment or with outstanding Refinancing Sterling Term Loans.
          “Refinancing Sterling Term Loan” has the meaning ascribed to it in Section 1.18(b).
          “Refinancing Sterling Term Loan Commitment” has the meaning ascribed to it in Section 1.18(a).
          “Refinancing Term Lenders” has the meaning ascribed to it in Section 1.18(a).
          “Refinancing Term Loan” means a Refinancing Euro Term Loan, a Refinancing Sterling Term Loan and a Refinancing U.S. Term Loan.
          “Refinancing Term Loan Commitment” has the meaning ascribed to it in Section 1.18(a).
          “Refinancing Term Loan Maturity Date” means the date that Refinancing Term Loans shall become due and payable in full hereunder, as specified in the applicable Joinder Agreement, including by acceleration or otherwise.
          “Refinancing UK Revolving Credit Advance” has the meaning ascribed to it in Section 1.1(a)-3(i).

          “Refinancing UK Revolving Lender” means each Lender with a Refinancing UK Revolving Commitment or with outstanding Refinancing UK Revolving Loans.
          “Refinancing UK Revolving Loan” has the meaning ascribed to it in Section 1.18(b).
          “Refinancing UK Revolving Commitment Period” has the meaning ascribed to it in Section 1.1(a)-3(i).
          “Refinancing UK Revolving Commitments” has the meaning ascribed to it in Section 1.18(a)(iii).
          “Refinancing U.S. Revolving Credit Advance” has the meaning ascribed to it in Section 1.1(a)-1(i).
          “Refinancing U.S. Revolving Loan” has the meaning ascribed to it in Section 1.18(b).
          “Refinancing U.S. Revolving Commitment Period” has the meaning ascribed to it in Section 1.1(a)-1(i).
          “Refinancing U.S. Revolving Commitments” has the meaning ascribed to it in Section 1.18(a)(i).
          “Refinancing U.S. Term Lender” means each Lender with a Refinancing U.S. Term Loan Commitment or with outstanding Refinancing U.S. Term Loans.
          “Refinancing U.S. Term Loan” has the meaning ascribed to it in Section 1.18(b).
          “Refinancing U.S. Term Loan Commitment” has the meaning ascribed to it in Section 1.18(a).
          “Refunded Canadian Dollars Swing Line Loan” has the meaning ascribed to it in Section 1.1(d)(iii).
          “Refunded Euro Swing Line Loan” has the meaning ascribed to it in Section 1.1(f)(iii).
          “Refunded Sterling Swing Line Loan” has the meaning ascribed to it in Section 1.1(f)(iii).
          “Refunded U.S. Dollars Swing Line Loan” has the meaning ascribed to it in Section 1.1(c)(iii).
          “Regulation FD” means Regulation FD as promulgated by the US Securities and Exchange Commission under the Securities Act and Exchange Act as in effect from time to time.

          “Related Transactions” means the initial borrowing under the Revolving Loan and the Term Loan on the Closing Date, the Acquisition, the Refinancing, the payment of all fees, costs and expenses associated with all of the foregoing and the execution and delivery of all of the Related Transactions Documents.
          “Related Transactions Documents” means the Loan Documents and the Acquisition Agreement.
          “Release” means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material in the environment, including the movement of Hazardous Material through or in the air, soil, surface water, ground water or property.
          “Requisite Lenders” means Lenders having (a) more than 50% of the Commitments of all Lenders, or (b) if the Commitments have been terminated, more than 50% of the aggregate outstanding amount of the Loans.
          “Requisite Revolving Lenders” means each of the U.S. Requisite Revolving Lenders, the Canadian Requisite Revolving Lenders and the UK Requisite Revolving Lenders.
          “Restricted Payment” means, with respect to any Credit Party (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of Equity Interests; (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of such Credit Party’s Equity Interests or any other payment or distribution made in respect thereof, either directly or indirectly; (c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any Subordinated Debt; (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Equity Interests of such Credit Party now or hereafter outstanding; (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of such Credit Party’s Equity Interests or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (f) any payment, loan, contribution, or other transfer of funds or other property to any Equity Interests Holder of such Credit Party other than payment of compensation in the ordinary course of business to Equity Interests Holders who are employees of such Credit Party; and (g) any payment of management fees, director fees or other fees of a similar nature by such Credit Party to any Equity Interests Holder of such Credit Party or its Affiliates.
          “Retiree Welfare Plan” means, at any time, a Welfare Plan that provides for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant’s termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

          “Revolving Commitments” means, collectively, the U.S. Revolving Commitment, the Canadian Revolving Commitment and the UK Revolving Commitment.
          “Revolving Credit Advance” means a U.S. Revolving Credit Advance, a Canadian Revolving Credit Advance and a UK Revolving Credit Advance, as the case may be.
          “Revolving Lenders” means, as of any date of determination, Lenders having a Revolving Commitment.
          “Revolving Loan” means, collectively, the U.S. Revolving Loan, the Canadian Revolving Loan and the UK Revolving Loan.
          “Revolving Loan Extension Request” has the meaning ascribed to it in Section 1.17(a)(ii).
          “Revolving Note” means each of the U.S. Revolving Note, Canadian Revolving Note, and UK Revolving Note.
          “S&P” means Standard & Poor’s Ratings Group, a division of The McGraw Hill Corporation.
          “Section 1.17 Additional Agreement” has the meaning ascribed to it in Section 1.17(c).
          “Secured Parties” has the meaning assigned to such term in the Security Agreement.
          “Security Agreement” means the Security Agreement, dated as of January 30, 2007 entered into by and among Collateral Agent, on behalf of itself and Secured Parties, and each Credit Party that is a signatory thereto.
          “Senior Indenture” means (i) the indenture governing the Senior Notes entered into on the Third Amendment Effective Date by and among Holdings, the U.S. Borrower, as co-issuer, Sitel Finance Corp., as co-issuer, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, and (ii) any indenture or other agreement entered into by any of Holdings, the U.S. Borrower, any other Senior Notes Co-Issuer and any other Persons party thereto whether as noteholders or acting as trustee or other representative for the holders of the Senior Notes issued pursuant thereto under which Indebtedness permitted by Section 6.3(xviii) is issued, in each case as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced in whole or in part from time to time in accordance with Sections 6.3(xviii) and 6.14.
          “Senior Notes” means (i) the senior unsecured notes in an original principal amount of up to $300,000,000 (as may be increased on or before the Third Amendment Effective Date) issued by the U.S. Borrower and the Senior Notes Co-Issuer pursuant to the Senior Indenture entered into on Third Amendment Effective Date and (ii) any other unsecured notes issued by Holdings, the U.S. Borrower and a Senior Notes Co-Issuer pursuant to a Senior Indenture.

          “Senior Notes Co-Issuer” shall mean Sitel Finance Corp., a Delaware corporation and any other first-tier Subsidiary of Holdings (other than the U.S. Borrower) that is a co-issuer of Senior Notes.
          “Senior Secured Leverage Ratio” means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Secured Debt as of such day to (ii) Adjusted EBITDA of Holdings and its Subsidiaries for the period of four consecutive Fiscal Quarters ending on such date.
          “SITEL India JV Collateral Documents” means a pledge agreement or other security document required to provide a pledge of the shares held by a Credit Party in SITEL India Limited and such other supporting documentation required to be delivered in connection therewith.
          “Software” means all “software” as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.
          “Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person’s property would constitute an unreasonably small capital; (e) with respect to a Credit Party organized in Canada, (i) such Person is able to meet its obligations as they generally become due and (ii) such Person has not ceased paying its current obligations in the ordinary course of business as they generally become due. The amount of contingent liabilities (such as litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can be reasonably be expected to become an actual or matured liability.
          “Spanish Collateral Documents” means each of the following documents:
     (i) the public deed of pledge granted before the Notary Public of Madrid Mr. Fernando Molina Stranz (or such other Notary Public that may substitute for him), by and among, inter alia, SITEL International LLC (“SITEL International”), SITEL Ibérica Teleservices, S.A.U. (“SITEL Ibérica”) and the Collateral Agent in respect of sixty-five percent (65%) of the share capital of SITEL Ibérica, securing the Obligations of the Borrowers;
     (ii) the public deed of pledge granted before the Notary Public of Madrid Mr. Fernando Molina Stranz (or such other Notary Public that may substitute for him), by and among, inter alia, SITEL International, SITEL Ibérica and the Collateral Agent in respect of thirty-five percent (35%) of the share capital of SITEL Ibérica, securing the Obligations of the Foreign Borrowers;

     (iii) the public deed of pledge granted before the Notary Public of Madrid Mr. Fernando Molina Stranz (or such other Notary Public that may substitute for him), by and among, inter alia, SITEL Ibérica, SITEL Taskforce, S.A.U. (“SITEL Taskforce”) and the Collateral Agent in respect of one hundred percent (100%) of the share capital of SITEL Taskforce, securing the Obligations of the Foreign Borrowers;
     (iv) the public deed of pledge granted before the Notary Public of Madrid Mr. Fernando Molina Stranz (or such other Notary Public that may substitute for him), by and among, inter alia, SITEL Ibérica, Verifica Comunicaciones, S.A.U. (“Verifica”) and the Collateral Agent in respect of one hundred percent (100%) of the share capital of Verifica, securing the Obligations of the Foreign Borrowers;
     (v) the public deed of pledge granted before the Notary Public of Madrid Mr. Fernando Molina Stranz (or such other Notary Public that may substitute for him), by and among, inter alia, ClientLogic (UK) Holding Limited, ClientLogic Spain, S.L.U. (“ClientLogic Spain”) and the Collateral Agent in respect of one hundred percent (100%) of the share capital of ClientLogic Spain, securing the Obligations of the Foreign Borrowers; in each case pursuant to the terms and subject to the conditions set forth therein; and
     (vi) any supporting documentation required to be delivered in connection with the foregoing.
          “Specified Canadian Commitment Reduction” has the meaning ascribed to it in Section 1.17(f).
          “Specified Canadian Loan Reduction” has the meaning ascribed to it in Section 1.17(f).
          “Specified UK Commitment Reduction” has the meaning ascribed to it in Section 1.17(f).
          “Specified UK Loan Reduction” has the meaning ascribed to it in Section 1.17(f).
          “Specified U.S. Commitment Reduction” has the meaning ascribed to it in Section 1.17(f).
          “Specified U.S. Loan Reduction” has the meaning ascribed to it in Section 1.17(f).
          “Specified Representations Certificate” means a certificate of Holdings substantially in the form of Exhibit 2.1(a).
          “Sterling” and “£” shall mean lawful money of the United Kingdom of Great Britain and Northern Ireland.
          “Sterling Collection Account” means such account as specified in writing by Administrative Agent as the “Sterling Collection Account.”

          “Sterling Equivalent” means, for any Loans outstanding under the UK Revolving Commitment, the amount thereof denominated in Sterling and the Equivalent Amount in Sterling of any such Loan denominated in Euro.
          “Sterling Swing Line Advance” has the meaning ascribed to it in Section 1.1(f)(i).
          “Sterling Swing Line Availability” means the lesser of (i) (A) the Sterling Swing Line Commitment less (B) the Dollar Equivalent of the aggregate outstanding balance of the Sterling Swing Line Loan at such time and (ii) (A) the UK Maximum Amount, less (B) the aggregate outstanding balance of the Dollar Equivalent of UK Revolving Loan and Dollar Equivalent of Sterling Swing Line Loan and Euro Swing Line Loan at such time.
          “Sterling Swing Line Commitment” means, as to the Sterling Swing Line Lender, the commitment of the Sterling Swing Line Lender to make Sterling Swing Line Advances in an amount equal to $8,000,000, which commitment constitutes a subfacility of the UK Revolving Commitment of the Sterling Swing Line Lender.
          “Sterling Swing Line Lender” means Goldman Sachs Credit Partners L.P.
          “Sterling Swing Line Loan” means at any time, the aggregate amount of Sterling Swing Line Advances outstanding to UK Borrower.
          “Sterling Swing Line Note” has the meaning ascribed to it in Section 1.1(f)(ii).
          “Sterling Term Lenders” means, as of any date of determination, Lenders having a Sterling Term Loan Commitment.
          “Sterling Term Loan” has the meaning ascribed to it in Section 1.1(b)-3(i).
          “Sterling Term Loan Commitment” means (a) as to any Sterling Term Lender, the aggregate commitment in Sterling of such Sterling Term Lender to make Sterling Term Loans as set forth on Annex I to the Agreement or in the most recent Assignment Agreement, Joinder Agreement or Extension Election, as applicable, executed by such Sterling Term Lender and (b) as to all Sterling Term Lenders, the aggregate commitment in Sterling of all Sterling Term Lenders to make Sterling Term Loans, which aggregate commitment shall be £30,000,000 on the Closing Date.
          “Sterling Term Loan Yield Differential” has the meaning ascribed to it in Section 1.17(h)(iii).
          “Sterling Term Note” has the meaning ascribed to it in Section 1.1(b)-3(i).
          “Subordinated Debt” means, collectively, (i) all Affiliate Sub Debt and (ii) any other Indebtedness of any Credit Party subordinated to the Obligations in a manner, and otherwise on terms and conditions, satisfactory to Administrative Agent and Lenders in their sole discretion.
          “Subsidiary” means, with respect to any Person, (a) any corporation of which an aggregate of more than 50% of the outstanding Equity Interests having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Equity Interests of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Equity Interests whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of Holdings. No Permitted Joint Venture shall be considered to be a Subsidiary of Holdings or the U.S. Borrower or any of their respective Subsidiaries for purposes hereof except as set forth in the definition of Permitted Joint Venture.
          “Supporting Obligations” means all “supporting obligations” as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.
          “Swap Related L/C” means a letter of credit or other credit enhancement provided by GE Capital to the extent supporting the payment obligations by U.S. Borrower under an interest rate protection or hedging agreement or transaction (including, but not limited to, interest rate swaps, caps, collars, floors and similar transactions) designed to protect or manage exposure to the fluctuations in the interest rates applicable to any of the Loans, and which agreement or transaction U.S. Borrower entered into as the result of a specific referral pursuant to which GE Capital, GE Corporate Financial Services, Inc. or any other Affiliate of GE Capital had arranged for U.S. Borrower to enter into such agreement or transaction. The term includes a Swap Related L/C as it may be increased from time to time fully to support Borrower’s payment obligations under any and all such interest rate protection or hedging agreements or transactions.
          “Swap Related Reimbursement Obligation” has the meaning ascribed to it in Section 1.2A.
          “Swing Line Advance” means a U.S. Dollars Swing Line Advance, a Canadian Dollars Swing Line Advance, a Euro Swing Line Advance or a Sterling Swing Line Advance, as the case may be.
          “Swing Line Commitment” means the U.S. Dollars Swing Line Commitment, the Canadian Dollars Swing Line Commitment, the Euro Swing Line Commitment and the Sterling Swing Line Commitment.
          “Swing Line Lender” means each of the U.S. Dollars Swing Line Lender, Canadian Dollars Swing Line Lender, Euro Swing Line Lender and Sterling Swing Line Lender.
          “Swing Line Loan” means, collectively, the U.S. Dollars Swing Loan, the Canadian Dollars Swing Line Loan, the Euro Swing Line Loan and the Sterling Swing Line Loan.
          “Swing Line Note” means each of the U.S. Dollars Swing Line Note, Canadian Dollars Swing Line Note, Euro Swing Line Note and Sterling Swing Line Note.

          “Syndication Agent” has the meaning ascribed to it in the preamble to the Agreement.
          “Target” has the meaning ascribed to it in Section 6.1(i).
          “Taxes” means taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, excluding (i) taxes imposed on or measured by the net income or gross receipts of an Agent or a Lender by the jurisdictions under the laws of which Agents and Lenders are organized or conduct business or any political subdivision thereof, (ii) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which any Credit Party is located and (iii) any United States federal withholding tax that would not have been imposed but for a failure by a Lender (or any financial institution through which any payment is made to such Lender) to comply with the applicable requirements of FATCA.
          “Taxes Act” means the UK Income and Corporation Taxes Act 1988, as amended.
          “Term Lenders” means those Lenders having Term Loan Commitments.
          “Term Loan” means, collectively, the U.S. Term Loan, the Euro Term Loan and the Sterling Term Loan.
          “Term Loan Commitments” means, collectively, the Euro Term Loan Commitment, the Sterling Term Loan Commitment and the U.S. Term Loan Commitment.
          “Term Loan Extension Request” has the meaning ascribed to it in Section 1.17(a)(i).
          “Term Loan Maturity Date” means (a) with respect to the Original Term Loans, the Original Term Loan Maturity Date, (b) with respect to the Refinancing Term Loans, the Refinancing Term Loan Maturity Date, (c) with respect to the Tranche A Extended Term Loans, the Tranche A Extended Term Loan Maturity Date and (d) with respect to any other Extension Series of Extended Term Loans, the Extended Term Loan Maturity Date for such Extension Series.
          “Term Note” means each of the U.S. Term Note, Euro Term Note, and Sterling Term Note.
          “Termination Date” means the date on which (a) the Loans have been indefeasibly repaid in full, (b) all other Obligations under the Agreement and the other Loan Documents have been completely discharged (other than contingent indemnification obligations for which no claim has been asserted), (c) all Letter of Credit Obligations have been cash collateralized, cancelled or backed by standby letters of credit in accordance with Annex B, Annex C and Annex D and (d) no Borrower shall have any further right to borrow any monies under the Agreement.
          “Third Amendment” means that certain Third Amendment to Credit Agreement dated as of February 18, 2010 among the Borrowers, Holdings, Administrative Agent, the Lenders and the Guarantors listed on the signature pages thereto.

          “Third Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section II of the Third Amendment.
          “Threshold Price” as defined in Annex J.
          “Total Debt” means, on any date, the outstanding principal amount of all Indebtedness of Holdings and its Subsidiaries of the type referred to in clause (a) and (c) of the definition of “Indebtedness”, clause (b) of the definition of “Indebtedness”, solely to the extent such letters of credit, bankers acceptances or surety bonds have been drawn or called upon by the beneficiary thereof, clause (e) of the definition of “Indebtedness” and clause (h) of the definition of “Indebtedness,” in each case exclusive of intercompany Indebtedness between the Group Members and any contingent liability in respect of any of the foregoing and any Affiliate Sub Debt.
          “Total Leverage Ratio” shall mean, as at any date of the calculation thereof, the ratio of:
          (a) Total Debt; to
          (b) Adjusted EBITDA of Holdings and its Subsidiaries for the period of four consecutive Fiscal Quarters ending on, or most recently ended prior to, such date.
          “Trademark License” means any written agreement providing for the grant by or to any Credit Party of any right in, to or under any Trademark.
          “Trademark Security Agreements” means the Trademark Security Agreements made in favor of Collateral Agent, on behalf of Lenders, by each applicable Credit Party, in each case securing the Obligations.
          “Trademarks” means all of the following now owned or hereafter adopted or acquired by any Credit Party: (a) all trademarks, trade names, corporate names, business names, trade styles, trade dress, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, (b) all reissues, extensions or renewals thereof, (c) all goodwill associated with or symbolized by any of the foregoing, (d) all rights to sue and recover for past, present, and future infringements or dilutions of any of the foregoing or for any injury to goodwill, (e) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit, and (f) all other rights of any kind whatsoever related to the foregoing or pertaining thereto.
          “Tranche A Extended Canadian Revolving Credit Advance” means Original Canadian Revolving Credit Advances that are converted into Extended Canadian Revolving Credit Advances on the Fourth Amendment Effective Date.

          “Tranche A Extended Canadian Revolving Commitment” means Original Canadian Revolving Commitments that are converted into Extended Canadian Revolving Commitments on the Fourth Amendment Effective Date.
          “Tranche A Extended Euro Term Lender” means each Lender with outstanding Tranche A Extended Euro Term Loans.
          “Tranche A Extended Euro Term Loan” means Original Euro Term Loans that are converted into Extended Euro Term Loans on the Fourth Amendment Effective Date.
          “Tranche A Extended Revolving Credit Advances” means a Tranche A Extended U.S. Revolving Credit Advance, a Tranche A Extended Canadian Revolving Credit Advance and a Tranche A Extended UK Revolving Credit Advance.
          “Tranche A Extended Revolving Commitment” means a Tranche A Extended U.S. Revolving Commitment, a Tranche A Extended Canadian Revolving Commitment and a Tranche A Extended UK Revolving Commitment.
          “Tranche A Extended Revolving Commitment Termination Date” means the earliest to occur of (a) January 30, 2016, (b) the date of termination of Lenders’ obligations to make Tranche A Extended Revolving Credit Advances and to incur Letter of Credit Obligations in respect of Tranche A Extended Revolving Commitments or permit existing Tranche A Extended Revolving Loans to remain outstanding pursuant to Section 8.2(b), and (c) the date of indefeasible prepayment in full by Borrowers of the Tranche A Extended Revolving Loans and the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations in respect of Tranche A Extended Revolving Commitments pursuant to Annex B, Annex C and Annex D, and the permanent reduction of the Tranche A Extended Revolving Commitments to the Dollar Equivalent of zero U.S. Dollars ($0).
          “Tranche A Extended Revolving Loans” means Original Revolving Loans that are converted into Extended Revolving Loans on the Fourth Amendment Effective Date.
          “Tranche A Extended Sterling Term Lender” means each Lender with outstanding Tranche A Extended Sterling Term Loans.
          “Tranche A Extended Sterling Term Loan” means Original Sterling Term Loans that are converted into Extended Sterling Term Loans on the Fourth Amendment Effective Date.
          “Tranche A Extended Term Loans” means, collectively, Original Term Loans that are converted into Extended Term Loans on the Fourth Amendment Effective Date.
          “Tranche A Extended Term Loan Maturity Date” means January 30, 2017.
          “Tranche A Extended UK Revolving Credit Advance” means Original UK Revolving Credit Advances that are converted into Extended UK Revolving Credit Advances on the Fourth Amendment Effective Date.

          “Tranche A Extended UK Revolving Commitment” means Original UK Revolving Commitments that are converted into Extended UK Revolving Commitments on the Fourth Amendment Effective Date.
          “Tranche A Extended U.S. Revolving Credit Advance” means Original U.S. Revolving Credit Advances that are converted into Extended U.S. Revolving Credit Advances on the Fourth Amendment Effective Date.
          “Tranche A Extended U.S. Revolving Commitment” means Original U.S. Revolving Commitments that are converted into Extended U.S. Revolving Commitments on the Fourth Amendment Effective Date.
          “Tranche A Extended U.S. Term Lender” means each Lender with outstanding Tranche A Extended U.S. Term Loans.
          “Tranche A Extended U.S. Term Loan” means Original U.S. Term Loans that are converted into Extended U.S. Term Loans on the Fourth Amendment Effective Date.
          “Treasury Rate” shall mean a rate per annum (computed on the basis of actual days elapsed over a year of 360 days) equal to the rate, in the case of LIBOR Loans, listed in The Wall Street Journal for United States Treasury securities having a term of not greater than the relevant LIBOR Period, in the case of BA Rate Loans, listed in The Globe & Mail for Government of Canada Treasury securities having a term of not greater than the relevant BA Rate Period and in the case of EURIBOR Loans, the EURIBOR Screen Rate having a term of not greater than the relevant EURIBOR Period.
          “Treaty Lender” means a Lender which:
(i)	is treated as a resident of a Treaty State for the purposes of the Treaty;
(ii)	does not carry on a business in the United Kingdom through a permanent establishment with which that Lender’s participation in the relevant Loan is effectively connected; and
(iii)	has received final authorization in writing from HM Revenue & Customs allowing it to receive any interest payable to it by a Credit Party without a UK Tax Deduction.
          “Treaty State” means a jurisdiction having a double taxation agreement (a “Treaty”) with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest.
          “UK” means the United Kingdom of Great Britain and Northern Ireland.
          “UK Borrower” has the meaning ascribed to it in the preamble to the Agreement.

          “UK Borrowing Availability” means as of any date of determination (i) the UK Maximum Amount, less (ii) the sum of the Dollar Equivalent of the UK Revolving Loan and the Dollar Equivalent of the Sterling Swing Line Loan and Euro Swing Line Loan then outstanding.
          “UK Cash Collateral” has the meaning ascribed to it in Annex D.
          “UK Collateral Documents” means each of the following documents: (i) an English law debenture dated on or about the date of the Agreement and entered into by each of the Credit Parties incorporated in England and Wales in favor of the Collateral Agent, (ii) an English law charge over shares dated on or about the date of the Agreement and entered into by ClientLogic International Holding, Inc. in favor of the Collateral Agent, (iii) an English law charge over shares dated on or about the date of the Agreement and entered into by ClientLogic (UK) Holding Limited in favor of the Collateral Agent, (iv) an English law charge over shares dated on or about the date of the Agreement and entered into by ClientLogic Holding Limited in favor of the Collateral Agent, (v) an English law charge over shares dated on or about the date of the Agreement and entered into by Sitel Europe Limited in favor of the Collateral Agent, (vi) an English law charge over shares date on or about the date of the Agreement and entered into by Sitel UK Limited in favor of the Collateral Agent and (vii) any supporting documentation required to be delivered in connection with the foregoing.
          “UK L/C Issuer” means issuers of UK Letters of Credit to UK Borrower as contemplated by the Agreement.
          “UK Letter of Credit” means documentary or standby letters of credit issued for the account of UK Borrower by any L/C Issuer, and bankers’ acceptances issued by UK Borrower, for which Administrative Agent and Lenders have incurred UK Letter of Credit Obligations.
          “UK Letter of Credit Fee” has the meaning ascribed to it in Annex D.
          “UK Letter of Credit Obligations” means all outstanding obligations incurred by Administrative Agent, Lenders and L/C Issuer at the request of UK Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of UK Letters of Credit by the L/C Issuer or the purchase of a participation as set forth in Annex D with respect to any UK Letter of Credit. The amount of such UK Letter of Credit Obligations shall equal the maximum amount that may be payable by L/C Issuer, Administrative Agent or Lenders thereupon or pursuant thereto.
          “UK Letter of Credit Sublimit” has the meaning ascribed to it in Annex D.
          “UK Loan Account” shall have the meaning ascribed to it in Section 1.9(c).
          “UK Loans” means, collectively, the UK Revolving Loan, UK Term Loan, Euro Swing Line Loan and the Sterling Swing Line Loan.
          “UK Maximum Amount” means, as of any date of determination, an amount equal to the UK Revolving Commitment of all Lenders as of that date.

          “UK Pro Rata Share” means with respect to all matters relating to any Lender (a) with respect to the UK Revolving Loan, Euro Swing Line Loan or Sterling Swing Line Loan, the percentage obtained by dividing (i) the UK Revolving Commitment of that Lender by (ii) the aggregate UK Revolving Commitments of all Lenders, (b) with respect to the UK Term Loan, the percentage obtained by dividing (i) the UK Term Loan Commitment of that Lender by (ii) the aggregate UK Term Loan Commitments of all Lenders, as any such percentages may be adjusted by assignments permitted pursuant to Section 9.1 or as a result of any Extension Agreement or Joinder Agreement, (c) with respect to all UK Loans, the percentage obtained by dividing (i) the aggregate UK Commitments of that Lender by (ii) the aggregate UK Commitments of all Lenders, and (d) with respect to all UK Loans on and after the Commitment Termination Date, the percentage obtained by dividing (i) the aggregate outstanding principal balance of the UK Loans held by that Lender, by (ii) the outstanding principal balance of the UK Loans held by all Lenders.
          “UK Requisite Revolving Lenders” means Lenders having (a) more than 50% of the UK Revolving Commitments of all Lenders, or (b) if the UK Revolving Commitments have been terminated, more than 50% of the aggregate outstanding amount of the UK Revolving Loan.
          “UK Revolving Credit Advance” means an Original UK Revolving Credit Advances, an Extended UK Revolving Credit Advance and a Refinancing UK Revolving Credit Advance.
          “UK Revolving Lenders” means the Existing UK Revolving Lenders, the Extended UK Revolving Lenders and the Refinancing UK Revolving Lenders.
          “UK Revolving Commitment” means (a) as to any UK Revolving Lender, the aggregate commitment in U.S. Dollars of such UK Revolving Lender to make UK Revolving Credit Advances or incur UK Letter of Credit Obligations as set forth on Annex I to the Agreement or in the most recent Assignment Agreement, Extension Agreement or Joinder Agreement, as applicable, executed by such UK Revolving Lender and (b) as to all UK Revolving Lenders, the aggregate commitment in U.S. Dollars of all UK Revolving Lenders to make UK Revolving Credit Advances or incur UK Letter of Credit Obligations, which aggregate commitment shall be $28,000,000 on the Fourth Amendment Effective Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.
          “UK Revolving Loans” means the Original UK Revolving Loans, the Extended UK Revolving Loans and the Refinancing UK Revolving Loans.
          “UK Revolving Note” has the meaning ascribed to it in Section 1.1(a)-3(ii).
          “UK Tax Confirmation” means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of any Loan made to the UK Borrower is either:
(i)	a company resident in the United Kingdom for United Kingdom tax purposes;
(ii)	a partnership each member of which is:

(A)	a company so resident in the United Kingdom; or
(B)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (for the purposes of section 11(2) of the Taxes Act) the whole of any share of interest payable in respect of that advance that falls to it by reason of sections 114 and 115 of the Taxes Act; or
(iii)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (for the purposes of section 11(2) of the Taxes Act) of the company.
          “UK Tax Deduction” means a deduction or withholding for or on account of Taxes imposed by the United Kingdom or any political subdivision thereof from a payment on UK Loans.
          “UK Term Loan” means, collectively, the Sterling Term Loan and the Euro Term Loan.
          “U.S. Borrower” has the meaning ascribed to it in the preamble to the Agreement.
          “U.S. Borrowing Availability” means as of any date of determination (i) the U.S. Maximum Amount, less (ii) the sum of the U.S. Revolving Loan and the U.S. Dollars Swing Line Loan then outstanding.
          “U.S. Cash Collateral” has the meaning ascribed to it in Annex B.
          “U.S. Dollars” or “$” means lawful currency of the United States of America.
          “U.S. Dollars Collection Account” means such account as specified in writing by Administrative Agent as the “U.S. Dollars Collection Account.”
          “U.S. Dollars Swing Line Advance” has the meaning ascribed to it in Section 1.1(c)(i).
          “U.S. Dollars Swing Line Availability” means the lesser of (i) (A) the U.S. Dollars Swing Line Commitment less (B) the aggregate outstanding balance of the U.S. Dollars Swing Line Loan at such time and (ii) (A) the U.S. Maximum Amount, less (B) the aggregate outstanding balance of the U.S. Revolving Loan and U.S. Dollars Swing Line Loan at such time.
          “U.S. Dollars Swing Line Commitment” means, as to the U.S. Dollars Swing Line Lender, the commitment of the U.S. Dollars Swing Line Lender to make U.S. Dollars Swing Line Advances in an amount equal to $15,000,000, which commitment constitutes a subfacility of the U.S. Revolving Commitment of the U.S. Dollars Swing Line Lender.

          “U.S. Dollars Swing Line Lender” means GSCP.
          “U.S. Dollars Swing Line Loan” means at any time, the aggregate amount of U.S. Dollars Swing Line Advances outstanding to U.S. Borrower.
          “U.S. Dollars Swing Line Note” has the meaning ascribed to it in Section 1.1(c)(ii).
          “U.S. L/C Issuer” means issuers of U.S. Letters of Credit to U.S. Borrower as contemplated by the Agreement.
          “U.S. L/C Sublimit” has the meaning ascribed to it in Annex B.
          “U.S. Lender” has the meaning ascribed to it in Section 1.11(c).
          “U.S. Letter of Credit” means documentary or standby letters of credit issued for the account of U.S. Borrower by any L/C Issuer, and bankers’ acceptances issued by U.S. Borrower, for which Administrative Agent and Lenders have incurred U.S. Letter of Credit Obligations, as defined in Annex B.
          “U.S. Letter of Credit Fee” has the meaning ascribed to it in Annex B.
          “U.S. Letter of Credit Obligations” means all outstanding obligations incurred by Administrative Agent, Lenders and L/C Issuer at the request of U.S. Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of U.S. Letters of Credit by the L/C Issuer or the purchase of a participation as set forth in Annex B with respect to any U.S. Letter of Credit. The amount of such U.S. Letter of Credit Obligations shall equal the maximum amount that may be payable by L/C Issuer, Administrative Agent or Lenders thereupon or pursuant thereto.
          “U.S. Loan Account” shall have the meaning ascribed to it in Section 1.9(a).
          “U.S. Loans” means, collectively, the U.S. Revolving Loan, the U.S. Dollars Swing Line Loan and the U.S. Term Loan.
          “U.S. Maximum Amount” means, as of any date of determination, an amount equal to the U.S. Revolving Commitment of all Lenders as of that date.
          “U.S. Pro Rata Share” means with respect to all matters relating to any Lender (a) with respect to the U.S. Revolving Loan or the U.S. Dollars Swing Line Loan, the percentage obtained by dividing (i) the U.S. Revolving Commitment of that Lender by (ii) the aggregate U.S. Revolving Commitments of all Lenders, (b) with respect to the U.S. Term Loan, the percentage obtained by dividing (i) the U.S. Term Loan Commitment of that Lender by (ii) the aggregate U.S. Term Loan Commitments of all Lenders, as any such percentages may be adjusted by assignments permitted pursuant to Section 9.1 or as a result of any Extension Agreement or Joinder Agreement, (c) with respect to all U.S. Loans, the percentage obtained by dividing (i) the aggregate U.S. Commitments of that Lender by (ii) the aggregate U.S. Commitments of all Lenders, and (d) with respect to all U.S. Loans on and after the Commitment Termination Date, the percentage obtained by dividing (i) the aggregate outstanding principal balance of the U.S. Loans held by that Lender, by (ii) the outstanding principal balance of the U.S. Loans held by all Lenders.
          “U.S. Requisite Revolving Lenders” means Lenders having (a) more than 50% of the U.S. Revolving Commitments of all Lenders, or (b) if the U.S. Revolving Commitments have been terminated, more than 50% of the aggregate outstanding amount of the U.S. Revolving Loan.
          “U.S. Revolving Credit Advance” means an Original U.S. Revolving Credit Advance, an Extended U.S. Revolving Credit Advance and a Refinancing U.S. Revolving Credit Advance.
          “U.S. Revolving Lenders” means Existing U.S. Revolving Lenders, Extended U.S. Revolving Lenders and Refinancing U.S. Revolving Lenders.
          “U.S. Revolving Commitment” means (a) as to any U.S. Revolving Lender, the aggregate commitment in U.S. Dollars of such U.S. Revolving Lender to make U.S. Revolving Credit Advances or incur U.S. Letter of Credit Obligations as set forth on Annex I to the Agreement or in the most recent Assignment Agreement, Joinder Agreement or Extension Election, as applicable, executed by such U.S. Revolving Lender and (b) as to all U.S. Revolving Lenders, the aggregate commitment in U.S. Dollars of all U.S. Revolving Lenders to make U.S. Revolving Credit Advances or incur U.S. Letter of Credit Obligations, which aggregate commitment shall be $50,000,000 on the Fourth Amendment Effective Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.
          “U.S. Revolving Loans” means the Original U.S. Revolving Loans, the Extended U.S. Revolving Loans and the Refinancing U.S. Revolving Loans.
          “U.S. Revolving Note” has the meaning ascribed to it in Section 1.1(a)-1(ii).
          “U.S. Term Lenders” means the Existing U.S. Term Lenders, the Extended U.S. Term Lenders and the Refinancing U.S. Term Lenders.
          “U.S. Term Loan Commitment” means (a) as to any U.S. Term Lender, the aggregate commitment in U.S. Dollars of such U.S. Term Lender to make U.S. Term Loans as set forth on Annex I to the Agreement or in the most recent Assignment Agreement, Joinder Agreement or Extension Election, as applicable, executed by such U.S. Term Lender and (b) as to all U.S. Term Lenders, the aggregate commitment in U.S. Dollars of all U.S. Term Lenders to make U.S. Term Loans, which aggregate commitment shall be $550,000,000 on the Closing Date.
          “U.S. Term Loans” means the Original U.S. Term Loans, the Extended U.S. Term Loans and the Refinancing U.S. Term Loans.
          “U.S. Term Loan Yield Differential” has the meaning ascribed to it in Section 1.17(h)(i).
          “U.S. Term Note” has the meaning ascribed to it in Section 1.1(b)-1(i).

          “VAT” means value added tax as provided for in the UK Value Added Tax Act 1994 and any other tax of a similar nature.
          “Weighted Average Yield” means with respect to any Loan, on any date of determination, the weighted average yield to maturity, in each case, based on the interest rate applicable to such Loan on such date and giving effect to all upfront or similar fees or original issue discount payable with respect to such Loan.
          “Yield Differential” has the meaning ascribed to it in Section 1.18(e).
          Rules of construction with respect to accounting terms used in the Agreement or the other Loan Documents shall be as set forth in Annex F. For purposes of determining compliance with any amounts or calculations referred to in Sections 3, 4, 5, 6, 8 and Annex F, compliance will be determined at the time of any permitted incurrence or advancement thereof using the Dollar Equivalent thereof at the Administrative Agent’s Spot Rate of Exchange in effect at the time of such incurrence or advancement. All other undefined terms contained in any of the Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein; in the event that any term is defined differently in different Articles or Divisions of the Code, the definition contained in Article or Division 9 shall control. Unless otherwise specified, references in the Agreement or any of the Appendices to a Section, subsection or clause refer to such Section, subsection or clause as contained in the Agreement. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to the Agreement as a whole, including all Annexes, Exhibits and Schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in the Agreement or any such Annex, Exhibit or Schedule.
          Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; the word “or” is not exclusive; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Loan Documents) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in any Loan Document refers to the knowledge (or an analogous phrase) of any Credit Party, such words are intended to signify that such Credit Party has actual knowledge or awareness of a particular fact or circumstance or that such Credit Party, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance. The terms lease and license shall include sub-lease and sub-license, as applicable.
     “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

ANNEX B (Section 1.2)
to
CREDIT AGREEMENT
LETTERS OF CREDIT UNDER THE U.S. REVOLVING FACILITY
          (a) Issuance. Subject to the terms and conditions of the Agreement, Administrative Agent and the U.S. Revolving Lenders agree to incur, from time to time prior to the Commitment Termination Date applicable to such U.S. Revolving Lenders, upon the request of U.S. Borrower and for U.S. Borrower’s and its Subsidiaries’ account, letter of credit obligations with respect to letters of credit issued by U.S. L/C Issuer for U.S. Borrower’s account and denominated in U.S. Dollars (such letter of credit obligations, “U.S. Letter of Credit Obligations” and such letters of credit, “U.S. Letters of Credit”). Each U.S. Revolving Lender shall, subject to the terms and conditions hereinafter set forth, purchase (or be deemed to have purchased) risk participations in all such Letters of Credit issued with the written consent of Administrative Agent, as more fully described in paragraph (b)(ii) below. All such U.S. Letter of Credit Obligations in the aggregate shall not at any time exceed the lesser of (i) $25,000,000 (the “U.S. L/C Sublimit”), and (ii) the U.S. Maximum Amount less the aggregate outstanding principal balance of all U.S. Revolving Credit Advances and the U.S. Dollars Swing Line Loan. No such Letter of Credit shall have an expiry date that is more than one year following the date of issuance thereof, unless otherwise determined by Administrative Agent and U.S. L/C Issuer in their respective sole discretion (including with respect to customary evergreen provisions), and neither Administrative Agent nor U.S. Revolving Lenders shall be under any obligation to incur U.S. Letter of Credit Obligations in respect of, or purchase risk participations in, any U.S. Letter of Credit having an expiry date that is later than the Commitment Termination Date applicable to such U.S. Revolving Lenders.
          (b) (i) Advances Automatic; Participations. In the event that the U.S. L/C Issuer makes or is required to make any payment on or pursuant to any U.S. Letter of Credit, (1) it shall promptly notify Administrative Agent and U.S. Borrower thereof, (2) Administrative Agent shall pay the U.S. L/C Issuer the amount of such payment in U.S. Dollars within one Business Day after receipt of such notice, and (3) such payment shall be deemed to be a Revolving Credit Advance under Section 1.1(a) of the Agreement, regardless of whether a Default or Event of Default has occurred and is continuing and notwithstanding U.S. Borrower’s failure to satisfy the conditions precedent set forth in Section 2, and each U.S. Revolving Lender shall be obligated to pay its Pro Rata Share thereof in accordance with the Agreement. The failure of any U.S. Revolving Lender to make available to Administrative Agent for Administrative Agent’s own account its Pro Rata Share of any such Revolving Credit Advance or payment by Administrative Agent to the U.S. L/C Issuer shall not relieve any other U.S. Revolving Lender of its obligation hereunder to make available to Administrative Agent its Pro Rata Share thereof, but no U.S. Revolving Lender shall be responsible for the failure of any other U.S. Revolving Lender to make available such other U.S. Revolving Lender’s Pro Rata Share of any such payment.
               (ii) If U.S. Borrower shall be unable to incur Revolving Credit Advances as contemplated by paragraph (b)(i) above because of an Event of Default described in Sections 8.1(g) or (h) or otherwise or if it shall be illegal or unlawful for any U.S. Revolving

Lender to be deemed to have assumed a ratable share of the reimbursement obligations owed to the U.S. L/C Issuer, then (A) immediately and without further action whatsoever, each U.S. Revolving Lender shall be deemed to have irrevocably and unconditionally purchased from the U.S. L/C Issuer an undivided interest and participation equal to such U.S. Revolving Lender’s Pro Rata Share (based on its Revolving Commitment) of the U.S. Letter of Credit Obligations in respect of all Letters of Credit then outstanding and (B) thereafter, immediately upon issuance of any U.S. Letter of Credit, each U.S. Revolving Lender shall be deemed to have irrevocably and unconditionally purchased from the U.S. L/C Issuer an undivided interest and participation in such U.S. Revolving Lender’s Pro Rata Share (based on its Revolving Commitment) of the U.S. Letter of Credit Obligations with respect to such U.S. Letter of Credit on the date of such issuance. Each U.S. Revolving Lender shall fund its participation in all payments or disbursements made under the Letters of Credit in the same manner as provided in the Agreement with respect to Revolving Credit Advances, and Administrative Agent shall reimburse the U.S. L/C Issuer for such payment and disbursements as set forth in clause (i) above.
               (iii) The obligations of Lenders under clauses (i) and (ii) above shall be for the benefit of Administrative Agent and U.S. L/C Issuer and may be enforced by U.S. L/C Issuer.
          (c) U.S. Cash Collateral.
               (i) If U.S. Borrower is required to provide cash collateral for any U.S. Letter of Credit Obligations pursuant to the Agreement, including Section 8.2 of the Agreement and clause (h) of this Annex B, prior to the Tranche A Extended Commitment Termination Date (or to such later date the U.S. L/C Issuer agrees in writing to extend its commitment to issue U.S. Letters of Credit), U.S. Borrower will pay to Administrative Agent for the ratable benefit of itself and U.S. Revolving Lenders cash or Cash Equivalents acceptable to Administrative Agent (“U.S. Cash Collateral”) in an amount and in U.S. Dollars equal to 103% of the maximum amount then available to be drawn under each applicable U.S. Letter of Credit outstanding. Such U.S. Cash Collateral shall be held by Collateral Agent and pledged to, and subject to the control of, Collateral Agent, for the benefit of Collateral Agent, Lenders and U.S. L/C Issuer. U.S. Borrower hereby pledges and grants to Collateral Agent, on behalf of itself and Secured Parties, a security interest in all such U.S. Cash Collateral and all proceeds thereof, as security for the payment of all amounts due in respect of the U.S. Letter of Credit Obligations and other Obligations, whether or not then due. The Agreement, including this Annex B, shall constitute a security agreement under applicable law. All U.S. Cash Collateral required for a U.S. Letter of Credit shall be provided in U.S. Dollars.
               (ii) If any U.S. Letter of Credit Obligations, whether or not then due and payable, shall for any reason be outstanding on the Tranche A Extended Commitment Termination Date (or to such later date the U.S. L/C Issuer agrees in writing to extend its commitment to issue U.S. Letters of Credit), U.S. Borrower shall either (A) provide U.S. Cash Collateral therefor in the manner described above, or (B) cause all such Letters of Credit and guaranties thereof, if any, to be canceled and returned, or (C) deliver to U.S. L/C Issuer a stand-by letter (or letters) of credit in guarantee of such U.S. Letter of Credit Obligations, which stand-by letter (or letters) of credit shall be of like tenor and duration (plus thirty (30) additional days)

as, and in U.S. dollars equal to 103% of the aggregate maximum amount then available to be drawn under, the Letters of Credit to which such outstanding U.S. Letter of Credit Obligations relate and shall be issued by a Person, and shall be subject to such terms and conditions, as are reasonably satisfactory to Administrative Agent and U.S. L/C Issuer in their respective sole discretion.
               (iii) From time to time after funds are deposited as U.S. Cash Collateral by U.S. Borrower, whether before or after the Tranche A Extended Commitment Termination Date (or to such later date the U.S. L/C Issuer agrees in writing to extend its commitment to issue U.S. Letters of Credit), Administrative Agent may apply such funds then held by it to the payment of any amounts, and in such order as Administrative Agent may elect, as shall be or shall become due and payable by U.S. Borrower to Administrative Agent and Lenders with respect to such U.S. Letter of Credit Obligations of U.S. Borrower and, upon the satisfaction in full of all U.S. Letter of Credit Obligations of U.S. Borrower, to any other Obligations then due and payable.
               (iv) Neither U.S. Borrower nor any Person claiming on behalf of or through U.S. Borrower shall have any right to withdraw any of the U.S. Cash Collateral during the continuance of an Event of Default, except that upon the termination of all U.S. Letter of Credit Obligations and the payment of all amounts payable by U.S. Borrower to Agents and Lenders in respect thereof, any remaining U.S. Cash Collateral shall be applied to other Obligations then due and owing and upon payment in full of such Obligations any remaining amount shall be paid to U.S. Borrower or as otherwise required by law. Interest earned on U.S. Cash Collateral shall be for the U.S. Borrower’s account and shall be distributed to the U.S. Borrower on the last Business Day of each month.
          (d) Fees and Expenses. U.S. Borrower agrees to pay to Administrative Agent for the benefit of U.S. Revolving Lenders, as compensation to such Lenders for U.S. Letter of Credit Obligations incurred hereunder, (i) all costs and expenses incurred by Administrative Agent or any Lender on account of such U.S. Letter of Credit Obligations, and (ii) for each month during which any U.S. Letter of Credit Obligation shall remain outstanding, a fee (the “U.S. Letter of Credit Fee”) in Dollars and in an amount equal to the Applicable L/C Margin from time to time in effect multiplied by the maximum amount available from time to time to be drawn under the applicable U.S. Letter of Credit. Such fee shall be paid to Administrative Agent for the benefit of the U.S. Revolving Lenders in arrears, on the first day of each month and on the Commitment Termination Date applicable to such U.S. Revolving Lenders. In addition, U.S. Borrower shall pay to the U.S. L/C Issuer, on demand, such fees (including all per annum fees), charges and expenses of the U.S. L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such U.S. Letter of Credit or otherwise payable pursuant to the application and related documentation under which such U.S. Letter of Credit is issued.
          (e) Request for Incurrence of U.S. Letter of Credit Obligations. U.S. Borrower shall give Administrative Agent written notice requesting the incurrence of any U.S. Letter of Credit Obligation. Such notice must be given in writing no later than 11:00 a.m. (New York time) on the date which is at least two (2) Business Days’ prior to the incurrence of such U.S. Letter of Credit Obligation. The notice shall be accompanied by the form of the U.S. Letter of Credit (which shall be acceptable to the U.S. L/C Issuer) and a completed an application for standby U.S. Letter of Credit as applicable in form and substance satisfactory to the U.S. L/C Issuer. Notwithstanding anything contained herein to the contrary, U.S. Letter of Credit applications by U.S. Borrower and approvals by Administrative Agent and the U.S. L/C Issuer may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among U.S. Borrower, Administrative Agent and the U.S. L/C Issuer.
          (f) Obligation Absolute. The obligation of U.S. Borrower to reimburse Administrative Agent and U.S. Revolving Lenders for payments made with respect to any U.S. Letter of Credit Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities, and the obligations of each U.S. Revolving Lender to make payments to Administrative Agent with respect to Letters of Credit shall be unconditional and irrevocable. Such obligations of U.S. Borrower and U.S. Revolving Lenders shall be paid strictly in accordance with the terms hereof under all circumstances including the following:
          (i) any lack of validity or enforceability of any U.S. Letter of Credit or the Agreement or the other Loan Documents or any other agreement;
          (ii) the existence of any claim, setoff, defense or other right that U.S. Borrower or any of its Affiliates or any Lender may at any time have against a beneficiary or any transferee of any U.S. Letter of Credit (or any Persons or entities for whom any such transferee may be acting), any Agent, any Lender, or any other Person, whether in connection with the Agreement, the U.S. Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between U.S. Borrower or any of its Affiliates and the beneficiary for which the U.S. Letter of Credit was procured);
          (iii) any draft, demand, certificate or any other document presented under any U.S. Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
          (iv) payment by Administrative Agent (except as otherwise expressly provided in paragraph (g)(ii)(C) below) or the U.S. L/C Issuer under any U.S. Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other document that does not comply with the terms of such U.S. Letter of Credit or such guaranty;
          (v) any other circumstance or event whatsoever, that is similar to any of the foregoing; or
          (vi) the fact that a Default or an Event of Default has occurred and is continuing.
          (g) Indemnification; Nature of Lenders’ Duties.
               (i) In addition to amounts payable as elsewhere provided in the Agreement, U.S. Borrower hereby agrees to pay and to protect, indemnify, and save harmless each Agent and each Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees) that any Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any U.S. Letter of Credit or guaranty thereof, or (B) the failure of any Agent or any Lender seeking indemnification or of the U.S. L/C Issuer to honor a demand for payment under any U.S. Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, in each case other than (x) to the extent as a result of the gross negligence, bad faith or willful misconduct of such Agent, Lender or U.S. L/C Issuer (as finally determined by a court of competent jurisdiction) or (y) in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, the fees and expenses of more than one separate firm of attorneys at any time for all such indemnified Persons.
               (ii) As between any Agent and any Lender and U.S. Borrower, U.S. Borrower assumes all risks of the acts and omissions of, or misuse of any U.S. Letter of Credit by beneficiaries of any U.S. Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law neither any Agent nor any Lender shall be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any U.S. Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any U.S. Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of any U.S. Letter of Credit to comply fully with conditions required in order to demand payment under such U.S. Letter of Credit; provided, that in the case of any payment by Administrative Agent under any U.S. Letter of Credit or guaranty thereof, Administrative Agent shall be liable to the extent such payment was made solely as a result of its gross negligence, bad faith or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such U.S. Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such U.S. Letter of Credit or guaranty thereof; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they may be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a payment under any U.S. Letter of Credit or guaranty thereof or of the proceeds thereof; (G) the credit of the proceeds of any drawing under any U.S. Letter of Credit or guaranty thereof; and (H) any consequences arising from causes beyond the control of any Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of any Agent’s or any Lender’s rights or powers hereunder or under the Agreement.
               (iii) Nothing contained herein shall be deemed to limit or to expand any waivers, covenants or indemnities made by U.S. Borrower in favor of the U.S. L/C Issuer in any U.S. Letter of Credit application, reimbursement agreement or similar document, instrument or agreement between U.S. Borrower and the U.S. L/C Issuer.
          (h) Extended U.S. Revolving Commitments. If the Commitment Termination Date in respect of any U.S. Revolving Commitments occurs prior to the expiration of any U.S.

Letter of Credit, then (x) if one or more Extension Series of Extended U.S. Revolving Commitments in respect of which the Commitment Termination Date shall not have occurred are then in effect and/or the Refinancing U.S. Revolving Commitments, if any, are then in effect, such U.S. Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Lenders with U.S. Revolving Commitments to purchase participations therein and to make U.S. Revolving Loans and payments in respect thereof) solely under (and ratably participated in by Extended U.S. Revolving Lenders pursuant to) the Extended U.S. Revolving Commitments in respect of such non-terminating Extension Series and the Refinancing U.S. Revolving Commitments, if any, up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Extended U.S. Revolving Commitments and Refinancing Revolving Commitments thereunder at such time (it being understood that no partial face amount of any U.S. Letter of Credit may be so reallocated and such unutilization shall be determined without giving effect to any then existing participations in such U.S. Letters of Credit under such Extended U.S. Revolving Commitments and Refinancing U.S. Revolving Commitments) and (y) to the extent not reallocated pursuant to the immediately preceding clause (x), U.S. Borrower shall, on or prior to such Commitment Termination Date, cause all such U.S. Letters of Credit to be returned to the U.S. L/C Issuer for cancellation or to the extent that the U.S. Borrower is unable to so return (or decides not to cause the return of) any such U.S. Letter(s) of Credit, such U.S. Letter(s) of Credit shall be cash collateralized in a manner consistent with clause (c) of this Annex B. Except to the extent of reallocations of participations pursuant to clause (x) of the first sentence of this clause (h), the occurrence of a Commitment Termination Date with respect to a given Extension Series of Extended U.S. Revolving Commitments shall have no effect upon (and shall not diminish) the percentage participations of the Lenders with U.S. Revolving Commitments in any U.S. Letter of Credit issued before such Commitment Termination Date. For the avoidance of doubt, the parties hereto agree that upon the taking of the actions described in clause (x) of the first sentence of this clause (h) and, if necessary, clause (y) of such sentence, all participations in U.S. Letters of Credit under the terminated U.S. Revolving Commitments shall terminate.

ANNEX C (Section 1.2)
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CREDIT AGREEMENT
LETTERS OF CREDIT UNDER THE CANADIAN REVOLVING FACILITY
          (a) Issuance. Subject to the terms and conditions of the Agreement, Administrative Agent and the Canadian Revolving Lenders agree to incur, from time to time prior to the Commitment Termination Date applicable to such Canadian Revolving Lenders, upon the request of Canadian Borrower and for Canadian Parties’ and their respective Subsidiaries’ account, letter of credit obligations with respect to letters of credit issued by Canadian L/C Issuer for Canadian Borrower’s account and denominated in Canadian Dollars (such letter of credit obligations, “Canadian Letter of Credit Obligations” and such letters of credit, “Canadian Letters of Credit”). Each Canadian Revolving Lender shall, subject to the terms and conditions hereinafter set forth, purchase (or be deemed to have purchased) risk participations in all such Letters of Credit issued with the written consent of Administrative Agent, as more fully described in paragraph (b)(ii) below. All such Canadian Letter of Credit Obligations in the aggregate shall not at any time exceed the lesser of (i) $5,000,000 (the “Canadian L/C Sublimit”), and (ii) the Canadian Maximum Amount less the aggregate outstanding principal balance of the Dollar Equivalent of all Canadian Revolving Credit Advances and the Dollar Equivalent of Canadian Swing Line Loan. No such Letter of Credit shall have an expiry date that is more than one year following the date of issuance thereof, unless otherwise determined by Administrative Agent and Canadian L/C Issuer in their respective sole discretion (including with respect to customary evergreen provisions), and neither Administrative Agent nor Canadian Revolving Lenders shall be under any obligation to incur Canadian Letter of Credit Obligations in respect of, or purchase risk participations in, any Canadian Letter of Credit having an expiry date that is later than the Commitment Termination Date applicable to such Canadian Revolving Lenders.
          (b) (i) Advances Automatic; Participations. In the event that the Canadian L/C Issuer makes or is required to make any payment on or pursuant to any Canadian Letter of Credit, (1) it shall promptly notify Administrative Agent and Canadian Borrower thereof, (2) Administrative Agent shall pay the Canadian L/C Issuer the amount of such payment in Canadian Dollars within one Business Day after receipt of such notice, and (3) such payment shall be deemed to be a Revolving Credit Advance under Section 1.1(a) of the Agreement, regardless of whether a Default or Event of Default has occurred and is continuing and notwithstanding Canadian Borrower’s failure to satisfy the conditions precedent set forth in Section 2, and each Canadian Revolving Lender shall be obligated to pay its Pro Rata Share thereof in accordance with the Agreement. The failure of any Canadian Revolving Lender to make available to Administrative Agent for Administrative Agent’s own account its Pro Rata Share of any such Revolving Credit Advance or payment by Administrative Agent to the Canadian L/C Issuer shall not relieve any other Canadian Revolving Lender of its obligation hereunder to make available to Administrative Agent its Pro Rata Share thereof, but no Canadian Revolving Lender shall be responsible for the failure of any other Canadian Revolving Lender to make available such other Canadian Revolving Lender’s Pro Rata Share of any such payment.

               (ii) If Canadian Borrower shall be unable to incur Revolving Credit Advances as contemplated by paragraph (b)(i) above because of an Event of Default described in Sections 8.1(g) or (h) or otherwise or if it shall be illegal or unlawful for any Canadian Revolving Lender to be deemed to have assumed a ratable share of the reimbursement obligations owed to the Canadian L/C Issuer, then (A) immediately and without further action whatsoever, each Canadian Revolving Lender shall be deemed to have irrevocably and unconditionally purchased from the Canadian L/C Issuer an undivided interest and participation equal to such Canadian Revolving Lender’s Pro Rata Share (based on its Revolving Commitment) of the Canadian Letter of Credit Obligations in respect of all Letters of Credit then outstanding and (B) thereafter, immediately upon issuance of any Canadian Letter of Credit, each Canadian Revolving Lender shall be deemed to have irrevocably and unconditionally purchased from the Canadian L/C Issuer an undivided interest and participation in such Canadian Revolving Lender’s Pro Rata Share (based on its Revolving Commitment) of the Canadian Letter of Credit Obligations with respect to such Canadian Letter of Credit on the date of such issuance. Each Canadian Revolving Lender shall fund its participation in all payments or disbursements made under the Letters of Credit in the same manner as provided in the Agreement with respect to Revolving Credit Advances, and Administrative Agent shall reimburse the Canadian L/C Issuer for such payment and disbursements as set forth in clause (i) above.
               (iii) The obligations of Lenders under clauses (i) and (ii) above shall be for the benefit of Administrative Agent and Canadian L/C Issuer and may be enforced by Canadian L/C Issuer.
          (c) Canadian Cash Collateral.
               (i) If Canadian Borrower is required to provide cash collateral for any Canadian Letter of Credit Obligations pursuant to the Agreement, including Section 8.2 of the Agreement and clause (h) of this Annex C, prior to the Tranche A Extended Commitment Termination Date (or to such later date the Canadian L/C Issuer agrees in writing to extend its commitment to issue Canadian Letters of Credit), Canadian Borrower will pay to Administrative Agent for the ratable benefit of itself and Canadian Revolving Lenders cash or Cash Equivalents acceptable to Administrative Agent (“Canadian Cash Collateral”) in an amount and in Canadian Dollars equal to 103% of the maximum amount then available to be drawn under each applicable Canadian Letter of Credit outstanding. Such Canadian Cash Collateral shall be held by Collateral Agent and pledged to, and subject to the control of, Collateral Agent, for the benefit of Collateral Agent, Lenders and Canadian L/C Issuer. Canadian Borrower hereby pledges and grants to Collateral Agent, on behalf of itself and Secured Parties, a security interest in all such Canadian Cash Collateral and all proceeds thereof, as security for the payment of all amounts due in respect of the Canadian Letter of Credit Obligations and other Obligations, whether or not then due. The Agreement, including this Annex C, shall constitute a security agreement under applicable law. All Canadian Cash Collateral required for a Canadian Letter of Credit shall be provided in Canadian Dollars.
               (ii) If any Canadian Letter of Credit Obligations, whether or not then due and payable, shall for any reason be outstanding on the Tranche A Extended Commitment Termination Date (or to such later date the Canadian L/C Issuer agrees in writing to extend its commitment to issue Canadian Letters of Credit), Canadian Borrower shall either (A) provide Canadian Cash Collateral therefor in the manner described above, or (B) cause all such Letters of Credit and guaranties thereof, if any, to be canceled and returned, or (C) deliver to Canadian L/C Issuer a stand-by letter (or letters) of credit in guarantee of such Canadian Letter of Credit Obligations, which stand-by letter (or letters) of credit shall be of like tenor and duration (plus thirty (30) additional days) as, and in Canadian dollars equal to 103% of the aggregate maximum amount then available to be drawn under, the Letters of Credit to which such outstanding Canadian Letter of Credit Obligations relate and shall be issued by a Person, and shall be subject to such terms and conditions, as are reasonably satisfactory to Administrative Agent and Canadian L/C Issuer in their respective sole discretion.
               (iii) From time to time after funds are deposited as Canadian Cash Collateral by Canadian Borrower, whether before or after the Tranche A Extended Commitment Termination Date (or to such later date the Canadian L/C Issuer agrees in writing to extend its commitment to issue Canadian Letters of Credit), Administrative Agent may apply such funds then held by it to the payment of any amounts, and in such order as Administrative Agent may elect, as shall be or shall become due and payable by Canadian Borrower to Administrative Agent and Lenders with respect to such Canadian Letter of Credit Obligations of Canadian Borrower and, upon the satisfaction in full of all Canadian Letter of Credit Obligations of Canadian Borrower, to any other Obligations then due and payable.
               (iv) Neither Canadian Borrower nor any Person claiming on behalf of or through Canadian Borrower shall have any right to withdraw any of the Canadian Cash Collateral during the Continuance of an Event of Default, except that upon the termination of all Canadian Letter of Credit Obligations and the payment of all amounts payable by Canadian Borrower to Agents and Lenders in respect thereof, any remaining Canadian Cash Collateral shall be applied to other Obligations then due and owing and upon payment in full of such Obligations any remaining amount shall be paid to Canadian Borrower or as otherwise required by law. Interest earned on Canadian Cash Collateral shall be for the Canadian Borrower’s account and shall be distributed to the Canadian Borrower on the last Business Day of each month.
          (d) Fees and Expenses. Canadian Borrower agrees to pay to Administrative Agent for the benefit of Canadian Revolving Lenders, as compensation to such Lenders for Canadian Letter of Credit Obligations incurred hereunder, (i) all costs and expenses incurred by Administrative Agent or any Lender on account of such Canadian Letter of Credit Obligations, and (ii) for each month during which any Canadian Letter of Credit Obligation shall remain outstanding, a fee (the “Canadian Letter of Credit Fee”) in Canadian Dollars and in an amount equal to the Applicable L/C Margin from time to time in effect multiplied by the maximum amount available from time to time to be drawn under the applicable Canadian Letter of Credit. Such fee shall be paid to Administrative Agent for the benefit of the Canadian Revolving Lenders in arrears, on the first day of each month and on the Commitment Termination Date applicable to such Canadian Revolving Lender. In addition, Canadian Borrower shall pay to the Canadian L/C Issuer, on demand, such fees (including all per annum fees), charges and expenses of the Canadian L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Canadian Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Canadian Letter of Credit is issued.

          (e) Request for Incurrence of Canadian Letter of Credit Obligations. Canadian Borrower shall give Administrative Agent written notice requesting the incurrence of any Canadian Letter of Credit Obligation. Such notice must be given in writing no later than 11:00 a.m. (New York time) on the date which is at least two (2) Business Days’ prior to the incurrence of such Canadian Letter of Credit Obligation. The notice shall be accompanied by the form of the Canadian Letter of Credit (which shall be acceptable to the Canadian L/C Issuer) and a completed application for standby Canadian Letter of Credit as applicable in form and substance satisfactory to the Canadian L/C Issuer. Notwithstanding anything contained herein to the contrary, Canadian Letter of Credit applications by Canadian Borrower and approvals by Administrative Agent and the Canadian L/C Issuer may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among Canadian Borrower, Administrative Agent and the Canadian L/C Issuer.
          (f) Obligation Absolute. The obligation of Canadian Borrower to reimburse Administrative Agent and Canadian Revolving Lenders for payments made with respect to any Canadian Letter of Credit Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities, and the obligations of each Canadian Revolving Lender to make payments to Administrative Agent with respect to Letters of Credit shall be unconditional and irrevocable. Such obligations of Canadian Borrower and Canadian Revolving Lenders shall be paid strictly in accordance with the terms hereof under all circumstances including the following:
          (i) any lack of validity or enforceability of any Canadian Letter of Credit or the Agreement or the other Loan Documents or any other agreement;
          (ii) the existence of any claim, setoff, defense or other right that Canadian Borrower or any of its Affiliates or any Lender may at any time have against a beneficiary or any transferee of any Canadian Letter of Credit (or any Persons or entities for whom any such transferee may be acting), any Agent, any Lender, or any other Person, whether in connection with the Agreement, the Canadian Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between Canadian Borrower or any of its Affiliates and the beneficiary for which the Canadian Letter of Credit was procured);
          (iii) any draft, demand, certificate or any other document presented under any Canadian Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
          (iv) payment by Administrative Agent (except as otherwise expressly provided in paragraph (g)(ii)(C) below) or the Canadian L/C Issuer under any Canadian Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other document that does not comply with the terms of such Canadian Letter of Credit or such guaranty;
          (v) any other circumstance or event whatsoever, that is similar to any of the foregoing; or

          (vi) the fact that a Default or an Event of Default has occurred and is continuing.
          (g) Indemnification; Nature of Lenders’ Duties.
               (i) In addition to amounts payable as elsewhere provided in the Agreement, Canadian Borrower hereby agrees to pay and to protect, indemnify, and save harmless each Agent and each Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees) that any Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Canadian Letter of Credit or guaranty thereof, or (B) the failure of any Agent or any Lender seeking indemnification or of the Canadian L/C Issuer to honor a demand for payment under any Canadian Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, in each case other than (x) to the extent as a result of the gross negligence or willful misconduct of such Agent, Lender or Canadian L/C Issuer (as finally determined by a court of competent jurisdiction) or (y) in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, the fees and expenses of more than one separate firm of attorneys at any time for all such indemnified Persons.
               (ii) As between any Agent and any Lender and Canadian Borrower, Canadian Borrower assumes all risks of the acts and omissions of, or misuse of any Canadian Letter of Credit by beneficiaries of any Canadian Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law neither any Agent nor any Lender shall be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Canadian Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Canadian Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of any Canadian Letter of Credit to comply fully with conditions required in order to demand payment under such Canadian Letter of Credit; provided, that in the case of any payment by Administrative Agent under any Canadian Letter of Credit or guaranty thereof, Administrative Agent shall be liable to the extent such payment was made solely as a result of its gross negligence, bad faith or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Canadian Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Canadian Letter of Credit or guaranty thereof; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they may be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Canadian Letter of Credit or guaranty thereof or of the proceeds thereof; (G) the credit of the proceeds of any drawing under any Canadian Letter of Credit or guaranty thereof; and (H) any consequences arising from causes beyond the control of any Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of any Agent’s or any Lender’s rights or powers hereunder or under the Agreement.
               (iii) Nothing contained herein shall be deemed to limit or to expand any waivers, covenants or indemnities made by Canadian Borrower in favor of the Canadian L/C Issuer in any Canadian Letter of Credit application, reimbursement agreement or similar document, instrument or agreement between Canadian Borrower and the Canadian L/C Issuer.
          (h) Extended Canadian Revolving Commitments. If the Commitment Termination Date in respect of any Canadian Revolving Commitments occurs prior to the expiration of any Canadian Letter of Credit, then (x) if one or more Extension Series of Extended Canadian Revolving Commitments in respect of which the Commitment Termination Date shall not have occurred are then in effect and/or the Refinancing Canadian Revolving Commitments, if any, are then in effect, such Canadian Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Lenders with Canadian Revolving Commitments to purchase participations therein and to make Canadian Revolving Loans and payments in respect thereof) solely under (and ratably participated in by Extended Canadian Revolving Lenders pursuant to) the Extended Canadian Revolving Commitments in respect of such non-terminating Extension Series and the Refinancing Canadian Revolving Commitments, if any, up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Extended Canadian Revolving Commitments and Refinancing Revolving Commitments thereunder at such time (it being understood that no partial face amount of any Canadian Letter of Credit may be so reallocated and such unutilization shall be determined without giving effect to any then existing participations in such Canadian Letters of Credit under such Extended Canadian Revolving Commitments and Refinancing Canadian Revolving Commitments) and (y) to the extent not reallocated pursuant to the immediately preceding clause (x), Canadian Borrower shall, on or prior to such Commitment Termination Date, cause all such Canadian Letters of Credit to be returned to the Canadian L/C Issuer for cancellation or to the extent that the Canadian Borrower is unable to so return (or decides not to cause the return of) any such Canadian Letter(s) of Credit, such Canadian Letter(s) of Credit shall be cash collateralized in a manner consistent with clause (c) of this Annex B. Except to the extent of reallocations of participations pursuant to clause (x) of the first sentence of this clause (h), the occurrence of a Commitment Termination Date with respect to a given Extension Series of Extended Canadian Revolving Commitments shall have no effect upon (and shall not diminish) the percentage participations of the Lenders with Canadian Revolving Commitments in any Canadian Letter of Credit issued before such Commitment Termination Date. For the avoidance of doubt, the parties hereto agree that upon the taking of the actions described in clause (x) of the first sentence of this clause (h) and, if necessary, clause (y) of such sentence, all participations in Canadian Letters of Credit under the terminated Canadian Revolving Commitments shall terminate.

ANNEX D (Section 1.2)
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CREDIT AGREEMENT
LETTERS OF CREDIT UNDER THE UK REVOLVING FACILITY
          (a) Issuance. Subject to the terms and conditions of the Agreement, Administrative Agent and the UK Revolving Lenders agree to incur, from time to time prior to the Commitment Termination Date applicable to such UK Revolving Lenders, upon the request of UK Borrower and for UK Borrower’s and the Foreign Subsidiaries’ account, letter of credit obligations with respect to letters of credit issued by UK L/C Issuer for UK Borrower’s account and denominated in Sterling or Euros as selected by UK Borrower (such letter of credit obligations, “UK Letter of Credit Obligations” and such letters of credit, “UK Letters of Credit”). Each UK Revolving Lender shall, subject to the terms and conditions hereinafter set forth, purchase (or be deemed to have purchased) risk participations in all such Letters of Credit issued with the written consent of Administrative Agent, as more fully described in paragraph (b)(ii) below. All such UK Letter of Credit Obligations in the aggregate shall not at any time exceed the lesser of (i) $10,000,000 (the “UK L/C Sublimit”), and (ii) the UK Maximum Amount less the aggregate outstanding principal balance of the Dollar Equivalent of all UK Revolving Credit Advances, the Dollar Equivalent of the UK Swing Line Loan and the Dollar Equivalent of Euro Swing Line Loan. No such Letter of Credit shall have an expiry date that is more than one year following the date of issuance thereof, unless otherwise determined by Administrative Agent and UK L/C Issuer in their respective sole discretion (including with respect to customary evergreen provisions), and neither Administrative Agent nor UK Revolving Lenders shall be under any obligation to incur UK Letter of Credit Obligations in respect of, or purchase risk participations in, any UK Letter of Credit having an expiry date that is later than the Commitment Termination Date applicable to such UK Revolving Lenders.
          (b) (i) Advances Automatic; Participations. In the event that the UK L/C Issuer makes or is required to make any payment on or pursuant to any UK Letter of Credit, (1) it shall promptly notify Administrative Agent and UK Borrower thereof, (2) Administrative Agent shall pay the UK L/C Issuer the amount of such payment in the applicable currency within one Business Day after receipt of such notice, and (3) such payment shall be deemed to be a Revolving Credit Advance under Section 1.1(a) of the Agreement, regardless of whether a Default or Event of Default has occurred and is continuing and notwithstanding UK Borrower’s failure to satisfy the conditions precedent set forth in Section 2, and each UK Revolving Lender shall be obligated to pay its Pro Rata Share thereof in accordance with the Agreement. The failure of any UK Revolving Lender to make available to Administrative Agent for Administrative Agent’s own account its Pro Rata Share of any such Revolving Credit Advance or payment by Administrative Agent to the UK L/C Issuer shall not relieve any other UK Revolving Lender of its obligation hereunder to make available to Administrative Agent its Pro Rata Share thereof, but no UK Revolving Lender shall be responsible for the failure of any other UK Revolving Lender to make available such other UK Revolving Lender’s Pro Rata Share of any such payment.
               (ii) If UK Borrower shall be unable to incur Revolving Credit Advances as contemplated by paragraph (b)(i) above because of an Event of Default described in

Sections 8.1(g) or (h) or otherwise or if it shall be illegal or unlawful for any UK Revolving Lender to be deemed to have assumed a ratable share of the reimbursement obligations owed to the UK L/C Issuer, then (A) immediately and without further action whatsoever, each UK Revolving Lender shall be deemed to have irrevocably and unconditionally purchased from the UK L/C Issuer an undivided interest and participation equal to such UK Revolving Lender’s Pro Rata Share (based on its Revolving Commitment) of the UK Letter of Credit Obligations in respect of all Letters of Credit then outstanding and (B) thereafter, immediately upon issuance of any UK Letter of Credit, each UK Revolving Lender shall be deemed to have irrevocably and unconditionally purchased from the UK L/C Issuer an undivided interest and participation in such UK Revolving Lender’s Pro Rata Share (based on its Revolving Commitment) of the UK Letter of Credit Obligations with respect to such UK Letter of Credit on the date of such issuance. Each UK Revolving Lender shall fund its participation in all payments or disbursements made under the Letters of Credit in the same manner as provided in the Agreement with respect to Revolving Credit Advances, and Administrative Agent shall reimburse the UK L/C Issuer for such payment and disbursements as set forth in clause (i) above.
               (iii) The obligations of Lenders under clauses (i) and (ii) above shall be for the benefit of Administrative Agent and UK L/C Issuer and may be enforced by UK L/C Issuer.
          (c) UK Cash Collateral.
               (i) If UK Borrower is required to provide cash collateral for any UK Letter of Credit Obligations pursuant to the Agreement, including Section 8.2 of the Agreement and clause (h) of this Annex D, prior to the Tranche A Extended Commitment Termination Date (or to such later date the UK L/C Issuer agrees in writing to extend its commitment to issue UK Letters of Credit), UK Borrower will pay to Administrative Agent for the ratable benefit of itself and UK Revolving Lenders cash or Cash Equivalents acceptable to Administrative Agent (“UK Cash Collateral”) in an amount and in the currency of the UK Letter of Credit equal to 103% of the maximum amount then available to be drawn under each applicable UK Letter of Credit outstanding. Such UK Cash Collateral shall be held by Collateral Agent and pledged to, and subject to the control of, Collateral Agent, for the benefit of Collateral Agent, Lenders and UK L/C Issuer. UK Borrower hereby pledges and grants to Collateral Agent, on behalf of itself and Secured Parties, a security interest in all such UK Cash Collateral and all proceeds thereof, as security for the payment of all amounts due in respect of the UK Letter of Credit Obligations and other Obligations, whether or not then due. The Agreement, including this Annex D, shall constitute a security agreement under applicable law. All UK Cash Collateral required for a UK Letter of Credit shall be provided in the currency of the UK Letter of Credit.
               (ii) If any UK Letter of Credit Obligations, whether or not then due and payable, shall for any reason be outstanding on the Tranche A Extended Commitment Termination Date (or to such later date the UK L/C Issuer agrees in writing to extend its commitment to issue UK Letters of Credit), UK Borrower shall either (A) provide UK Cash Collateral therefor in the manner described above, or (B) cause all such Letters of Credit and guaranties thereof, if any, to be canceled and returned, or (C) deliver to UK L/C Issuer a stand-by letter (or letters) of credit in guarantee of such UK Letter of Credit Obligations, which stand-by letter (or letters) of credit shall be of like tenor and duration (plus thirty (30) additional days) as, and in the applicable currency of the UK Letter of Credit equal to 103% of the aggregate maximum amount then available to be drawn under, the Letters of Credit to which such outstanding UK Letter of Credit Obligations relate and shall be issued by a Person, and shall be subject to such terms and conditions, as are reasonably satisfactory to Administrative Agent and UK L/C Issuer in their respective sole discretion.
               (iii) From time to time after funds are deposited as UK Cash Collateral by UK Borrower, whether before or after the Tranche A Extended Commitment Termination Date (or to such later date the UK L/C Issuer agrees in writing to extend its commitment to issue UK Letters of Credit), Administrative Agent may apply such funds then held by it to the payment of any amounts, and in such order as Administrative Agent may elect, as shall be or shall become due and payable by UK Borrower to Administrative Agent and Lenders with respect to such UK Letter of Credit Obligations of UK Borrower and, upon the satisfaction in full of all UK Letter of Credit Obligations of UK Borrower, to any other Obligations then due and payable.
               (iv) Neither UK Borrower nor any Person claiming on behalf of or through UK Borrower shall have any right to withdraw any of the UK Cash Collateral during the continuance of an Event of Default, except that upon the termination of all UK Letter of Credit Obligations and the payment of all amounts payable by UK Borrower to Agents and Lenders in respect thereof, any remaining UK Cash Collateral shall be applied to other Obligations then due and owing and upon payment in full of such Obligations any remaining amount shall be paid to UK Borrower or as otherwise required by law. Interest earned on UK Cash Collateral shall be for the UK Borrower’s account and shall be distributed to the Canadian Borrower on the last Business Day of each month.
          (d) Fees and Expenses. UK Borrower agrees to pay to Administrative Agent for the benefit of UK Revolving Lenders, as compensation to such Lenders for UK Letter of Credit Obligations incurred hereunder, (i) all costs and expenses incurred by Administrative Agent or any Lender on account of such UK Letter of Credit Obligations, and (ii) for each month during which any UK Letter of Credit Obligation shall remain outstanding, a fee (the “UK Letter of Credit Fee”) in the currency of the UK Letter of Credit and in an amount equal to the Applicable L/C Margin from time to time in effect multiplied by the maximum amount available from time to time to be drawn under the applicable UK Letter of Credit. Such fee shall be paid to Administrative Agent for the benefit of the UK Revolving Lenders in arrears, on the first day of each month and on the Commitment Termination Date applicable to such UK Revolving Lender. In addition, UK Borrower shall pay to the UK L/C Issuer, on demand, such fees (including all per annum fees), charges and expenses of the UK L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such UK Letter of Credit or otherwise payable pursuant to the application and related documentation under which such UK Letter of Credit is issued.
          (e) Request for Incurrence of UK Letter of Credit Obligations. UK Borrower shall give Administrative Agent written notice requesting the incurrence of any UK Letter of Credit Obligation. Such notice must be given in writing no later than 11:00 a.m. (New York time) on the date which is at least two (2) Business Days’ prior to the incurrence of such UK Letter of Credit Obligation. The notice shall be accompanied by the form of the UK Letter of

Credit (which shall be acceptable to the UK L/C Issuer) and a completed application for standby UK Letter of Credit as applicable in form and substance satisfactory to the UK L/C Issuer. Notwithstanding anything contained herein to the contrary, UK Letter of Credit applications by UK Borrower and approvals by Administrative Agent and the UK L/C Issuer may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among UK Borrower, Administrative Agent and the UK L/C Issuer.
          (f) Obligation Absolute. The obligation of UK Borrower to reimburse Administrative Agent and UK Revolving Lenders for payments made with respect to any UK Letter of Credit Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities, and the obligations of each UK Revolving Lender to make payments to Administrative Agent with respect to Letters of Credit shall be unconditional and irrevocable. Such obligations of UK Borrower and UK Revolving Lenders shall be paid strictly in accordance with the terms hereof under all circumstances including the following:
          (i) any lack of validity or enforceability of any UK Letter of Credit or the Agreement or the other Loan Documents or any other agreement;
          (ii) the existence of any claim, setoff, defense or other right that UK Borrower or any of its Affiliates or any Lender may at any time have against a beneficiary or any transferee of any UK Letter of Credit (or any Persons or entities for whom any such transferee may be acting), any Agent, any Lender, or any other Person, whether in connection with the Agreement, the UK Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between UK Borrower or any of its Affiliates and the beneficiary for which the UK Letter of Credit was procured);
          (iii) any draft, demand, certificate or any other document presented under any UK Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
          (iv) payment by Administrative Agent (except as otherwise expressly provided in paragraph (g)(ii)(C) below) or the UK L/C Issuer under any UK Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other document that does not comply with the terms of such UK Letter of Credit or such guaranty;
          (v) any other circumstance or event whatsoever, that is similar to any of the foregoing; or
          (vi) the fact that a Default or an Event of Default has occurred and is continuing.
          (g) Indemnification; Nature of Lenders’ Duties.
               (i) In addition to amounts payable as elsewhere provided in the Agreement, UK Borrower hereby agrees to pay and to protect, indemnify, and save harmless each Agent and each Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees) that any Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any UK Letter of Credit or guaranty thereof, or (B) the failure of any Agent or any Lender seeking indemnification or of the UK L/C Issuer to honor a demand for payment under any UK Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, in each case other than (x) to the extent as a result of the gross negligence or willful misconduct of such Agent, Lender or UK L/C Issuer (as finally determined by a court of competent jurisdiction) or (y) in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, the fees and expenses of more than one separate firm of attorneys at any time for all such indemnified Persons.
               (ii) As between any Agent and any Lender and UK Borrower, UK Borrower assumes all risks of the acts and omissions of, or misuse of any UK Letter of Credit by beneficiaries of any UK Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law neither any Agent nor any Lender shall be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any UK Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any UK Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of any UK Letter of Credit to comply fully with conditions required in order to demand payment under such UK Letter of Credit; provided, that in the case of any payment by Administrative Agent under any UK Letter of Credit or guaranty thereof, Administrative Agent shall be liable to the extent such payment was made solely as a result of its gross negligence, bad faith or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such UK Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such UK Letter of Credit or guaranty thereof; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they may be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a payment under any UK Letter of Credit or guaranty thereof or of the proceeds thereof; (G) the credit of the proceeds of any drawing under any UK Letter of Credit or guaranty thereof; and (H) any consequences arising from causes beyond the control of any Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of any Agent’s or any Lender’s rights or powers hereunder or under the Agreement.
               (iii) Nothing contained herein shall be deemed to limit or to expand any waivers, covenants or indemnities made by UK Borrower in favor of the UK L/C Issuer in any UK Letter of Credit application, reimbursement agreement or similar document, instrument or agreement between UK Borrower and the UK L/C Issuer.
          (h) Extended UK Revolving Commitments. If the Commitment Termination Date in respect of any UK Revolving Commitments occurs prior to the expiration of any UK

Letter of Credit, then (x) if one or more Extension Series of Extended UK Revolving Commitments in respect of which the Commitment Termination Date shall not have occurred are then in effect and/or the Refinancing UK Revolving Commitments, if any, are then in effect, such UK Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Lenders with UK Revolving Commitments to purchase participations therein and to make UK Revolving Loans and payments in respect thereof) solely under (and ratably participated in by Extended UK Revolving Lenders pursuant to) the Extended UK Revolving Commitments in respect of such non-terminating Extension Series and the Refinancing UK Revolving Commitments, if any, up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Extended UK Revolving Commitments and Refinancing Revolving Commitments thereunder at such time (it being understood that no partial face amount of any UK Letter of Credit may be so reallocated and such unutilization shall be determined without giving effect to any then existing participations in such UK Letters of Credit under such Extended UK Revolving Commitments and Refinancing UK Revolving Commitments) and (y) to the extent not reallocated pursuant to the immediately preceding clause (x), UK Borrower shall, on or prior to such Commitment Termination Date, cause all such UK Letters of Credit to be returned to the UK L/C Issuer for cancellation or to the extent that the UK Borrower is unable to so return (or decides not to cause the return of) any such UK Letter(s) of Credit, such UK Letter(s) of Credit shall be cash collateralized in a manner consistent with clause (c) of this Annex B. Except to the extent of reallocations of participations pursuant to clause (x) of the first sentence of this clause (h), the occurrence of a Commitment Termination Date with respect to a given Extension Series of Extended UK Revolving Commitments shall have no effect upon (and shall not diminish) the percentage participations of the Lenders with UK Revolving Commitments in any UK Letter of Credit issued before such Commitment Termination Date. For the avoidance of doubt, the parties hereto agree that upon the taking of the actions described in clause (x) of the first sentence of this clause (h) and, if necessary, clause (y) of such sentence, all participations in UK Letters of Credit under the terminated UK Revolving Commitments shall terminate.

ANNEX E (Section 4.1(a))
to
CREDIT AGREEMENT
FINANCIAL STATEMENTS AND PROJECTIONS — REPORTING
          Holdings shall deliver or cause to be delivered to Administrative Agent or to Administrative Agent and Lenders, as indicated, (or in the case of clause (m), below, agrees to participate in, or procure that the U.S. Borrower participates in) the following:
          (a) Quarterly Financials. To Administrative Agent and Lenders, within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year, consolidated financial information regarding Holdings and its Subsidiaries, certified by the Chief Financial Officer of Holdings, including (i) unaudited balance sheets as of the close of such Fiscal Quarter and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter and (ii) unaudited statements of income and cash flows for such Fiscal Quarter, in each case setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (except for the absence of footnotes and subject to normal year-end adjustments). Such financial information shall be accompanied by (A) a statement in reasonable detail (each, a “Compliance Certificate”) showing the calculations used in determining compliance with each of the Financial Covenants that is tested on a quarterly basis and (B) the certification of the Chief Financial Officer of Holdings that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position, results of operations and statements of cash flows of Holdings and its Subsidiaries, on a consolidated basis, as at the end of such Fiscal Quarter and for that portion of the Fiscal Year then ended, (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default. In addition, Holdings shall deliver to Administrative Agent and Lenders, within forty-five (45) days after the end of each Fiscal Quarter, a variance analysis report that includes a comparison to budget for that Fiscal Quarter and (beginning with 2008) a comparison of performance for that Fiscal Quarter to the corresponding period in the prior year.
          (b) Financial Plan. No later than 45 days after the first day of each Fiscal Year (beginning with the Fiscal Year beginning on January 1, 2008), a consolidated plan and financial forecast for such Fiscal Year (a “Financial Plan”), including (i) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Holdings and its Subsidiaries for each such Fiscal Year and (ii) forecasted consolidated statements of income and cash flows of Holdings and its Subsidiaries for each quarter of each Fiscal Year.
          (c) Annual Audited Financials. To Administrative Agent and Lenders, within one hundred and ten (110) days after the end of each Fiscal Year, audited Financial Statements for Holdings and its Subsidiaries on a consolidated basis, consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which Financial Statements shall be prepared in accordance with GAAP and certified without qualification, by an independent certified public accounting firm of national standing or otherwise acceptable to Administrative Agent. Such Financial Statements shall be accompanied by (i) a Compliance Certificate showing the calculations used in determining compliance with each of the Financial Covenants, (ii) a report from such accounting firm to the effect that, in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred with respect to the Financial Covenants (or specifying those Defaults and Events of Default that they became aware of), it being understood that such audit examination extended only to accounting matters and that no special investigation was made with respect to the existence of Defaults or Events of Default, (iii) the annual letters to such accountants in connection with their audit examination detailing contingent liabilities and material litigation matters, and (iv) the certification of the chief executive officer or chief financial officer of Holdings that all such Financial Statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Holdings and its Subsidiaries on a consolidated basis, as at the end of such Fiscal Year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default.
          (d) Management Letters. To Administrative Agent and Lenders, promptly upon request by Administrative Agent, copies of all management letters, exception reports or similar letters or reports received by such Credit Party from its independent certified public accountants.
          (e) Default Notices. To Administrative Agent and Lenders, within five (5) Business Days after an executive officer of U.S. Borrower has actual knowledge of the existence of any Default, Event of Default or other event that has had a Material Adverse Effect, telephonic or telecopied notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day.
          (f) SEC Filings and Press Releases. To Administrative Agent and Lenders, promptly upon their becoming available, copies of: (i) all Financial Statements, reports, notices and proxy statements made publicly available by any Credit Party to its security holders; and (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by any Credit Party with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority.
          (g) Subordinated Debt. To Administrative Agent, as soon as practicable, copies of all material written notices given or received by any Credit Party with respect to any Subordinated Debt of such Person, and, within two (2) Business Days after any Credit Party obtains knowledge of any matured or unmatured event of default with respect to any Subordinated Debt, notice of such event of default.
          (h) Supplemental Schedules. To Administrative Agent, supplemental disclosures, if any, required by Section 5.6.

          (i) Litigation. To Administrative Agent in writing, promptly upon learning thereof, notice of any Litigation commenced or threatened against any Credit Party that is reasonably likely to result in a Material Adverse Effect.
          (j) Employee Benefit Plans. To Administrative Agent, promptly upon becoming aware of an ERISA Event or its equivalent with respect to a Foreign Plan.
          (k) Annual Collateral Verification. Each year, at the time of delivery of annual financial statements with respect to the preceding Fiscal Year pursuant to Section (c) above, U.S. Borrower shall deliver to Collateral Agent a certificate of its authorized officer which sets forth the organizational structure of Holdings and its Subsidiaries (using exact legal names to identify each entity) and confirms that there has been no change in such information since the Closing Date or the date of the most recent certificate delivered pursuant to this Section and/or identifying such changes.
          (l) Other Documents. To Administrative Agent and Lenders, such other financial and other information respecting any Credit Party’s business or financial condition as Administrative Agent (or any Lender through the Administrative Agent) shall, from time to time, reasonably request, provided such information is prepared in the ordinary course of the Credit Party’s business (it being understood that such information is subject to the confidentiality provisions of Section 11.8).
          (m) In addition, Holdings agrees that it shall participate, or shall procure that the U.S. Borrower participates (in either case, represented by senior management and representatives, with appropriate seniority and expertise) in a quarterly update call to discuss the most recently delivered financial statements, recent changes in revenues and the sources relating thereto and the prospects of Holdings and its Subsidiaries, with the Administrative Agent and the participating Lenders, within 10 Business Days (or such later date as may be agreed by the Administrative Agent, in its sole discretion) from the date that the Compliance Certificates are delivered to the Administrative Agent, pursuant to clause (a) and clause (c) above, at a reasonable time (during business hours) to be agreed between Holdings and the Administrative Agent.

ANNEX F (Section 6.9)
to
CREDIT AGREEMENT
FINANCIAL COVENANTS
          Holdings shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:
          (a) Maximum Capital Expenditures. Holdings and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

Period	Maximum Capital Expenditures per Period
Fiscal Year 2008	$65,000,000
Fiscal Year 2009	$60,000,000
Fiscal Year 2010	$70,000,000
Fiscal Year 2011	$80,000,000
Fiscal Year 2012	$90,000,000
Fiscal Year 2013	$95,000,000
Fiscal Year 2014	$95,000,000
Fiscal Year 2015	$95,000,000
Fiscal Year 2016	$95,000,000
Fiscal Year 2017	$95,000,000
provided, however, that, to the extent that the amount of Capital Expenditures made by Holdings and its Subsidiaries during any Fiscal Year is less than the aggregate amount permitted (including after giving effect to this proviso) for such Fiscal Year, then such unutilized amount may be carried forward and utilized by Holdings and its Subsidiaries to make Capital Expenditures in the immediately succeeding Fiscal Year, provided that, for purposes of measuring compliance herewith, the amount carried over shall be deemed to be the last amount spent on Capital Expenditures in that succeeding year. Notwithstanding anything to the contrary with respect to any Fiscal Year during which a Permitted Acquisition is consummated and for each Fiscal Year subsequent thereto, the amount of Capital Expenditures permitted under the preceding sentence applicable to each such Fiscal Year shall be increased by an amount equal to 5% of the purchase price of each Permitted Acquisition (the “Acquired Permitted Capital Expenditure Amount”); provided, however, with respect to the Fiscal Year during which any such Permitted Acquisition occurs, the amount of additional Capital Expenditures permitted as a result of this sentence shall be an amount equal to the product of (x) the Acquired Permitted Capital Expenditure Amount and (y) a fraction, the numerator of which is the number of days remaining in such Fiscal Year after the date such Permitted Acquisition is consummated and the denominator of which is the actual number of days in such Fiscal Year.
          Notwithstanding anything to the contrary contained above, for any Fiscal Year, the amount of Capital Expenditures that would otherwise be permitted in such Fiscal Year pursuant to this clause (a) (including as a result of the carry-forward described in the proviso to the first sentence of the proviso above) may be increased by an amount not to exceed $5,000,000 (the “CapEx Pull-Forward Amount”). The actual CapEx Pull-Forward Amount in respect of any such Fiscal Year shall reduce, on a dollar-for-dollar basis, the amount of Capital Expenditures that would have been permitted to be made in the immediately succeeding Fiscal Year (provided that Holdings and its Subsidiaries may apply the CapEx Pull-Forward Amount in such immediately succeeding Fiscal Year).
          (b) Minimum Interest Coverage Ratio. Holdings and its Subsidiaries shall have on a consolidated basis at the end of each period set forth below, an Interest Coverage Ratio for the four Fiscal Quarter period then ended of not less than the following:

Four Fiscal Quarter	Interest
Period Ended	Coverage Ratio
March 31, 2010	1.5:1.00
June 30, 2010	1.5:1.00
September 30, 2010	1.5:1.00
December 31, 2010	1.6:1.00
March 31, 2011	1.5:1.00
June 30, 2011	1.5:1.00
September 30, 2011	1.5:1.00
December 31, 2011	1.5:1.00
March 31, 2012	1.5:1.00
June 30, 2012	1.5:1.00
September 30, 2012	1.5:1.00
December 31, 2012	1.6:1.00
March 31, 2013	1.6:1.00
June 30, 2013	1.6:1.00
September 30, 2013	1.6:1.00
December 31, 2013	1.7:1.00
March 31, 2014	1.7:1.00
June 30, 2014	1.7:1.00
September 30, 2014	1.7:1.00
December 31, 2014	1.8:1.00
March 31, 2015	1.8:1.00
June 30, 2015	1.8:1.00
September 30, 2015	1.8:1.00
December 31, 2015	1.9:1.00
March 31, 2016	1.9:1.00

Four Fiscal Quarter	Interest
Period Ended	Coverage Ratio
June 30, 2016	1.9:1.00
September 30, 2016	1.9:1.00
December 31, 2016	1.9:1.00
(c) Maximum Senior Secured Leverage Ratio. Holdings and its Subsidiaries shall have on a consolidated basis at the end of each period set forth below, a Senior Secured Leverage Ratio for the four Fiscal Quarter period then ended of not more than the following:

Four Fiscal Quarter	Senior Secured
Period Ended	Leverage Ratio
March 31, 2010	3.5:1.00
June 30, 2010	3.5:1.00
September 30, 2010	3.5:1.00
December 31, 2010	3.5:1.00
March 31, 2011	3.5:1.00
June 30, 2011	3.5:1.00
September 30, 2011	3.5:1.00
December 31, 2011	3.5:1.00
March 31, 2012	3.5:1.00
June 30, 2012	3.5:1.00
September 30, 2012	3.4:1.00
December 31, 2012	3.4:1.00
March 31, 2013	3.4:1.00
June 30, 2013	3.4:1.00
September 30, 2013	3.3:1.00
December 31, 2013	3.2:1.00
March 31, 2014	3.2:1.00
June 30, 2014	3.2:1.00
September 30, 2014	3.1:1.00
December 31, 2014	3.1:1.00
March 31, 2015	3.0:1.00
June 30, 2015	3.0:1.00
September 30, 2015	2.9:1.00
December 31, 2015	2.8:1.00

Four Fiscal Quarter	Senior Secured
Period Ended	Leverage Ratio
March 31, 2016	2.8:1.00
June 30, 2016	2.8:1.00
September 30, 2016	2.7:1.00
December 31, 2016	2.6:1.00
          If Holdings fails at any time to comply with the financial covenants set forth in clause (b) or (c) with respect to any Fiscal Quarter (each such occurrence, a “Financial Covenant Default”), and no later than ten (10) days after U.S. Borrower delivers Financial Statements to Administrative Agent demonstrating such failure to comply, any Permitted Holder makes (or has made, following the end of the relevant Fiscal Quarter) a cash equity contribution in exchange for Equity Interests of Holdings (that are not Disqualified Equity Interests) or any Affiliate Sub Debt is incurred (or was incurred, following the end of the relevant Fiscal Quarter) by Holdings (any such event, an “Equity Cure Event”), then (i) the amount of such cash equity contribution or Affiliate Sub Debt shall be included in the calculation of Adjusted EBITDA for the purposes of determining compliance with such financial covenants set forth in clause (b) or (c) with respect to such Fiscal Quarter and each of the three succeeding Fiscal Quarters or in the case of one or more Equity Contributions that are made within 30 days after the First Amendment Effective Date with respect to the first Fiscal Quarter of 2009 and each of the three succeeding Fiscal Quarters thereafter and (ii) to the extent that Adjusted EBITDA is increased pursuant to clause (i) above by an amount necessary to ensure that the financial covenants set forth in clause (b) and (c) are complied with any Event of Default that arose as a result of such Financial Covenant Default shall be deemed permanently waived by the Lenders, provided that such contribution was not for any other purpose under this Agreement or other Loan Documents including, without limitation, any Equity Contribution that was used for a Buyback Loan Purchase. Notwithstanding the foregoing the full amount of each Equity Contribution that is made within 30 days after the First Amendment Effective Date shall be included in the calculation of Adjusted EBITDA for the purposes of clause (i) and (ii) above, notwithstanding the fact that such Equity Contribution is also used for a Buyback Loan Purchase; provided however, that if the aggregate amount of Equity Contributions that are made within 30 days after the First Amendment Effective Date exceed $30,000,000, no more than $30,000,000 may be included in the calculation of Adjusted EBITDA for any of the foregoing purposes set forth in this clause (c). In addition, notwithstanding the foregoing, Holdings’ ability to cure Financial Covenant Defaults in the manner described above shall be limited to no more than two Equity Cure Events in any twelve-month period, and no more than four Equity Cure Events in the aggregate during the term of this Agreement. Furthermore, the amount of such equity contributions made pursuant to the foregoing shall not exceed an amount sufficient after application as provided above to cure the related Financial Covenant Default(s); provided that those Equity Contributions made within 30 days after the First Amendment Effective Date which are in an aggregate amount not exceeding $30,000,000 shall not be subject to the limitation contained in this sentence.
          Unless otherwise specifically provided herein, any accounting term used in the Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase “in accordance with GAAP” shall in no way be construed to limit the foregoing. If any “Accounting Changes” (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in the Agreement or any other Loan Document, then U.S. Borrower, Administrative Agent and Lenders agree to enter into negotiations in order to amend such provisions of the Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating Holdings’ and its Subsidiaries’ financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made; provided, however, that the agreement of Requisite Lenders to any required amendments of such provisions shall be sufficient to bind all Lenders. “Accounting Changes” means (i) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), (ii) changes in accounting principles concurred in by U.S. Borrower’s certified public accountants; (iii) purchase accounting adjustments under A.P.B. 16 or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (iv) the reversal of any reserves established as a result of purchase accounting adjustments. If Administrative Agent, U.S. Borrower and Requisite Lenders agree upon the required amendments, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in the Agreement or in any other Loan Document shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If Administrative Agent, U.S. Borrower and Requisite Lenders cannot agree upon the required amendments within thirty (30) days following the date of implementation of any Accounting Change, then all Financial Statements delivered and all calculations of financial covenants and other standards and terms in accordance with the Agreement and the other Loan Documents shall be prepared, delivered and made without regard to the underlying Accounting Change. For purposes of Section 8.1, a breach of a Financial Covenant contained in this Annex F shall be deemed to have occurred as of the last day of any specified measurement period, regardless of when the Financial Statements reflecting such breach are delivered to Administrative Agent.
          As of any date of determination, for purposes of determining the Interest Coverage Ratio, Total Leverage Ratio or Senior Secured Leverage Ratio (and any financial calculations required to be made or included within such ratios, or required for purposes of making a calculation required by Section 6.1(i)), the calculation of such ratios and other financial calculations shall include or exclude, as the case may be, the effect of any assets or businesses that have been acquired or Disposed of by Borrower or any of its Subsidiaries pursuant to the terms hereof (including through mergers or consolidations) as of such date of determination, as determined by Borrower on a pro forma basis in accordance with GAAP, which determination may include one-time adjustments or reductions in costs, if any, directly attributable to any such assets or businesses that have been so acquired or so disposed, as the case may be, in each case (i) calculated in accordance with Regulation S-X of the Securities Act of 1933, as amended from time to time, and any successor statute, for the period of four Fiscal Quarters ended on or immediately prior to the date of determination of any such ratios (without giving effect to any cost-savings or adjustments relating to synergies resulting from a Permitted Acquisition except as permitted by Regulation S-X of the Securities Act of 1933 or otherwise as Administrative Agent shall otherwise agree) and (ii) giving effect to any such assets or businesses that have been so acquired or so disposed of as if such transaction had occurred on the first day of such four Fiscal Quarter period; provided, that solely for purposes of determining the Senior Secured Leverage Ratio for the Fiscal Quarter ending March 31, 2010 (and any financial calculations required to be made or included within such ratio), the issuance of the Senior Notes (and related repayment of Loans required pursuant to Section II.E of the Third Amendment) will be given pro forma effect as if it had been consummated on the last day of such Fiscal Quarter.

ANNEX G
[Reserved]

G-1

ANNEX H (Section 11.10)
to
CREDIT AGREEMENT
NOTICE ADDRESSES
          (A) If to Administrative Agent , Collateral Agent, Euro Swing Line Lender, Sterling Swing Line Lender or U.S. Swing Line Lender:
Goldman Sachs Credit Partners L.P.
c/o Goldman, Sachs & Co.
30 Hudson Street, 17th Floor
Jersey City, NJ 07302
Attention: SBD Operations
Attention: Lauren Day
Telecopier: (212) 357-4597
Email: gsd.link@gs.com
with copies to:
Goldman Sachs Credit Partners L.P.
200 West Street
New York, New York 10282-2198
Attention: Gabe Jacobson
Telecopier: (212) 902-3000
(B) If to Canadian Dollars Swing Line Lender, at
Bank of America N.A.,
Canada Branch
200 Front Street West
Suite 2700
Toronto, Ontario M5V-3L2
Attention: Medina Sales De Andrade
Telecopier No.: (416) 349-4283
Telephone No.: (416) 349-4283
(C) If to Holdings, or any other Credit Party (c/o Holdings), at
SITEL Worldwide Corporation
Two American Center
3102 West End Avenue, Suite 1000
Nashville, TN 37203
Attention: Neal Miller, Treasurer
Telecopier No.: 615-301-7377
Telephone No.: 615-301-7150

H-1

          (D) If to any Lender other than GSCP, as indicated to Administrative Agent in writing or as indicated in the Assignment Agreement.

H-2

ANNEX I (from Annex A – Commitments definition)
to
CREDIT AGREEMENT
On file with the Administrative Agent.

I-1

ANNEX J
to
CREDIT AGREEMENT
OUTLINE OF AUCTION MECHANICS

Purchaser	The applicable Borrower Affiliated Purchaser (the “Purchaser”).

Term Loans	All Term Loans stipulated by the applicable Borrower(s) in the Offer Document.

The Purchase Offer	The Purchaser may offer to purchase from Lenders for cash, at any time prior to December 31, 2009, any and all of the Term Loans that are specified by the applicable Borrower(s) in the Offer Document (each, as set forth herein, a “Purchase Offer”). The Purchaser may make a Purchase Offer to purchase Term Loans denominated in any one currency without making a Purchase Offer to purchase Term Loans denominated in any other currency.

In the event that the aggregate principal amount of Term Loans for which validly tendered Sale Offers (defined below) have been received is equal to or less than the relevant Maximum Offer Amount, the Purchaser will purchase all Term Loans validly tendered (without proration) at the respective applicable Bid Price (defined below) for each tendering Lender (each a “Participating Lender” and collectively the “Participating Lenders”).

In the event that the aggregate principal amount of Term Loans for which validly tendered Sale Offers have been received exceeds the relevant Maximum Offer Amount, the Purchaser will purchase all Term Loans tendered (i) below the Threshold Price, without proration at the applicable Bid Price and (ii) at the Threshold Price, on a pro rata basis up to the Maximum Offer Amount at the Threshold Price.

Maximum Offer Amount	The maximum offer amount (the “Maximum Offer Amount”) with respect to any Purchase Offer shall be (a) in the case of Purchase Offers contained in the initial Offer Document, the aggregate amount specified in the Offer Document as the amount of cash that the Purchaser is willing to spend to purchase Term Loans denominated in any single currency and (b) in the case of Purchase Offers contained in subsequent Offer Documents, the aggregate stated principal amount of Term Loans denominated in any single currency that the Purchaser is willing to purchase for cash, as specified in such Offer Document.

Buy Back Cap	No more than $100,000,000 in aggregate stated principal amount of Term Loans may be purchased by the Purchasers in total pursuant to all Purchase Offers.

Threshold Price	The Purchaser shall conduct its Purchase Offers for Term Loans through a Modified Dutch Auction pursuant to which each Participating Lender shall select the price, within a price range specified by the applicable Borrower(s) in the Offer Document, at which such Participating Lender is willing to sell its Term Loans. The Purchaser will not have any obligation to purchase any Term Loans outside of the range specified by the applicable Borrower(s) in the Offer Document nor will any such Sale Offers (as defined below) tendered outside such range be considered in any calculation of the Threshold Price or satisfaction of the Maximum Offer Amount.

The Administrative Agent, in consultation with the Purchaser, will select the lowest purchase price for each Purchase Offer of Term Loans denominated in a single currency (the “Threshold Price”), that will allow the Purchaser to purchase the Maximum Offer Amount for such Term Loans.

Setting the Bid Price	Each Participating Lender must indicate in its (i) sale offer (“Sale Offer”) and (ii) Buyback Assignment Agreement the price (the “Bid Price”) (in multiples of $5, £5 or €5 per $1,000, £1,000, or €1,000, as applicable, stated principal amount) at which such Lender wishes to offer Term Loans denominated in a single currency for sale to the Purchaser.

No Participating Lender is required to tender all of its Term Loans denominated in a single currency at a single price; each Participating Lender may tender different portions of its Term Loans denominated in a single currency at different prices; provided that to the extent a Participating Lender tenders different portions of its Term Loans at different prices as provided above, each such tender will constitute a separate Sale Offer, which will not be contingent on any other Sale Offers by such Participating Lender; provided, further, no Participating Lender may offer to sell Term Loans denominated in a single currency in an amount that exceeds the aggregate principal amount of Term Loans held by such Participating Lender.

Expiration Time	1:00 P.M. New York time on the date stipulated by the Borrower in the Offer Document when each applicable Purchase Offer will expire, as such Expiration Time may be extended pursuant to Section 9.1(a)(ii)(H) of the Credit Agreement.

Conditions to acceptance of the Purchase Offer	Delivery to the Administrative Agent prior to the Expiration Time of a validly executed (i) Buyback Assignment Agreement and (ii) Sale Offer.

No Withdrawal Rights	Any Sale Offer delivered to the Administrative Agent may not be modified, revoked, terminated or cancelled by a Lender.

Notifications	The Administrative Agent (in consultation with the Purchaser) will determine any proration factor and will announce via IntraLinks® on the Business Day following the applicable Expiration Time (i) such proration factor, (ii) the Threshold Price and (iii) the aggregate stated principal amount of Sale Offers received.

The Administrative Agent’s determination of the proration factor and the Threshold Price will be final and binding on the Participating Lenders.

Miscellaneous	All questions as to the form of documents and validity and eligibility (including time of receipt) of Term Loans that are the subject of a Sale Offer will be determined by the Purchaser and the Administrative Agent and their determination will be final and binding. The Purchaser’s and Administrative Agent’s interpretation of the terms and conditions of the Offer Document will be final and binding.

Schedule 1.1
Agents and Swing Line Lender’s Representatives
Agent, U.S. Swing Line Lender, Euro Swing Line Lender, Sterling Swing Line Lender:
GOLDMAN SACHS CREDIT PARTNERS L.P.
Goldman Sachs Credit Partners L.P.
c/o Goldman, Sachs & Co.
30 Hudson Street, 17th Floor
Jersey City, NJ 07302
Attention: SBD Operations
Attention: Pedro Ramirez
Telecopier: (212) 357-4597
Email and for delivery of final financial statements for posting: gsd.link@gs.com with a copy to:
Goldman Sachs Credit Partners L.P.
1 New York Plaza
New York, New York 10004
Attention: Rob Schatzman
Telecopier: (212) 902-3000
Canadian Dollars Swing Line Lender
Bank of America N.A.,
Canada Branch
200 Front Street West
Suite 2700
Toronto, Ontario M5V-3L2
Attention: Medina Sales De Andrade
Telecopier No.: (416) 349-4283
Telephone No.: (416) 349-4283

Schedule 1.2
Mortgaged Property
1.	Andalusia, Alabama Property 18001 U.S. Highway 84, Andalusia, AL 36420 (Covington County) Owned by: Service Zone, Inc.

2.	Hamilton, Alabama Property 500 Industry Drive, Hamilton, AL 35570 (Marion County) Owned by: Service Zone, Inc.

3.	Norman, Oklahoma Property 2701 Technology Place, Norman, OK 73071 (Cleveland County) Owned by: Service Zone, Inc.

4.	Winfield, Alabama Property 330 Post Lane, Winfield, AL 35594 (Marion County) Owned by: Service Zone, Inc.

5.	Lake City, Florida Property 1152 SW Business Point Dr., Lake City, FL 32025 (Columbia County) Owned by: Service Zone, Inc.

6.	San Angelo, Texas Property 2702 West Loop 306, San Angelo Texas (Tom Green County) Owned by: SITEL Corporation

Schedule 5.11
Post-Closing Requirements
Within 90 days (or such shorter period as specified below) after the Closing Date (or such longer period deemed reasonably necessary by the Administrative Agent), Holdings shall, and shall cause its applicable Credit Parties to, satisfy the following post-closing requirements:
          (a) Real Estate Assets. In order to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and, subject to any filing and/or recording referred to herein, perfected first priority security interest in certain Real Estate, Collateral Agent shall have received from each applicable Guarantor:
          (i) fully executed and notarized Mortgages, in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each Real Estate Asset listed in Schedule 1.2 (each, a “Mortgaged Property”), it being agreed that with respect to any Mortgaged Property located in a jurisdiction that imposes a tax on mortgages or similar interests, the amount secured by the Mortgage shall be limited to the appraised value of the encumbered Real Estate Asset as determined in a manner reasonably satisfactory to the Collateral Agent to minimize such tax;
          (ii) an opinion of counsel (which counsel shall be reasonably satisfactory to Collateral Agent) in each state in which a Mortgaged Property is located with respect to the enforceability of the form(s) of Mortgages to be recorded in such state and such other matters as Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to Collateral Agent;
          (iii) (A) ALTA mortgagee title insurance policies or unconditional commitments therefor issued by one or more title companies reasonably satisfactory to Collateral Agent with respect to each Mortgaged Property (each, a “Title Policy”), in amounts not less than the fair market value (as determined or approved by Administrative Agent) of each Mortgaged Property, together with a title report issued by a title company with respect thereto, dated not more than thirty days prior to the Closing Date and copies of all recorded documents listed as exceptions to title or otherwise referred to therein, each in form and substance reasonably satisfactory to Collateral Agent and (B) evidence satisfactory to Collateral Agent that such Credit Party has paid to the title company or to the appropriate governmental authorities all expenses and premiums of the title company and all other sums required in connection with the issuance of each Title Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgages for each Mortgaged Property in the appropriate real estate records;
          (iv) flood certifications with respect to all Mortgaged Properties and evidence of flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors, in form and substance reasonably satisfactory to Collateral Agent; and

          (v) ALTA surveys of all Mortgaged Properties, certified to Collateral Agent for the benefit of the Secured Parties and dated not more than thirty days prior to the Closing Date.
          (b) Whitewash. Holdings shall procure that each Target Whitewash Company shall and their respective shareholders shall:
          (i) duly pass such resolutions as shall be required in accordance with Section 60 of the Companies Act 1963 (the “Target Whitewash Procedures”) in relation to the guarantee, security and related arrangements which it is proposed be entered into by the Acquired Business (including, without limitation, the matters contemplated by the Target Whitewash Documents to which such Target Whitewash Company incorporated in Ireland is a party) (such guarantee, Security and related arrangements, hereinafter referred to in this paragraph (b) as the “financial assistance”);
          (ii) satisfy the requirements of Section 60(2) to (11) (inclusive) of the Companies Act 1963 (or such equivalent provisions) in relation to the giving of the financial assistance;
          (iii) following compliance with the Target Whitewash Procedures relating to it:
          (1) execute and deliver to Administrative Agent the Target Whitewash Documents to which such Target Whitewash Company incorporated in Ireland is to be a party; and
          (2) duly execute all such documents and make or obtain all such declarations, approvals, consents, filings and registrations as are required for the efficacy, validity or enforceability of the financial assistance; and
          (iv) deliver to Administrative Agent on the Target Whitewash Date the documentation and other evidence (in each case in form and substance satisfactory to Administrative Agent acting reasonably) referred to in Schedule D, unless otherwise waived by Administrative Agent.
          (c) Landlord Waiver. The Credit Parties shall use commercially reasonable efforts to obtain a landlord’s agreement from the lessor of the property where the U.S. headquarters of ClientLogic Operating Corporation is located, which agreement shall contain a waiver or subordination of all Liens or claims that the landlord may assert, shall permit access to such property by the Administrative Agent for a reasonable period after Collateral Agent’s enforcement of remedies against the Credit Parties, and shall otherwise be reasonably satisfactory in form and substance to Administrative Agent (it being understood and agreed that the form of such agreement obtained from such landlord pursuant to the Prior Credit Agreements shall be satisfactory).
          (d) Collateral.

          (i) Within 10 Business Days after the Closing Date (or such longer period deemed reasonably necessary by the Administrative Agent), the applicable Credit Party shall execute and deliver the Belgian Collateral Documents, Brazil Collateral Documents, French Collateral Documents, German Collateral Documents, the SITEL India JV Collateral Documents (provided, the Collateral Agent agrees to the conditions contained in the joint venture agreement of SITEL India Limited related to the pledge of the Equity Interests of SITEL India Limited), the Netherland Collateral Documents, the Panamanian Collateral Documents, the Philippines Collateral Documents and the Spanish Collateral Documents and, in each case, any other documents to satisfy the necessary jurisdictional formality requirements with respect thereto.
          (e) Other
          (i) Within 10 Business Days after the Closing Date (or such longer period deemed reasonably necessary by the Administrative Agent), to the extent necessary, the applicable Credit Party shall execute and deliver a supplement reasonably satisfactory to the Administrative Agent to (A) become a party to the Agreement and (B) to become a party to any other applicable Loan Document (including supplements to the Guaranty to comply with any local law requirements).
          (ii) Within 10 Business Days after the Closing Date (or such longer period deemed reasonably necessary by the Administrative Agent), the applicable Credit Party shall deliver any SITEL stock certificate and any related SITEL stock power to the extent such certificate or power was not made available on the Closing Date.
          (iii) Within 90 days after the Closing Date (or such longer period deemed reasonably necessary by the Administrative Agent), the applicable Credit Party shall take such actions necessary to establish Liens in real or personal property owned by a Credit Party located outside the province of Ontario (subject to similar standards or reasonableness as set forth in Section 5.8 and 5.10(c)).
          (iv) Within 24 hours after the Closing Date (or such longer period deemed reasonably necessary by the Administrative Agent), appropriate signatories of SITEL not available on the Closing Date shall execute any Loan Documents not executed on the Closing Date due to such signatories’ unavailability.

ANNEX II
EXHIBIT TO CREDIT AGREEMENT
EXHIBIT 9.1(a)
FORM OF ASSIGNMENT AGREEMENT
ASSIGNMENT AND ASSUMPTION AGREEMENT
     This Assignment and Assumption Agreement (the “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as it may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.
     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, any applicable Letters of Credit and Swing Line Loans) (the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and the Credit Agreement, without representation or warranty by the Assignor.

1. Assignor:	______________________

2. Assignee:	______________________ [and is an Affiliate of a Lender or advised /managed by the same investment adviser as a Lender][1]

3. Borrower(s):	______________________

4. Administrative Agent:	Goldman Sachs Credit Partners L.P., as the administrative agent under the Credit Agreement

5. Credit Agreement:	The Credit Agreement dated as of January 30, 2007 among SITEL, LLC, ClientLogic Holding Limited, SITEL

[1]	Select as applicable

CANADA CORPORATION, the Lenders parties thereto, Goldman Sachs Credit Partners L.P., as Administrative Agent, and the other agents parties thereto.
6. Assigned Interest:

	Aggregate Amount of		Amount of
	Commitment/Loans		Commitment/Loans		Percentage Assigned of
Facility Assigned	for all Lenders		Assigned		Commitment/Loans[2]
Original U.S. Revolving Loan	$	______________	$	______________	____________	%
Extended U.S. Revolving Loan	$	______________	$	______________	____________	%
Refinancing U.S. Revolving Loan	$	______________	$	______________	____________	%
Original Canadian Revolving Loan	$	______________	$	______________	____________	%
Extended Canadian Revolving Loan	$	______________	$	______________	____________	%
Refinancing Canadian Revolving Loan	$	______________	$	______________	____________	%
Original UK Revolving Loan	$	______________	$	______________	____________	%
Extended UK Revolving Loan	$	______________	$	______________	____________	%
Refinancing UK Revolving Loan	$	______________	$	______________	____________	%
Original U.S. Term Loan	$	______________	$	______________	____________	%
Extended U.S. Term Loan	$	______________	$	______________	____________	%
Refinancing U.S. Term Loan	$	______________	$	______________	____________	%
Original Euro Term Loan	$	______________	$	______________	____________	%
Extended Euro Term Loan	$	______________	$	______________	____________	%
Refinancing Euro Term Loan	$	______________	$	______________	____________	%
Original Sterling Term Loan	$	______________	$	______________	____________	%

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders under such Facility.

	Aggregate Amount of	Amount of
	Commitment/Loans	Commitment/Loans	Percentage Assigned of
Facility Assigned	for all Lenders	Assigned	Commitment/Loans[2]
Extended Sterling Term Loan	$ ______________	$ ______________	____________	%
Refinancing Sterling Term Loan	$ ______________	$ ______________	____________	%
Effective Date: ______________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

7. Notice and Wire Instructions:

[NAME OF ASSIGNOR]	[NAME OF ASSIGNEE]
Notices:	Notices:

Attention:	Attention:
Telecopier:	Telecopier:

with a copy to:	with a copy to:

Attention:	Attention:
Telecopier:	Telecopier:

Wire Instructions:	Wire Instructions:

     The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]
By:
Title:

ASSIGNEE [NAME OF ASSIGNEE]
By:
Title:

[Consented to and][3] Accepted: GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent
By:
Title:

[Consented to:][4] [SITEL, LLC
By:
Title:

SITEL CANADA CORPORATION
By:
Title:

3	To be added in circumstances in which consent of the Administrative Agent is required by the terms of the Credit Agreement.

4	To be added in circumstances in which consent of the Borrowers is required by the terms of the Credit Agreement.

CLIENTLOGIC HOLDING LIMITED
By:
	Title:	]

ANNEX 1 to EXHIBIT 9.1(a)
STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
AND ASSUMPTION AGREEMENT
1.	Representations and Warranties.
1.1.	Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the “Credit Documents”), or any collateral thereunder, (iii) the financial condition of Holdings, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by Holdings, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2.	Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of a Qualified Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, (v) if it is a Non-U.S. Lender (as such term is defined in Section 1.11(c) (ii) of the Credit Agreement), attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee, and (vi) it is purchasing the Assigned Interest for its own account, for investment purposes and not with a view to the distribution thereof; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at that time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.
2.	Payments. All payments with respect to the Assigned Interests (including payments of principal, interest, fees and other amounts) shall be made (x) to the Assignor for amounts which have accrued to but excluding the Effective Date and (y) to the Assignee for amounts which have accrued from and after the Effective Date.
3.	General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to conflict of laws principles thereof.
[Remainder of page intentionally left blank]

ANNEX III
EXHIBIT B
FORM OF TERM LOAN EXTENSION REQUEST
[SITEL, LLC][ClientLogic Holding Limited]
c/o SITEL Worldwide Corporation
Two American Center
3102 West End Avenue, Suite 1000
Nashville, TN 37203
Attention: Mr. Neal Miller, Treasurer
Telecopier No.: 615-301-7377
Telephone No.: 615-301-7150
[Date]
Goldman Sachs Credit Partners L.P.,
as Administrative Agent
200 West Street
New York, New York 10282-2198
Ladies and Gentlemen:
Reference is made to the Credit Agreement, dated as of January 30, 2007, among SITEL, LLC, a Delaware limited liability company (“U.S. Borrower”), ClientLogic Holding Limited, a company incorporated in England and Wales under company number 3530981 (“UK Borrower”), SITEL CANADA CORPORATION, an Ontario corporation (“Canadian Borrower”, and Canadian Borrower, collectively with U.S. Borrower and UK Borrower, the “Borrowers”), the other Credit Parties party thereto, the Lenders from time to time party thereto, Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Joint Bookrunner, Administrative Agent (together with its permitted successor(s) in such capacity, “Administrative Agent”) and Collateral Agent (together with its permitted successor(s) in such capacity, “Collateral Agent”), and General Electric Capital Corporation, as Syndication Agent (in such capacity, “Syndication Agent”) (as amended as of December 9, 2008, as amended as of April 21, 2009, as amended as of February 18, 2010, as amended as of May 12, 2011 and as it may be further amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.
The [UK][U.S.] Borrower hereby notifies the Administrative Agent of its request that an aggregate principal amount specified below of [U.S.][Euro][Sterling] Term Loans specified below be converted on [Insert conversion date] to extend the scheduled final maturity date thereof on the following terms:
1. Aggregate principal amount of [U.S.][Euro][Sterling] Term Loans to be converted: ____________
2. Extended Term Loan Maturity Date of such Extended [U.S.][Euro][Sterling] Term Loans: __________________
3. Applicable Margin for such Extended [U.S.][Euro][Sterling] Term Loans: _______________________
4. Scheduled amortization of such Extended [U.S.][Euro][Sterling] Term Loans: _______________________
5. [Upfront fees or premiums for such Extended [U.S.][Euro][Sterling] Term Loans]: _______________________
[Add Section 1.17 Additional Agreements, if any]
Except as specified above, or as provided in Section 1.17 of the Credit Agreement, all terms of such Extended [U.S.][Euro][Sterling] Term Loans shall be identical to those applicable to the Existing [U.S.][Euro][Sterling] Term Loan Class from which they were converted.
The [UK][U.S.] Borrower hereby requests that Lenders respond to this Term Loan Extension Request by ___________.5
In order to induce Lenders to enter into the applicable Extension Agreement, the [UK][U.S.] Borrower represents and warrants to the Administrative Agent and each Lender that:
1. The representations and warranties contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
2. No event has occurred and is continuing that constitutes an Event of Default or a Default.
[Remainder of page intentionally left blank.]

5	To be no later than 3 Business Days prior to the effectiveness of the Extension Agreement.

Very truly yours, [SITEL, LLC] [CLIENTLOGIC HOLDING LIMITED]
By:
Name:
Title:

ANNEX IV
EXHIBIT C
FORM OF REVOLVING LOAN EXTENSION REQUEST
[SITEL, LLC][ClientLogic Holding Limited][SITEL CANADA CORPORATION]
c/o SITEL Worldwide Corporation
Two American Center
3102 West End Avenue, Suite 1000
Nashville, TN 37203
Attention: Mr. Neal Miller, Treasurer
Telecopier No.: 615-301-7377
Telephone No.: 615-301-7150
[Date]
Goldman Sachs Credit Partners L.P.,
as Administrative Agent
200 West Street
New York, New York 10282-2198
Ladies and Gentlemen:
Reference is made to the Credit Agreement, dated as of January 30, 2007, among SITEL, LLC, a Delaware limited liability company (“U.S. Borrower”), ClientLogic Holding Limited, a company incorporated in England and Wales under company number 3530981 (“UK Borrower”), SITEL CANADA CORPORATION, an Ontario corporation (“Canadian Borrower”, and Canadian Borrower, collectively with U.S. Borrower and UK Borrower, the “Borrowers”), the other Credit Parties party thereto, the Lenders from time to time party thereto, Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Joint Bookrunner, Administrative Agent (together with its permitted successor(s) in such capacity, “Administrative Agent”) and Collateral Agent (together with its permitted successor(s) in such capacity, “Collateral Agent”), and General Electric Capital Corporation, as Syndication Agent (in such capacity, “Syndication Agent”) (as amended as of December 9, 2008, as amended as of April 21, 2009, as amended as of February 18, 2010, as amended as of May 12, 2011 and as it may be further amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.
The [U.S.][Canadian][UK] Borrower hereby notifies the Administrative Agent of its request that an aggregate principal amount specified below of [U.S.][Canadian][UK] Revolving Commitments (and [U.S.][Canadian][UK] Revolving Loans thereunder) specified below be converted on [Insert conversion date] to extend the scheduled final maturity date thereof on the following terms:
1. Aggregate principal amount of [U.S.][Canadian][UK] Revolving Commitments to be converted: ____________
2. Scheduled final maturity date and commitment termination date of such Extended [U.S.][Canadian][UK] Revolving Commitments and related Extended [U.S.][Canadian][UK] Revolving Loans: _______________________
3. Applicable Margin for such Extended [U.S.][Canadian][UK] Revolving Loans: _______________________
4. Applicable Unused Line Fee Percentage for such Extended [U.S.][Canadian][UK] Revolving Commitments and related Extended [U.S.][Canadian][UK] Revolving Loans: __________________________
5. [Upfront fees or premiums for such Extended [U.S.][Canadian][UK] Revolving Commitments and related Extended [U.S.][Canadian][UK] Revolving Loans]: _______________________
[Add Section 1.17 Additional Agreements, if any]
Except as specified above, or as provided in Section 1.17 of the Credit Agreement, all terms of such Extended [U.S.][Canadian][UK] Revolving Commitments and related Extended [U.S.][Canadian][UK] Revolving Loans shall be identical to those applicable to the Existing [U.S.][Canadian][UK] Revolving Class from which they were converted.
[The [U.S.][Canadian][UK] Borrower hereby requests that the [U.S.][Canadian][UK] L/C Issuer agree to extend its commitment under the Credit Agreement to issue Letters of Credit until the scheduled final maturity date and commitment termination date of the Extended [U.S.][Canadian][UK] Revolving Commitments and related Extended Revolving Loans set forth above.]
[The [U.S.][Canadian][UK] Borrower hereby requests that the [U.S. Dollars][Canadian Dollars][Sterling][Euro] Swing Line Lender agree to extend its commitment to make Swing Line Loans until the scheduled final maturity date and commitment termination date of the Extended [U.S.][Canadian][UK] Revolving Commitments and related Extended Revolving Loans set forth above.]
The [U.S.][Canadian][UK] Borrower hereby requests that Lenders [, the [U.S.][Canadian][UK] L/C Issuer and the [U.S. Dollars][Canadian Dollars][Sterling][Euro] Swing Line Lender] respond to this Revolving Loan Extension Request by ____________.
In order to induce [, the [U.S.][Canadian][UK] L/C Issuer and the [U.S. Dollars][Canadian Dollars][Sterling][Euro] Swing Line Lender] to enter into the applicable Extension Agreement,

the [U.S.][Canadian][UK] Borrower represents and warrants to the Administrative Agent [, the [U.S.][Canadian][UK] L/C Issuer and the [U.S. Dollars][Canadian Dollars][Sterling][Euro] Swing Line Lender] and each Lender that:
1. The representations and warranties contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
2. No event has occurred and is continuing that constitutes an Event of Default or a Default.
[Remainder of page intentionally left blank.]

Very truly yours, [SITEL, LLC] [CLIENTLOGIC HOLDING LIMITED] [SITEL CANADA CORPORATION]
By:
Name:
Title:

ANNEX V
EXHIBIT D
FORM OF EXTENSION ELECTION
[Insert Name of Lender]
[Insert Address of Lender]
Goldman Sachs Credit Partners L.P.,
as Administrative Agent
200 West Street
New York, New York 10282-2198
Ladies and Gentlemen:
Reference is made to the Credit Agreement, dated as of January 30, 2007, among SITEL, LLC, a Delaware limited liability company (“U.S. Borrower”), ClientLogic Holding Limited, a company incorporated in England and Wales under company number 3530981 (“UK Borrower”), SITEL CANADA CORPORATION, an Ontario corporation (“Canadian Borrower”, and Canadian Borrower, collectively with U.S. Borrower and UK Borrower, the “Borrowers”), the other Credit Parties party thereto, the Lenders from time to time party thereto, Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Joint Bookrunner, Administrative Agent (together with its permitted successor(s) in such capacity, “Administrative Agent”) and Collateral Agent (together with its permitted successor(s) in such capacity, “Collateral Agent”), and General Electric Capital Corporation, as Syndication Agent (in such capacity, “Syndication Agent”) (as amended as of December 9, 2008, as amended as of April 21, 2009, as amended as of February 18, 2010, as amended as of May 12, 2011 and as it may be further amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.
[Insert name of Lender] hereby notifies the Administrative Agent of its election to convert $__________ aggregate principal amount of [Insert type of Original Term Loan or previously extended Term Loan, as applicable, to be converted]/[Insert type of Original Revolving Commitments or previously extended Revolving Commitments, as applicable, to be converted] [(and Revolving Loans thereunder)] into [Insert Name of Extended Term Loans]/[Insert Name of Extended Revolving Commitments (and related Extended Revolving Loans)] on [Insert conversion date] on the terms and conditions specified in the [Term Loan Extension Request]/[Revolving Loan Extension Request] referred to above.
[Remainder of page intentionally left blank.]

Very truly yours, [Insert Name of Lender]
By:
Name:
Title:

ANNEX VI
EXHIBIT E
FORM OF EXTENSION AGREEMENT
[Insert Names of Lenders]
[Insert Addresses of Lenders]
[Date]
[SITEL, LLC][ClientLogic Holding Limited][SITEL CANADA CORPORATION]
c/o SITEL Worldwide Corporation
Two American Center
3102 West End Avenue, Suite 1000
Nashville, TN 37203
Attention: Mr. Neal Miller, Treasurer
Telecopier No.: 615-301-7377
Telephone No.: 615-301-7150
Goldman Sachs Credit Partners L.P.,
as Administrative Agent
200 West Street
New York, New York 10282-2198
Ladies and Gentlemen:
Reference is made to the Credit Agreement, dated as of January 30, 2007, among SITEL, LLC, a Delaware limited liability company (“U.S. Borrower”), ClientLogic Holding Limited, a company incorporated in England and Wales under company number 3530981 (“UK Borrower”), SITEL CANADA CORPORATION, an Ontario corporation (“Canadian Borrower”, and Canadian Borrower, collectively with U.S. Borrower and UK Borrower, the “Borrowers”), the other Credit Parties party thereto, the Lenders from time to time party thereto, Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Joint Bookrunner, Administrative Agent (together with its permitted successor(s) in such capacity, “Administrative Agent”) and Collateral Agent (together with its permitted successor(s) in such capacity, “Collateral Agent”), and General Electric Capital Corporation, as Syndication Agent (in such capacity, “Syndication Agent”) (as amended as of December 9, 2008, as amended as of April 21, 2009, as amended as of February 18, 2010, as amended as of May 12, 2011 and as it may be further amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Each Lender party to this letter agreement (this “Extension Agreement”, and each such Lender, an “Extending Lender”) hereby severally agrees to convert on [Insert effective date], as applicable, (i) the [Insert type of Original Revolving Commitments or previously extended Revolving Commitment, as applicable] set forth on such Lender’s applicable Extension Election and Revolving Loans thereunder to an Extended [U.S.][Canadian][UK] Revolving Commitment and related Extended [U.S.][Canadian][UK] Revolving Loans with the terms set forth on Annex I hereto and/or (ii) the [Insert applicable Original Term Loans or previously extended Term Loans, as applicable] set forth on such Lender’s applicable Extension Election to Extended [U.S.][Euro][Sterling] Term Loans with the terms set forth on Annex II hereto. Each Extended [U.S.][Canadian][UK] Revolving Commitment and related Extended [U.S.][Canadian][UK] Revolving Loans and each Extended [U.S.][Euro][Sterling] Term Loan provided pursuant to this Extension Agreement shall be subject to the terms and conditions set forth in the Credit Agreement. Each Extending Lender also agrees that the provisions set forth on Annexes I and II attached hereto shall be applicable to its Extended [U.S.][Canadian][UK] Revolving Commitments and related Extended [U.S.][Canadian][UK] Revolving Loans and/or Extended [U.S.][Euro][Sterling] Term Loans, as applicable.
[The [U.S.][Canadian][UK] L/C Issuer party to this Extension Agreement (the “Extending Issuing Bank”) hereby agrees to extend its commitment under the Credit Agreement to issue Letters of Credit until the scheduled final maturity date and commitment termination date of the Extended [U.S.][Canadian][UK] Revolving Commitments and related Extended [U.S.][Canadian][UK] Revolving Loans set forth on Annex I hereto. Each Letter of Credit shall be subject to the terms and conditions set forth in the Credit Agreement.]
[The [U.S. Dollars][Canadian Dollars][Sterling][Euro] Swing Line Lender party to this Extension Agreement (the “Extending Swing Line Lender”) hereby agrees to extend its commitment to make Swing Line Loans until the scheduled final maturity date and commitment termination date of the Extended [U.S.][Canadian][UK] Revolving Commitments and related Extended [U.S.][Canadian][UK] Revolving Loans set forth on Annex I hereto. Each Swing Line Loan shall be subject to the terms and conditions set forth in the Credit Agreement.]
Each Extending Lender hereby:
1. confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Extension Agreement;
2. agrees that it will, independently and without reliance upon the Administrative Agent, the other Agents, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;
3. appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents or any other instrument or document furnished pursuant thereto as are delegated to the Agents by the terms thereof, together with such powers as are reasonably incidental thereto;
4. as applicable, agrees that (1) its Extended [U.S.][Canadian][UK] Revolving Commitments resulting from the effectiveness of this Extension Agreement (if any) shall be referred to as “[ ] Extended [U.S.][Canadian][UK] Revolving Commitments” and (2) its Extended [U.S.][Canadian][UK] Term Loans resulting from the effectiveness of this Extension Agreement (if any) shall be referred to as “[ ] Extended [U.S.][Euro][Sterling] Term Loans”;
5. authorizes the Agents to execute such amendments to the Loan Documents as are considered to be necessary or advisable pursuant to Section 1.17 of the Credit Agreement;
6. agrees that it will continue to perform, in accordance therewith, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender;
7. to the extent required by Section 1.11 of the Credit Agreement, in the case of each Non-US Lender, attaches the forms prescribed by the Internal Revenue Service of the United States, certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Loan Documents; and
8. (a) acknowledges and agrees that the Fourth Amendment complies in all respects with the Credit Agreement (prior to giving effect to the Fourth Amendment), including Section 11.1 thereof, and consents and agrees to the amendments and other agreements made in the Second Amendment, (b) acknowledges and agrees that this Extension Agreement complies in all respects with the Credit Agreement, including Sections 1.17 and 11.1 thereof, and (c) consents in accordance with the Credit Agreement, including Sections 1.17 and 11.1 thereof, to the extensions and other agreements contemplated herein.
Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Extension Agreement and consents to the supplement of the Fourth Amendment and/or the Credit Agreement effected pursuant to this Extension Agreement. Each Credit Party hereby confirms that the Guaranty by such Credit Party will continue to guarantee, to the fullest extent possible in accordance with such Guaranty, the payment and performance of all applicable Obligations. Each Credit Party hereby confirms that each relevant Collateral Document to which it is a party or otherwise bound and all Collateral of such Credit Party encumbered thereby will continue to secure, to the fullest extent possible in accordance with such Collateral Document, the payment and performance of all Obligations of such Credit Party.
Each Credit Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound, as amended (including as amended and modified by this Extension Agreement), shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Extension Agreement. Each Credit Party represents and warrants that, after giving effect to the amendments and other agreements made in this Extension Agreement, all representations and warranties made by it in each Loan Document to which it is a party or otherwise bound are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
The [U.S.][Canadian][UK] Borrower and each other Credit Party party hereto has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Extended [U.S.][Canadian][UK] Revolving Commitments and Extended [U.S.][Euro][Sterling] Term Loans are secured in accordance with the Collateral Documents (other than with respect to modification agreements to Mortgages that shall be provided no later than [__] days (or such greater number of days as agreed to by Administrative Agent in its sole discretion) following the effective date of this Extension Agreement).
In order to induce Lenders the [U.S.][Canadian][UK] L/C Issuer and/or the [U.S. Dollars][Canadian Dollars][Sterling][Euro] Swing Line Lender] to enter into this Extension Agreement and to supplement the Fourth Amendment and/or the Credit Agreement in the manner provided herein, the [U.S.][Canadian][UK] Borrower and each other Credit Party represents and warrants to the Administrative Agent and each Lender [, the [U.S.][Canadian][UK] L/C Issuer and/or the [U.S. Dollars][Canadian Dollars][Sterling][Euro] Swing Line Lender] that the following statements are true and correct in all material respects:
1. Each Credit Party which is party hereto has all requisite power and authority to enter into this Extension Agreement.
2. The execution and delivery of this Extension Agreement by each Credit Party that is a party hereto have been duly authorized by all necessary action on the part of each such Credit Party.
3. The execution, delivery and performance by each Credit Party of this Extension Agreement (including the extensions of maturity contemplated hereby) does not and will not (i) violate any applicable law or regulation, or any order or decree of any court or Governmental Authority except where such violation would not reasonably be expected to have a Material Adverse Effect, (ii) contravene any provision of such Person’s charter, bylaws or partnership or operating agreement, memorandum or articles of association (or equivalent) as applicable, (iii) conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound except where such conflict, breach or default would not reasonably be expected to have a Material Adverse Effect, (iv) result in the creation or imposition of any Lien upon any material property of such Person other than those in favor of Collateral Agent, on behalf of itself and Secured Parties, pursuant to the Loan Documents other than Liens permitted hereunder and (v) require the consent or approval of any Governmental Authority, other than those which have been (or will be within any applicable statutory time limits) duly obtained, made or complied with on or prior to the date hereof.

4. No registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Extension Agreement.
5. This Extension Agreement has been duly executed and delivered by each of the Credit Parties that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
6. After giving effect to the amendments and other agreements made in this Extension Agreement, the representations and warranties contained in Section 3 of the Credit Agreement (after giving effect to this Extension Agreement) are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
7. After giving effect to the amendments and other agreements made in this Extension Agreement, no event has occurred and is continuing that would constitute an Event of Default or a Default.
Upon the execution of a counterpart of this Extension Agreement by the [U.S.][Canadian][UK] Borrower and each other Credit Party, each Extending Lender [, the [U.S.][Canadian][UK] L/C Issuer [and] the [U.S. Dollars][Canadian Dollars][Sterling][Euro] Swing Line Lender], the delivery to the Administrative Agent of a fully executed copy hereof (including by way of counterparts and by electronic delivery) and the payment of any fees required in connection herewith, this Extension Agreement and the conversions, extensions and other agreements contemplated herein shall become effective as of [Insert effective date]. The parties hereto agree that (a) the aggregate principal amount of [Insert applicable Original Term Loans or previously extended Term Loans, as applicable] converted into Extended [U.S.][Euro][Sterling] Term Loans pursuant to this Extension Agreement is $____________, (b) the aggregate principal amount of [Insert applicable Original Revolving Commitments or previously converted Revolving Commitments, as applicable] converted into Extended [U.S.][Canadian][UK] Revolving Commitments pursuant to this Extension Agreement is $________________ and (c) the aggregate principal amount of Revolving Loans related to [Insert applicable Revolving Commitments] converted into Extended [U.S.][Canadian][UK] Revolving Loans pursuant to this Extension Agreement is $________________.
After the effectiveness of this Extension Agreement in accordance with the preceding paragraph, this Extension Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 11.1 of the Credit Agreement.
THIS EXTENSION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED

AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.
This Extension Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
[Remainder of this page intentionally left blank.]

Very truly yours, [Insert Lender, [U.S.][Canadian][UK] L/C Issuer [and] the [U.S. Dollars][Canadian Dollars][Sterling][Euro] Swing Line Lender signature block]

ACCEPTED AND AGREED AS OF THE DATE FIRST WRITTEN ABOVE: SITEL, LLC
By:
Name:
Title:

CLIENTLOGIC HOLDING LIMITED
By:
Name:
Title:

SITEL CANADA CORPORATION
By:
Name:
Title:

SITEL WORLDWIDE CORPORATION
By:
Name:
Title:

SITEL OPERATING CORPORATION
By:
Name:
Title:

SERVICE ZONE HOLDINGS, LLC
By:
Name:
Title:

CATALOG RESOURCES, INC.
By:
Name:
Title:

SITEL INTERNATIONAL HOLDINGS, INC.
By:
Name:
Title:

1293219 ONTARIO INC.
By:
Name:
Title:

1293220 ONTARIO INC.
By:
Name:
Title:

SITEL MEXICO S.A. DE C.V.
By:
Name:
Title:

CLIENTLOGIC (UK) HOLDING LIMITED
By:
Name:
Title:

CLIENTLOGIC LIMITED
By:
Name:
Title:

CLIENTLOGIC (UK) LIMITED
By:
Name:
Title:

SITEL INTERNATIONAL, LLC
By:
Name:
Title:

NATIONAL ACTION FINANCIAL SERVICES, INC.
By:
Name:
Title:

SITEL CUSTOMER CARE, INC.
By:
Name:
Title:

SITEL TELESERVICES CANADA, INC.
By:
Name:
Title:

SITEL (BVI) INTERNATIONAL, INC.
By:
Name:
Title:

SITEL EUROPE LIMITED
By:
Name:
Title:

SITEL UK LIMITED
By:
Name:
Title:

SITEL NEW ZEALAND LIMITED
By:
Name:
Title:

CLIENTLOGIC B.V.
By:
Name:
Title:

SYSTEMS INTEGRATED TELEMARKETING NETHERLANDS B.V.
By:
Name:
Title:

SITEL GMBH
By:
Name:
Title:

SRM INKASSO GMBH
By:
Name:
Title:

SITEL IBERICA TELESERVICES, S.A.U.
By:
Name:
Title:

SITEL BELGIUM NV
By:
Name:
Title:

SITEL FINANCE CORP.
By:
Name:
Title:

SITEL PANAMA, S.A.
By:
Name:
Title:

SITEL PHILIPPINES CORPORATION
By:
Name:
Title:

SITEL INDIA LIMITED
By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent
By:
Authorized Signatory

ANNEX I TO EXTENSION AGREEMENT
[Insert Extended Revolving Commitment economic terms specified in Extension Request] 1

[1]	To include any Section 1.17 Additional Agreements.

ANNEX II TO EXTENSION AGREEMENT
[Insert Extended Term Loan economic terms specified in Extension Request] 7

[7]	To include any Section 1.17 Additional Agreements.

ANNEX VII
EXHIBIT F TO
CREDIT AGREEMENT
JOINDER AGREEMENT
THIS JOINDER AGREEMENT, dated as of [__________ __, 20__] (this “Agreement”), by and among [NEW LENDERS] (each a “Lender” and collectively the “Lenders”), SITEL, LLC, a Delaware limited liability company (“U.S. Borrower”), CLIENTLOGIC HOLDING LIMITED, a company incorporated in England and Wales under company number 3530981 (“UK Borrower”), SITEL CANADA CORPORATION, an Ontario corporation (“Canadian Borrower”, and Canadian Borrower, collectively with U.S. Borrower and UK Borrower, the “Borrowers”), GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), as Syndication Agent, and GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent.
RECITALS:
          WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 30, 2007, by and among Borrowers, the Guarantors party thereto, the Lenders from time to time party thereto, GECC, as Syndication Agent, GSCP, as Administrative Agent and Collateral Agent and the other agents party thereto (as amended as of December 9, 2008, as amended as of April 21, 2009, as amended as of February 18, 2010, as amended as of May 12, 2011 and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement’’; the terms defined therein and not otherwise defined herein being used herein as therein defined); and
          WHEREAS, subject to the terms and conditions of the Credit Agreement, [U.S.][Canadian][UK] Borrower may obtain Refinancing [[U.S.][Canadian][UK] Revolving] [[U.S.][Euro][Sterling] Term Loan] Commitments by entering into one or more Joinder Agreements with the Refinancing [[U.S.][Canadian][UK] Revolving] [[U.S.][Euro][Sterling] Term] Lenders, as applicable.
          NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
          Each Lender party hereto hereby agrees to commit to provide its respective Refinancing [[U.S.][Canadian][UK] Revolving] [[U.S.][Euro][Sterling] Term Loan] Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:
          Each Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and Syndication Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent and Syndication Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
          Each Lender hereby agrees to make its Refinancing [[U.S.][Canadian][UK] Revolving] [[U.S.][Euro][Sterling] Term Loan] Commitment on the following terms and conditions8:
1.	Applicable Margin. The Applicable Margin for each Tranche [__] Refinancing [U.S.][Euro][Sterling] Term Loan shall mean, as of any date of determination, [___]% per annum.
2.	Principal Payments. The [U.S.][UK] Borrower shall make principal payments on the Tranche [__] Refinancing [U.S.][Euro][Sterling] Term Loans in installments on the dates and in the amounts set forth below:

(B)
Scheduled
Repayment of
(A)	Tranche [__]
Payment	[U.S.][Euro][Sterling] Term
Date	Loans
$__________
$__________
$__________
$__________
$__________
$__________
$__________
$__________

8	Insert completed items 1-7 as applicable, with respect to Refinancing [U.S.][Euro][Sterling] Term Loans with such modifications as may be agreed to by the parties hereto to the extent consistent with Section 1.18 of the Credit Agreement.

(B)
Scheduled
Repayment of
(A)	Tranche [__]
Payment	[U.S.][Euro][Sterling] Term
Date	Loans
$__________
$__________
$__________
$__________
$__________
$__________
TOTAL	$__________
3.	Voluntary and Mandatory Prepayments. Scheduled installments of principal of the Tranche [__] Refinancing [U.S.][Euro][Sterling] Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche [__] Refinancing [U.S.][Euro][Sterling] Term Loans in accordance with Section 1.3 of the Credit Agreement; and provided further, that the Tranche [__] Refinancing [[U.S.][Euro][Sterling] Term Loans and all other amounts under the Credit Agreement with respect to the Tranche [__] Refinancing [U.S.][Euro][Sterling] Term Loans shall be paid in full on ______________, 20__ (the “Refinancing [U.S.][Euro][Sterling] Term Loans Maturity Date”) and the final installment payable by the [U.S.][UK] Borrower in respect of the Tranche [__] Refinancing [U.S.][Euro][Sterling] Term Loans on such date shall be in an amount, if such amount is different from the amount specified above, sufficient to repay all amounts owing by the [U.S.][UK] Borrower under the Credit Agreement with respect to the Tranche [__] Refinancing [U.S.][Euro][Sterling] Term Loans.

4.	Prepayment Fees. The [U.S.][UK] Borrower agrees to pay to each Refinancing [U.S.][Euro][Sterling] Term Lender the following prepayment fees, if any: [__________].
[Insert other additional prepayment provisions with respect to Refinancing [U.S.][Euro][Sterling] Term Loans in each case, consistent with the requirements of Section 1.18 of the Credit Agreement.]

5.	Other Fees. The [U.S.][Canadian][UK] Borrower agrees to pay each Refinancing [[U.S.][Canadian][UK] Revolving] [[U.S.][Euro][Sterling] Term] Lender its Pro Rata Share of an aggregate fee equal to [________ __, ____] on [_________ __, ____].
6.	Proposed Borrowing. This Agreement represents the [U.S.][UK] Borrower’s request to borrow Tranche [__] Refinancing [U.S.][Euro][Sterling] Term Loans from the Refinancing [U.S.][Euro][Sterling] Term Lender as follows (the “Proposed Borrowing”):
a.	Business Day of Proposed Borrowing: ___________, ____
b.	Amount of Proposed Borrowing: $___________________

c.	Interest rate option:	☐	a.	Index Rate Loan(s)

		☐	b.	LIBOR Loan(s) with an initial interest period of _____

		☐	c.	EURIBOR Rate Loan(s) with an initial interest period of _____

		☐	d.	BA Rate Loan(s) with an initial interest period of _____
7.	[New Lenders. Each Refinancing [[U.S.][Canadian][UK] Revolving] [[U.S.][Euro][Sterling] Term] Lender acknowledges and agrees that upon its execution of this Agreement [and the making of Tranche [__] Refinancing [U.S.][Euro][Sterling] Term Loans] that such Refinancing [[U.S.][Canadian][UK] Revolving] [[U.S.][Euro][Sterling] Term] Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.][9]
8.	Credit Agreement Governs. Except as set forth in this Agreement, [Refinancing [U.S.][Canadian][UK] Revolving Loans] [Tranche [__] Refinancing [U.S.][Euro][Sterling] Term Loans] shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.
9.	Borrower’s Certifications. By its execution of this Agreement, the [U.S.][Canadian][UK] Borrower hereby certifies that:
i.	The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on

9	Insert bracketed language if the lending institution is not already a Lender.

and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;
ii.	No event has occurred and is continuing or would result from the consummation of the Proposed Borrowing contemplated hereby that would constitute a Default or an Event of Default; and
iii.	Each of the Borrowers has satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof with respect to the effectiveness of this Agreement.
10.	Borrower Covenants. By its execution of this Agreement, the [U.S.][Canadian][UK] Borrower hereby covenants that:
i.	[The [U.S.][Canadian][UK] Borrower shall make any payments required pursuant to Section 1.18 of the Credit Agreement in connection with the Refinancing [U.S.][Canadian][UK] Revolving Commitments;][10] and
ii.	The [U.S.][Canadian][UK] Borrower shall deliver or cause to be delivered the following legal opinions and documents: [___________], together with all other legal opinions and other documents reasonably requested by Administrative Agent in connection with this Agreement.
11.	Eligible Assignee. By its execution of this Agreement, each Refinancing [[U.S.][Canadian][UK] Revolving][[U.S.][Euro][Sterling] Term] Lender represents and warrants that it is an Eligible Assignee.
12.	Notice. For purposes of the Credit Agreement, the initial notice address of each Refinancing [[U.S.][Canadian][UK] Revolving][[U.S.][Euro][Sterling] Term] Lender shall be as set forth below its signature below.
13.	Non-US Lenders. For each Refinancing [[U.S.][Canadian][UK] Revolving][[U.S.][Euro][Sterling] Term] Lender that is a Non-US Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Refinancing [[U.S.][Canadian][UK] Revolving][[U.S.][Euro][Sterling] Term] Lender may be required to deliver to Administrative Agent pursuant to subsection 1.11(c) of the Credit Agreement.

10	Select this provision in the circumstance where the Lender is a Refinancing [U.S.][Canadian][UK] Revolving Lender.

14.	Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the Tranche [__] Refinancing [[U.S.][Euro][Sterling] Term] [[U.S.][Canadian][UK] Revolving] Loans made by Refinancing [[U.S.][Canadian][UK] Revolving][[U.S.][Euro][Sterling] Term] Lenders in the Register.

15.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

16.	Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

17.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

18.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

19.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
[Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of [_____________, ______].

[NAME OF LENDER]
By:
Name:
Title: Notice Address: Attention: Telephone: Facsimile:

SITEL, LLC
By:
Name:
Title:

CLIENTLOGIC HOLDING LIMITED
By:
Name:
Title:

SITEL CANADA CORPORATION
By:
Name:
Title:

SITEL WORLDWIDE CORPORATION
By:
Name:
Title:

SITEL OPERATING CORPORATION
By:
Name:
Title:

SERVICE ZONE HOLDINGS, LLC
By:
Name:
Title:

CATALOG RESOURCES, INC.
By:
Name:
Title:

SITEL INTERNATIONAL HOLDINGS, INC.
By:
Name:
Title:

1293219 ONTARIO INC.
By:
Name:
Title:

1293220 ONTARIO INC.
By:
Name:
Title:

SITEL MEXICO S.A. DE C.V.
By:
Name:
Title:

CLIENTLOGIC (UK) HOLDING LIMITED
By:
Name:
Title:

CLIENTLOGIC LIMITED
By:
Name:
Title:

CLIENTLOGIC (UK) LIMITED
By:
Name:
Title:

SITEL INTERNATIONAL, LLC
By:
Name:
Title:

NATIONAL ACTION FINANCIAL SERVICES, INC.
By:
Name:
Title:

SITEL CUSTOMER CARE, INC.
By:
Name:
Title:

SITEL TELESERVICES CANADA, INC.
By:
Name:
Title:

SITEL (BVI) INTERNATIONAL, INC.
By:
Name:
Title:

SITEL EUROPE LIMITED
By:
Name:
Title:

SITEL UK LIMITED
By:
Name:
Title:

SITEL NEW ZEALAND LIMITED
By:
Name:
Title:

CLIENTLOGIC B.V.
By:
Name:
Title:

SYSTEMS INTEGRATED TELEMARKETING NETHERLANDS B.V.
By:
Name:
Title:

SITEL GMBH
By:
Name:
Title:

SRM INKASSO GMBH
By:
Name:
Title:

SITEL IBERICA TELESERVICES, S.A.U.
By:
Name:
Title:

SITEL BELGIUM NV
By:
Name:
Title:

SITEL FINANCE CORP.
By:
Name:
Title:

SITEL PANAMA, S.A.
By:
Name:
Title:

SITEL PHILIPPINES CORPORATION
By:
Name:
Title:

SITEL INDIA LIMITED
By:
Name:
Title:

Consented to by:

GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent
By:
Authorized Signatory

GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent
By:
Name:
Title:

SCHEDULE A
TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount
[___________________]	Refinancing	$_________________
[[U.S.][Canadian][UK]
Revolving]
[[U.S.][Euro][Sterling] Term
Loan] Commitment

Total: $_________________